Jason L. Bradshaw

Senior Variable Compliance Consultant

North American Companies

for Life and Health Insurance

525 West Van Buren •  Chicago, Illinois 60607

Phone:  800.800.3656, Ext. 27878 •  Fax: 312.648.7778

E-Mail:  jbradshaw@sfgmembers.com

April 29, 2014

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549

RE:  Midland National Life Separate Account A

File Number 333-153825 – Premier Variable Universal Life III

Commissioners:

Enclosed for filing is a copy of Post-Effective Amendment Number 7 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill & Brennan LLP at 202-383-0126 or fred.bellamy@sutherland.com.

Sincerely,

/s/ Jason L. Bradshaw

Jason L. Bradshaw

Senior Variable Compliance Consultant

cc:        Frederick R. Bellamy

            Sutherland Asbill & Brennan LLP

As filed with the Securities and Exchange Commission on April 29, 2014

Registration File No. 333-153825
811-05271

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[	]
PRE-EFFECTIVE AMENDMENT NO. __ _	[	]
POST-EFFECTIVE AMENDMENT NO. _7__	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	[	]
AMENDMENT NO. ____167__	[ X ]

(Check appropriate box or boxes.)

Midland National Life Separate Account A
(Exact name of registrant)

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Name of depositor)
One Sammons Plaza
Sioux Falls, South Dakota 57193-9991
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (605) 335-5700

Victoria E. Fimea	Copy to:
Senior Vice President, General Counsel & Secretary
Midland National Life Insurance Company	Frederick R. Bellamy, Esq.
One Sammons Plaza	Sutherland Asbill & Brennan LLP
Sioux Falls, South Dakota 57193-9991	700 Sixth Street, NW, Suite 700
(Name and address of agent for service)	Washington, DC 20001-3980

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):
o	immediately upon filing pursuant to paragraph (b)
þ	on May 1, 2014 pursuant to paragraph (b)
o	60 days after filing pursuant to paragraph (a)(i)
o	on pursuant to paragraph (a)(i) of Rule 485
If appropriate check the following box:
o	This post-effective amendment designates a new effective date for a previously filed post-
effective amendment

Title of Securities Being Registered:
Individual Flexible Premium Variable Life Insurance Policies
Premier Variable Universal Life III

Premier Variable Universal Life III

Flexible Premium Variable Life Insurance Policy

Issued By:

Midland National Life Insurance Company

One Sammons Plaza  •   Sioux Falls, SD  57193

(605) 373-2207 (telephone)  •   (800) 272-1642 (toll-free telephone number)

(877) 841-6709 (toll-free facsimile for transaction requests)

(877) 208-6136 (toll-free facsimile for service requests)

Through the Midland National Life Separate Account A

Premier Variable Universal Life III (“the policy”) is a life insurance policy issued by Midland National Life Insurance Company.  The policy:

•         provides insurance coverage with flexibility in death benefits and premiums;

•         pays a death benefit if the Insured person dies while the policy is still inforce;

•         can provide substantial policy fund build-up on a tax-deferred basis.  However, there is no guaranteed policy fund for amounts You allocate to the investment divisions.  You bear the risk of poor investment performance for those amounts.

•         lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy.  There may be tax consequences to these transactions.  Loans and withdrawals affect the policy fund and may affect the death benefit.

You have a limited right to examine Your policy and return it to Us for a refund.  You may decide how much Your premiums will be and how often You wish to pay them, within limits.  You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract (“MEC”).  If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You may allocate Your policy fund to Our General Account and up to fifteen investment divisions.  Each division invests in a specified mutual fund portfolio.  The mutual fund portfolios are part of the following series funds  or trusts:

1.      AIM Variable Insurance Funds (Invesco Variable Insurance Funds),

2.      The Alger Portfolios,

3.      American Century Variable Portfolios, Inc.,

4.      Fidelity® Variable Insurance Products,

5.      Goldman Sachs Variable Insurance Trust,

6.      Lord Abbett Series Fund, Inc.,

7.      MFS® Variable Insurance Trusts,

8.      Neuberger Berman Advisers Management Trust,

9.      PIMCO Variable Insurance Trust,

10.  ProFunds Trust,

11.  Van Eck VIP Trust, and

12.  Vanguard® Variable Insurance Funds

You can choose among the fifty-eight investment divisions listed on the following page.

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk.  You could lose the amount You invest and lose Your insurance coverage due to poor investment performance.  No one insures or guarantees the policy fund allocated to the investment divisions. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

May 1, 2014

SEPARATE ACCOUNT INVESTMENT PORTFOLIOS

Alger Capital Appreciation Portfolio	Invesco V.I. Global Health Care Fund
Alger Large Cap Growth Portfolio	Invesco V.I. International Growth Fund
Alger Mid Cap Growth Portfolio	Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio
American Century VP Capital Appreciation Fund	Lord Abbett Series Fund, Inc. Growth and Income Portfolio
American Century VP International Fund	Lord Abbett Series Fund, Inc. International Opportunities Portfolio
American Century VP Value Fund	Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio
Fidelity® VIP Asset ManagerSM Portfolio	MFS® VIT Growth Series
Fidelity® VIP Asset Manager: Growth® Portfolio	MFS® VIT New Discovery Series
Fidelity® VIP Balanced Portfolio	MFS® VIT Research Series
Fidelity® VIP Contrafund® Portfolio	MFS® VIT Total Return Series
Fidelity® VIP Equity-Income Portfolio	MFS® VIT Utilities Series
Fidelity® VIP Freedom 2010 Portfolio	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
Fidelity® VIP Freedom 2015 Portfolio	PIMCO High Yield Portfolio, Administrative Class
Fidelity® VIP Freedom 2020 Portfolio	PIMCO Real Return Portfolio, Administrative Class
Fidelity® VIP Freedom 2025 Portfolio	PIMCO Total Return Portfolio, Administrative Class
Fidelity® VIP Freedom 2030 Portfolio	ProFund VP Japan
Fidelity® VIP Freedom Income Portfolio	ProFund VP Oil & Gas
Fidelity® VIP Growth & Income Portfolio	ProFund VP Small-Cap Value
Fidelity® VIP Growth Opportunities Portfolio	ProFund VP Ultra Mid-Cap
Fidelity® VIP Growth Portfolio	Van Eck VIP Global Hard Assets Fund
Fidelity® VIP High Income Portfolio	Vanguard® VIF Balanced Portfolio
Fidelity® VIP Index 500 Portfolio	Vanguard® VIF High Yield Bond Portfolio
Fidelity® VIP Investment Grade Bond Portfolio	Vanguard® VIF International Portfolio
Fidelity® VIP Mid Cap Portfolio	Vanguard® VIF Mid-Cap Index Portfolio
Fidelity® VIP Money Market Portfolio	Vanguard® VIF REIT Index Portfolio
Fidelity® VIP Overseas Portfolio	Vanguard® VIF Short-Term Investment-Grade Portfolio
Goldman Sachs VIT Large Cap Value Fund	Vanguard® VIF Small Company Growth Portfolio
Goldman Sachs VIT Structured Small Cap Equity Fund	Vanguard® VIF Total Bond Market Index Portfolio
Invesco V.I. Diversified Dividend Fund	Vanguard® VIF Total Stock Market Index Portfolio

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus and the current prospectuses for the funds carefully, and keep them for future reference.

POLICY BENEFITS/RISKS SUMMARY

POLICY BENEFITS

Death Benefit

Flexible Premium Payments

No Lapse Guarantee Premium

Benefits of the Policy Fund

Tax Benefits

Policy Illustrations

Additional Benefits

Your Right to Examine This Policy

POLICY RISKS

Investment Risk

Surrender Charge Risk

Withdrawing Money

Risk of Lapse

Loan Risks

Tax Risks

Risk of Increases in Charges

Portfolio Risks

Fee Table

SUMMARY OF Premier Variable Universal life III

DEATH BENEFIT OPTIONS

FLEXIBLE PREMIUM PAYMENTS

INVESTMENT CHOICES

YOUR POLICY FUND

Transfers

Policy Loans

Withdrawing Money

Surrendering Your Policy

DEDUCTIONS AND CHARGES

Deductions from Your Premiums

Deductions from Your Policy Fund

Surrender Charge

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Correspondence, Inquiries, and Transactions

State Variations

Tax-Free “Section 1035” Exchanges

DETAILED INFORMATION ABOUT premier variable universal life iii

INSURANCE FEATURES

How the Policies Differ From Whole Life Insurance

Application for Insurance

Death Benefit

Notice and Proof of Death

Payment of Death Benefits and Lump Sum Payments

Maturity Benefit

Changes In Premier Variable Universal Life III

Changing the Face Amount of Insurance

Changing Your Death Benefit Option

When Policy Changes Go Into Effect

Flexible Premium Payments

Allocation of Premiums

Additional Benefits

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The Funds

Investment Policies of the Portfolios

Effects of Market Timing

Charges In The Funds

USING YOUR POLICY FUND

The Policy Fund

Amounts In Our Separate Account

How We Determine The Accumulation Unit Value

Policy Fund Transactions and “Good Order”

Transfers of Policy Fund

Transfer Limitations

Dollar Cost Averaging

Enhanced Dollar Cost Averaging (EDCA)

Portfolio Rebalancing

Automatic Distribution Option

Policy Loans

Withdrawing Money From Your Policy Fund

Surrendering Your Policy

THE GENERAL ACCOUNT

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

Charges Against The Separate Account and General Account

Monthly Deductions From Your Policy Fund

Transaction Charges

How Policy Fund Charges Are Allocated

Loan Charge

Surrender Charge

Portfolio Expenses

Tax Effects

INTRODUCTION

TAX STATUS OF THE POLICY

TAX TREATMENT OF POLICY BENEFITS

In General

Modified Endowment Contracts (MEC)

Distributions Other Than Death Benefits from Modified Endowment Contracts

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Investment in the Policy

Policy Loans and the Overloan Protection Benefit

Treatment of Overloan Protection Benefit

Withholding

Life Insurance Purchases by Residents of Puerto Rico

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Multiple Policies

Continuation of Policy Beyond Age 121

Section 1035 Exchanges

Accelerated Benefit Rider—Terminal Illness

Accelerated Benefit Rider—Chronic Illness

Business Uses of Policy

Employer-Owned Life Insurance Policies

Non-Individual Owners and Business Beneficiaries of Policies

Split-Dollar Arrangements

Alternative Minimum Tax

Estate, Gift, and Generation-Skipping Transfer Tax Considerations

Medicare Tax on Investment Income

Foreign Tax Credits

Possible Tax Law Changes

Our Income Taxes

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine This Policy

Your Policy Can Lapse

You May Reinstate Your Policy

Policy Periods And Anniversaries

Maturity Date

We Own The Assets Of Our Separate Account

Changing the Separate Account

Limits On Our Right To Challenge The Policy

YOUR PAYMENT OPTIONS

Lump Sum Payments

YOUR BENEFICIARY

ASSIGNING YOUR POLICY

WHEN WE PAY PROCEEDS FROM THIS POLICY

YOUR VOTING RIGHTS AS AN OWNER

DISTRIBUTION OF THE POLICIES

LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

Illustrations

Definitions

POLICY BENEFITS/RISKS SUMMARY

In this prospectus “We”, “Our”, “Us”, “Midland National”, and “Company” mean Midland National Life Insurance Company.  “You” and “Your” mean the owner of the policy.  We refer to the person who is covered by the policy as the “Insured” or “Insured person”, because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy. In this prospectus, these words and phrases are generally in bold face type.  See “Definitions” on page 76.

This summary describes the policy’s important risks and benefits. The detailed information appearing later in this prospectus further explains the following summary.  This summary must be read along with that detailed information.  Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefit

Premier Variable Universal Life III is life insurance on the Insured person.  If the policy is inforce  We will pay a death benefit when the Insured person dies.  You can choose between two death benefit options:

•         Option 1: death benefit equals the face amount of the insurance policy.  This is sometimes called a “level” death benefit.

•         Option 2: death benefit equals the face amount plus the policy fund.  This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances.  See “Death Benefit” on page 19.

We deduct any policy debt and unpaid charges before paying any benefits.  The death benefit is paid in a lump sum.

You may change the death benefit option You have chosen.  You may also increase or decrease the face amount of Your policy, within certain limits. Changing the death benefit option or the face amount may have tax consequences.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits.  We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium.  The no lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class.  We are not obligated to accept any premium and We currently reject any premium of less than $50.00.  However, under current Company practice, if paid by monthly bank draft, We will accept a premium as low as $30.00.  See “Flexible Premium Payments” on page 23.

No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain inforce  as long as You meet the applicable no lapse guarantee premium requirements. See “Premium Provisions During the No Lapse Guarantee Period” on page 24.

Benefits of the Policy Fund

•         Withdrawing Money from Your Policy Fund.  You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value (that is, Your policy fund minus the surrender charge and minus any policy debt); thereafter, it is 90% of Your net cash surrender value.  There may be tax consequences for making a partial withdrawal. See “Withdrawing Money From Your Policy Fund” on page 48.

•         Surrendering Your Policy.   You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus the surrender charge and minus any policy debt).  See “Surrendering Your Policy” on page 14.  There may be tax consequences for surrendering Your policy.

•         Policy Loans.   You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200.  See “Policy Loans” on page 47.  Policy loan interest is generally not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See “Tax Effects” on page 55.

•         Transfers of Policy Fund.   You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions.  Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.  There are additional limitations on transfers to and from the General Account. See “Transfers of Policy Fund” on page 42 and “Transfer Limitations” on page 42.

•         Dollar Cost Averaging (“DCA”).   The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.  The minimum monthly amount to be transferred using DCA is $200.  See “Dollar Cost Averaging” on page 45

•         Enhanced Dollar Cost Averaging (“EDCA”).   By Midland National’s current Company practice, on monies allocated into the EDCA program during the first four policy months, We will pay an effective annual interest rate of 9% on Your declining balance in the General Account until the end of the first policy year.  See “Enhanced Dollar Cost Averaging” on page 46.

•         Portfolio Rebalancing.   The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level.  On a quarterly, semi-annual or annual basis We will transfer amounts needed to “balance” the policy fund to the specified percentages selected by You.  See “Portfolio Rebalancing” on page 46.

•         Automatic Distribution Option.  You can elect to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual or annual basis by filling out one form, and We will automatically process the necessary withdrawals and loans.  See “Automatic Distribution Option” on page 46.

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming that the policy does satisfy that definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases (if any) in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit.  In addition, transfers of policy funds (among investment divisions and between the General Account and the various investment divisions) are not taxable transactions.

See “Tax Risks” on page 8 and “Tax Effects” on page 55.  You should consult with and rely on a qualified tax advisor for assistance in all policy related tax matters.

Policy Illustrations

There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions.  You should receive a personalized illustration that reflects Your particular circumstances.  These hypothetical illustrations should help You to:

•         understand the long-term effects of different levels of investment performance,

•         understand the impact of charges and deductions under the policy, and

•         compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the monthly premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years.  Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values.  Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy.  Each benefit is subject to its own requirements as to eligibility and additional cost.  The additional benefits that may be available to You are:

• Accelerated Benefit Rider – Chronic Illness	• Flexible Disability Benefit Rider 2
• Accelerated Benefit Rider – Terminal Illness	• Guaranteed Insurability Rider
• Accidental Death Benefit Rider	• Protected Flexibility Rider
• Children’s Insurance Rider 2	• Waiver of Charges Rider

Some of these benefits may have tax consequences and there are usually extra charges for them.  Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to return Your policy for a refund.  See “Your Right To Examine This Policy” on page 61.

POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. We deduct fees and charges from Your policy fund, which can significantly reduce Your policy fund.  During times of poor investment performance, the deduction of these fees and charges will have an even greater negative impact on Your policy fund. If You allocate net premium to the General Account, then We credit Your policy fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%. No one insures or guarantees the policy fund allocated to the investment divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce  for a substantial period of time.  You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge.  The surrender charge period lasts for the first 10 policy years after the date of issue or increase in face amount. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See “Surrender Charge” on page 53. Taxes and a tax penalty may apply. See “Tax Effects” on page 55.

Withdrawing Money

Withdrawals will reduce Your policy fund.  Withdrawals, especially those taken during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the policy.  We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year.  The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply.  See “Tax Effects” on page 55.

Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions. Taxes and a tax penalty may apply if Your policy lapses while a policy loan is outstanding.

•         Planned Premium.  You choose a planned periodic premium. However, payment of the planned premiums may not ensure that Your policy will remain inforce.  Additional premiums may be required to keep Your policy from lapsing.  You need not pay premiums according to the planned schedule.  Whether Your policy lapses or remains inforce  can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends, in part, on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce  during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in “Premium Provisions During The No Lapse Guarantee Period” on page 24. Nevertheless, the policy can lapse (1) during the no lapse guarantee period, if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See “Your Policy Can Lapse” on page 62.

•         Policy Loans.   Your loan may affect whether Your policy remains inforce. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy’s net cash surrender value, then the policy’s lapse provision may apply.  Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken.  For more details see “Policy Loans” on page 57.

•         Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge.

Loan Risks

Taking a policy loan will have a permanent effect on Your policy fund and benefits under Your policy.  A policy loan will reduce the death benefit or any benefit paid on the maturity date (i.e., the policy anniversary after the Insured person's 120th birthday), and the cash value of Your policy.  Taking a policy loan also may make Your policy more susceptible to lapse, and may have tax consequences.  See "Policy Loans" on page 47 and "Tax Effects" on page 55.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements.  There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws.  If a policy is treated as a MEC, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age  59 ½.  If the policy is not a MEC, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income.  Moreover, loans will generally not be treated as distributions.  Finally, neither distributions nor loans from a policy that is not a MEC  are subject to the 10% penalty tax.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its contract value (i.e. the policy fund) is just enough to pay off the policy loans that have been taken out and then relying on the Protected Flexibility Rider to keep the policy in force until the death of the Insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the death benefit under the Protected Flexibility Rider is lower than the policy’s original death benefit, then the policy might become a MEC  which could result in a significant tax liability attributable to the balance of any policy debt.  Second, this strategy will fail to achieve its goal if the policy is a MEC  or becomes a MEC  after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

See “Tax Effects” on page 55.  You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels.  We may increase these fees and charges up to the guaranteed maximum level.  If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that You will pay at the time You buy the policy, make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy fund between investment divisions.

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted[i]
		Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon receipt of a premium payment.	5.0% of each premium payment in all policy years.	5.0% of each premium payment received in policy years 1 through 15.
Civil Service Allotment Service Charge	Upon receipt of a premium payment where Civil Service Allotment is chosen.	$0.46 from each bi-weekly premium payment.	$0.46 from each bi-weekly premium payment.
Surrender Chargeii (Deferred Sales Charge) Minimum and Maximum	At the time of surrender or lapse that occurs (a) during the first 10 policy years, or (b) during the first 10 policy years following any increase in face amount.	$7.00 up to $44.00 in the first policy year per $1,000 of face amount.iii	$7.00 up to $44.00 in the first policy year per $1,000 of face amount.iii
Charge for a male Insured issue age 35 in the non-tobacco premium class in the first policy year.		$19.50 per $1,000 of face amount.	$19.50 per $1,000 of face amount.
Partial Withdrawal Charge	Upon partial withdrawal.	$25 on any withdrawal after the first one in any policy year.	$25 on any withdrawal after the first one in any policy year.
Transfer Fees	Upon transfer of any money from the investment divisions or the General Account.	$25 on each transfer after the 12th transfer in any one policy year.	$0 on all transfers.

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
Amount Deducted[i]
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Cost of Insurance Deduction[i][v] Minimum and Maximum	On the policy date and on every monthly anniversary.	$0.02 up to $35.30 per $1,000 of net amount at risk[v]per month.	$0.02 up to $31.35 per $1,000 of net amount at risk per month.
Charges for a male Insured issue age 35 in the non-tobacco premium class in the first policy year with an initial specified face amount of $275,000.		$0.10 per $1,000 of net amount at risk per month.	$0.04 per $1,000 of net amount at risk per month.
Per Policy Expense Charge	On the policy date and on every monthly anniversary.	$10.00 per month in all policy years.	$10.00 per month in all policy years.
Per Unit Expense Charge Minimum and Maximum	On the policy date and on every monthly anniversary.	$0.02 up to $1.365 per month per $1,000 of Specified Face Amount in policy years 1-20.	$0.02 up to $1.365 per month per $1,000 of Specified Face Amount in policy years 1-10.
Charges for a male Insured issue age 35 in the non-tobacco premium class in the first policy year with an initial specified face amount of $275,000.		$0.07 per month per $1,000 of Specified Face Amount in policy years 1-20.	$0.07 per month per $1,000 of Specified Face Amount in policy years 1-10.
Percent of Fund Value Charge	On the policy date and on each monthly anniversary.	Annual rate of 0.80% of the policy fund value in policy years 1-10 and 0.00% thereafter.	Annual rate of 0.80% of the policy fund value in policy years 1 – 10 and 0.00% thereafter.
Loan Interest Spreadvi	On policy anniversary or earlier, as applicable.vii	5.00% (annually) in policy years 1-5; 0.00% (annually) thereafter.	1.50% (annually) in policy years 1-5; 0.00% (annually) thereafter.
Additional Benefits Chargesviii
Accelerated Benefit Rider – Chronic Illness	At the time a benefit is paid out.	$200.00	$200.00ix
Accelerated Benefit Rider – Terminal Illness	At the time a benefit is paid out.	$200.00	$200.00ix
Accidental Death Benefit Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.03 up to $0.09 per month per $1,000 of accidental death benefit selected.	$0.03 up to $0.09 per month per $1,000 of accidental death benefit selected.
Charge for a male Insured attained age 35 in the non-tobacco premium class in the first policy year following the rider date.		$0.07 per month per $1,000 of accidental death benefit.	$0.07 per month per $1,000 of accidental death benefit.
Children's Insurance Rider 2	On rider date and each monthly anniversary thereafter.	$0.50 per month per $1,000 of Children's Insurance benefit. [x]	$0.50 per month per $1,000 of Children's Insurance benefit.
Flexible Disability Benefit Rider 2 Minimum and Maximum	On rider date and each monthly anniversary thereafter until the policy anniversary on which the Insured reaches attained age 60.	$0.27 up to $0.80 per month per $10 of monthly benefit.	$0.27 up to $0.80 per month per $10 of monthly benefit.
Charge for a male Insured issue age 35 in the non-tobacco premium class.		$0.40 per month per $10 of monthly benefit.	$0.40 per month per $10 of monthly benefit.
Guaranteed Insurability Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.05 up to $0.17 per month per $1,000 of Guaranteed Insurability benefit elected.	$0.05 up to $0.17 per month per $1,000 of Guaranteed Insurability benefit elected.
Charge for a male Insured issue age 35 in the non-tobacco premium class.		$0.17 per month per $1,000 of Guaranteed Insurability benefit elected.	$0.17 per month per $1,000 of Guaranteed Insurability benefit elected.
Protected Flexibility Rider	Not Applicable – no separate charge for rider.	Not Applicable – no separate charge for rider.	Not Applicable – no separate charge for rider.
Waiver of Charges Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.01 up to $0.12 per month per $1,000 of face amount.	$0.01 up to $0.12 per month per $1,000 of face amount.
Charge for a male Insured issue age 35 in the non-tobacco premium class in the first policy year.		$0.01 per month per $1,000 of face amount.	$0.01 per month per $1,000 of face amount.

iSome of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission.  Actual charges may be somewhat higher or lower.

iiThe surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date.  The surrender charges shown in the table may not be representative of the charges that You will pay.  Your policy’s data page will indicate the surrender charge applicable to Your policy.  For more detailed information concerning Your surrender charges, please contact Our Administrative Office.

iiiThese charges decrease gradually in policy years 2 through 10 to $0.00 for policy years 11 and thereafter.  An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the sex, attained age and rating class at the time the face amount increase becomes effective.

ivThe cost of insurance rate varies based upon a number of factors, including, but not limited to, the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge.  The cost of insurance deductions shown in the table may not be representative of the charges that You will pay.  Your policy’s data page will indicate the maximum guaranteed cost of insurance deduction applicable to Your policy.  For more detailed information concerning Your cost of insurance deductions, please contact Our Administrative Office. We may place an Insured in a substandard underwriting class with ratings that reflect higher mortality risks and that result in a higher cost of insurance deduction.

vAs of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

viThe Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.0% annually).

viiWhile a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death.

viiiCharges for these riders may vary based on the policy duration, Insured’s issue or attained age, sex, risk class, and benefit amount.  Charges based on attained age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges You will pay.  Your policy’s specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Administrative Office.

ixWe charge an administrative fee of $200 at the time benefits are paid from this rider.

xRegardless of the number of children or their age, up through age  18.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2013.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

	Lowest	Highest
Total Annual Portfolio Operating Expenses [1] (total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)	0.10%	1.88%

1The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers.  Midland National has not independently verified such information.  The expenses reflect those incurred as of December 31, 2013.  Current or future expenses may be greater or less than those shown.

These fees and expenses are paid out of the assets of the portfolio companies.  A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company’s prospectus.  You can obtain a current copy of the portfolio companies’ prospectuses by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone:  (800) 272-1642

Fax: (605) 335-3621 or toll-free (877) 208-6136

For information concerning compensation paid for the sale of the policies, see “Distribution of the Policies” on page 68.

SUMMARY OF Premier Variable Universal life III

DEATH BENEFIT OPTIONS

Premier Variable Universal Life III provides life insurance on the Insured person. If the policy is inforce  We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

•         Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a “level” death benefit.

•         Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances. See “Death Benefit” on page 19.

We deduct any policy debt and unpaid charges before paying any benefits. The death benefit is paid in a lump sum.

The minimum face amount is generally $50,000. However, for:

•         Insured persons, age  20 to 44 at issue who are in the preferred plus non-tobacco, preferred non-tobacco or the preferred tobacco classes, the minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium. The no-lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class. We are not required to accept any premium and We currently reject any premium of less than $50.00.  However under current Company practice, if paid by monthly bank draft, We will accept a premium as low as $30.00.

You may choose a planned periodic premium. However,  payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce  can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce  during the no lapse guarantee period by paying premiums at least equal to those required to meet the accumulated no lapse guarantee premium requirements described in “Premium Provisions During The No Lapse Guarantee Period” on page 24.

INVESTMENT CHOICES

You may allocate Your policy fund to up to fifteen of the fifty-eight available investment divisions.

You bear the complete investment risk for all amounts allocated to any of these investment divisions.  For more information, see “The Funds” on page 32. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate.  See the “THE GENERAL ACCOUNT” on page 50.

YOUR POLICY FUND

Your policy fund begins with Your first premium payment.  From Your premium We deduct a premium charge, any per premium expenses as described in the “Deductions From Your Premiums” section on page 50 and the first monthly deduction as described in the “Monthly Deductions From Your Policy Fund” section on page 51.  The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

•         the amount and frequency of premium payments,

•         deductions for the cost of insurance, additional benefits, and other charges,

•         the investment performance of Your chosen investment divisions,

•         interest earned on amounts allocated to the General Account,

•         the impact of loans, and

•         the impact of partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions.

See “Deductions From Your Premiums” on page 50.

Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions.  Transfers take effect when We receive Your request in good order.  We require a minimum amount for each transfer, usually $200.  Currently, We allow an unlimited number of free transfers.  However, We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year.  There are other limitations on transfers to and from the General Account.  See “Transfers of Policy Fund” on page 42. Completed transfer requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number.  See “Correspondence, Inquiries, and Transactions” on page 16. If We receive Your completed transfer request in good order after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.

Policy Loans

You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt.  Your policy will be the sole security for the loan.  Your policy states a minimum loan amount, usually $200.  Policy loan interest accrues daily at an annually adjusted rate.  See “Policy Loans” on page 47.  Policy loan interest is generally not tax deductible on policies owned by an individual.  There may be federal tax consequences for taking a policy loan.  See “Tax Effects” on page 55.

Withdrawing Money

You may make a partial withdrawal from Your policy fund.  The current minimum withdrawal amount is $200.  The maximum partial withdrawal You can make in the first policy year is 50% of the net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt.  Withdrawals could considerably reduce or eliminate some benefits or guarantees of the policy.  Withdrawals are subject to other requirements.  If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25) for each subsequent withdrawal. See “Withdrawing Money From Your Policy Fund” on page 48.  Withdrawals and surrenders may have negative tax effects.  See “Tax Effects” on page 55.

Partial withdrawal requests received, in good order, at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number. See “Correspondence, Inquiries, and Transactions” on page 16. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.  Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.

Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value.  A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See “Surrendering Your Policy” on page 49.Taxes and a tax penalty may apply. See “Tax Effects” on page 55.

Surrender requests received, in good order, at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number.  See “Correspondence, Inquiries, and Transactions” on page 16.

DEDUCTIONS AND CHARGES

Deductions from Your Premiums

We deduct a 5.0% premium charge from each premium payment.  We currently intend to eliminate this charge after the 15th policy year, but We reserve the right to continue the charge for all policy years. This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay.  If You elect to pay premiums by Civil Service Allotment, We also deduct a 46¢ (forty-six cents) service charge from each premium payment.  See “Deductions From Your Premiums” on page 50.

Deductions from Your Policy Fund

Certain amounts are deducted from Your policy fund monthly.  These are:

•         a per policy expense charge of $10.00;

•         a cost of insurance deduction.  The amount of this charge is based on a number of factors, including, but not limited to, the Insured person’s attained age, sex, risk class, and the amount of insurance under Your policy;

•         a per unit expense charge that varies depending on the Insured’s issue age, sex, face amount, and underwriting class;

•         a percent of fund value at an annual rate of 0.80% of the assets in every investment division and the General Account in the first 10 policy years and 0.00% after the 10th policy year; and

•         charges for additional benefits.

In addition, We can deduct fees when You make:

•         a partial withdrawal of net cash surrender value more than once in a policy year or

•         more than twelve transfers a year between investment divisions.  (We currently waive this charge.)

For more information on these deductions see “Monthly Deductions From Your Policy Fund” on page 51.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years from the date of issue or an increase in face amount.  If You keep this policy inforce  for longer than 10 years, then You will not incur a surrender charge on the original face amount of insurance.  As explained in the section entitled “Surrender Charge” on page 53, a face amount increase will result in a new 10 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the Insured at the time of issue.  The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years.  For example, a male with an issue age  of 35 and a class of standard non-tobacco will have a first year surrender charge of $19.50 per $1,000 of the face amount, but a male with an issue age  of 65 and a class of standard non-tobacco will have a first year surrender charge of $44.00 per $1,000 of the face amount.  The maximum first year surrender charge for all issue ages, sexes and classes is $ 44.00 per $1,000 of the face amount.  The $ 44.00 per $1,000 surrender charge occurs for males with issue ages at 63 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies the surrender charges for the amount of the increase. See “Surrender Charge” on page 53 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce  if the net cash surrender value can pay the monthly deductions.  In addition, during the no lapse guarantee period, Your policy will remain inforce  as long as You meet the applicable no lapse guarantee premium requirements.  However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period).  See “Your Policy Can Lapse” on page 62.

Correspondence, Inquiries, and Transactions

You can write to Us or call Us at Our Administrative Office to request transactions under Your policy, such as paying premiums, making transfers between investment divisions, or changing the face amount of Your policy, or with questions or to request information or service for Your policy.  Our Administrative Office is located at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD  57193

(800) 272-1642

FAX (Facsimile) Numbers

We have different fax (facsimile) numbers for different types of services.

 Transaction Requests

To send Us transaction requests by fax (facsimile), You should use the following fax numbers:

(605) 373-8557

 (877) 841-6709 (toll-free)

Some examples of transaction requests are:

                                 1.         Partial Withdrawals

                                 2.         Loan requests

                                 3.         Surrender requests

                                 4.         Transfers among funds

                                 5.         Fund  or General Account additions/deletions

                                 6.         Premium allocation changes

                                 7.         Monthly deduction changes

                                 8.         Dollar Cost Averaging set-up

                                 9.         Portfolio rebalancing set-up

Transaction requests must be in “good order” and received at Our Administrative Office, at the address or number(s) above, to be processed (see “Policy Fund Transactions and “Good Order”” on page 41.)  Any transaction requests sent to another number (including the fax numbers below under “Service Requests”) or address may not be considered received and may not receive that day’s price.

Service Requests

To send Us service requests by fax (facsimile), You should use the following fax numbers:

(605) 335-3621

(877) 208-6136 (toll-free)

Transaction requests should not be faxed to these numbers, but instead to the Transaction Request fax numbers, above.

Some examples of service requests would be:

                                 1.         Ownership changes

                                 2.         Beneficiary  changes

                                 3.         Collateral Assignments

                                 4.         Address changes

                                 5.         Request for general policy information

                                 6.         Adding or canceling Riders or Additional Benefits

                                 7.         Requesting prospectuses for (or other information and documents about) the policy or the underlying funds

The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request.  We may record all telephone requests.  We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine.  The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information.  We only allow certain transaction requests to be made with a telephone request.  Partial withdrawal, transfer, surrender and loan requests must be in good order, and may be made in writing or facsimile to Our Administrative Office.  Facsimile, internet, and telephone correspondence and transaction requests may not always be available.  Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay Our receipt of Your request.  If You are experiencing problems, You should make Your correspondence and transaction request in writing.  There are risks associated with requests made by facsimile, internet, or telephone when the original request is not sent to Our Administrative  Office.  You bear these risks.  Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile, internet, or telephone requests that We believe are genuine.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in Your state.  See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy.  See Your agent or contact Our Administrative Office for additional information that may be applicable to Your state.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.  Before making an exchange, You should compare both policies carefully.  Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and  there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different.  You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise). If You purchase the policy in exchange for an existing life insurance policy from another company, We may not receive Your premium payment from the other company for a substantial period of time after You sign the application and send it to Us, and We cannot credit Your premium payment until We receive it.  You should consult with and rely upon a tax advisor if You are considering a policy exchange. See “Tax Effects” on page 55.

DETAILED INFORMATION ABOUT premier variable universal life iii

INSURANCE FEATURES

This prospectus describes Our Premier Variable Universal Life III policy.  There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Premier Variable Universal Life III provides insurance coverage with flexibility in death benefits and premium payments.  It enables You to respond to changes in Your life and to take advantage of favorable financial conditions.  The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Premier Variable Universal Life III has two death benefit options.  You may switch back and forth between these options.  Premier Variable Universal Life III also allows You to change the face amount (within limits) without purchasing a new insurance policy.  However, evidence of insurability may be required.

Premier Variable Universal Life III is “variable“ life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions or options You select.  You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application, in good order.  We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks.  If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited.  The maximum issue age  is 75.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You.  Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits.  However, these other policies also have different charges that would affect Your investment performance and policy fund.  To obtain more information about these other policies, contact Our Administrative Office.

Death Benefit

As long as Your policy remains inforce, We will pay the death benefit to the beneficiary  when the Insured dies (outstanding policy debt will be deducted from the proceeds).  As the owner, You may choose between two death benefit options:

•         Option 1 provides a benefit that equals the face amount of the policy.  This “level” death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges.  Except as described below, the option 1 death benefit is level or fixed at the face amount.

•         Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies.  This “variable” death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage.  Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under either option, the length of time Your policy remains inforce  depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements.  Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund.  In addition, during the no lapse guarantee period, Your policy remains inforce  if the sum of Your premium payments (minus any loans or withdrawals) is greater than or equal to the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued.

Under both death benefit options, federal tax law may require a greater benefit.  The section 7702 minimum death benefit is the minimum death benefit Your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code.  The policy has two life insurance qualification tests – the cash value accumulation test and the guideline minimum premium test.  You must choose a test on Your application and, once chosen, You can never change Your test. Your choice depends on the premiums You want to pay.

These tests determine the section 7702 minimum death benefit.  If You do not want limits (subject to Company minimums and maximums and the policy becoming a Modified endowment contract), on the amount of premium You can pay into the policy, then the cash value accumulation test is usually the better choice.  Under the cash value accumulation test, the section 7702 minimum death benefit is the accumulation value of Your policy (i.e., Your policy fund) multiplied by a net single premium factor that is based on the Insured’s attained  age, sex and underwriting class.  A table of net single premium factors and some examples of how they work are in the statement of additional information which is available free upon request (see back cover).

The guideline premium test will usually result in a lower section 7702 minimum death benefit than the cash value accumulation test.  Your choice depends on the premiums You want to pay.  THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE.  Under the guideline premium test, the section 7702 minimum death benefit is the accumulation value of Your policy (i.e., Your policy fund) times a death benefit percentage.  The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year and declines as the Insured gets older (this is referred to as the “corridor” percentage).  The section 7702 minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the corridor percentage for his or her age.  For this purpose, age  is the attained age (last birthday) at the beginning of the policy year of the Insured’s death.  A table of corridor percentages and some examples of how they work are in the Statement of Additional Information, which is available free upon request (see back cover).

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund.  Therefore, the returns from these investment choices can affect the length of time Your policy remains inforce.

The minimum initial face amount is $50,000.

Notice and Proof of Death

We require satisfactory proof of the Insured person’s death before We pay the death benefit.  That can be a certified copy of a death certificate, or any other proof satisfactory to Us.

Payment of Death Benefits and Lump Sum Payments

When a death  benefit  is paid in a lump sum the beneficiary  has two options available to them.  The first option is payment in a lump sum by check or by electronic funds transfer in the amount of the death  benefit  proceeds.  The other option is payment of the death benefit by establishing an interest bearing draft account, called the "Midland National Access Account," for the beneficiary, in the amount of the death benefit proceeds.  We will send the beneficiary a draft account book and the beneficiary will have access to the account simply by writing a draft for all or any part of the amount of the death benefit.  We do not guarantee to credit a minimum interest rate on amounts left in the Midland National Access Account. Any interest paid on amounts in the Midland National Access Account are currently taxable to the beneficiary. The Midland National Access Account is not available in all jurisdictions.

The Midland National Access Account is a draft account and is part of Our General Account.  It is not a bank account or a checking account and it is not insured by the FDIC or any government agency.  As part of Our General Account, it is subject to the claims of Our creditors.  We receive a benefit from all amounts left in the Midland National Access Account.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary  of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary  or the policy owner  last resided, as shown on Our books and records, or to Our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if Your beneficiary  steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary  designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at Our Administrative Office.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay You the policy fund minus any outstanding loans.  The policy will then end.  The maturity date is the policy anniversary after the Insured person’s 120th birthday.  In certain circumstances, the tax consequences of continuing Your policy beyond the Insured person’s 100th birthday are unclear and You should consult a tax advisor about these consequences.  See “Maturity Date” on page 62.

Changes In Premier Variable Universal Life III

Premier Variable Universal Life III gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection. Changing Your insurance protection may have tax consequences.  You should consult a tax adviser before changing Your insurance protection.

A reduction in face amount lessens the emphasis on a policy’s insurance coverage by reducing both the death benefit and the amount of pure insurance provided.  The amount of pure insurance is the difference between the death benefit and the policy fund.  This is the amount of risk We take.  A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

Increases in the face amount have the exact opposite effect of decreases.

A partial withdrawal reduces the policy fund and will  reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk.

Choosing not to make premium payments may have the effect of reducing the policy fund.

Under death benefit option 1, a reduction in the policy fund, due to negative market performance, has the following effect:

•         it  increases the amount at risk (thereby increasing the cost of insurance deductions); and

•         it leaves the death benefit unchanged.

Under death benefit option 2, a reduction in the policy fund, due to negative market performance, has the following effect:

•         it decreases the death benefit; and

•         it either decreases the amount at risk or leaves it unchanged.

A reduction in the policy fund due to a partial withdrawal may have a different effect as shown in the example below.

Death Benefit Option 2 -- Face Amount + Policy Fund

		Policy NOT	Policy IN
		in Corridor	Corridor	Corridor Factor
Before	Face Amount	$ 100,000	$ 100,000	Age 35	2.5
Partial	Policy Fund	$ 30,000	$ 75,000
Withdrawal	Death Benefit	$ 130,000	$ 187,500*
	Amount at Risk	$ 100,000	$ 112,500

	Partial Withdrawal	$ 10,000	$ 10,000

After	Face Amount	$ 100,000	$ 100,000
Partial	Policy Fund	$ 20,000	$ 65,000
Withdrawal	Death Benefit	$ 120,000	$ 165,000**
	Amount at Risk	$ 100,000	$ 100,000

* The minimum death benefit—the policy fund multiplied by the corridor factor ($75,000 x 2.5 = $187,500)—exceeds the sum of the face amount plus the policy fund ($100,000 + $75,000 = $175,000).

** The minimum death benefit‑‑$65,000 x 2.5 = $162,500—is less than the face amount plus the policy fund ($100,000 + $65,000 = $165,000).

Under death benefit option 1, a partial withdrawal results in a dollar for dollar reduction of both the policy fund and  the face amount (and hence death benefit).

Changing the Face Amount of Insurance

You may change the face amount of Your policy by submitting a fully completed policy change application, in good order, to Our Administrative Office.  You can only change the face amount twice each policy year.  All changes are subject to Our approval and to the following conditions.

For increases:

•         Increases in the face amount must be at least $25,000.  By Midland National’s current company practice, We may allow amounts lower than this.

•         To increase the face amount, You must provide, in good order, a fully completed policy change application and satisfactory evidence of insurability.  If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).

•         Monthly cost of insurance deductions from Your policy fund will increase.  There will also be a surrender charge increase.  These begin on the date the face amount increase takes effect.

•         The right to examine this policy does not apply to face amount increases.  (It only applies when You first purchase the policy.)

•         There will be an increase in the no lapse guarantee premium requirements.

•         A new surrender charge period and a new or increased surrender charge will apply to the face amount increase.

For decreases:

•         The surrender charge remains unchanged at the time of decrease.

•         You cannot reduce the face amount below the minimum issue amounts as noted on the Schedule of Policy Benefits page of Your policy.

•         Monthly cost of insurance deductions from Your policy fund will decrease.

•         The federal tax law may limit a decrease in the face amount.  If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured’s age  at the time of the change.

•         If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions.  We reserve the right to change this procedure.

•         There will be no decrease in the contractual no lapse guarantee premium requirement. By Midland National’s current company practice, the no lapse guarantee premium is reduced when a decrease in face amount is processed.

Changing the face amount may have tax consequences.  See “Tax Effects” on page 55.  You should consult a tax advisor before making any change.

Changing Your Death Benefit Option

You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application, in good order, to Our Administrative Office.  We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change.  We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the Schedule of Policy Benefits page of Your policy.

You may change Your death benefit option from option 2 to option 1 by sending a written request, in good order, to Our Administrative Office.  If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change.  When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request.  After Your request is approved, You will receive a written notice showing each change.  You should attach this notice to Your policy.  We may also ask You to return Your policy to Us at Our Administrative Office so that We can make a change.  We will notify You in writing if We do not approve a change You request.  For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.

Policy changes may have negative tax consequences.  See “Tax Effects” on page 55.  You should consult a tax advisor before making any change.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your policy’s Schedule of Policy Benefits page will show a “planned” periodic premium.  You determine the planned premium when You apply and can change it at any time.  You will specify the frequency to be on a quarterly, semi-annual or annual basis.  Planned periodic premiums may be monthly if paid by pre-authorized check.  Premiums may be bi-weekly if paid by Civil Service Allotment.  If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium.  The planned premiums may not be enough to keep Your policy inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application).  We determine the initial minimum premium based on:

1)      the age, sex and premium class of the Insured,

2)      the initial face amount of the policy, and

3)      any additional benefits selected.

All premium payments should be payable to Midland National.  After Your first premium payment, all additional premiums should be sent directly to Our Administrative Office.

We will send You premium reminders based on Your planned premium schedule.  You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment.  Generally, You may pay premiums at any time.  Amounts must be at least $50, unless made by a pre-authorized check.  Under current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce.  Additional premium payments may be necessary.  The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, then We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period.  During the no lapse guarantee period, You can keep Your policy inforce  by meeting a no lapse guarantee premium requirement.  The no lapse guarantee period lasts until the 15th policy anniversary for issue ages of 55 or less; for policies issued with issue ages of 56 or more, it is 5 policy years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page.  (This is not the same as the planned premiums.)  The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and  withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary.  The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

•         the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

•         the total premiums You have paid, less Your loans and withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus  any surrender charge and minus  any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period.  After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund.  Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors.  Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Administrative Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or on the record date.  When any premium is received before the record date, the net premium, will be held and earn interest in the General Account until the day after the record date.  When this period ends, Your instructions will dictate how We allocate the net premium.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You.  Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.  Once We receive, in good order, the application and initial premium from the selling broker-dealer, Your instructions will dictate how We allocate the net premium.

The net premium is the premium minus a premium charge and any applicable service charge.  (Please note: The first monthly deduction is also taken from the initial premium.)  Each net premium is put into Your policy fund according to Your instructions.  Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions.  You may not allocate Your policy fund to more than 15 investment divisions at any one point in time.  Your allocation instructions will apply to all of Your premiums unless You write to Our Administrative Office with new instructions.  You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557 or toll-free (877) 841-6709. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0% to 100%.  The sum of the allocation percentages must equal 100%.  Of course, You may choose not to allocate a premium to any particular investment division.  See “THE GENERAL ACCOUNT” on page 50.

If You use a third party registered investment adviser in connection with allocations among the investment divisions, it is Your responsibility to pay the advisory fees.  Your use of any third party investment advisory service does not constitute Us providing investment advice.

Additional Benefits

You may include additional benefits in Your policy.  With some exceptions noted in the descriptions below, certain benefits result in an additional monthly deduction from Your policy fund.  We do not limit the number of additional benefits You include with Your policy. You may cancel these benefits at any time.  However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so.

The following briefly summarizes the additional benefits that are currently available:

1.      Accelerated Benefit Rider – Chronic Illness: This rider is automatically included on all newly issued policies.  This benefit provides You with the ability to accelerate a portion of Your policy’s death benefit as an accelerated death benefit.  The actual payment made is called the accelerated benefit payment.  We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can choose to accelerate a portion of Your policy’s death benefit under this rider if the Insured person is “Chronically Ill” as defined in the rider.  Generally, “Chronically Ill” means that a Physician, as defined in the rider, has certified within the last 12 months that the insured (a) is permanently unable to perform, for at least 90 consecutive days, at least two out of six “Activities of Daily Living,” which are Bathing, Continence, Dressing, Eating, Toileting, and Transferring or (b) has severe cognitive impairment (each as defined in the rider).  Please refer to the actual rider for Our right to require a second opinion from another Physician.

The tax consequences associated with receiving an accelerated benefit payment under the Accelerated Benefit Rider – Chronic Illness are unclear.  It is possible that such distributions may be treated as taxable withdrawals.  Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

The accelerated benefit payment will be equal to the following:

1)      The accelerated death benefit, less

2)      An amount for future interest and also expected mortality, less

3)      Any debt repayment amount, less

4)      An administrative fee (this fee may not exceed $200)

On the date that We make an accelerated  benefit payment, We will reduce the death benefit of Your policy by the amount of the accelerated death benefit.  This will occur on each payment date if You choose to receive periodic payments under the accelerated death benefits for Chronic Illness.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below:

1.      accelerated death benefit on the election date.

2.      death benefit immediately prior to the election date.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 24% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders) at each election or $240,000, whichever is less. This amount may be smaller for a final election.  An election is valid for 12 months, and only one election can be made in that 12 month period.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

2.      Accelerated Benefit Rider – Terminal Illness: This rider is automatically included on all newly issued policies.  This benefit provides You with the ability to accelerate a portion of Your policy’s death benefit as an accelerated death benefit.  The actual payment made is called the accelerated benefit payment.  We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can choose to accelerate a portion of Your policy’s death benefit under this rider if the Insured person has a terminal illness (terminal illness is defined as a condition in which a Physician, as defined in the rider, has certified that the insured’s life expectancy is 24 months or less - but this may be defined by a longer period of time if required by state law).  Please refer to the actual rider form for Our rights to require a second opinion from another Physician.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the Accelerated Benefit Rider – Terminal Illness, should be fully excludable from the gross income of the recipient, as long as the recipient is the insured person under the policy (except in certain business contexts) and the insured person’s life expectancy is 24 months or less, as certified by a licensed physician.   You should consult a tax advisor if such an exception should apply.  The tax consequences associated with reducing the death benefit after We pay an accelerated benefit are unclear, however.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

The accelerated benefit payment will be equal to the following:

1)      The accelerated death benefit, less

2)      An amount for future interest, less

3)      Any debt repayment amount, less

4)      An administrative fee (this fee may not exceed $200)

On the day We make the accelerated benefit payment, We will reduce the death benefit of Your Policy by the amount of the accelerated death benefit.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below:

1.      accelerated death benefit on the election date.

2.      death benefit immediately prior to the election date.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 50% of the eligible death benefit (which is the death benefit of the policy) at the time You elect to receive an accelerated death benefit, or $500,000, whichever is less.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

3.      Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce  policy. Under this rider, We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday. We charge a fee for this rider on the rider  date  and on each monthly anniversary thereafter.

4.      Children’s Insurance Rider 2: This rider can be selected at the time of application or added to an inforce  policy. This rider provides term life insurance on the lives of the Insured person’s children.  Coverage under this rider includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 18 years.  They are covered until the Insured person reaches age  65 or the child reaches age  23, whichever is earlier. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

The Children’s Insurance Rider 2 provides term insurance. Term insurance, unlike base coverage, does not provide a cash value or an opportunity for the death benefit to grow.  However, the cost of term insurance may be lower than the cost of base coverage.

5.      Flexible Disability Benefit Rider 2: This rider must be selected at the time of application and is only available if You have selected the Waiver of Charges Rider.  Under this rider, We pay a set amount into Your policy fund each month if the Insured person is disabled (the amount is on Your Schedule of Policy Benefits page).  The benefit is payable when the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.  The disability must start before the policy anniversary following the Insured person’s 60th birthday.  The benefit will continue for as long as the disability lasts or until the Insured person reaches age  65, whichever is earlier.  If the amount of the benefit paid into the policy fund is more than the premium amount allowed under the income tax code, the monthly benefit will be paid to the Insured.

The maximum monthly benefit that can be purchased is the smaller of $500 or the Guideline Level Annual Premium under death benefit option 1 divided by 12. For example, if Your Guideline Level Annual Premium under Option 1 is $3,000, the maximum monthly benefit You can elect is $250.00 (since $3,000/12 = $250 and $250 is smaller than $500).

We charge a fee for this rider on the rider date and on each monthly anniversary thereafter until the policy anniversary on which the Insured reaches attained age 60.

6.      Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

7.      Protected Flexibility Rider:  This rider is automatically included on all newly issued policies and We do not charge You a fee for the benefit. This rider has two separate features.  One is a protected death benefit, and the other is an overloan protection benefit.

      Protected Death Benefit - This feature guarantees that Your policy will remain in effect and the death benefit, less any policy debt, at the insured’s death, will be equal to the protected  death benefit amount, provided the following conditions are met:

1.      You have elected the protected death benefit;

2.      You do not take loans or withdrawals that exceed the protected death benefit distributable fund (see below); and

3.      You have not elected the overloan protection benefit (see below).

As long as the above conditions are met, this guarantee applies even if the net cash surrender value is insufficient to pay the monthly deductions under Your policy. This rider does not guarantee that other riders and supplemental benefits that are attached to the policy will remain in effect. If the protected death benefit distributable fund becomes less than zero, then We will make the following changes to Your policy and send You written notice to Your last known address to inform You of these changes.

1.      We will terminate any riders or supplemental benefits that deduct rider charges or other fees from the policy fund.

2.      We will reduce the face amount to equal the protected death benefit amount.

Note:

•         The protected death benefit distributable fund is an amount equal to 97% of the result of (a) minus (b), where:

(a) is the policy fund; and

(b) is the greater of (1) and (2), where

(1) is (100% - the protected death benefit percentage) multiplied by the policy fund; and

(2) is the protected death benefit fund.

•         The protected death benefit percentage is used to calculate the portion of the policy fund that can be accessed (that is, taken out through a policy loan or partial withdrawal) by the policy owner and still keep the protected death benefit in effect. The protected death benefit percentage  starts at a value of 87% when the Insured reaches age  65, and stays at that level until the Insured reaches age  75; thereafter, the percentage increases to 91% and stays at that level for all higher ages. As the protected death benefit percentage increases, the policy owner has a larger protected death benefit distributable fund, which means a larger percentage of the policy fund can be accessed while keeping the protected death benefit in effect.

Protected Death Benefit Fund. The protected death benefit fund is used to determine if the protected death benefit is in effect, and it dictates the amount of Your policy fund that is required to be allocated to the General Account. This fund will remain positive as long as You do not take loans or withdrawals in excess of the protected death benefit distributable fund. The protected death benefit fund is not a monetary amount that increases Your policy fund, cash surrender value or any other amount described in Your policy. Rather, it is a reference value used to determine whether Your Policy stays in force.

The initial protected death benefit fund is based upon the protected death benefit amount that You choose, and the age, sex and premium class of the insured.  The protected death benefit fund at any time thereafter is equal to the accumulation, at the protected death benefit interest rate, of:

1.      the protected death benefit fund on the preceding monthly anniversary; minus

2.      any protected death benefit cost of insurance deduction at the beginning of the current policy month; minus

3.      the protected death benefit expense charge at the beginning of the month; minus

4.      any withdrawals of the policy fund in excess of the protected death benefit distributable fund.

Protected Death Benefit Amount. The maximum protected death benefit amount is determined by the net cash surrender value at the time You elect the protected death benefit. The maximum protected death benefit amount will be less than or equal to Your face amount of insurance at the time You exercise Your right to the protected death benefit.  The minimum protected death benefit amount is $25,000.

Protected Death Benefit Withdrawal Amount. The protected death benefit withdrawal amount is equal to the protected death benefit distributable fund less any policy debt.  Any withdrawal of policy fund up to the protected death benefit withdrawal amount will not reduce the amount of the protected death benefit fund.  If, however, a withdrawal of policy fund exceeds the protected death benefit withdrawal amount, then We will reduce the amount of the protected death benefit fund by the amount by which such withdrawal exceeds the protected death benefit withdrawal amount.  Any reduction of the protected death benefit fund in connection with such an "excess" withdrawal will be accompanied by a reduction in the protected death benefit amount that is equal to (1) multiplied by the ratio of (2) to (3), where:

(1) = The protected death benefit amount in effect at the end of the previous day; times

(2) = the amount withdrawn from the protected death benefit fund; divided by

(3) = the protected death benefit fund on the date of the withdrawal before deducting the amount of the withdrawal.

Impact of Policy Loans. If You take a policy loan that causes Your policy debt to exceed the protected death benefit distributable fund, the rider will terminate.  Once the rider terminates, it cannot be reinstated.

You may make a loan repayment at anytime while the protected death benefit is available. Loan repayments during this period will be allocated to the General Account. Interest charged on policy debt will continue to accrue while the protected death benefit is available.

Note: In some circumstances, electing the protected death benefit may cause Your policy to become a modified endowment contract (MEC) as defined by Section 7702A of the Internal Revenue Code. You should consult with and rely upon Your tax advisor prior to making policy changes, taking loans or withdrawals.

Overloan Protection Benefit – We guarantee that during the period that the overloan protection benefit is available, Your policy will remain in effect until the insured’s death, provided that (i) the policy is not terminated due to surrender, and (ii) You do not take loans or withdrawals after the overloan protection effective date (described below).

The overloan protection benefit is available provided the following conditions are met:

1.      the policy has been in effect for at least 15 policy years;

2.      the insured’s attained age is at least age  65;

3.      You have made withdrawals of all Your premium; and

4.      policy debt does not exceed the overloan election amount.

Overloan Election Amount.  The overloan election amount is defined as 89% of the policy fund for attained ages 65 to 74, and 93% of the policy fund for attained ages 75 and older.

Overloan Protection Effective Date. The entire amount of Your policy fund must be allocated to the General Account on and after the overloan protection effective date. If You have any portion of the policy fund in other accounts on the overloan protection effective date, We will transfer it to the General Account on that date.

On and after the overloan protection effective date, the following changes may occur:

1.      if the death benefit is option 2, then it will be changed to death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below;

2.      if the policy debt does not exceed the face amount as of the of overloan protection effective date, then the face amount will be decreased to equal the policy fund as of the overloan protection effective date; and

3.      all other riders will terminate.

Overloan Protection Period.  The overloan protection period ends on the earlier of:

1.      the insured’s death; or

2.      surrender of the policy; or

3.      the date any loans or withdrawals are taken.

During the overloan protection period:

1.      We guarantee Your policy will remain in effect until the insured’s death, provided the policy is not terminated due to surrender, and no loans or withdrawals are taken after the overloan protection effective date;

2.      the excess policy debt provision in the policy will be suspended; and

3.      all monthly deductions will be taken from the General Account.

4.      We will not allow any:

a.       Premium payments; or

b.      Transfers to the separate accounts; or

c.       Face amount changes; or

d.      Death benefit option changes.

5.      The protected death benefit for this rider will terminate and no longer be available.

Loan repayments can be made at anytime during the overloan protection period.  All loan repayments during this time will be allocated to the General Account.  Interest charged on policy debt will continue to accrue during the overloan protection period.

Note:

  Your policy may become a modified endowment contract (MEC) as defined by Section 7702A of the Internal Revenue Code as of the overloan protection effective date.  You should consult Your tax advisor before allowing Your policy to enter the overloan protection period.
  This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Overloan Protection Benefit to keep the policy in force until the death of the insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the Overloan Protection Benefit provided is lower than the policy’s original death benefit, then the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC,  either of which could result in a significant tax liability attributable to the balance of any outstanding loan.  Second, this strategy will fail to achieve its goal if the policy is a MEC  or becomes a MEC  after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Before  purchasing the policy, anyone considering using the policy as a source of tax-free income by taking out policy loans should consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

8.      Waiver of Charges Rider: This rider can be selected at the time of application or added to an inforce  policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the Insured person’s 60th birthday, then We will waive monthly deductions from the policy fund for as long as the disability continues. If a disability starts after the policy anniversary following the Insured person’s 60th birthday, then You will not receive any benefit under this rider.

We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa.  It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies.  The Separate Account meets the definition of a “Separate Account” under the federal securities laws.  Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets.  Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds.  You may allocate part or all of Your net premiums in up to fifteen of the fifty-eight investment divisions currently available in Our Separate Account at any one time.

The Funds

Each of the portfolios available under the policy is a “series” of its investment company.  There are fifty-eight investment divisions.

Certain portfolios may invest substantially all of their assets in portfolios of other funds.  As a result, You will pay fees and expenses at both portfolio levels.  This will reduce Your investment return.  These arrangements are referred to as "funds of funds" or "master-feeder funds."  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

You should consult with Your registered representative or investment advisor to determine which combination of investment choices are appropriate for You.

The funds’ shares are bought and sold by Our Separate Account at net asset value.  More detailed information about the funds  and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses.

The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates.  These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from “Rule 12b-1” fees deducted from fund assets.  Policy owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees.  The amount of these payments may be substantial, may vary between funds  and portfolios, and generally are based on a percentage of the assets in the funds  that are attributable to the Policies and other variable insurance products issued by Midland National.  These percentages currently range up to 0.25% annually.  Midland National may use these payments for any corporate purpose, including payment of expenses (i) that Midland National and/or its affiliates incur in promoting, marketing, and administering the Policies, and (ii) that Midland National incurs, in its role as an intermediary, in promoting, marketing and administering the funds.  Midland National and its affiliates may profit from these payments.

Investment Policies of the Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.  A portfolio’s objectives and policies affect its returns and risks.  Each investment division’s performance depends on the experience of the corresponding portfolio.  The objectives of the portfolios are as follows:

Portfolio	Investment Objective	Investment Adviser
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund – Series I Shares

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies which pay dividends and have the potential for increasing dividends and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc.
Invesco V.I. Global Health Care Fund – Series I Shares

The Fund’s investment objective is long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in the healthcare-related industries and derivatives and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc.
Invesco V.I. International Growth Fund – Series I Shares

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

Invesco Advisers, Inc.
The Alger Portfolios
Alger Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
Alger Large Cap Growth Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
Alger Mid Cap Growth Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP International Fund	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
Fidelity® Variable Insurance Products
VIP Asset ManagerSM Portfolio	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
VIP Asset Manager: Growth® Portfolio	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
VIP Balanced Portfolio	Seeks income and capital growth consistent with reasonable risk.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
VIP Contrafund® Portfolio	Seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP Equity-Income Portfolio

Seeks reasonable income. Will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers®, Inc., an affiliate of Fidelity Management & Research Company (FMR)
VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers®, Inc., an affiliate of Fidelity Management & Research Company (FMR)
VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers®, Inc., an affiliate of Fidelity Management & Research Company (FMR)
VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers®, Inc., an affiliate of Fidelity Management & Research Company (FMR)
VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers®, Inc., an affiliate of Fidelity Management & Research Company (FMR)
VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation.	Strategic Advisers®, Inc., an affiliate of Fidelity Management & Research Company (FMR)
VIP Growth & Income Portfolio	Seeks high total return through a combination of current income and capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP Growth Opportunities Portfolio	Seeks to provide capital growth.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP Growth Portfolio	Seeks to achieve capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP High Income Portfolio	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP Index 500 Portfolio	Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company (FMR); Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP Investment Grade Bond Portfolio	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers
VIP Mid Cap Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
VIP Money Market Portfolio[1]	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM) and other affiliates serve as sub-advisers
VIP Overseas Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Large Cap Value Fund	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Structured Small Cap Equity Fund	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Lord Abbett Series Fund, Inc.
Lord Abbett Calibrated Dividend Growth Portfolio	Seeks current income and capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio	Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord, Abbett & Co. LLC
Lord Abbett International Opportunities Portfolio	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Stock Portfolio	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trusts
MFS® VIT Growth Series	Seeks capital appreciation. The fund’s objective may be changed without shareholder approval.	MFS® Investment Management
MFS® VIT New Discovery Series	Seeks capital appreciation. The fund’s objective may be changed without shareholder approval.	MFS® Investment Management
MFS® VIT Research Series	Seeks capital appreciation. The fund’s objective may be changed without shareholder approval.	MFS® Investment Management
MFS® VIT Total Return Series	Seeks total return. The fund’s objective may be changed without shareholder approval.	MFS® Investment Management
MFS® VIT Utilities Series	Seeks total return. The fund’s objective may be changed without shareholder approval.	MFS® Investment Management
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	Seeks growth of capital.	Neuberger Berman Management LLC
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio[2] Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
ProFunds Trust[5]
ProFund VP Japan

Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. Dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund Advisors LLC
ProFund VP Oil & Gas	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index.	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund Advisors LLC
ProFund VP Ultra Mid-Cap

Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400®. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund Advisors LLC
Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund	Seeks long-term capital appreciation by investing primarily in “hard asset” securities. Income is a secondary consideration.	Van Eck Associates Corporation

Vanguard Variable Insurance Fund Portfolios

Vanguard® VIF Balanced Portfolio	Seeks to provide long-term capital appreciation and reasonable current income.	Wellington Management Company, LLP
Vanguard® VIF High Yield Bond Portfolio[3]	Seeks to provide a high level of current income.	Wellington Management Company, LLP
Vanguard® VIF International Portfolio	Seeks to provide long-term capital appreciation.	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Vanguard® VIF Mid-Cap Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group, Inc[4]
Vanguard® VIF REIT Index Portfolio	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.	The Vanguard Group, Inc. [4]
Vanguard® VIF Short-Term Investment-Grade Portfolio	Seeks to provide current income while maintaining limited price volatility.	The Vanguard Group, Inc. [4]
Vanguard® VIF Small Company Growth Portfolio	Seeks to provide long-term capital appreciation.	The Vanguard Group, Inc. [4] and Granahan Investment Management, Inc.
Vanguard® VIF Total Bond Market Index Portfolio	Seeks to track the performance of a broad, market-weighted bond index.	The Vanguard Group, Inc. [4]
Vanguard® VIF Total Stock Market Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc. [4]

1During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.

2Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield securities (commonly known as "junk bonds").

3The fund invests mainly in a diversified group of high-yielding, higher risk corporate bonds, commonly known as "junk bonds," with medium and lower-range credit quality ratings.

4Vanguard is a trademark of the Vanguard Group, Inc.

5The ProFunds VP portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  See "Effects of Market Timing."  Some ProFunds portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds portfolios will bear additional investment risks.  See the ProFunds prospectus for a description of the investment strategies and risks associated with investing in the ProFunds portfolios.

The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds  with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance and results of any of the funds’ portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios.  There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

The fund portfolios offered through the policy are selected by Midland National based on several criteria, including asset class coverage, the alignment of the investment objectives of a fund portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. We also consider whether the fund portfolio, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the policies.  Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment adviser) will make payments to Us, and the amount of any such payments.  We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the Policies, and, in Our role as an intermediary, the funds.  We may profit from these payments.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making Your investment selections, We encourage You to thoroughly investigate all of the information regarding the fund  portfolios that is available to You, including each fund's  prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as the fund’s  website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund  or portfolio.   You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

You bear the risk of any decline in Your policy fund resulting from the performance of the portfolios You have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular fund  or portfolio.

You should carefully consider the investment objectives, risks, and charges and expenses of the portfolios before investing.  The portfolios' prospectuses contain this and other information and should be read carefully before investing. You can receive a current copy of a prospectus or summary prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone: (800) 272-1642

Fax: (605) 335-3621 or toll-free (877) 208-6136

Effects of Market Timing

Frequent, large, programmed, or short-term transfer among the investment divisions or between the investment divisions and the General Account (“harmful trading”) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to these harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions or sub-accounts of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds

The funds  charge for managing investments and providing services. Each portfolio’s charges vary.

The Fidelity VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company’s mutual funds. In addition, each of these portfolios’ total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP Portfolios are based on the Initial Class. See the Fidelity VIP portfolio prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios.

The funds  may also impose redemption fees, which We would deduct from Your policy fund. See each portfolio company’s prospectus for details.

USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan).  Your policy fund reflects various charges.  See “DEDUCTIONS AND CHARGES” on page 50.  Monthly deductions are made on the policy date and on the first day of each policy month.  Transaction and surrender charges are made on the effective date of the transaction.  Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment.  From Your premium We deduct a premium charge, any applicable service charge, and the first monthly deduction (and any per premium expenses) as described in the “Deductions From Your Premiums” section on page 50.  The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

•         the amount and frequency of premium payments,

•         deductions for the cost of insurance, additional benefits and other charges,

•         the investment performance of Your chosen investment divisions,

•         interest earned on amounts allocated to the General Account,

•         the impact of loans, and

•         the impact of partial withdrawals.

We guarantee amounts allocated to the General Account.  This guarantee is subject to Our financial strength and claims-paying ability.  There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account.  An investment  division’s performance will cause Your policy fund to go up or down.  You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units.  Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division.  Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit.  The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division’s accumulation unit next determined at the end of the business day on which the transaction occurs; if the transaction occurs after 3:00 p.m. Central Time, then We will use the investment division's accumulation unit value on the next business day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You.  The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day.  Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds.  They reflect investment income, the portfolio’s realized and unrealized capital gains and losses, the funds’ expenses, and Our deductions and charges.  The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies.  After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

•         We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders).  We use the share value reported to Us by the fund.

•         We add any dividends or capital gains distributions paid by the portfolio that day.

•         We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

•         We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions and “Good Order”

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions.  You should consider the net effects before making any policy fund transactions.  Certain transactions have fees.  Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 15 investment divisions.

Good Order. We cannot process Your requests for transactions relating to Your policy fund until We have received them in good order at Our Administrative Office.  “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction.  This information and documentation generally includes, to the extent applicable, Your completed application, the policy number, the transaction amount (in dollars), the full names of and allocations to and/or from the investment divisions affected by the requested transaction, the signatures of all policy owners (exactly as registered on the policy), social security number or taxpayer I.D., and any other information or supporting documentation that We may require.  With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by Us to effect the purchase.  We may, in Our sole discretion, determine whether any particular transaction request is in good order, and We reserve the right to change or waive any good order requirements at any time.

Transfers of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions.  To make a transfer of policy fund, write to Our Administrative Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Administrative Office toll-free at (800) 272-1642 or fax Your requests to Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709. Any requests sent to other numbers may not be considered received in Our Administrative Office.  Currently, You may make an unlimited number of free transfers of policy fund in each policy year (subject to the “Transfer Limitations” below).  However, We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.  If We charge You for making a transfer, then We will allocate the charge as described under “Deductions and Charges “How Policy Fund Charges Are Allocated” on page 53.  Although a single transfer request may include multiple transfers, it will be considered a single transfer for the purpose of assessing any transfer charge.

The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

1.      25% of the unloaned amount in the General Account at the beginning of the policy year, or

2.      $25,000.  (We reserve the right to decrease this to $1,000.)

These restrictions may prolong the period of time it takes to transfer Your total policy fund assets in the General Account to investment divisions and, therefore, You should carefully consider whether investment in the General Account meets Your needs and investment criteria.

These limits do not apply to transfers made in a Dollar Cost Averaging program or Portfolio Rebalancing program that extends over a time period of 12 or more months.

Completed transfer requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We may delay transfers under certain circumstances.  See “WHEN WE PAY PROCEEDS FROM THIS POLICY” on page 66.

The minimum transfer amount is $200.  The minimum amount does not have to come from or be transferred to just one investment division.  The only requirement is that the total amount transferred that day equals the minimum transfer amount.

Transfer Limitations

Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by policy owners.  In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios.  In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the “market timing procedures”).  Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market portfolio, followed by a transfer from Money Market back to New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters.  When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful.  We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy’s transfer privileges and We will not accept another transfer request for 14 business days.  We will attempt to inform the policy owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days.  If We do not succeed in reaching the policy owner or registered representative by phone, We will send a letter by first class mail to the policy owner’s address of record.

We apply Our market timing procedures to all of the investment divisions available under the policy, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). Other insurance companies offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or Your policy fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others.  In particular, We may, and We reserve the right to, reverse a potentially harmful transfer.   If so, We will inform the policy owner and/or registered representative. The policy owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers.  If this occurs, We will attempt to contact You by telephone for further instructions.  If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division.

You should be aware that, as required by SEC regulation, We have entered into a written agreement with each underlying fund  or principal underwriter that obligates Us to provide the fund, upon written request, with information about You and Your trading activities in the investment divisions investing in the fund’s  portfolios.  In addition, We are obligated to execute instructions from the funds  that may require Us to restrict or prohibit Your investment in a specific investment division investing in a fund  portfolio if the corresponding fund  identifies You as violating the frequent trading policies that the fund  has established for that portfolio.  You should read the prospectuses of the portfolios for more details on their ability to refuse of restrict purchases or transfers of their shares.

If We receive a premium payment from You with instructions to allocate it into a portfolio of a fund  that has directed Us to restrict or prohibit Your trades into the investment division investing in the same portfolio, then We will request new allocation instructions from You.  If You request a transfer into an investment division investing in a portfolio of a fund  that has directed Us to restrict or prohibit Your trades, then We will not effect the transfer.

In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers).  We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment divisions.  For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program and portfolio rebalancing program in these limitations.  We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others.  We may not always apply these detection methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others.  For example, We might only accept transfers by original “wet” policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means).  We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection.  Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations.  In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers.  Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios’ shareholders involves judgments that are inherently subjective.  Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through Our controls undetected and may cause dilution in unit value to others. We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception.  We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions.  In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.  By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations.  This plan of investing does not insure a profit or protect against a loss in declining markets.  The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time.  You must complete the proper request form, and send it to Us at Our Administrative Office, and there must be a sufficient amount in the DCA source account.  The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium.  You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account.  The DCA election will specify:

a.       The DCA source account from which DCA transfers will be made,

b.      That any money received with the form is to be placed into the DCA source account,

c.       The total monthly amount to be transferred to the other investment divisions, and

d.      How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received, in good order, with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form.  All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise.  You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month.  If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received in good order.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request in good order.  DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program.  However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.  While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month’s notice.

Enhanced Dollar Cost Averaging (EDCA)

By Midland National’s current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 9% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 9% annual effective rate is guaranteed and both are subject to change without notice.  There is no charge for this feature.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level.  You can select rebalancing to occur, quarterly, semi-annually or annually. For example, You may wish to specify that 30% of Your policy fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% in the Fidelity VIP Overseas investment division.  Over time, the variations in the investment division’s investment results will shift the percentage allocations of Your policy fund.  If You elect this option, then at each policy anniversary, We will transfer amounts needed to “re-balance” the policy fund to the specified percentages selected by You.  Rebalancing is not available to amounts in the General Account.  Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 15 investment divisions.  Portfolio Rebalancing will remain in effect until We receive Your written termination request in good order.  We reserve the right to end the Portfolio Rebalancing Option by sending You one month’s notice.  Contact Us at Our Administrative Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program.  However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.  While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Automatic Distribution Option

You may choose to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual, or annual basis at any time by completing the Request for Automatic Distributions form and sending it to Us.  This option allows You to receive periodic income from Your policy’s net cash surrender value by simply filling out one form and allowing Us to process the necessary loans and partial withdrawals.  While this option is available at any time during the life of Your policy, it is best to delay distributions from Your life insurance policy for as long as possible.  Any distributions that You take from Your policy result in reductions to the policy proceeds payable at the time of the Insured’s death and cash value (policy fund) of the policy.  This automatic distribution option is mainly intended for distributions after Your surrender charge period has expired and is often used during retirement years.

When We receive the completed Automatic Distribution form in good order, We will begin processing partial withdrawals on the following monthly anniversary.  Such partial withdrawals will be taken from the net cash surrender value in the amount and frequency You selected until We have distributed an amount equal to all premiums paid.  Partial withdrawals processed under the automatic distribution option will not be subject to the $25 fee that We normally charge when there is more than one partial withdrawal in a policy year.  When the amount distributed equals the amount of all premiums paid, We will begin processing loans in the amount and frequency You selected for as long as the policy’s net cash surrender value will support these loans.

The automatic distributions will continue until You send Us, in good order, a written request to discontinue the distributions or until the policy’s net cash surrender value is insufficient to support additional withdrawals or loans.  There is not a separate charge for the automatic distribution option.  Any policy loans or partial withdrawals will result in a reduction to the policy proceeds from what would otherwise be payable to Your beneficiary at the Insured’s death and the policy’s policy fund.   There may be tax consequences in taking distributions from Your policy.  Please consult a tax advisor prior to beginning an automatic distribution program so that You are knowledgeable about the tax impact of any partial withdrawals and policy loans.

Policy Loans

Using only Your policy as security, You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt.  If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled.  Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences.  See “Tax Effects” on page 55.

Interest Credited on Policy Loans. The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.0% per year.

Policy Loan Interest Charged. Currently, the annual interest rate We charge on standard loans is 4.50%.  We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary or if earlier, on the date of surrender, the date of loan repayment or the date of the Insured’s death.  If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund.  This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan.  If We cannot allocate the interest based on these percentages, then We will allocate it as described below.

After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value.  The annual interest rate charged on zero cost loans is guaranteed to be 3.0% (which is the same rate We guarantee to credit on zero cost loans).  We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service.  If the Internal Revenue Service   requires a higher policy loan interest rate, We will charge the minimum interest rate allowed.  A zero cost loan may have tax consequences.  See “Tax Effects” on page 55.

You may request a loan by writing to Our Administrative Office.  You may also request a policy loan by faxing Us at Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709. Any requests sent to another number will not be considered received in Our Administrative Office.  You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions.  If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under “How Policy Fund Charges Are Allocated” on page 53.  If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division.  We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division and transfer these amounts to the General Account.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce.  While You have a policy loan, We assume that any money You send Us is meant to repay the loan.  If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments.  If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid.  When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest.  You cannot invest that loan amount in any Separate Account investment divisions.  You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.0% annual interest We credit on the portion of the General Account securing the loan.  A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce.  For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund.  If these deductions are more than the net cash surrender value of Your policy, then the policy’s lapse provisions may apply.  Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.  We may withhold two months of anticipated policy costs from the total amount available for loan to help prevent your policy from immediately entering a grace period.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Administrative Office. You may also request a partial withdrawal by faxing Us at Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709. Any requests sent to another number will not be considered received in Our Administrative Office.  If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled “Withdrawal Charges” listed below.  Partial withdrawals are subject to certain conditions.  They must:

•         be at least $200;

•         in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% of the net cash surrender value in subsequent policy years);

•         allow the death benefit to remain above the minimum for which We would issue the policy at that time; and

•         allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account.  If You do not tell Us, then We will make the withdrawal as described in “Deductions and Charges – How Policy Fund Charges Are Allocated” on page 53.

Completed partial withdrawal requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 will be deducted from Your policy fund.  If You do not give Us instructions for deducting the charge, then it will be deducted as described under “Deductions and Charges - How Policy Fund Charges Are Allocated” on page 53. This charge does not apply to withdrawals under the Automatic Distribution Option.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis.  However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater.  If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk.  Both the withdrawal and any reductions will be effective as of the business day We receive Your request in good order at Our Administrative Office if it is received before 3:00 p.m. Central Time. If We receive Your request in good order at Our Administrative Office after 3:00 p.m. Central Time, then it will be effective on the following business day.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash.  A withdrawal may have income tax consequences.  See “Tax Effects” on page 55.

Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living.  You do this by sending both a written request and the policy to Our Administrative Office.  If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any policy debt.  The net cash surrender value may be very low, especially during the early policy years.   During the first 10 policy years after the date of issue or an increase in face amount, the cash surrender value is the policy fund minus the surrender charge.  After 10 years, the cash surrender value equals the policy fund.  We will compute the net cash surrender value as of the business day We receive Your request in good order and policy at Our Administrative Office.  All of Your insurance coverage will end on that date.

Completed surrender requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed surrender request in good order after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

A surrender may have income tax consequences.  See “Tax Effects” on page 55.

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account.  The General Account pays interest at a declared rate.  We guarantee the principal after deductions.  The General Account supports Our insurance and annuity obligations.  Any amounts in the General Account are subject to Our financial strength and claims-paying ability and Our long-term ability to make such payments.  We issue other types of insurance policies as well, and We also pay Our obligations under those products from Our assets in the General Account.

Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act.

You may accumulate amounts in the General Account by:

•         allocating net premium and loan payments,

•         transferring amounts from the investment divisions,

•         obtaining any policy loans, or

•         earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account.  The annual interest rates will never be less than 3.0%.  We may, at Our sole discretion, credit interest in excess of 3.0%.  You assume the risk that interest credited may not exceed 3.0% per year.  We may pay different rates on unloaned and loaned amounts in the General Account.  Interest compounds daily at an effective annual rate that equals the annual rate We declare.

You may request a transfer between the General Account and one or more of the investment divisions, within limits.  See “Transfers of Policy Fund” on page 42.

The General Account may not be available in all states.  Your state of issue will determine if the General Account is available on Your policy.  Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium upon receipt.  The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Premium Charge. We deduct a 5.0% premium charge from each premium payment.  We currently intend to eliminate this charge after the 15th policy year, but this is not guaranteed.  This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy.  The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. This is a tax to Midland National so You cannot deduct it on Your income tax return.

Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses.  (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years.  See “Surrender Charge” on page 53.)

Civil Service Allotment Service Charge.  If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account and General Account

Fees and charges assessed to the General Account and investment divisions reduce the amount in Your policy fund.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions.  Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following five deductions are taken from Your policy fund.

1.      Per Policy Expense Charge: This charge is $10.00 per month in all years. This charge helps to cover Our administrative costs such as premium billing and collections.

2.      Per Unit Expense Charge: This charge is currently assessed in policy years 1-10, and We intend to eliminate it in policy years 11+.  We guarantee to eliminate it in years 20+.  The per unit expense charge varies based on the insured’s sex, policy age  and premium class and it is printed on the policy specifications page.  The per unit expense charge is based on the current face amount of insurance.  This charge helps to cover Our sales costs.

3.      Percent of Fund Value Charge – This charge is 0.067% per month of the total Policy Fund Value on a monthly basis in policy years 1-10, and 0.00% per month of the total Policy Fund Value in policy years 11+ (these roughly equate to annual rates of 0.80% and 0.00%, respectively).   This charge helps to cover Our administrative costs such as communicating with owners.

4.      Charges for Additional Benefits: Monthly deductions are made for the cost of certain additional benefits.  (There is no separate charge for benefits associated with the Protected Flexibility Rider.) With the exception of the Accelerated Benefit Riders – Terminal Illness and Chronic Illness, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter.  See the “Fee Table” on page 8 and Additional Benefits starting on page 25.  We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

5.      Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund.  If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase.  For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date.  The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk.  This charge is for the cost of insurance.  We may profit from this charge.

The cost of insurance rate is based on a number of factors, including, but not limited to, the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge.  (In Montana, there are no distinctions based on sex, and for guaranteed rates, there is no distinction for premium class.)  We place the Insured person that is a standard risk in the following rate classes: preferred plus non-tobacco, preferred non-tobacco, non-tobacco, preferred tobacco and tobacco.  The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class.  We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy.  The maximum charges are based on the charges specified in the 2001 sex-distinct, composite smoker, ALB, Commissioner’s Standard Ordinary Mortality Table.  The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, standard, non-tobacco, standard risk at various ages, with an initial face amount of insurance of $275,000, for the first policy year.

Illustrative Table of Monthly Cost of Insurance Rates

(Rounded) per $1,000 of Amount at Risk

Male Attained	Guaranteed Maximum	Current (Male Standard Non-Tobacco)
Age 25	Rate 0.09	Rate 0.05
35	0.10	0.04
45	0.23	0.07
55	0.54	0.13
65	1.48	0.29

For example, for a male standard non-tobacco, age  35 with a $275,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $40.85.  This example assumes the monthly expense charge of $10.00, the current unit per expense charge of $19.25, current percent of policy fund charge of $0.64, and the current cost of insurance deduction of $10.96.  The $10.96 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.04) times the amount at risk ($275,000 face less the initial Cash Value of $950.00, which is $1,000 of premium less the $50.00 for the premium charge).  This example assumes that there are no charges for riders or other additional benefits.  This charge generally increases as the Insured person gets older.  However, this charge is not deducted after the insured person reaches age  100.

The non-tobacco cost of insurance rates are lower than the preferred tobacco  cost of insurance rates and the preferred tobacco  rates are less than the tobacco rates.  To qualify, an Insured must be a standard risk and must meet additional requirements that relate to tobacco habits.  The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred plus non-tobacco cost of insurance rates are lower than the preferred non-tobacco cost of insurance rates, and the preferred non-tobacco rates are lower than the non-tobacco rates.  To qualify for the preferred plus and preferred non-tobacco class, the Insured person must be age  20 or over and meet certain underwriting requirements.

If the policy is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964.  In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

•         Partial Withdrawal of net cash surrender value.  You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 each time You make a partial withdrawal if more than one withdrawal is made during a year. This charge does not apply to withdrawals under the Automatic Distribution Option. This charge is to cover Our administrative expenses for processing the withdrawal.

•         Transfers.  Currently, We do not charge when You make transfers of policy fund among investment divisions or between the unloaned portion of the General Account and any investment division.  We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account.  They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise.  Your deduction allocation percentages may be any whole number (from 0% to 100%) which add up to 100%.  You may change Your deduction allocation percentages by writing to Our Administrative Office.  Changes will be effective as of the date We receive them in good order.

If We cannot make a deduction in accordance with these percentages, then We will make deductions from any unloaned portion of the General Account and any amounts in investment divisions (in Your policy fund) on a pro rata basis.  If there is no unloaned portion of the General Account in Your policy fund, then We will make all deductions (on a pro rata basis) from amounts You have allocated to investment divisions.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge

Loan interest is charged in arrears on the outstanding loan.  Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death) and will bear interest at the same rate as the loan.  We currently charge an annual interest rate of 4.5% on loans.

After offsetting the 3.0% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 5.0% annually in policy years 1-5.  However, the current net cost of the loans is 1.5% annually in policy years 1-5.  The current net cost of 1.5% for policy years 1-5 is derived by taking the 4.5% annual interest rate that We currently charge on loans and reducing it by the 3.0% annual interest rate We credit to the portion of the General Account securing the standard loan.  If You take a loan after the 5th policy year, We guarantee that the cost of the loan will be 0%. See “Policy Loans” on page 47.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy’s cash surrender value for the first 10 policy years after the date of issue or increase in face amount.  It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender in their early years (the premium charge is also designed to partially reimburse Us for these expenses).  It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years after the date of issue or increase in face amount.  The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses.  If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other assets.  The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt.  The cash surrender value is the policy fund minus the surrender charge.  See “Surrendering Your Policy” on page 49.

The first year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued.  The maximum charge for Your policy per $1,000 of face amount is the first year charge.  The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year.

The following table provides some examples of the first year surrender charge.  The maximum first year surrender charge for all issue ages, sexes, and classes is $44.00 per $1,000.  The $44.00 per $1,000 of face amount surrender charge occurs for males issued at a tobacco class with issue ages at 63 or older.  Your policy will specify the actual surrender charge rate at issue, per $1,000 of face amount, for all durations in the 10 year surrender charge period.  The table below is only intended to give You an idea of the level of first year surrender charge for a few sample issue ages, sexes and classes.

Table of First Year Surrender Charges

Per $1,000 of Face Amount

Issue Age	Sex	Class	Surrender Charge Per $1,000 of Face Amount
35	Male	Non-Tobacco or Tobacco	$19.50
55	Female	Non-Tobacco or Tobacco	$31.00
65	Male	Non-Tobacco or Tobacco	$44.00

A face amount decrease will not reduce the surrender charge.  If the face amount is increased, the surrender charge will increase.  The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

a)      The initial face amount set equal to the face amount increase

b)      The Insured’s policy age  on the policy date equal to the policy age  on the date of the face amount increase; and

c)      The premium class for the face amount increase

Suppose You bought Your policy at issue age  35 under a male standard non-tobacco class with a face amount of $275,000.  During the 8th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $375,000.  If the face amount increase was determined to be acceptable to Us under the non-tobacco class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

a)      face amount of $100,000

b)      a policy age  of 44 (the increase was effective during the 8th policy year before the policy anniversary at which You attained age 45).

c)      a premium class of male non-tobacco

The original $275,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above.  At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Portfolio Expenses

The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest.  Some portfolios also deduct 12b-1 fees from portfolio assets.  You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would administer and deduct directly from Your policy fund. Any redemption fee would be retained by or paid to the portfolio and not retained by Us. For further information, consult the portfolios’ prospectuses.

Tax Effects

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon Our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements.  There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements.  If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the Separate Account assets.  We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policies to be treated as life insurance policies for federal income tax purposes.  It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should be generally excludible from the gross income of the beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution.  When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “modified endowment contract.”

Modified Endowment Contracts (MEC)

Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies.  Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC.  In general a policy will be classified as a MEC  if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.”  A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount.  If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years.  To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts

Policies classified as modified endowment contracts are subject to the following tax rules:

(1)        All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed.

(2)        Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3)        A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary  or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner.  This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income.  However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions.  However, the tax consequences associated with zero cost loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums.  When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans and the Overloan Protection Benefit

In general, interest on a policy loan will not be deductible.  If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a policy loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Protected Flexibility Rider.  Anyone contemplating the purchase of the policy with the Protected Flexibility Rider should be aware that the tax consequences of the Protected Flexibility Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Protected Flexibility Rider causes the policy to be converted into a fixed policy.  You should consult with and rely on a tax advisor as to the tax risks associated with the Protected Flexibility Rider.

Treatment of Overloan Protection Benefit

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Overloan Protection Benefit to keep the policy in force until the death of the insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the Overloan Protection Benefit provided is lower than the policy’s original death benefit the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC  either of which could result in a significant tax liability attributable to the balance of any outstanding loan.  Second, this strategy will fail to achieve its goal if the policy is a MEC  or becomes a MEC  after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Anyone considering using the policy as a source of tax-free income by taking out policy loans should consult with and rely on a competent tax advisor before  purchasing the policy about the tax risks inherent in such a strategy.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Continuation of Policy Beyond Age 121

The tax consequences of continuing the policy beyond the Insured’s 121st year are unclear.  You should consult a tax advisor if You intend to keep the policy inforce  beyond the Insured’s 121st year.

Section 1035 Exchanges

Generally, there are no tax consequences when You exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract.  The new policy may also lose any “grandfathering” privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange Your policy.  You should consult with a tax advisor if You are considering exchanging any life insurance policy.

Accelerated Benefit Rider—Terminal Illness

We believe that payments received under the Accelerated Benefit Rider—Terminal Illness should be fully excludable from the gross income of the recipient if the recipient is the Insured under the policy (except in certain business contexts) and the insured person's life expectancy is 24 months or less.  However, tax consequences associated with reducing Your death benefit after We pay an accelerated benefit under this rider are uncertain.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Accelerated Benefit Rider—Chronic Illness

The tax consequences associated with receiving an accelerated benefit payment under the Accelerated Benefit Rider—Chronic Illness are unclear.  It is possible that such distribution may be treated as taxable withdrawals.  Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary  under such policy.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Non-Individual Owners and Business Beneficiaries of Policies

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy.  In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary  of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary  of a policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the purchase of a new policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift, and Generation-Skipping Transfer Tax Considerations

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer (“GST”) taxes.  For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy.  If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death.  The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner.  Regulations issued under the Code may require Us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

For 2014, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds  to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise.  Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account’s operations.  Thus, currently We do not deduct a charge from the Separate Account for federal income taxes.   We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and We are not currently charging for them.  If they increase, We may deduct charges for such taxes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine This Policy

For a limited period of time, as specified in Your policy, You have the right to examine the policy.  If for any reason You are not satisfied with it, then You may cancel the policy.  You cancel the policy by sending it to Our Administrative Office along with a written cancellation request.  Generally, Your cancellation request must be postmarked  by the latest of the following dates:

•         10 days after You receive Your policy,

•         10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

•         45 days after You sign Part 1 of the policy application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy’s record date. Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund.  The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send  Your request.

Your Policy Can Lapse

Your Premier Variable Universal Life III insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund.  During the no lapse guarantee period, coverage continues if Your paid premiums (less loans and withdrawals) equal or exceed the schedule of required no lapse guarantee premiums.  If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and that a specified amount of current premium is due.

If We receive payment of that amount before the end of the grace period, then We will use that amount to pay the overdue deductions.  We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value.  We will withdraw any amount left in Your policy fund.  We will apply this amount to the deductions owed to Us, including any applicable surrender charge.  We will inform You and any assignee that Your policy has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Policy

You may reinstate the policy within 5 years after lapse.  To reinstate the policy, You must:

•         fully complete an application for reinstatement,

•         provide satisfactory evidence of insurability for the person or persons to be Insured,

•         pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the no lapse guaranteed period,

•         increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charges, and

•         pay or restore any policy debt.

The effective date of the reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application.  Previous loans will be reinstated.

You may not reinstate a policy  once it is surrendered.

Policy Periods And Anniversaries

We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Benefits page.  Each policy month begins on the same day in each calendar month.  The calendar days of 29, 30, and 31 are not used.  Our right to challenge a policy and the suicide exclusion are measured from the policy date.  See “Limits On Our Right To Challenge The Policy” on page 64.

Maturity Date

The maturity date is the first policy anniversary after the Insured’s 120th birthday.  The policy ends on that date if the Insured is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

(a)     The policy cannot be in the grace period;

(b)     All of the policy fund must be transferred to either the General Account or the Fidelity VIP Money Market investment division; and

(c)     Death Benefit option 1 must be elected.

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences.  A tax advisor should be consulted before You elect to extend the maturity date. See “Tax Effects” on page 55. In order to continue the policy beyond the original maturity date, We require that the death benefit not exceed the policy fund on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies.  We may permit charges owed to Us to stay in the Separate Account.  Thus, We may also participate proportionately in the Separate Account.  These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account.  The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct.  Your policy fund values and the assets supporting them in the Separate Account are protected from and against any claims arising out of Our other businesses not involving the Separate Account.  Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account.  We have the right to:

•         add investment divisions to, or remove investment divisions from, Our Separate Account;

•         combine two or more investment divisions within Our Separate Account;

•         withdraw assets relating to the policy from one investment division and put them into another;

•         eliminate the shares of a portfolio and substitute shares of another portfolio of the funds  or another open-end investment company.  This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account A;

•         register or end the registration of Our Separate Account under the 1940 Act;

•         operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

•         disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy.  (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

•         operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments.  In choosing these investments, We will rely on Our own judgment or that of an outside adviser for advice.  In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the Fidelity VIP Money Market investment division until You tell Us otherwise.

Limits On Our Right To Challenge The Policy

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the policy under Our rules.  There are limits on how and when We can challenge the policy:

•         We cannot challenge the policy after it has been in effect, during the Insured person’s lifetime, for two years from the date the policy was issued or reinstated.  (Some states may require Us to measure this in some other way.)

•         We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured’s lifetime.

•         We can  challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

•         If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

•         If the Insured person’s age  or sex is misstated on any application, then the death benefit and any additional benefits will be changed.  They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person’s correct age  and sex.

•         If the Insured person commits suicide within two years after the date on which the policy was issued, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding policy loan and loan interest, policy debt, minus any partial withdrawals of net cash surrender value.  If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment.  Payments under these options are not affected by the investment performance of any investment division.  Instead, interest accrues pursuant to the option chosen.  If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary  will have this choice.  However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary  cannot change Your choice.  Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

When a death  benefit  is paid in a lump sum the beneficiary  has two options available to them.  The first option is payment in a lump sum by check or by electronic funds transfer in the amount of the death  benefit  proceeds.  The other option is payment of the death benefit by establishing an interest bearing draft account, called the "Midland National Access Account," for the beneficiary, in the amount of the death benefit proceeds.  We will send the beneficiary  a draft account book and the beneficiary  will have access to the account simply by writing a draft for all or any part of the amount of the death benefit.  We do not guarantee to credit a minimum interest rate on amounts left in the Midland National Access Account. Any interest credited to amounts in the Midland National Access Account is taxable as income to the beneficiary. The Midland National Access Account is not available in all jurisdictions.

The Midland National Access Account is a draft account and is part of Our General Account.  It is not a bank account or a checking account and it is not insured by the FDIC or any government agency.  As part of Our General Account, it is subject to the claims of Our creditors.  We receive a benefit from all amounts left in the Midland National Access Account.

YOUR BENEFICIARY

You name Your beneficiary  in Your policy application.  The beneficiary  is entitled to the death benefits of the policy.  You may change the beneficiary  during the Insured’s lifetime by writing to Our Administrative Office.  If no beneficiary  is living when the Insured dies, We will pay the death benefit to the owner or the owner’s estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy.  You must send a copy of the assignment to Our Administrative Office.  We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment.  An absolute assignment is a change in ownership.  There may be tax consequences.

The assignment does not take effect until We accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis.

This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.  This policy may not be traded on any stock exchange or secondary market.  By purchasing this policy, You represent and warrant that You are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) in good order at Our Administrative Office.  Death benefits are determined as of the date of the Insured person’s death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions.  We pay interest from the date of death to the date of payment.

We may delay payment and transfers for one or more of the following reasons:

(1)         We are investigating the claim, contesting the policy, determining that the beneficiary  is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).

(2)         We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

(3)         The SEC permits Us to delay payment to protect Our policy owners.

If, pursuant to SEC rules, the Fidelity VIP Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then We will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding investment division until the Fund  is liquidated.

We may also delay any payment until Your premium checks have cleared Your bank.  We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.  We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” or block Your policy fund.  If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option.  If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator.  We may also be required to provide information about You and Your policy to government agencies and departments.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary  of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary  or the policy owner  last resided, as shown on Our books and records, or to Our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if Your beneficiary  steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary  designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at Our Administrative Office.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds’ portfolios.  Midland National is the legal owner of the shares and has the right to vote on certain matters.  Among other things, We may vote:

•         to elect the funds’ Boards of Directors,

•         to ratify the selection of independent auditors for the funds, and

•         on any other matters described in the funds’ current prospectuses or requiring a vote by shareholders under the 1940 Act.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy.  We will vote at shareholder meetings according to Your instructions.

The funds  will determine how often shareholder meetings are held.  As We receive notice of these meetings, We will ask for Your voting instructions.  The funds  are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio.  We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote.  The effect of this proportional voting is that a small number of policy owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested.  We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio.  This is determined as of the record date set by the funds’ Boards for the shareholders meeting.  We count fractional shares.

If You have a voting interest, We will provide You proxy material and a form for giving Us voting instructions.  In certain cases, We may disregard instructions relating to changes in the funds’ adviser or the investment policies of its portfolios.  We will advise You if We do.

Other insurance companies own shares in the funds  to support their variable insurance products.  We do not foresee any disadvantage to this.  Nevertheless, the funds’ Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action.  If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC (“Sammons Securities Company”) for the distribution and sale of the policies.  Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company.  Sammons Securities Company offers the policies through its registered representatives.  Sammons Securities Company may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the policies.  We pay commissions to Sammons Securities Company for sales of the Policies by its registered representatives as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for policy sales is 85% of premiums during policy year 1, 1% during policy years 2-15, and 0% following policy year 15.  We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g., at the end of the fifth policy year).  Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year.  The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year.  We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment.  We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company’s expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company’s management team; advertising expenses; and all other expenses of distributing the policies.  Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies.  Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation.  Sales of the policies may help registered representatives and/or their managers qualify for such benefits.  Sammons Securities Company’s registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs.  Those programs may also include other types of cash and non-cash compensation and other benefits.  You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to You.  You may wish to take such payments into account when considering and evaluating any recommendations relating to the policy.  Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) deductions from Your premiums; (b) the surrender charge; (c) the percent of fund value; (d) the cost of insurance deduction; (e) payments, if any, received from the funds  or their managers; and (f) investment earnings on amounts allocated under policies to the General Account.  Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that You do pay directly or indirectly.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus.  A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits.  In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, on the ability of Sammons Securities Company, LLC to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information.  Our financial statements should be distinguished from the Separate Account’s financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies.  For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Administrative Office.

Illustrations

Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds.  The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to a representative Insured of a given age  and given premium would vary over time if the return on the assets held in each portfolio of the funds  were a constant gross after tax annual rate of 0%, 6%, or 12%. All values labeled as current reflect the current level of product charges that are being assessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be assessed for the sample policy shown. Both current and guaranteed values use the arithmetic average of the fund manager expenses.

The tables starting on page 73 illustrate a hypothetical policy issued to a male, age  35, under a standard non-tobacco underwriting risk classification.  The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an initial face amount of $275,000 and make monthly payments of $184.02 on each monthly anniversary. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.

The amount by which the policy fund exceeds the cash surrender value during the surrender charge period is equal to the surrender charge.  For policy years eleven and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.

Zero values in the death benefit column of the illustration indicate the policy would lapse under the stated assumptions unless additional premium payments are made.

The second column shows the accumulation value of the premiums paid at the stated interest rate.  The third and sixth columns illustrate the policy funds and the fourth and seventh columns illustrate the cash surrender values of the policy over the designated period.  The policy funds shown in the third column and the cash surrender values shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates.  The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee.  The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the 2001 sex-distinct, smoker composite, ALB Commissioner’s Standard ordinary Mortality Table.  The fifth and eighth columns illustrate the death benefit of the policy over the designated period.  The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values.  The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of Our Separate Account is lower than the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds  and charges levied against the divisions of Our Separate Account.  The illustrations also reflect the 5.0% premium load (for the first 15 years on a current basis) deducted from each premium, the current per unit expense charge of  $28.00 per month deducted in years 1-20 on a guaranteed basis (years 1-10 on a current basis), the percent of policy fund charge of 0.80% per month in years 1-10 and 0.00% per month in years 11+, and the $10.00 per month expense charge as well as current and guaranteed cost of insurance deductions.

The policy funds shown assume the deductions of the portfolios’ daily investment advisory fees and operating expenses equivalent to an annual rate of 0.77% of the aggregate average daily net assets of the Portfolios of the funds  (the average rate of the Portfolios for the period ending December 31, 2013) for each investment division. We have assumed that the values are allocated across all investment divisions equally.  Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the funds  may be more or less than 0.77% and will depend on how allocations are made to each investment division.  After reductions for the average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates -0.77%, 5.23%, and 11.23%, respectively.

The approximate net annual rates do not include the percent of fund value charge, premium charges, cost of insurance deductions, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges.  However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made.  The values would vary from those shown if the assumed annual premium payments were paid in installments during a year.  The values would also vary if the policy owner varied the amount or frequency of premium payments.  The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Actual rates of return for a particular policy may be more or less than the hypothetical rates of return.  The actual return on Your policy fund will depend on many factors - some of which are the amounts You allocate to particular investment divisions, the amounts deducted for the policy’s monthly deductions, the portfolio’s fees and expenses, and Your loan and withdrawal history - in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns and the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy funds are available upon request; the cost of insurance and other charges may differ significantly from the values in the hypothetical shown in the tables below.  You can obtain a personalized illustration or make other policy inquiries by contacting Our Administrative Office at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone: (800) 272-1642 (toll-free)

Fax: (605) 335-3621 or toll-free (877) 208-6136

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Premier Variable Universal Life III
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 35               MONTHLY RATE OF RETURN: 0%

$275,000 INITIAL FACE AMOUNT                         ASSUMED MONTHLY PREMIUM (1): $184.02

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	2,268	1,601	0	275,000	1,405	0	275,000
2	4,649	3,145	0	275,000	2,757	0	275,000
3	7,149	4,602	0	275,000	4,058	0	275,000
4	9,774	6,005	642	275,000	5,340	0	275,000
5	12,530	7,355	1,993	275,000	6,572	1,210	275,000
6	15,424	8,686	3,324	275,000	7,755	2,393	275,000
7	18,463	9,997	5,707	275,000	8,858	4,568	275,000
8	21,654	11,258	8,041	275,000	9,913	6,696	275,000
9	25,004	12,469	10,324	275,000	10,892	8,747	275,000
10	28,522	13,632	12,559	275,000	11,794	10,722	275,000
15	48,932	20,751	20,751	275,000	15,795	15,795	275,000
20	74,980	27,666	27,666	275,000	17,654	17,654	275,000
25	108,226	33,059	33,059	275,000	16,614	16,614	275,000
30	150,657	35,706	35,706	275,000	8,749	8,749	275,000
35	204,810	34,234	34,234	275,000	0	0	0
40	273,926	27,919	27,919	275,000	0	0	0
45	362,136	11,289	11,289	275,000	0	0	0
50	474,718	0	0	0	0	0	0
55	618,403	0	0	0	0	0	0
60	801,787	0	0	0	0	0	0
65	1,035,835	0	0	0	0	0	0

1.      ASSUMES A $184.02 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.      ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Premier Variable Universal Life III
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 35                  ANNUAL RATE OF RETURN: 6%

$275,000 INITIAL FACE AMOUNT                         ASSUMED MONTHLY PREMIUM (1): $184.02

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	2,268	1,653	0	275,000	1,450	0	275,000
2	4,649	3,346	0	275,000	2,933	0	275,000
3	7,149	5,047	0	275,000	4,450	0	275,000
4	9,774	6,792	1,430	275,000	6,035	672	275,000
5	12,530	8,582	3,220	275,000	7,659	2,297	275,000
6	15,424	10,453	5,091	275,000	9,325	3,962	275,000
7	18,463	12,408	8,118	275,000	11,001	6,711	275,000
8	21,654	14,419	11,201	275,000	12,722	9,504	275,000
9	25,004	16,488	14,343	275,000	14,457	12,312	275,000
10	28,522	18,620	17,548	275,000	16,209	15,137	275,000
15	48,932	33,005	33,005	275,000	26,260	26,260	275,000
20	74,980	51,780	51,780	275,000	37,231	37,231	275,000
25	108,226	74,939	74,939	275,000	48,893	48,893	275,000
30	150,657	102,982	102,982	275,000	57,951	57,951	275,000
35	204,810	137,055	137,055	275,000	60,193	60,193	275,000
40	273,926	180,350	180,350	275,000	47,208	47,208	275,000
45	362,136	236,819	236,819	275,000	0	0	0
50	474,718	313,932	313,932	329,629	0	0	0
55	618,403	411,074	411,074	431,628	0	0	0
60	801,787	535,062	535,062	540,413	0	0	0
65	1,035,835	702,318	702,318	702,319	0	0	0

1.      ASSUMES A $184.02 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.      ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Premier Variable Universal Life III
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 35                ANNUAL RATE OF RETURN: 12%

$275,000 INITIAL FACE AMOUNT                         ASSUMED MONTHLY PREMIUM (1): $184.02

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	2,268	1,704	0	275,000	1,495	0	275,000
2	4,649	3,550	0	275,000	3,113	0	275,000
3	7,149	5,520	158	275,000	4,866	0	275,000
4	9,774	7,662	2,300	275,000	6,802	1,440	275,000
5	12,530	9,994	4,631	275,000	8,909	3,546	275,000
6	15,424	12,569	7,207	275,000	11,203	5,841	275,000
7	18,463	15,414	11,124	275,000	13,672	9,382	275,000
8	21,654	18,524	15,306	275,000	16,369	13,151	275,000
9	25,004	21,927	19,782	275,000	19,285	17,140	275,000
10	28,522	25,655	24,583	275,000	22,446	21,373	275,000
15	48,932	54,263	54,263	275,000	44,697	44,697	275,000
20	74,980	103,543	103,543	275,000	80,984	80,984	275,000
25	108,226	187,370	187,370	275,000	142,357	142,357	275,000
30	150,657	330,497	330,497	403,207	248,014	248,014	302,578
35	204,810	572,083	572,083	663,617	427,311	427,311	495,681
40	273,926	981,241	981,241	1,049,928	727,648	727,648	778,584
45	362,136	1,675,854	1,675,854	1,759,647	1,234,690	1,234,690	1,296,425
50	474,718	2,842,601	2,842,601	2,984,731	2,065,360	2,065,360	2,168,628
55	618,403	4,783,988	4,783,988	5,023,188	3,390,088	3,390,088	3,559,593
60	801,787	8,048,315	8,048,315	8,128,798	5,580,706	5,580,706	5,636,513
65	1,035,835	13,716,807	13,716,807	13,716,807	9,514,754	9,514,754	9,514,755

1.      ASSUMES A $184.02 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.      ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Administrative Office means where You can write to Us to make transaction requests or service requests.  The address is:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD  57193

You may also call Us at Our Administrative Office toll-free at (800) 272-1642.  We have different fax (facsimile) numbers for different types of services.  To send Us transaction requests by fax (facsimile), You should use the following fax numbers: (605) 373-8557 or (877) 841-6709 (toll-free).  To send Us service requests by fax (facsimile), You should use the following fax numbers: (605) 335-3621 or (877) 208-6136 (toll-free).

Age means the age  of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age  of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy’s death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally

3:00 p.m. Central Time).

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever is earlier.

Funds means the investment companies, commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured’s life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction for the premium load and less any applicable service charge.  Note:   The first monthly deduction is also taken from the initial premium.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain inforce  if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued, but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce  policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce  policy.

Rider Date means the date the rider takes effect.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy. The term “specified amount” used in Your policy has the same meaning as the term “face amount” used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions and compensation than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus.  A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request.  You can obtain a personalized illustration or make other policy inquiries by contacting Our Administrative Office at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

(800) 272-1642

Information about the Separate Account can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about the Separate Account are also available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC  20549-0102.

SEC File No.   811-05271

STATEMENT OF ADDITIONAL INFORMATION FOR THE

PREMIER VARIABLE UNIVERSAL LIFE III

Flexible Premium Variable Universal Life Policy

Issued By:

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(through the Midland National Life Separate Account A)

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Premier Variable Universal Life III (“policy”) issued by Midland National Life Insurance Company.  You may obtain a free copy of the prospectus dated May 1, 2014, by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

(605) 373-2207 (telephone)

 (800) 272-1642 (toll-free telephone)

(877) 841-6709 (toll-free facsimile for transaction requests)

(877) 208-6136 (toll-free facsimile for service requests)

Terms used in this SAI have the same meanings as in the current prospectus for the policy.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 58 Portfolios currently available in the policy.

Dated May 1, 2014

The policy

policyowner

death benefit

payment options

premium limitations

about us

midland national life insurance company

our separate account a

our reports to policyowners

dividends

distribution of the policies

regulation

discount for employees of sammons enterprises, inc.

legal matters

financial matters

additional information

illustrations

Financial Statements

The policy

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s).  We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties.  We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

policyowner

The policyowner is the Insured unless another individual has been named in the application.  As policyowner, You are entitled to exercise all rights under Your policy while the Insured is alive. Without any beneficiary consent You can:

1.      Transfer ownership of Your policy by absolute assignment;

2.      Designate, change or revoke a contingent owner; or

3.      Change any revocable beneficiary during the Insured’s lifetime.

With each irrevocable beneficiary’s consent, You may:

  Change the irrevocable beneficiary during the insured’s lifetime;
  Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
  Agree with Us to any change or amendment of Your policy.

If You die while the Insured is alive, the contingent owner, if any, will become the owner.  If there is no contingent owner, ownership will pass to Your estate.

death benefit

As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the Insured dies.  Federal tax law may require a greater death benefit than the one provided for in Your policy.

Your policy allows a choice between two death benefit qualification tests – the Cash Value Accumulation Test and the Guideline Premium Test.  Both of these tests are ones defined under Section 7702 of the Internal Revenue Code.

If you do not want limits (subject to Company minimums and maximum and the policy becoming a Modified Endowment Contract), on the amount of premium You can pay into the policy, the Cash Value Accumulation Test is usually the better choice.

The Guideline Premium Test will usually result in a lower minimum death benefit than the Cash Value Accumulation Test.  Your choice depends on the premiums You want to pay.  THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE.

Under both the Cash Value Accumulation Test and the Guideline Premium Test, the guideline minimum death benefit is the accumulation value of Your policy (Your policy fund) times a corridor percentage.  The corridor percentages do vary depending on the test that you choose.

For the Guideline Premium Test, the corridor percentage varies by the policy age of the insured(s) at the start of the policy year and declines as the insured person gets older.

The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the corridor percentage for his or her age. For this purpose, age is the policy age (last birthday) at the beginning of the policy year of the insured person’s death.

For the Cash Value Accumulation Test, the corridor percentage varies by the policy age, sex and Premium Class of the Insured.  The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age.  For this purpose, age is the policy age (last birthday) at the beginning of the policy year of the insured person’s death.

Table of Corridor Percentages

Based on Policy Fund

If the Insured Person’s Age Is This	The Death Benefit Will Be At Least Equal To This Percent Of The Policy Fund	If the Insured Person’s Age Is This	The Death Benefit Will Be At Least Equal To This Percent Of The Policy Fund
0-40	250%	60	130%
41	243%	61	128%
42	236%	62	126%
43	229%	63	124%
44	222%	64	122%
45	215%	65	120%
46	209%	66	119%
47	203%	67	118%
48	197%	68	117%
49	191%	69	116%
50	185%	70	115%
51	178%	71	113%
52	171%	72	111%
53	164%	73	109%
54	157%	74	107%
55	150%	75-90	105%
56	146%	91	104%
57	142%	92	103%
58	138%	93	102%
59	134%	94	101%
		95-99	100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

Example – Assuming Guideline Premium Test

For example, assume the Insured person is 55 years old and the face amount is $100,000. The “corridor percentage” at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666.67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Table of Corridor Percentages Cash Value Accumulation Test

Male

Based on Policy Fund

If the Insured Person’s Policy Age is this	The Death Benefit Will be at Least Equal to This Percent of The Policy Fund	If the Insured Person’s Policy Age is this	The Death Benefit Will be at Least Equal to This Percent of The Policy Fund
0	1547.8%	51	272.2%
1	1503.6%	52	263.7%
2	1455.4%	53	255.4%
3	1406.2%	54	247.6%
4	1356.2%	55	240.1%
5	1307.9%	56	232.9%
6	1261.2%	57	226.1%
7	1216.0%	58	219.5%
8	1172.4%	59	213.2%
9	1130.1%	60	207.2%
10	1089.3%	61	201.4%
11	1049.8%	62	195.9%
12	1011.7%	63	190.7%
13	975.9%	64	185.7%
14	941.3%	65	181.0%
15	908.7%	66	176.5%
16	878.8%	67	172.2%
17	850.4%	68	168.0%
18	822.8%	69	164.1%
19	796.6%	70	160.2%
20	771.0%	71	156.5%
21	746.1%	72	153.0%
22	721.7%	73	149.7%
23	698.6%	74	146.5%
24	676.0%	75	143.5%
25	654.0%	76	140.6%
26	632.5%	77	137.9%
27	612.0%	78	135.3%
28	592.1%	79	132.9%
29	572.6%	80	130.6%
30	553.7%	81	128.5%
31	535.2%	82	126.5%
32	517.0%	83	124.6%
33	499.6%	84	122.8%
34	482.6%	85	121.2%
35	466.1%	86	119.7%
36	450.1%	87	118.3%
37	434.8%	88	117.0%
38	420.1%	89	115.9%
39	405.7%	90	114.8%
40	392.0%	91	113.9%
41	378.7%	92	113.0%
42	366.0%	93	112.2%
43	353.8%	94	111.4%
44	342.2%	95	110.8%
45	331.0%	96	110.1%
46	320.2%	97	109.5%
47	309.9%	98	108.9%
48	300.0%	99+	108.4%
49	290.4%
50	281.1%

Example – Assuming Cash Value Accumulation Test

Assume the insured person is 55 years old, male standard non- tobacco  and the face amount is $100,000. The “corridor percentage” for the Cash Value Accumulation Test at that age is 240.1%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $41,649.31, the corridor percentage applies and the death benefit will be greater than $100,000 (since 240.1% of $41,649.31 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 240.1%. So if the policy fund were $70,000, then the death benefit would be $168,070.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $71,377.59, then the death benefit would be $171,377.59. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $71,377.59, the death benefit would increase by $2.40 (at that age).

payment options

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice.  Payment options will also be subject to Our rules at the time of selection.

premium limitations

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes.  We will not accept a premium that would cause this limit to be exceeded.  If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

about us

midland national life insurance company

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company”. We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Financial Condition:  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of Our General Account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments.  It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on Our General Account assets, as well as the loss in market value of those investments.  We may also experience liquidity risk if Our General Account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide collateral necessary to finance Our business operations.

We encourage both existing and prospective policyowners to read and understand our financial statements, which are included in this Statement of Additional Information (“SAI”).

our separate account a

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a “Separate Account” under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets.  The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to fifteen of the fifty-eight investment divisions of Our Separate Account at any one time.

our reports to policyowners

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year that show:

•         the current death benefit for Your policy,

•         Your policy fund,

•         information about investment divisions,

•         the cash surrender value of Your policy,

•         the amount of Your outstanding policy loans,

•         the amount of any interest that You owe on the loan, and

•         information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

dividends

We do not pay any dividends on these policies.

distribution of the policies

 The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC (“Sammons Securities Company”) serves as principal underwriter for the policies.  Sammons Securities Company is a Delaware limited liability company and its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103.  Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company.  Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  Sammons Securities Company offers the policies through its registered representatives.  Sammons Securities Company is a member of the Securities Investor Protection Corporation.  Sammons Securities Company also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services.  Registered representatives are appointed as Our insurance agents.

Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

Fiscal year	Aggregate Amount of Commissions Paid to Sammons Securities Company*	Aggregate Amount of Commissions Retained by Sammons Securities Company*
2011	$2,260,522	$25,631
2012	$1,851,309	$21,280
2013	$1,319,001	$15,002

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National’s variable universal life insurance policies under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies.  However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

•         sales representative training allowances,

•         deferred compensation and insurance benefits,

•         advertising expenses, and

•         all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

•         “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

•         sales promotions relating to the policies;

•         costs associated with sales conferences and educational seminars for their sales representatives; and

•         other sales expenses incurred by them.

We and/or Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

We intend to distribute the policies in all states, except New York, and in certain United States possessions and territories.

regulation

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

discount for employees of sammons enterprises, inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee’s policy during the first year. All other policy provisions will apply.

legal matters

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

financial matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is 699 Walnut Street, Suite 1300, Des Moines, IA 50309. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

additional information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC.  The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC’s main office in Washington, DC. You will have to pay a fee for the material.

illustrations

Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds’ historical investment returns.  These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the percent of fund value charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge.  The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.

Financial Statements

The financial statements of Midland National Life Insurance Company included in this Statement of Additional Information should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies.  They should not be considered as bearing upon the safety or investment performance of the assets held in the Separate Account.
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 and 2012
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)

----------------------------------------------------------------------------------

Report of Independent Auditors                                                    1

Midland National Life Insurance Company and Subsidiaries
   Consolidated Financial Statements

     Consolidated Balance Sheets as of December 31, 2013 and 2012                 3

     Consolidated Statements of Income for the years ended
       December 31, 2013, 2012, and 2011                                          4

     Consolidated Statements of Comprehensive Income for the years ended
       December 31, 2013, 2012, and 2011                                          5

     Consolidated Statements of Stockholder's Equity for the years ended
       December 31, 2013, 2012, and 2011                                          6

     Consolidated Statements of Cash Flows for the years ended
       December 31, 2013, 2012, and 2011                                          7

     Notes to Consolidated Financial Statements                                   9
                          Independent Auditor's Report

To the Board of Directors and Shareholder of
Midland National Life Insurance Company and Subsidiaries

We have audited the accompanying consolidated financial statements of Midland
National Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of income, of comprehensive income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Midland National
Life Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

/s/ Pricewaterhousecoopers LLP

March 31, 2014

PricewaterhouseCoopersLLP, 699 Walnut Street, Suite 1300, Des Moines, IA 50309
T: (515) 246 3800, F: (515) 246 3811, www.pwc.com/us
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2013 and 2012
(Amounts in Thousands, except share amounts)
-----------------------------------------------------------------------------------------------------------------------

                                                                       2013             2012
                                                                  ---------------  ---------------
ASSETS
Investments
   Fixed maturities, available-for-sale, at fair value               $31,918,396      $30,223,820
   Equity securities, available-for-sale, at fair value                  458,537          375,311
   Mortgage loans                                                      1,947,951        1,107,024
   Policy loans                                                          354,022          349,403
   Short-term investments                                                153,647          605,505
   Derivative instruments                                                619,286          306,972
   Other invested assets                                                 848,632          838,113
                                                                  ---------------  ---------------
      Total investments                                               36,300,471       33,806,148

Cash                                                                     480,054          171,003
Accrued investment income                                                287,076          273,189
Deferred policy acquisition costs                                      1,481,675        1,205,520
Deferred sales inducements                                               451,876          324,262
Present value of future profits of acquired businesses                    14,459           16,084
Other receivables, other assets and property, plant and equipment        245,514          128,803
Reinsurance receivables                                                1,793,130        2,124,940
Separate account assets                                                1,126,513          909,762
                                                                  ---------------  ---------------
      Total assets                                                  $ 42,180,768     $ 38,959,711
                                                                  ===============  ===============

LIABILITIES
Policyholder account balances                                        $31,227,329      $28,318,326
Policy benefit reserves                                                1,293,352        1,174,409
Policy claims and benefits payable                                       155,760          144,479
Notes payable                                                            142,000                -
Repurchase agreements, other borrowings and collateral on
   derivative instruments                                              3,467,680        2,953,579
Derivative instruments                                                    14,488            1,660
Income taxes                                                             457,414          752,954
Other liabilities                                                        802,827          704,112
Separate account liabilities                                           1,126,513          909,762
                                                                  ---------------  ---------------
      Total liabilities                                               38,687,363       34,959,281
                                                                  ---------------  ---------------

STOCKHOLDER'S EQUITY
Common stock, $1 par value, 1,000 shares authorized,
  issued and outstanding                                                   2,549            2,549
Additional paid-in capital                                               404,815          375,003
Retained earnings                                                      2,556,492        2,156,427
Accumulated other comprehensive income                                   529,549        1,466,451
                                                                  ---------------  ---------------
      Total stockholder's equity                                       3,493,405        4,000,430
                                                                  ---------------  ---------------
         Total liabilities and stockholder's equity                 $ 42,180,768     $ 38,959,711
                                                                  ===============  ===============

The accompanying notes are an integral part of the consolidated financial statements.
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                                    2013            2012           2011
                                                                --------------  -------------  --------------

REVENUES
Premiums                                                            $ 221,462      $ 201,993       $ 164,718
Charges on interest sensitive and investment-type products            394,221        379,115         338,336
Net investment income                                               1,645,776      1,360,396       1,402,512
Net gains on derivatives and derivative instruments                   333,118         35,472           5,767
Net realized investment gains (losses)                                134,180         51,437          (8,206)

Other-than-temporary impairment losses                                (21,132)       (19,319)         (9,853)
Non-credit portion in other comprehensive income                            -          3,860           2,326
                                                                --------------  -------------  --------------
Net impairment loss recognized in earnings                            (21,132)       (15,459)         (7,527)

Other income                                                           17,939         26,905          14,208
                                                                --------------  -------------  --------------
      Total revenue                                                 2,725,564      2,039,859       1,909,808
                                                                --------------  -------------  --------------

BENEFITS AND EXPENSES
Interest credited to policyholder account balances                  1,047,995        745,291         816,565
Benefits incurred                                                     423,172        349,217         261,976
Amortization of deferred sales inducements                             82,837         78,923          78,655
                                                                --------------  -------------  --------------
      Total benefits                                                1,554,004      1,173,431       1,157,196

Operating and other expenses (net of commissions and other
   expenses deferred)                                                 220,856        175,625         160,005
Amortization of deferred policy acquisition costs and
   present value of future profits of acquired businesses             189,200        202,443         197,955
                                                                --------------  -------------  --------------
   Total benefits and expenses                                      1,964,060      1,551,499       1,515,156
                                                                --------------  -------------  --------------

   Income before income taxes                                         761,504        488,360         394,652

Income tax provision                                                  238,998        142,028         108,412
                                                                --------------  -------------  --------------
   Net income                                                       $ 522,506      $ 346,332       $ 286,240
                                                                ==============  =============  ==============

The accompanying notes are an integral part of the consolidated financial statements.
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                                           2013          2012          2011
                                                                        ------------  ------------   -----------

    Net income                                                            $ 522,506     $ 346,332     $ 286,240
                                                                        ------------  ------------   -----------
    Other comprehensive income:
      Net unrealized gain (loss) on available-for-sale
        investments, non-credit portion of OTTI, and certain
        interest rate swaps (net of tax ($512,916) in 2013,
        $367,166 in 2012 and $367,424 in 2011)                             (952,559)      698,594       682,360
      Change in pension liability (net of tax $2,782 in 2013,
         272 in 2012 and ($1,755) in 2011)                                    5,166           505        (3,259)
      Change in post-retirement liability (net of tax $5,649 in 2013,
        $856 in 2012 and ($2,071) in 2011)                                   10,491         1,589        (3,845)
                                                                        ------------  ------------   -----------
            Total other comprehensive income                               (936,902)      700,688       675,256
                                                                        ------------  ------------   -----------
    Comprehensive income (loss)                                           $(414,396)  $ 1,047,020     $ 961,496
                                                                        ============  ============   ===========

The accompanying notes are an integral part of the consolidated financial statements.
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                                  Midland National Life Insurance Co. Stockholder's Equity
                                                                  -------------------------------------------------------

                                                                                       Additional
                                                                      Common            Paid-in           Retained
                                                                       Stock            Capital           Earnings
                                                                  ----------------  -----------------  ----------------
Balance, December 31, 2010                                               $  2,549          $ 335,907       $ 1,714,070
Total comprehensive income                                                                                     286,240
Capital contribution                                                                           5,000
Employee stock ownership plan                                                                 13,301
Dividends paid on common stock                                                                                (114,692)
                                                                  ----------------  -----------------  ----------------
Balance, December 31, 2011                                                  2,549            354,208         1,885,618
Total comprehensive income                                                                                     346,332
Capital contribution                                                                           2,115
Employee stock ownership plan                                                                 18,680
Dividends paid on common stock                                                                                 (75,523)
                                                                  ----------------  -----------------  ----------------
Balance, December 31, 2012                                               $  2,549          $ 375,003       $ 2,156,427
Total comprehensive income (loss)                                                                              522,506
Capital contribution                                                                           9,742
Employee stock ownership plan                                                                 20,070
Dividends paid on common stock                                                                                (122,441)
                                                                  ----------------  -----------------  ----------------
Balance, December 31, 2013                                                $ 2,549            404,815         2,556,492
                                                                  ================  =================  ================

The accompanying notes are an integral part of the consolidated financial statements.
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (continued)
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                             Midland National Life Insurance Co. Stockholder's Equity
                                                                  ---------------------------------------------
                                                                      Accumulated
                                                                         Other                     Total
                                                                     Comprehensive             Stockholder's
                                                                     Income (Loss)                Equity
                                                                  ---------------------     --------------------
Balance, December 31, 2010                                                 $    90,507             $  2,143,033
Total comprehensive income                                                     675,256                  961,496
Capital contribution                                                                                      5,000
Employee stock ownership plan                                                                            13,301
Dividends paid on common stock                                                                         (114,692)
                                                                  ---------------------     --------------------
Balance, December 31, 2011                                                     765,763                3,008,138
Total comprehensive income                                                     700,688                1,047,020
Capital contribution                                                                                      2,115
Employee stock ownership plan                                                                            18,680
Dividends paid on common stock                                                                          (75,523)
                                                                  ---------------------     --------------------
Balance, December 31, 2012                                                $  1,466,451             $  4,000,430
Total comprehensive income (loss)                                             (936,902)                (414,396)
Capital contribution                                                                                      9,742
Employee stock ownership plan                                                                            20,070
Dividends paid on common stock                                                                         (122,441)
                                                                  ---------------------     --------------------
Balance, December 31, 2013                                                     529,549                3,493,405
                                                                  =====================     ====================

The accompanying notes are an integral part of the consolidated financial statements.
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012, and 2011
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                                             2013               2012               2011
                                                                       -----------------   ----------------   ----------------

OPERATING ACTIVITIES
Net income                                                                    $ 522,506          $ 346,332          $ 286,240
Adjustments to reconcile net income to net cash
    provided by operating activities
    Amortization of deferred policy acquisition costs,
        deferred sales inducements and present value
        of future profits of acquired businesses                                272,037            281,366            276,610
    Net amortization of premiums and discounts
        on investments                                                         (150,893)          (129,810)          (154,194)
    Amortization of index options                                               159,644            246,893            289,043
    Employee stock ownership plan                                                20,070             18,680             13,301
    Policy acquisition costs deferred                                          (295,664)          (268,516)          (232,011)
    Sales inducements deferred                                                 (111,657)           (88,791)           (81,990)
    Net realized investment (gains) losses and net
        impairment losses recognized in earnings                               (113,048)           (35,978)            15,733
    Net (gains) on derivatives and derivative
        instruments                                                            (333,118)           (35,472)            (5,767)
    Provision for deferred income taxes                                         199,847             86,702             90,205
    Net interest credited and product charges on
        universal life and investment policies                                  987,532            610,673            747,044
    Changes in other assets and liabilities
       Net receivables                                                         (145,935)           (34,884)           (79,743)
       Net payables                                                              61,883              8,793             19,484
       Policy benefits and reserves                                             311,366             84,030             52,526
       Other, net                                                               (45,794)           (70,485)           (44,448)
                                                                       -----------------   ----------------   ----------------
      Net cash provided by operating activities                             $ 1,338,776        $ 1,019,533        $ 1,192,033
                                                                       -----------------   ----------------   ----------------
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                        $ 4,649,637        $ 4,592,800        $ 4,255,557
    Equity securities                                                            50,228            121,001            131,333
    Mortgage loans                                                               29,890             78,968             53,944
    Other invested assets                                                       123,768            210,817            206,589
Cost of investments acquired
    Fixed maturities                                                         (7,836,402)        (6,166,191)        (5,571,152)
    Equity securities                                                          (114,302)           (86,211)           (61,026)
    Mortgage loans                                                             (870,861)          (698,344)          (307,412)
    Derivative instruments                                                       56,462           (156,031)          (242,316)
    Other invested assets                                                       (62,839)           (26,807)           (21,548)
Net change in policy loans                                                       (4,618)            (8,673)            (7,545)
Net change in short-term investments                                            451,858           (315,435)           (41,433)
Net change in collateral on derivatives                                         158,147             55,105            (49,878)
Net change in amounts due to/from brokers                                        64,908             29,793           (160,148)
                                                                       -----------------   ----------------   ----------------
      Net cash used in investing activities                                  (3,304,124)        (2,369,208)        (1,815,035)
                                                                       -----------------   ----------------   ----------------

FINANCING ACTIVITIES
Receipts from universal life and investment  products                       $ 3,817,909        $ 3,315,548        $ 2,966,600
Benefits paid on universal life and investment  products                     (1,938,507)        (2,186,141)        (2,240,684)
Net change in repurchase agreements and other borrowings                        355,954            299,068            121,872
Issuance of notes payable                                                       142,000                  -                  -
Capital contributions received                                                    9,742              2,115              5,000
Dividends paid on common stock                                                 (112,699)           (75,523)          (114,692)
                                                                       -----------------   ----------------   ----------------
      Net cash provided by financing activities                               2,274,399          1,355,067            738,096
                                                                       -----------------   ----------------   ----------------

Net increase (decrease) in cash                                                 309,051              5,392            115,094

Cash at beginning of year                                                       171,003            165,611             50,517
                                                                       -----------------   ----------------   ----------------

Cash at end of year                                                           $ 480,054          $ 171,003          $ 165,611
                                                                       =================   ================   ================

SUPPLEMENTAL INFORMATION
    Cash paid during the year for
      Income taxes                                                             $ 27,741           $ 29,987           $ 62,700
      Interest on other borrowings                                                4,278              2,002              1,940

    Non-cash investing and financing activities:
      Dividends paid by transfer of securities                                  $ 9,742                $ -                $ -

The accompanying notes are an integral part of the consolidated financial statements.
MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in Thousands)
-----------------------------------------------------------------------------------------------------------------------

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization

        Midland National Life Insurance Company and Subsidiaries ("Midland
        National" or the "Company") is a wholly owned subsidiary of Sammons
        Financial Group, Inc. ("SFG"). Midland National is comprised of three wholly owned subsidiaries. MNL Reinsurance Company ("MNL Re") and
        Solberg Reinsurance Company ("Solberg Re") are captive reinsurance companies domiciled in Iowa. Midland National Services Corporation, LLC
        ("MNSC") is a Delaware Limited Liability Company created as a wholly owned subsidiary of Midland National to hold agreed amounts for payment of facility fees and other amounts due under a credit facility agreement that governs a letter of credit arrangement between several SFG entities and a large commercial bank. Midland National offers individual life and annuity products in 49 states and the District of Columbia. The Company is affiliated through common ownership with North American Company for
        Life and Health Insurance ("North American").

        Basis of presentation

        The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of
        America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiaries and all entities for which it holds a controlling financial interest. Intercompany transactions have been eliminated in consolidation.

        The Company has a financial interest in several entities where it is required to determine whether the entity should be consolidated in the
        Company's financial statements. For each financial interest, the Company performs an analysis to determine whether it has a controlling financial interest in an entity by first evaluating whether the entity is a voting interest entity or a variable interest entity ("VIE"). The analysis requires the evaluation of several characteristics, including the determination of whether an entity has sufficient equity at risk to allow it to adequately finance its activities, the determination of whether the party with the power to direct the activities of the entity has equity investment at risk in the entity, and whether the equity investment at risk lacks the obligation to absorb expected losses or the right to receive expected residual returns.

        Voting interest entities are entities in which the total equity investment at risk is sufficient to enable the entity to finance its activities independently and the equity holders have the obligation to absorb losses, the right to receive residual returns, and the right to make decisions about the entity's activities. The usual condition for a controlling financial interest in an entity is ownership of a majority voting interest. Accordingly, the Company consolidates voting interest entities in which it has a majority voting interest.

        If an entity is determined to be a VIE, the next step is the identification of the primary beneficiary of the VIE. An enterprise is deemed to be the primary beneficiary of a VIE if it has both (i) the power to direct the activities of the entity that most significantly impact the VIE's economic success and (ii) has the obligation to absorb losses or receive benefits that could potentially be significant to the
        VIE, or both. The Company determines whether it is the primary beneficiary of a VIE by performing an analysis that principally considers: (i) the VIE's purpose and design, including the risks the VIE was designed to create and pass through to its variable interest holders, (ii) the VIE's capital structure, (iii) the terms between the
        VIE and its variable interest holders and other parties involved with the VIE, (iv) which variable interest holders have the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, (v) which variable interest holders have the obligation to absorb losses or the right to receive benefits from the
        VIE that could potentially be significant to the VIE and (vi) related party relationships. The party that is the primary beneficiary consolidates the financial results of the VIE. The Company will continue to assess its investments on an ongoing basis as circumstances may change whereby an entity could be determined to be a VIE. The Company could become a primary beneficiary in such a VIE, or an entity's characteristics could change whereby it is no longer a VIE. All of these situations could potentially have a corresponding impact on the
        Company's consolidated financial statements. When the Company does not have a controlling financial interest in an entity but exerts significant influence over the entity's operating and financial policies
        (generally defined as owning a voting interest of 20% to 50%) and has an investment in common stock or in-substance common stock, the Company primarily accounts for its investment using the equity method of accounting. For certain limited partnerships, the threshold for the equity method of accounting is 5%.

        See Note 7 for further discussion related to the Company's involvement with VIEs.

        Use of estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial assets and liabilities, derivatives and derivative instruments, impairment of securities, income taxes, deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), present value of future profits of acquired businesses ("PVFP"), reinsurance receivables and policy benefit reserves for traditional life insurance policies.

        Interest rate risk

        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. The Company manages its interest rate risk by monitoring its asset and liability durations within a predetermined range. It will mitigate this risk by rebalancing assets when it approaches the boundaries of the pre-determined range. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

        Liquidity risk

        Market conditions for fixed income securities could be such that illiquidity in the markets could make it difficult for the Company to sell certain securities and generate cash to meet policyholder obligations. Management believes it has adequate liquidity in its investment portfolio and other sources of funds to meet any future policyholder obligations.

        Counterparty risk

        The Company enters into derivative and repurchase agreements with various financial institution counterparties. The Company is at risk that any particular counterparty will fail to fulfill its obligations under outstanding agreements. The Company limits this risk by selecting counterparties with long-standing performance records and with credit ratings of "A" or above. The amount of exposure to each counterparty is essentially the net replacement cost or fair value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the counterparty.

        Fair value of financial assets, financial liabilities, and financial instruments

        The Company can elect an option to record at fair value certain financial assets and financial liabilities. The election is irrevocable and is made contract by contract. The Company has elected to utilize the fair value option for certain fixed income securities designated as hybrid instruments.

        Fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented in Note 3 may not represent the underlying value to the Company.

        The Company uses the following methods and assumptions in estimating the fair value of its financial instruments:

        Available-for-sale securities

        Fair value for fixed maturity and equity securities is obtained primarily from independent pricing sources, broker quotes and fair value/cash flow models. Fair value is based on quoted market prices, where available. For securities not actively traded, fair value is estimated using values obtained from independent pricing services or broker quotes. When values are not available from pricing services or broker quotes, such as private placements including corporate securities, asset-backed securities, commercial mortgage-backed and residential mortgage-backed securities, fair value may be estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

        Mortgage loans

        Fair value for mortgage loans is estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the mortgage portfolio. Each mortgage modeled is assigned a spread corresponding to its risk profile for valuation purposes. For fair value reporting purposes, these spreads are adjusted for current market conditions. Fair value is also adjusted by internally generated illiquidity and default factors.

        Short-term investments

        The carrying amounts for short-term investments, which primarily consist of money market funds, direct reverse repurchase agreements and fixed income securities acquired with less than one year to maturity, approximate fair value due to their short-term nature.

        Derivative instruments

        Fair value for options is based on internal financial models or counterparty quoted prices. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value. Fair value for interest rate swaps, credit default swaps, interest rate floors and other derivatives is based on exchange prices, broker quoted prices or fair values provided by the counterparties.

        Other invested assets

        Other invested assets consist primarily of limited partnerships. The
        Company measures the fair value of these investments on the basis of the net asset value per share of the investment (or its equivalent) if the net asset value of the investment (or its equivalent) is calculated in a manner consistent with the measurement guidance issued by the Financial
        Accounting Standards Board ("FASB") for investment companies as of the reporting entity's measurement date.

        Reinsurance receivables - embedded derivatives from reinsurance ceded

        Fair value for embedded derivatives related to coinsurance with funds withheld treaties for indexed annuities is determined based on fair values of the financial instruments in the funds withheld portfolios and on models the Company has developed to estimate the fair values of the liabilities ceded.

        Separate account assets

        Separate account assets are reported at fair value in the consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

        Policyholder account balances

        Fair value for the Company's liabilities under investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.
        The reported value of the Company's investment-type insurance contracts includes the fair value of indexed life and annuity embedded derivatives which are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect credit risk and an additional provision for adverse deviation.

        Notes payable

        Fair value for the notes payable issued by the Company on October 28,
        2013, is equal to its issue price (par value) due to the issue date's proximity to December 31, 2013. The fair value of the Company's notes payable is derived from a discounted cash flow model using current market rates applicable to the yield, credit quality and maturity of the notes.

        Repurchase agreements, other borrowings and collateral on derivative instruments

        The fair value of the Company's repurchase agreements is tied to the fair value of the underlying collateral securities. The fair value of other borrowings which consists of borrowings from the Federal Home Loan
        Bank of Des Moines ("FHLB"), approximates its reported value due to its short maturity. The fair value of collateral on derivative instruments approximates the carrying value due to the short-term nature of the investment. These investments primarily consist of money market funds.

        Investments and investment income

        Available-for-sale securities

        The Company is required to classify its fixed maturity investments
        (bonds and redeemable preferred stocks) and equity securities (common and non-redeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the consolidated balance sheets. The Company currently has no securities classified as held-to-maturity or trading.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at fair value with the unrealized holding gains (losses) and non-credit related impairment losses included as a component of other comprehensive income
        (loss) ("OCI") in the consolidated statements of comprehensive income.
        OCI is reported net of related adjustments to DAC, DSI, deferred income taxes, and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses).

        For collateralized mortgage obligations ("CMOs") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.
        Included in this category is approximately $187,438 and $169,228 of mortgaged-backed securities that are all or partially collateralized by sub-prime mortgages at December 31, 2013 and 2012, respectively. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. At December 31, 2013 and
        2012, 79% and 58%, respectively of the Company's securities with sub-prime exposure are rated as investment grade.

        Mortgage loans

        Mortgage loans consist principally of commercial mortgage loans and are carried at the adjusted unpaid balances. The Company's lending policies allow for primarily first-lien mortgages that do not exceed 75% of the fair market value of the property allowing for sufficient excess collateral to absorb losses should the Company be required to foreclose and take possession of the collateral. The mortgage portfolio invests primarily in larger metropolitan areas across the U.S. and is diversified by type of property. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis.

        The Company's mortgage loan portfolio includes reverse mortgages, which are first liens on the related residential properties located primarily in California and Florida. At December 31, 2013 and 2012, the reported value of these reverse mortgages were $26,464 and $26,593, respectively.
        Income on reverse mortgages is recognized using an effective yield based on the contractual interest rate and anticipated repayment of the mortgage. The reverse mortgages have a Principal Limit Factor ("PLF")
        that defines the maximum amount that can be advanced to a borrower. The
        PLF is a function of the age of the borrower and co-borrower, if any, and the appraised value of the residential property. The maximum PLF in the Company's reverse mortgage portfolio is 62.5% of the underlying property value at the time of mortgage origination.

        Policy loans

        Policy loans are carried at unpaid principal balances.

        Short-term investments

        Short-term investments primarily include fixed income securities, stated
        at amortized cost, acquired with less than one year to maturity, direct reverse repurchase agreements and money market funds.

        Derivative instruments

        Derivative instruments consist of options, futures, interest rate floors, interest rate and credit default swaps. Options, interest rate floors, interest rate swaps and credit default swaps are reported at fair value. Futures are reported at the cash balances held in counterparty variation margin accounts, which amount equals fair value.

        Other invested assets

        Other invested assets are primarily comprised of limited partnerships.
        Limited partnerships are recorded on the cost or equity method of accounting depending on the respective ownership percentage, ability to control or election to apply fair value accounting. In most cases, the carrying amounts represent the Company's share of the entity's underlying equity reported in its balance sheet. In situations where the
        Company has an ownership of less than 5%, the limited partnership is carried at cost. These investments are reviewed for impairment on a periodic basis. The aggregate carrying value of investments recorded on the cost method was $15,495 and $22,589 as of December 31, 2013 and
        2012, respectively.

        Other-than-temporary impairment losses

        The Company reviews its investments to determine if declines in value are other-than-temporary. If the fair value of a fixed maturity security is less than its amortized cost basis at the balance sheet date, the
        Company must assess whether the impairment is other-than-temporary. For fixed income securities, the primary factor the Company considers in its assessment of whether a decline in value is other-than-temporary is the issuer's ability to pay the amounts due according to the contractual terms of the investment. Additional factors considered in evaluating whether a decline in value is other-than-temporary are the length of time and magnitude by which the fair value is less than amortized cost, adverse conditions specifically related to the security, changes to the rating of the security by a rating agency, changes in the quality of underlying credit enhancements and changes in the fair value of the security subsequent to the balance sheet date.

        When an other-than-temporary impairment ("OTTI") has occurred, the amount of the impairment charged against earnings depends on whether the
        Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis, the entire impairment is recognized as a charge against earnings. If the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security before recovery of its amortized cost basis, the impairment is bifurcated into a credit related loss and a non-credit related loss. The credit related loss is measured as the difference between the present value of cash flows expected to be collected from the debt security and the debt security's amortized cost. The amount of the credit related loss is recognized as a charge against earnings. The difference between the unrealized loss on the impaired debt security and the credit related loss charged against earnings is the non-credit related loss that is recognized in accumulated OCI.

        The Company uses a single best estimate of cash flows approach and uses the effective yield prior to the date of impairment to calculate the present value of cash flows. The Company's assumptions for residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities and collateralized debt obligations include collateral pledged, scheduled interest payments, default levels, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. The Company's assumptions for corporate and other fixed maturity securities include scheduled interest payments and an estimated recovery value, generally based on a percentage return of the current market value.

        After an other-than-temporary write-down, the new cost basis is the prior amortized cost less the credit loss. The adjusted cost basis is generally not adjusted for subsequent recoveries in fair value. However, if the Company can reasonably estimate future cash flows after a write-down and the expected cash flows indicate some or all of the credit related loss will be recovered, the discount or reduced premium recorded is amortized over the remaining life of the security.
        Amortization in this instance is computed using the prospective method and is determined based on the current estimate of the amount and timing of future cash flows.

        During 2013, 2012 and 2011, the Company recorded $21,132, $15,459 and
        $7,527, respectively, of realized losses as a result of OTTI. These losses are included in net impairment loss recognized in earnings in the consolidated statements of income.

        Investment income

        Investment income is recorded when earned and includes interest received and accrued, amortization of purchased premium and discounts on securities, proceeds from derivatives and equity earnings from limited partnerships. Net realized investment gains (losses) are determined on the basis of specific identification of the investments. Dividends are recorded on the ex-dividend date.

        See Note 4 for further discussion of the Company's investments and investment income.

        Cash

        Cash consists of demand deposits and non-interest bearing deposits held by various commercial and custodial banks. The Company has deposits with certain financial institutions which exceed federally insured limits.
        The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

        Derivatives and derivative instruments

        The Company uses derivative instruments to manage its fixed indexed and policy obligation interest guarantees and interest rate and credit risks applicable to its investments. To mitigate these risks, the Company enters into interest rate and credit default swap agreements, futures contracts and equity indexed call options. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed.
        To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis. As of December 31, 2013, the
        Company had no derivatives that qualify as effective hedges.

        Derivative instruments are carried at fair value, with certain changes in fair value reflected in OCI in the consolidated statements of comprehensive income (for those derivatives designated as effective
        "cash flow hedges") while other changes in derivative fair value related to non-hedge derivatives are reflected as net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        The Company has certain reinsurance arrangements and debt instruments containing embedded derivatives due to the incorporation of credit risk exposures that are not clearly and closely related to the
        creditworthiness of the obligor.

        The agreements between the Company and its derivatives counterparties require the posting of collateral when the market value of the derivative instruments exceeds the cost of the instruments. Under new guidelines implemented under the Dodd-Frank Wall Street Reform and
        Consumer Protection Act, the Company or its counterparties are required to post initial and variation margin collateral for certain swap derivatives entered into on or after June 10, 2013. Collateral posted by counterparties is reported in the consolidated balance sheets in short-term investments with a corresponding liability reported in repurchase agreements, other borrowings and collateral on derivative instruments. Collateral posted by the Company is reported in the consolidated balance sheets as a component of other receivables, other assets and property, plant and equipment.

        See Note 5 for further discussion of the Company's derivatives and derivative instruments.

        Accrued investment income

        Accrued investment income consists of amounts due on invested assets. It excludes amounts the Company does not expect to receive.

        Deferred policy acquisition costs

        Policy acquisition costs that vary with, and are primarily related to the successful acquisition of new and renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future profits. The costs result directly from and are essential to the contract transaction and would not have been incurred by the Company had the contract transaction not occurred. Such costs include commissions, policy issuance, underwriting and medical inspection fees. For traditional insurance policies, such costs are amortized over the estimated premium paying period of the related policies in proportion to the ratio of the annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and estimated gross profits. Recoverability of DAC is evaluated on an annual basis by comparing the current estimate of future profits to the unamortized asset balance.

        See Note 9 for further discussion of the Company's DAC.

        Deferred sales inducements

        The Company defers certain sales inducement costs. Sales inducements consist of premium bonuses and bonus interest on the Company's life and annuity products. The Company accounts and reports for certain sales inducements whereby capitalized costs are reported separately in the consolidated balance sheets and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the consolidated statements of income in accordance with authoritative guidance.

        See Note 9 for further discussion of the Company's DSI.

        To the extent that unrealized investment gains or losses on available-for-sale securities would result in an adjustment to the amortization pattern of DAC and DSI had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through OCI as an offset to the unrealized investment gains or losses on available-for-sale securities.

        Present value of future profits of acquired businesses

        The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. Based on current conditions and assumptions as to future events, the Company expects to amortize $936, $840, $872, $847, and $817 of the existing PVFP over the next five years. Recoverability of the
        PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        See Note 9 for further discussion of the Company's PVFP.

        Retrospective adjustments of DAC, DSI, and PVFP are made periodically upon revision of current or estimates of future gross profits on interest sensitive and investment-type products to be realized from a group of policies.

        Reinsurance receivables

        Liabilities ceded to reinsurance companies and receivables related to obligations due from those reinsurers to the Company are reported as reinsurance receivables. Funds withheld liabilities and embedded derivatives associated with certain annuity coinsurance with funds withheld agreements are also reported as reinsurance receivables in the consolidated balance sheets. The Company uses reinsurance for risk mitigation on life and annuity products and, in certain cases, capital relief. The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally reinsures with companies rated "A" or better by A.M. Best. The Company monitors these ratings on an on-going basis as it is at risk that a reinsurer may be downgraded after an agreement has been entered.

        Separate account assets and liabilities

        The separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The
        Company reports its separate account assets at fair value. The underlying investment risks are assumed by the policyholders. The
        Company records the related liabilities at amounts equal to the fair value of the underlying assets. The Company reflects these assets and liabilities in separate account assets and liabilities in the consolidated balance sheets. The Company reports the fees earned for administrative and policyholder services performed for the separate accounts as a component of other income in the consolidated statements of income.

        Policy claims and benefits payable

        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments are reflected in benefits incurred in the consolidated statements of income.

        Recognition of traditional life insurance revenue and policy benefits

        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of DAC.

        Policy benefit reserves for traditional life insurance policies reported in the consolidated balance sheets of $1,293,352 and $1,174,409 at
        December 31, 2013 and 2012, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity and withdrawals that were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged from and 6.00% to 9.00% in 2013 and 2012.

        Recognition of revenue and policy benefits for interest sensitive life insurance products and investment contracts ("interest sensitive policies")

        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances.
        Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.

        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the consolidated balance sheets as policyholder account balances of $31,227,329 and
        $28,318,326 at December 31, 2013 and 2012, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest and fixed index credits less withdrawal charges for mortality and policy administrative expenses.
        Interest crediting rates ranged primarily from 1.00% to 6.45% in 2013 and 1.00% to 6.60% in 2012. For certain contracts, these crediting rates extend for periods in excess of one year.

        Repurchase agreements

        As part of its investment strategy, the Company enters into repurchase agreements to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the fair value of the underlying collateral securities. Repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. As of December 31, 2013 and 2012, there were
        $2,260,749 and $2,184,795, respectively, of such agreements outstanding.
        The collateral for these agreements is reported in fixed maturities in the consolidated balance sheets.

        Income taxes

        The Company and its eligible subsidiaries file a consolidated Federal income tax return with Sammons Enterprises, Inc. ("SEI") and its other eligible subsidiaries. The policy for intercompany allocation of Federal income taxes is that the Company computes the provision for income taxes on a separate return basis as if the Company and its eligible subsidiaries were filing their own consolidated return. The Company makes payment to, or receives payment from, SFG in the amount it would have paid to, or received from, the Internal Revenue Service ("IRS") had it filed a consolidated tax return with only its own subsidiaries. The separate Company provisions and payments are computed using the tax elections made by SEI.

        See Note 20, Subsequent Events, for a discussion of the impact of SEI's
        S Corporation election subsequent to December 31, 2013.

        The Company recognizes deferred income tax assets and liabilities for the expected future tax effects attributable to temporary differences between the financial statement and tax return bases of assets and liabilities, based on enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. The effect of a change in tax laws or rates on deferred tax assets and liabilities is recognized in income in the period in which such change is enacted. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized.

        If applicable, the Company's liability for income taxes would include a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the IRS or other taxing jurisdictions. The Company recognizes tax benefits only on tax positions where it is more likely than not to prevail if reviewed by the IRS or another taxing authority.

        Comprehensive income

        Comprehensive income for the Company includes net income and OCI, which includes changes in pension liability and post-retirement liability, net unrealized investment gains (losses) on available-for-sale securities, non-credit portion of OTTI losses, and interest rate swaps accounted for as cash flow hedges (net of related adjustments to intangibles and deferred income taxes).

2.      EFFECTS OF NEW AUTHORITATIVE GUIDANCE

        Recently adopted authoritative guidance

        Troubled debt restructurings

        In April 2011, the FASB issued guidance on the determination of whether a mortgage loan modification is a troubled debt restructuring. Under the guidance, if a restructuring constitutes a concession and the debtor is experiencing financial difficulties, a troubled debt restructuring has occurred. The guidance requires retrospective application to any restructuring activities occurring since January 1, 2011. The Company adopted the new guidance effective January 1, 2012 and it had no impact on the consolidated financial statements.

        Fair value measurements

        In May 2011, the FASB issued guidance related to fair value measurement and disclosure, which substantially converged GAAP with International
        Financial Reporting Standards ("IFRS"). This guidance is largely consistent with existing fair value measurement principles in GAAP;
        however, disclosure requirements have been expanded. The expanded disclosures include all Level 3 fair value measurements, quantitative information about significant unobservable inputs used and a description of the valuation processes in place. The Company adopted this guidance effective January 1, 2012. The adoption of the new guidance had no impact on the consolidated financial statements, but did increase the disclosures related to quantitative information about significant unobservable inputs used and a description of the valuation process for
        Level 3 fair value measurements.

        Comprehensive income

        Effective January 1, 2012, the Company adopted guidance issued by the
        FASB related to the presentation of comprehensive income. The guidance requires companies to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. The guidance removes the presentation option allowing comprehensive income disclosures in the statement of changes in stockholder's equity, but does not change the items that must be reported in OCI. The Company has elected to present a separate statement of comprehensive income immediately following the consolidated statements of income. Other than the presentation change, the adoption of the guidance did not have any impact on the consolidated financial statements.

        Offsetting assets and liabilities

        In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about both instruments and transactions eligible for offset in the consolidated balance sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. This guidance became effective January 1, 2013 and was applied retrospectively for all comparative periods presented. Other than the additional disclosure, the adoption of the guidance did not have any impact on the consolidated financial statements.

        See Note 6 for further discussion of the Company's offsetting assets and liabilities.

        Recently issued authoritative guidance

        Comprehensive income update

        In February 2013, the FASB issued an update to improve the reporting of reclassifications out of accumulated OCI. The update does not change the current requirements for reporting net income or OCI in financial statements. The update requires an entity to report the effect of significant reclassifications out of accumulated OCI on the respective line items in net income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For amounts not required under U.S. GAAP to be reclassified in their entirety in the same reporting period, an entity must cross-reference other disclosures required under U.S. GAAP that provide additional detail about these amounts. This guidance will be effective beginning
        January 1, 2014. The Company has assessed the impact of the guidance on the Company's consolidated financial statements and expects no material impact on the 2014 consolidated financial statements.

        Income taxes

        In July 2013, the FASB issued guidance regarding the disclosure presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists.
        The guidance states that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, when settlement in that manner is available under the tax law. This guidance will be effective beginning January 1, 2014. The Company does not expect any material impact on the 2014 consolidated financial statements.

3.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                        December 31, 2013                  December 31, 2012
                                                ----------------------------------  --------------------------------
                                                  Carrying          Estimated          Carrying         Estimated
                                                    Value           Fair Value          Value           Fair Value
                                                ---------------  -----------------  ---------------  ---------------
Financial assets:
    Available-for-sale:
    Fixed maturities                              $ 31,918,396       $ 31,918,396     $ 30,223,820      $ 30,223,820
    Equity securities                                  458,537            458,537          375,311           375,311
    Mortgage loans                                   1,947,951          1,921,909        1,107,024         1,083,114
    Short-term investments                             153,647            153,647          605,505           605,505
    Derivative instruments                             619,286            619,286          306,972           306,972
    Other invested assets                              848,632            860,070          838,113           841,440
    Reinsurance receivables - embedded
    derivatives from reinsurance ceded                 189,416            189,416          218,905           218,905
    Separate account assets                          1,126,513          1,126,513          909,762           909,762

Financial liabilities:
    Policyholder account balances:
    Investment-type insurance contracts             18,028,406         16,684,245       15,999,482        14,577,504
    Indexed life and annuity embedded
       derivatives                                     286,801            286,801          181,550           181,550
    Repurchase agreements, other borrowings
      and collateral on derivative instruments       3,467,680          3,467,680        2,953,579         2,953,579
    Notes payable                                      142,000            142,000                -                 -
    Derivative instruments                              14,488             14,488            1,660             1,660

        Fair value measurements

        Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value guidance also establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes or securities with very little trading activity. Fair values of private investments are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. If these are not available, a discounted cash flow analysis using interest spreads adjusted for the maturity/average life differences may be used. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to senior unsecured versus secured, par amount outstanding, number of holders, maturity, average life, composition of lending group, debt rating, credit default spreads, default rates and credit spreads applicable to the security sector. These valuation methodologies involve a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets that the Company has the ability to access for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds, non-interest bearing cash, exchange traded futures and options, and separate account assets. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.
        Financial instruments that are generally included in this category include corporate bonds, asset-backed securities, CMOs, short-term securities, less liquid and restricted equity securities and over-the-counter derivatives.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments. Financial instruments that are included in this category generally include private corporate securities, collateralized debt obligations and indexed life and annuity embedded derivatives.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
        The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which the Company obtains the information. Transfers in or out of any level are measured as of the beginning of the period.

        The Company relies on third party pricing services and independent broker quotes to value fixed maturity and equity securities. The third party pricing services use discounted cash flow models or the market approach to value the securities when the securities are not traded on an exchange. The following characteristics are considered in the valuation process: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark and comparable securities, estimated cash flows and prepayment speeds.

        The Company performs both quantitative and qualitative analysis of the prices. The review includes initial and ongoing review of the third party pricing methodologies, back testing of recent trades, and review of pricing trends and statistics.

        The following tables summarize the valuation of the Company's financial instruments carried at fair value in the consolidated balance sheets as of December 31, 2013 and 2012 by the fair value hierarchy levels defined in the fair value measurements guidance. Methods and assumptions used to determine the fair values are described in Note 1:

                                                                              December 31, 2013
                                                ------------------------------------------------------------------------
                                                 Quoted Prices
                                                   in Active        Significant
                                                  Markets for          Other           Significant
                                                   Identical         Observable        Unobservable
                                                  Instruments          Inputs             Inputs
                                                   (Level 1)         (Level 2)          (Level 3)           Total
                                                ----------------  -----------------  ----------------- -----------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                          $       -       $  2,503,463          $       -      $  2,503,463
Municipal securities                                          -          3,944,529             13,790         3,958,319
Corporate securities                                          -         12,504,818            758,726        13,263,544
Residential mortgage-backed securities                        -          3,697,868            183,210         3,881,078
Commercial mortgage-backed securities                         -          1,550,336                114         1,550,450
Asset-backed securities                                       -          3,487,183          3,064,504         6,551,687
Other debt obligations                                        -             36,324            173,531           209,855
                                                ----------------  -----------------  ----------------- -----------------
Total fixed maturities                                        -         27,724,521          4,193,875        31,918,396
Equity securities:
Financial services                                       36,225            221,691              4,171           262,087
Other                                                     2,146            114,796             79,508           196,450
                                                ----------------  -----------------  ----------------- -----------------
Total equity securities                                  38,371            336,487             83,679           458,537
Derivative instruments:
Options                                                       -            358,926                  -           358,926
Interest rate swaps, credit default swaps
and interest rate floors                                      -             18,806                  -            18,806
Futures                                                 241,554                  -                  -           241,554
                                                ----------------  -----------------  ----------------- -----------------
Total derivative instruments                            241,554            377,732                  -           619,286
Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                -                  -             57,314            57,314
Indexed annuity funds withheld                                -                  -            132,102           132,102
                                                ----------------  -----------------  ----------------- -----------------
Total reinsurance receivables                                 -                  -            189,416           189,416
Separate account assets                               1,126,513                  -                  -         1,126,513

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
  life and annuity embedded derivatives                       -                  -            286,801           286,801
Derivative instruments:
Interest rate swaps and credit default swaps                  -                571                  -               571

                                                                            December 31, 2012
                                                ------------------------------------------------------------------------
                                                 Quoted Prices
                                                   in Active        Significant
                                                  Markets for          Other           Significant
                                                   Identical         Observable        Unobservable
                                                  Instruments          Inputs             Inputs
                                                   (Level 1)         (Level 2)          (Level 3)           Total
                                                ----------------  -----------------  ----------------- -----------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                          $       -       $  2,579,360          $       -      $  2,579,360
Municipal securities                                          -          4,242,884                  -         4,242,884
Corporate securities                                          -         10,969,306          1,164,919        12,134,225
Residential mortgage-backed securities                        -          3,498,236            169,626         3,667,862
Commercial mortgage-backed securities                         -          1,169,824                197         1,170,021
Asset-backed securities                                       -          3,588,673          2,658,846         6,247,519
Other debt obligations                                        -             40,121            141,828           181,949
                                                ----------------  -----------------  ----------------- -----------------
Total fixed maturities                                        -         26,088,404          4,135,416        30,223,820
Equity securities:
Financial services                                            -            191,062             14,829           205,891
Other                                                         -            109,834             59,586           169,420
                                                ----------------  -----------------  ----------------- -----------------
Total equity securities                                       -            300,896             74,415           375,311
Derivative instruments:
Options                                                       -            183,065                  -           183,065
Interest rate swaps, credit default swaps
and interest rate floors                                      -             36,620                  -            36,620
Futures                                                  87,287                  -                  -            87,287
                                                ----------------  -----------------  ----------------- -----------------
Total derivative instruments                             87,287            219,685                  -           306,972
Reinsurance receivables - embedded
derivatives from reinsurance ceded
     Indexed annuity products ceded                           -                  -             44,356            44,356
     Indexed annuity funds withheld                           -                  -            174,549           174,549
                                                ----------------  -----------------  ----------------- -----------------
Total reinsurance receivables                                 -                  -            218,905           218,905
Separate account assets                                 909,762                  -                  -           909,762

Financial liabilities (carried at fair value):
Policy account balances - indexed life
  and annuity embedded derivatives                            -                  -            181,550           181,550
Derivative instruments
Interest rate swaps and credit default swaps                  -              1,660                  -             1,660

Approximately 13% and 14% of the total fixed maturities are included in the
Level 3 group at December 31, 2013 and 2012, respectively.

The following tables summarize certain financial instruments categorized as
Level 3 by valuation methodology as of December 31, 2013 and 2012:

                                                                   December 31, 2013
                                                ------------------------------------------------------
                                                  Third-party          Priced
                                                    Source           Internally           Total
                                                ----------------  -----------------  -----------------

Fixed maturities:
Municipal securities                                        $ -           $ 13,790           $ 13,790
Corporate securities                                          -            758,726            758,726
Residential mortgage-backed securities                        -            183,210            183,210
Commercial mortgage-backed securities                         -                114                114
Asset-backed securities                                       -          3,064,504          3,064,504
Other debt obligations                                        -            173,531            173,531
                                                ----------------  -----------------  -----------------
Total fixed maturities                                        -          4,193,875          4,193,875

Equity securities:
Financial services                                            -              4,171              4,171
Other                                                         -             79,508             79,508
                                                ----------------  -----------------  -----------------
Total equity securities                                       -             83,679             83,679

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                -             57,314             57,314
Indexed annuity funds withheld                                -            132,102            132,102
                                                ----------------  -----------------  -----------------
Total reinsurance receivables                                 -            189,416            189,416

Policyholder account balances - indexed
life and annuity embedded derivatives                         -            286,801            286,801

                                                                   December 31, 2012
                                                ------------------------------------------------------
                                                  Third-party          Priced
                                                    Source           Internally           Total
                                                ----------------  -----------------  -----------------

Fixed maturities:
Corporate securities                                   $ 28,893        $ 1,136,026        $ 1,164,919
Residential mortgage-backed securities                        -            169,626            169,626
Commercial mortgage-backed securities                         -                197                197
Asset-backed securities                                       -          2,658,846          2,658,846
Other debt obligations                                        -            141,828            141,828
                                                ----------------  -----------------  -----------------
Total fixed maturities                                   28,893          4,106,523          4,135,416

Equity securities:
Financial services                                            -             14,829             14,829
Other                                                         -             59,586             59,586
                                                ----------------  -----------------  -----------------
Total equity securities                                       -             74,415             74,415

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                -             44,356             44,356
Indexed annuity funds withheld                                -            174,549            174,549
                                                ----------------  -----------------  -----------------
Total reinsurance receivables                                 -            218,905            218,905

Policyholder account balances - indexed
life and annuity embedded derivatives                         -            181,550            181,550

        Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities

        The following table summarizes significant internally priced Level 3 Assets and Liabilities:

                                                                               December 31, 2013
                                       ---------------------------------------------------------------------------------------------

                                         Fair Value       Valuation Techniques       Unobservable Input     Range (Weighted Average)
                                       ---------------- -------------------------- -----------------------  ------------------------

Financial assets:
Fixed maturities:
    Asset backed securities                $ 3,064,504  Discounted cash flow       Spread over swaps        2.10% - 2.98% (2.24%)
                                                                                   Spread over LIBOR        1.84% - 15.12% (3.46%)
                                                                                   Discount Rate            2.7% - 5.32% (3.91%)
                                                                                   Vendor spread pricing    2.8% - 4.14% (3.05%)

                                                        Recent trade               Recent trade price       100 - 100 (100)

                                                        Cap at call or
                                                        maturity price             Call or maturity value   99.72 - 99.72 (99.72)

    Corporate securities                       758,726  Discounted cash flow       Discount rate            3.27% - 22.75% (5.14%)
                                                                                   Vendor spread pricing    3.30% - 4.95% (3.73%)
                                                                                   Spread over swaps        2.38% - 2.38% (2.38%)
                                                                                   Spread over LIBOR        6.50% - 6.50% (6.50%)

                                                        Matrix model               EBITDA multiple          3.50 - 11.60 (7.40)
                                                                                   Spread over treasury     2.60% - 2.60% (2.60%)

                                                        Recent trade               Recent trade price       59 - 100 (95.98)

                                                        Credit tenant loan model   Spread over treasury     2.60% - 2.60% (2.60%)

    Reinsurance receivables- embedded
    derivatives from reinsurance ceded:
    Indexed annuity funds withheld             132,102  Total return swap          Mortality                1% - 8% (3%)
                                                                                   Surrender                2% - 14% (7%)
                                                                                   Withdrawal               0% - 4% (2%)
                                                                                   Credited rate            2% - 3% (3%)
                                                                                   Own credit               1.59%

    Indexed annuity products ceded              57,314  Discounted cash flow       Lapse                    50%
                                                                                   Withdrawal               20%
                                                                                   Credit risk              1.59%

Financial liabilities:
  Policyholder account balances
    Indexed life and annuity embedded
    derivatives                                286,801  Discounted cash flow       Mortality                0% - 20% (1%)
                                                                                   Lapse                    20% - 50% (49%)
                                                                                   Withdrawal               0% - 20% (19%)
                                                                                   Credit risk              1.59% - 1.72% (1.60%)

                                                                           December 31, 2012
                                       ---------------------------------------------------------------------------------------------

                                         Fair Value       Valuation Techniques       Unobservable Input     Range (Weighted Average)
                                       ---------------- -------------------------- -----------------------  ------------------------

Financial assets:
Fixed maturities:
    Corporate securities                   $ 1,136,026  Discounted cash flow       Vendor spread pricing    1.87% - 13.36% (3.65%)
                                                                                   Discount rate            3.98% - 99.25% (9.66%)
                                                                                   Spread over swaps        2.65% - 2.65% (2.65%)

                                                        Matrix model               Spread over treasury     1.55% - 3.25% (2.68%)

                                                        Recent trade               Recent trade price       .93% - 1.10% (1.01%)

                                                        Illiquidity                Illiquidity factor       5.00%

                                                        Credit tenant loan model   Spread over treasury     2.60% - 2.60% (2.60%)

    Asset backed securities                  2,658,846  Discounted cash flow       Spread over swaps        2.30% - 3.80% (2.46%)
                                                                                   Spread over LIBOR        2.30% - 15.10% (2.63%)
                                                                                   Vendor spread pricing    2.72% - 25.63% (10.47%)

                                                        Recent trade               Recent trade price       1.00%

                                                        Cap at call or
                                                        maturity price             Call or maturity value   1.00%

    Reinsurance receivables- embedded
    derivatives from reinsurance ceded:
    Indexed annuity funds withheld             174,549  Total return swap          Mortality                1% - 7% (2%)
                                                                                   Surrender                3% - 21% (9%)
                                                                                   Withdrawal               0% - 3% (2%)
                                                                                   Credited rate            3% - 4% (3%)
                                                                                   Own credit               2.09%

    Indexed annuity products ceded              44,356  Discounted cash flow       Lapse                    20%
                                                                                   Withdrawal               20%
                                                                                   Credit risk              2.09%

Financial liabilities:
Policyholder account balances
    Indexed life and annuity embedded
    derivatives                                181,550  Discounted cash flow       Mortality                0% - 20% (1%)
                                                                                   Lapse                    20% - 50% (20%)
                                                                                   Withdrawal               0% - 20% (19%)
                                                                                   Credit risk              2.09% - 2.33% (2.10%)

        The tables above exclude certain securities for which the fair value was based on non-binding broker quotes where the Company could not reasonably obtain the quantitative unobservable inputs.

        The changes in financial instruments measured at fair value, excluding accrued interest income, for which Level 3 inputs were used to determine fair value during 2013 and 2012 are as follows:

                                                          December 31, 2013
                            -----------------------------------------------------------------------------
                                            Realized and Unrealized
                                                 Gains (Losses)
                                          -----------------------------
                             Beginning     Included in    Included in
                              Balance       Net Income        OCI           Purchases         Sales
                            ------------- --------------- -------------  ----------------  -------------

Financial assets
(carried at fair value):
Fixed maturities:
Municipal securities             $     -        $      -       $     -         $       -        $     -
Corporate securities           1,164,919          12,330       (37,912)          482,546       (256,755)
Residential mortgage-
backed securities                169,626            (219)       (2,922)            9,050        (32,941)
Commercial mortgage-
backed securities                    197             (27)          (56)                -              -
Asset-backed securities        2,658,846           1,047        (7,198)          553,681       (180,440)
Other debt obligations           141,828             101        (6,329)           46,385         (8,454)
                            ------------- --------------- -------------  ----------------  -------------
Total fixed maturities         4,135,416          13,232       (54,417)        1,091,662       (478,590)

Equity securities:
Financial services                14,829           2,773          (962)               31        (12,500)
Other                             59,586           8,215        20,756             7,000        (16,049)
                            ------------- --------------- -------------  ----------------  -------------
Total equity securities           74,415          10,988        19,794             7,031        (28,549)

Reinsurance receivables -
embedded derivatives
from reinsurance ceded:
Indexed annuity
products ceded                    44,356          12,222             -                 -              -
Indexed annuity funds
withheld                         174,549          56,961             -                 -              -
                            ------------- --------------- -------------  ----------------  -------------
Total reinsurance
receivables                      218,905          69,183             -                 -              -

Financial liabilities
(carried at fair value):
Policy account balances -
indexed life and annuity
embedded derivatives (B)         181,550         (84,587)            -                 -              -

                                                December 31, 2013
                            ------------------------------------------------------------

                                                          Transfers in

                                                          and/or out of      Ending
                              Issuances    Settlements    Level 3 (A)       Balance
                             ------------- ------------- --------------  ---------------

Financial assets
(carried at fair value):
Fixed maturities:
Municipal securities              $     -       $     -      $  13,790       $   13,790
Corporate securities                    -             -       (606,402)         758,726
Residential mortgage-
backed securities                       -             -         40,616          183,210
Commercial mortgage-
backed securities                       -             -              -              114
Asset-backed securities                 -             -         38,568        3,064,504
Other debt obligations                  -             -              -          173,531
                             ------------- ------------- --------------  ---------------
Total fixed maturities                  -             -       (513,428)       4,193,875

Equity securities:
Financial services                      -             -              -            4,171
Other                                   -             -              -           79,508
                             ------------- ------------- --------------  ---------------
Total equity securities                 -             -              -           83,679

Reinsurance receivables -
embedded derivatives
from reinsurance ceded:
Indexed annuity
products ceded                          -           736              -           57,314
Indexed annuity funds
withheld                                -       (99,408)             -          132,102
                             ------------- ------------- --------------  ---------------
Total reinsurance
receivables                             -       (98,672)             -          189,416

Financial liabilities
(carried at fair value):
Policy account balances -
indexed life and annuity
embedded derivatives (B)          (24,121)        3,457              -          286,801

                                                          December 31, 2012
                            -----------------------------------------------------------------------------
                                            Realized and Unrealized
                                                 Gains (Losses)
                                          -----------------------------
                             Beginning     Included in    Included in
                              Balance       Net Income        OCI           Purchases         Sales
                            ------------- --------------- -------------  ----------------  -------------

Financial assets
(carried at fair value):
Fixed maturities:
Municipal securities             $   488        $      -       $     -         $       -        $     -
Corporate securities             888,707          (2,085)       53,178           458,888       (206,662)
Residential mortgage-
backed securities                167,667         (10,371)       21,284            22,845        (31,799)
Commercial mortgage-
backed securities                     94               9             -                 -           (103)
Asset-backed securities        2,524,842          (1,289)       21,526           247,515        (84,953)
Other debt obligations           144,245             256        (2,593)            5,463         (5,542)
                            ------------- --------------- -------------  ----------------  -------------
Total fixed maturities         3,726,043         (13,480)       93,395           734,711       (329,059)

Equity securities:
Financial services                11,444               -         1,090             2,295              -
Other                             55,140               -         4,446                 -              -
                            ------------- --------------- -------------  ----------------  -------------
Total equity securities           66,584               -         5,536             2,295              -

Reinsurance receivables -
embedded derivatives
from reinsurance ceded:
Indexed annuity
products ceded                   (15,850)         51,717             -                 -              -
Indexed annuity funds
withheld                         144,330          28,894             -                 -              -
                            ------------- --------------- -------------  ----------------  -------------
Total reinsurance
receivables                      128,480          80,611             -                 -              -

Financial liabilities
(carried at fair value):
Policy account balances -
indexed life and annuity
embedded derivatives (B)         (35,142)       (194,576)            -                 -              -

                                                 December 31, 2012
                            ------------------------------------------------------------

                                                          Transfers in

                                                          and/or out of      Ending
                              Issuances    Settlements    Level 3 (A)       Balance
                             ------------- ------------- --------------  ---------------

Financial assets
(carried at fair value):
Fixed maturities:
Municipal securities              $     -       $     -       $   (488)        $      -
Corporate securities                    -             -        (27,107)       1,164,919
Residential mortgage-
backed securities                       -             -              -          169,626
Commercial mortgage-
backed securities                       -             -            197              197
Asset-backed securities                 -             -        (48,795)       2,658,846
Other debt obligations                  -             -             (1)         141,828
                             ------------- ------------- --------------  ---------------
Total fixed maturities                  -             -        (76,194)       4,135,416

Equity securities:
Financial services                      -             -              -           14,829
Other                                   -             -              -           59,586
                             ------------- ------------- --------------  ---------------
Total equity securities                 -             -              -           74,415

Reinsurance receivables -
embedded derivatives
from reinsurance ceded:
Indexed annuity
products ceded                      1,911         6,578              -           44,356
Indexed annuity funds
withheld                           (6,389)        7,714              -          174,549
                             ------------- ------------- --------------  ---------------
Total reinsurance
receivables                        (4,478)       14,292              -          218,905

Financial liabilities
(carried at fair value):
Policy account balances -
indexed life and annuity
embedded derivatives (B)          (13,265)       (8,851)             -          181,550

        (A)     Included in the transfers in and/or out line above is $667,937 of securities priced using unobservable data at December 31,
                2012 that were valued by a pricing service using observable market data at December 31, 2013, and $154,506 of securities transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2013.

        (B)     Excludes host accretion and the timing of crediting index
                credits to policy holder, which are included in interest
                credited to policyholder account balances in the consolidated statements of income.

        The total gains (losses) included in earnings related to financial instruments categorized at Level 3 still held at December 31, 2013, 2012 and 2011 are as follows:

                                                        2013           2012           2011
                                                    -------------  -------------  -------------
Financial assets (carried at fair value):
Fixed maturities:
Corporate securities                                     $   114      $  (3,443)     $  (2,311)
Residential mortgage-backed securities                        (6)        (7,482)        (2,376)
Commercial mortgage-backed securities                        (27)             -              -
Asset-backed securities                                        -             (1)             -
Other debt obligations                                       101             93            115
                                                    -------------  -------------  -------------
Total fixed maturities                                       182        (10,833)        (4,572)
                                                    -------------  -------------  -------------

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Index annuity products ceded                              12,222         51,717          1,468
Index annuity funds withheld                              56,961         28,894        103,694
                                                    -------------  -------------  -------------
Total reinsurance receivables                             69,183         80,611        105,162

Financial liabilities (carried at fair value):
Policy account balances - indexed life and
annuity embedded derivatives                             (84,587)      (194,576)        15,453

        The following table shows the investments which are included in other invested assets (primarily limited partnerships) in the consolidated balance sheets:

                                           31-Dec-13                  December 31, 2012
                                -------------------------------  ------------------------------
                                    Fair          Unfunded           Fair         Unfunded
                                   Value         Commitments        Value        Commitments
                                -------------  ----------------  ------------- ----------------

Fixed income                       $ 726,082          $ 47,672      $ 674,629         $ 37,002
Private equity                        67,287            15,026         92,430            9,520
Real estate                           26,262             1,818         39,314           28,157
Other                                 40,439                 -         35,067                -
                                -------------  ----------------  ------------- ----------------

                                   $ 860,070          $ 64,516      $ 841,440         $ 74,679
                                =============  ================  ============= ================

        Limited partnership interests are not redeemable at specific time periods. The Company receives periodic distributions from these investments while maintaining the investment for the long-term.

4.      INVESTMENTS AND NET INVESTMENT INCOME

        Available-for-sale securities

        The amortized cost, estimated fair value, gross unrealized gains and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2013 and 2012 are as follows:

                                                                      December 31, 2013
                                          --------------------------------------------------------------------
                                                                 Gross           Gross          Estimated
                                             Amortized        Unrealized       Unrealized          Fair
                                               Cost              Gains           Losses           Value
                                          ----------------  ----------------  -------------  -----------------
Fixed maturities:
   U.S. government and agencies              $  2,539,185        $   85,650      $ 121,372       $  2,503,463
   Municipal securities                         3,706,862           284,526         33,069          3,958,319
   Corporate securities                        12,813,054           710,892        260,402         13,263,544
   Residential mortgage-backed
   securities                                   3,750,060           241,896        110,878          3,881,078
   Commercial mortgage-backed
   securities                                   1,582,941            41,005         73,496          1,550,450
   Asset-backed securities                      6,429,925           190,015         68,253          6,551,687
   Other debt obligations                         203,423             8,114          1,682            209,855
                                          ----------------  ----------------  -------------  -----------------
   Total fixed maturities                      31,025,450         1,562,098        669,152         31,918,396

Equity securities:
   Financial services                             259,859            10,060          7,832            262,087
   Other                                          113,886            82,823            259            196,450
                                          ----------------  ----------------  -------------  -----------------
   Total equity securities                        373,745            92,883          8,091            458,537
                                          ----------------  ----------------  -------------  -----------------

   Total available-for-sale                  $ 31,399,195       $ 1,654,981      $ 677,243       $ 32,376,933
                                          ================  ================  =============  =================

                                                                   December 31, 2012
                                          --------------------------------------------------------------------
                                                                 Gross           Gross          Estimated
                                             Amortized        Unrealized       Unrealized          Fair
                                               Cost              Gains           Losses           Value
                                          ----------------  ----------------  -------------  -----------------
Fixed maturities:
   U.S. government and agencies              $  2,295,820        $  283,999       $    459       $  2,579,360
   Municipal securities                         3,627,852           618,106          3,074          4,242,884
   Corporate securities                        11,050,132         1,183,988         99,895         12,134,225
   Residential mortgage-backed
   securities                                   3,227,774           460,343         20,255          3,667,862
   Commercial mortgage-backed
   securities                                   1,106,965            77,426         14,370          1,170,021
   Asset-backed securities                      6,085,542           218,191         56,214          6,247,519
   Other debt securities                          168,543            14,067            661            181,949
                                          ----------------  ----------------  -------------  -----------------
           Total fixed maturities              27,562,628         2,856,120        194,928         30,223,820

Equity securities:
   Financial services                             211,479             8,466         14,054            205,891
   Other                                          109,074            60,805            459            169,420
                                          ----------------  ----------------  -------------  -----------------
            Total equity securities               320,553            69,271         14,513            375,311
                                          ----------------  ----------------  -------------  -----------------

   Total available-for-sale                  $ 27,883,181       $ 2,925,391      $ 209,441       $ 30,599,131
                                          ================  ================  =============  =================

        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2013 and 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                                        2013                                  2012
                                                 -----------------------------------  ------------------------------------
                                                    Amortized         Estimated          Amortized          Estimated
                                                      Cost            Fair Value            Cost           Fair Value
                                                 ----------------  -----------------  ----------------- ------------------

Due in one year or less                              $   109,176        $   110,722        $   106,623        $   108,761
Due after one year through five years                  2,080,557          2,246,438          2,053,367          2,217,143
Due after five years through ten years                 6,625,769          6,908,715          5,526,589          6,184,287
Due after ten years                                   11,756,036         11,987,390         10,192,264         11,378,089
Securities not due at a single maturity date
  (primarily mortgage-backed securities)              10,453,912         10,665,131          9,683,785         10,335,540
                                                 ----------------  -----------------  ----------------- ------------------

Total fixed maturities                              $ 31,025,450       $ 31,918,396      $  27,562,628      $  30,223,820
                                                 ================  =================  ================= ==================

        Gross unrealized losses

        The Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

                                                                      December 31, 2013
                              -------------------------------------------------------------------------------------------------
                                   Less than 12 months               12 months or more                      Total
                              -------------------------------  -------------------------------  -------------------------------
                                                   Gross                            Gross                            Gross
                                   Fair          Unrealized         Fair         Unrealized          Fair         Unrealized
                                   Value           Losses          Value           Losses           Value           Losses
                              ----------------  -------------  ---------------  --------------  ---------------  --------------
Fixed maturities:
U.S. government and
agencies                          $ 1,406,137      $ 117,690       $   14,089       $   3,682      $ 1,420,226       $ 121,372
Municipal securities                  566,845         28,608           54,063           4,461          620,908          33,069
Corporate securities                3,265,043        141,460          955,273         118,942        4,220,316         260,402
Residential mortgage-
backed securities                   1,117,654        101,212           89,253           9,666        1,206,907         110,878
Commercial mortgage-
backed securities                     631,591         55,503          241,987          17,993          873,578          73,496
Asset-backed securities               889,546         11,683        1,212,458          56,570        2,102,004          68,253
Other debt securities                  21,410            955           28,938             727           50,348           1,682
                              ----------------  -------------  ---------------  --------------  ---------------  --------------
Total fixed maturities              7,898,226        457,111        2,596,061         212,041       10,494,287         669,152

Equity securities:
Financial services                     85,256          4,804           15,845           3,028          101,101           7,832
Other                                   1,296             50              383             209            1,679             259
                              ----------------  -------------  ---------------  --------------  ---------------  --------------
Total equity securities                86,552          4,854           16,228           3,237          102,780           8,091
                              ----------------  -------------  ---------------  --------------  ---------------  --------------

Total available-for-sale          $ 7,984,778      $ 461,965      $ 2,612,289       $ 215,278     $ 10,597,067       $ 677,243
                              ================  =============  ===============  ==============  ===============  ==============

                                                                     December 31, 2012
                              -------------------------------------------------------------------------------------------------
                                   Less than 12 months               12 months or more                      Total
                              -------------------------------  -------------------------------  -------------------------------
                                                   Gross                            Gross                            Gross
                                   Fair          Unrealized         Fair         Unrealized          Fair         Unrealized
                                   Value           Losses          Value           Losses           Value           Losses
                              ----------------  -------------  ---------------  --------------  ---------------  --------------
Fixed maturities:
U.S. government and
agencies                           $   16,827        $   459         $      -         $     -       $   16,827        $    459
Municipal securities                   58,513          1,498           35,283           1,576           93,796           3,074
Corporate securities                  397,109          9,910        1,035,212          89,985        1,432,321          99,895
Residential mortgage-
backed securities                      60,588            977          156,368          19,278          216,956          20,255
Commercial mortgage-
backed securities                     164,416            329          128,306          14,041          292,722          14,370
Asset-backed securities               425,985          7,652        1,110,846          48,562        1,536,831          56,214
Other debt securities                   5,767              7           26,786             654           32,553             661
                              ----------------  -------------  ---------------  --------------  ---------------  --------------
Total fixed maturities              1,129,205         20,832        2,492,801         174,096        3,622,006         194,928

Equity securities:
Financial services                          -              -           43,705          14,054           43,705          14,054
Other                                   2,393            238              370             221            2,763             459
                              ----------------  -------------  ---------------  --------------  ---------------  --------------
Total equity securities                 2,393            238           44,075          14,275           46,468          14,513
                              ----------------  -------------  ---------------  --------------  ---------------  --------------

Total available-for-sale          $ 1,131,598       $ 21,070      $ 2,536,876       $ 188,371      $ 3,668,474       $ 209,441
                              ================  =============  ===============  ==============  ===============  ==============

        At December 31, 2013, the Company held 7,266 positions in fixed income and equity securities. The above table includes 872 securities of 551 issuers as of December 31, 2013. At December 31, 2013, 95% of the
        unrealized losses on fixed maturities were securities rated investment grade. Investment grade securities are defined as those securities rated
        AAA through BBB - by Standard & Poor's. At December 31, 2013, 5% of the
        unrealized losses on fixed maturities were on securities rated below investment grade. Equity securities in the above table consist primarily of non-redeemable preferred stocks. These securities are reviewed for impairment in the same manner as the fixed income securities. At
        December 31, 2013, fixed income and equity securities in an unrealized loss position had fair value equal to approximately 94% of amortized cost.

        The following summarizes the unrealized losses by investment category as of December 31, 2013.

        U.S. Government and agencies

        The U. S. government and agencies represent 18% of the unrealized losses at December 31, 2013. The unrealized losses are applicable to securities with yields lower than the market yield available on similar securities at December 31, 2013. The table above indicates a substantial majority of the unrealized losses are less than twelve months old. These unrealized losses are due to the rise in market interest rates during the latter part of 2013. At this time the Company believes these impairments are temporary and the Company does not intend or believe it will be required to sell these securities before recovery of its amortized cost.

        Municipal securities

        The municipal category, which represents 5% of the unrealized losses at
        December 31, 2013, includes bonds issued by state and local governments and school district tax credit bonds. The unrealized losses in this category are primarily the result of concerns regarding possible defaults by state and local governments, including the Commonwealth of
        Puerto Rico. The Company does not believe there will be significant defaults in this sector in the short or long-term. In addition, the increase in unrealized losses since December 31, 2012 is due in part to the rise in market interest rates during the latter part of 2013. The
        Company believes it will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, therefore impairment losses have not been recognized in this sector.

        Corporate securities

        Corporate Securities represent the largest category of unrealized losses at December 31, 2013 representing 38% of unrealized losses. The unrealized losses in this category that have been in an unrealized loss position for twelve months or more are primarily in the financial services and military housing sectors. The financial services sector unrealized losses are in the commercial banking sector, including foreign banks and large U.S. national and regional banks. The Company recognized corporate securities impairment losses of $14,124 and $8,560 for the years ended December 31, 2013 and 2012, respectively. These losses were principally related to issuers in the financial services sector. The Company has reviewed the other unrealized losses in the corporate securities sector and believes the impairments are temporary and the company does not intend to sell or believe it will be required to sell these securities before recovery of each security's amortized cost.

        Residential mortgage-backed securities ("RMBS")

        The unrealized losses on RMBS, which represents 16% of unrealized losses at December 31, 2013, are concentrated in the non-agency sector. A substantial majority of the unrealized losses in this category are less than twelve months old and are primarily attributable to the increase in market interest rates in this sector during the latter part of 2013. The
        Company performs various stress tests on the cash flow projections for these securities and in situations where it is determined the projected cash flows cannot support the contractual amounts due the Company, an
        OTTI is recognized. In situations where the projected cash flows indicate the Company will receive the amounts it is contractually due and the Company does not intend or believe it will be required to sell these securities before recovery of its amortized cost, an OTTI is not recognized. The Company recognized impairment losses on RMBS of $0 and
        $6,899 during the years ended December 31, 2013 and 2012, respectively.

        Commercial mortgage-backed securities ("CMBS")

        The unrealized losses on CMBS, which represent 11% of unrealized losses at December 31, 2013, are primarily attributable to illiquidity applicable to certain securities in that sector and concerns regarding the potential for future commercial mortgage defaults. The unrealized losses on these securities have materialized or increased during 2013 due to the increase in market interest rates applicable to this sector during the latter part of 2013. The Company has reviewed payment performance, delinquency rates, and credit enhancements within the security structures and monitored the credit ratings of all its CMBS holdings. There were no OTTI in CMBS recognized in 2013 or 2012. The
        Company has performed cash flow projection analyses on all of its CMBS and in those situations where it appears the Company will receive all amounts contractually due and it does not intend to sell or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Asset-backed securities ("ABS")

        The unrealized losses in ABS, which represent 10% of unrealized losses at December 31, 2013, are primarily related to collateralized debt obligations backed by various consumer and commercial finance loans.
        This category also includes structured notes backed by diversified investment portfolios. The unrealized losses are primarily due to wide credit spreads in this sector, particularly related to private placement
        ABS. A majority of the unrealized losses in this sector are greater than twelve months old. The Company stress tests the projected cash flows of its ABS and recognizes OTTI in situations where the testing indicates the Company will not receive all amounts contractually due from the securities. This category also includes fixed income securities containing embedded derivatives. The Company did not recognize OTTI on
        ABS during 2013 or 2012. In those situations where it appears the
        Company will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Other debt obligations

        This category primarily consists of credit tenant loans. The unrealized losses in this category are the result of concerns regarding the credit worthiness of the building tenants and illiquidity in this market sector. The unrealized losses on these securities have increased slightly as of December 31, 2013 compared to the unrealized losses at
        December 31, 2012 due to the increase in market interest rates during the latter part of 2013. The Company monitors the creditworthiness of the obligors and recognizes OTTI in situations where it is determined the Company will not receive all amounts contractually due from the securities. In those situations where it appears the Company will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Equity securities

        This category, which represents 1% of unrealized losses at December 31,
        2013, primarily consists of non-redeemable preferred stocks in the banking sector. The unrealized losses are concentrated in non-redeemable preferred stocks with variable dividend rates benchmarked to LIBOR. The low yield applicable to the dividends based on LIBOR and wide credit spreads applied to these securities is contributing to these unrealized losses. The Company monitors the credit ratings and length of time the securities have been in an unrealized loss position as part of its review for impairment. During 2013, the Company recognized credit related impairment losses of $7,008 applicable to equity securities.
        There were no impairment losses on equity securities recognized in 2012.

        Other-than-temporary impairments

        As a result of the Company's review of OTTI of investment securities, the Company recorded net impairment losses recognized in earnings during
        2013, 2012 and 2011, as summarized in the following table:

                                                                    2013            2012            2011
                                                                --------------  --------------  --------------

Corporate securities                                                $  14,124       $   8,560       $   2,343
Residential mortgage-backed securities                                      -           6,899           4,787
Preferred stock                                                         7,008               -               -
Commercial mortgage loans                                                   -               -             397
                                                                --------------  --------------  --------------
Net impairment loss recognized in earnings                           $ 21,132       $  15,459       $   7,527
                                                                ==============  ==============  ==============

        The following is a roll-forward of credit losses for the years ended
        December 31, 2013 and 2012 on fixed maturities held by the Company for which a non-credit portion of the OTTI impairment was recognized in OCI:

                                                                    2013            2012
                                                                --------------  --------------

Balance, January 1                                                   $ 22,221       $  19,712

Additions for newly impaired securities                                     -           2,407
Additions for previously impaired securities                            1,855             356
Reductions for impaired securities sold                                (8,791)           (254)
Reductions for securities no longer with OTTI OCI loss                (10,934)              -
                                                                --------------  --------------
Balance, December 31                                                  $ 4,351       $  22,221
                                                                ==============  ==============

        The amounts of non-credit related OTTI losses recorded on fixed maturities that remain in accumulated OCI at December 31, 2013 and 2012 are summarized as follows:

                                                                    2013            2012
                                                                --------------  --------------

Corporate securities                                                      $ -       $  28,407
Residential mortgage-backed securities                                    272           2,684
Asset-backed securities                                                     -               3
                                                                ------------------------------
Total OTTI losses in accumulated OCI                                    $ 272       $  31,094
                                                                ==============  ==============

        Net investment income and investment gains (losses)

        The major categories of investment income reflected in the consolidated statements of income are summarized as follows:

                                                  2013            2012            2011
                                              --------------  --------------  --------------

Gross investment income
    Fixed maturities                            $ 1,306,237     $ 1,234,265     $ 1,192,940
    Equity securities                                20,138          18,324          24,836
    Mortgage loans                                   72,743          37,334          17,354
    Policy loans                                     23,872          23,665          23,456
    Short-term investments                           12,088           3,659           2,140
    Derivative instruments                          172,407         (29,554)         76,324
    Other invested assets                            79,377         108,045          95,857
                                              --------------  --------------  --------------
            Total gross investment income         1,686,862       1,395,738       1,432,907
Less: Investment expenses                            41,086          35,342          30,395
                                              --------------  --------------  --------------
            Net investment income               $ 1,645,776     $ 1,360,396     $ 1,402,512
                                              ==============  ==============  ==============

        Investment expenses primarily consist of investment advisor fees, interest expense on repurchase agreements, interest on FHLB advances and interest related to derivative collateral liabilities.

        The major categories of realized investment gains and (losses) reflected in the consolidated statements of income are summarized as follows:

                                                 2013            2012            2011
                                             --------------  --------------  --------------

Fixed maturities                                $  133,865       $  45,830       $  (3,423)
Equity securities                                   (1,139)          9,341          (1,892)
Mortgage loans                                       1,737          (2,442)         (2,891)
Real estate                                           (250)              -               -
Short-term                                             (33)         (1,292)              -
                                             --------------  --------------  --------------

        Net realized investment gains           $  134,180       $  51,437       $  (8,206)
                                             ==============  ==============  ==============

        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded to reinsurer and excluding OTTI losses, maturities, calls, exchanges and prepayments) during 2013, 2012 and 2011 were as follows:

                                      2013                         2012                           2011
                           ---------------------------  ----------------------------  ----------------------------
                              Fixed         Equity         Fixed          Equity         Fixed          Equity
                            Maturities    Securities     Maturities     Securities     Maturities     Securities
                           -------------  ------------  -------------  -------------  -------------  -------------

Proceeds from sales         $ 1,860,869      $  7,359    $ 1,857,145      $  21,205    $ 2,464,048      $ 104,955
Gross realized gains            104,501             -         73,406          1,155         97,286          6,933
Gross realized losses            (9,927)         (312)       (33,961)          (891)      (116,364)       (11,713)

        Mortgage Loans

        The carrying value and related allowance of the mortgage loan portfolio is as follows:

                                                2013           2012
                                            -------------  -------------

Principle outstanding                        $ 1,948,620    $ 1,110,077
Loan loss allowance                                 (669)        (3,053)
                                            -------------  -------------

Carry Value                                  $ 1,947,951    $ 1,107,024
                                            =============  =============

        The following table includes a breakdown of the Company's mortgage loans by property type as of December 31:

                                      2013                            2012
                                 Carrying Value     Percent      Carrying Value   Percent
                                 ---------------  ------------   ---------------  ---------

       Office                         $ 708,088           38%           337,515        30%
       Retail                           567,055           29%           343,306        31%
       Multi-family                     350,921           18%           219,305        20%
       Hotel                            140,350            7%           117,592        11%
       Medical                           65,580            3%            25,707         2%
       Other                             61,652            3%            23,165         2%
       Industrial                        28,510            1%            16,894         2%
       Residential                       26,464            1%            26,593         2%
                                 ---------------  ------------   ---------------  ---------
                                    $ 1,948,620          100%       $ 1,110,077       100%
                                 ===============  ============   ===============  =========

        Mortgage loans by geographic locations are as follows as of December 31:

                                      2013                            2012
                                 Carrying Value     Percent      Carrying Value   Percent
                                 ---------------  ------------   ---------------  ---------

       South Atlantic                 $ 643,867           32%           329,091        30%
       Pacific                          498,898           26%           348,254        31%
       Middle Atlantic                  287,708           15%           145,956        13%
       East North Central               198,884           10%            86,839         8%
       Mountain                         170,510            9%            96,159         9%
       West South Central                65,896            3%            47,883         4%
       East South Central                51,572            3%            23,123         2%
       West North Central                31,013            2%            32,294         3%
       New England                          272            0%               478         0%
                                 ---------------  ------------   ---------------  ---------
                                    $ 1,948,620          100%       $ 1,110,077       100%
                                 ===============  ============   ===============  =========

        The Company's mortgage loans by origination year are as follows as of December 31, 2013:

                                      2013
                                 Carrying Value     Percent
                                 ---------------  ------------

       2013                           $ 865,291           45%
       2012                             690,383           35%
       2011                             296,769           15%
       2010                              55,504            3%
       2009 and prior                    40,673            2%
                                 ---------------  ------------
            Total                   $ 1,948,620          100%
                                 ===============  ============

        The Company has outstanding commitments on mortgage loans of $8,193 at
        December 31, 2013.

        Any loan delinquent on contractual payments is considered
        non-performing. At December 31, 2013, there were no non-performing loans over 90 days past due on contractual payments. At December 31, 2012 there was one non-performing loan over 90 days past due on contractual payments with a carrying value of $1,823.

        Information regarding the Company's credit quality indicators for its recorded investment in mortgage loans, gross of valuation allowances, as of December 31, 2013 and December 31, 2012 is as follows:

                                            December 31, 2013              December 31, 2012
                                      -----------------------------  -------------------------------
                                          Carrying                       Carrying
                                           Value         % of Total        Value         % of Total
                                      -----------------  ----------  ------------------  -----------
Internal credit risk grade:
High quality                               $ 1,830,682         95%         $ 1,056,707          96%
Medium quality                                  64,139          3%              20,845           2%
Low quality                                     25,001          1%                 743           0%
Watch list                                       2,334          0%               3,366           0%
Residential - unrated                           26,464          1%              26,593           2%
In or near default                                   -          0%               1,823           0%
                                      -----------------  ----------  ------------------  -----------

Total mortgage loans                       $ 1,948,620        100%         $ 1,110,077         100%
                                      =================  ==========  ==================  ===========

        The Company reviews its mortgage loans for impairment on an on-going basis. It considers such factors as delinquency of payments, decreases in the value of underlying properties, the financial condition of the mortgagee and the impact of general economic conditions in the geographic areas of the properties collateralizing the mortgages. Once the determination is made that a mortgage loan is impaired, the primary consideration used to determine the amount of the impairment is the fair market value of the underlying property. The Company assumes it would receive the proceeds from the sale of the underlying property less sale expenses. The Company maintains an allowance for mortgage loan losses.
        The allowance is determined through an analysis of specific loans that are believed to have a higher risk of credit impairment. The rollforward of the allowance for the years ended December 31, 2013 and 2012 is as follows:

                                                       2013            2012
                                                 --------------  --------------

Balance at beginning of period                         $ 3,053         $ 2,000
Allowances established                                       -           2,460
Provision released                                      (1,745)              -
Charge offs                                               (639)         (1,407)
                                                 --------------  --------------
Balance at end of period                                 $ 669         $ 3,053
                                                 ==============  ==============

        Charge offs include the amount of loss resulting from writing specific mortgage loans to fair value and loans which were satisfied by taking ownership of the real estate. When the real estate is taken it is recorded at its fair value and the mortgage loan is recorded as fully paid. Provision released is applicable to loans determined to no longer require an allowance.

        During the years ended December 31, 2013 and 2012, two and six mortgages, respectively, were written down to fair value. The amount of allowance charge offs related to these write downs was $639 and $1,407 during the years ended December 31, 2013 and 2012, respectively. During the year ended December 31, 2013 two of the loans written down to fair value were subsequently sold for a gain of $399. The Company did not restructure any mortgage loans during the years ended 2013 and 2012.

        The Company did take ownership of one piece of real estate in 2013 to satisfy a mortgage loan. During 2012, no mortgages were satisfied by taking ownership of the real estate. Real estate is a component of other invested assets in the consolidated balance sheets.

        The following table summarizes the activity in real estate owned which was obtained in satisfaction of mortgage loans on real estate:

                                                     2013            2012
                                                 --------------  --------------

Real estate owned at beginning of period               $ 8,272         $ 7,777
Real estate acquired in satisfaction of
mortgage loans                                           1,250               -
Property improvements                                       46             495
Sales                                                   (1,177)              -
Loss on sale of real estate                               (250)              -
                                                 --------------  --------------
Real estate owned at end of period                     $ 8,141         $ 8,272
                                                 ==============  ==============

        Credit risk concentration

        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government
        Agency or Authority, the Company had the following investments that exceeded 10% of the Company's stockholder's equity at December 31, 2013:

Guggenheim Partners Opportunistic
Investment Grade Securities Fund, LLC     $ 504,604

        Other

        Federal Home Loan Bank of Des Moines

        Midland National is a member of FHLB Des Moines. In order to maintain its membership and borrow funds, the Company was required to purchase
        FHLB equity securities that total $47,195 and $38,919 as of December 31,
        2013 and 2012, respectively. These securities are included in equity securities and are carried at cost, which approximates fair value.
        Resale of these securities is restricted only to FHLB. As a member of
        FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount a member can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. At December 31, 2013 and 2012, the Company had outstanding advances of $929,870 and $649,870, respectively from FHLB (see Note 8).

        Deposits with regulatory authorities

       At December 31, 2013 and 2012, securities with reported values of $3,519 and $3,729, respectively, were on deposit with regulatory authorities as required by law. These consist of fixed maturity securities reported in the consolidated balance sheets at fair value and have an amortized cost of $3,298 and $3,351, respectively.

5.      DERIVATIVES AND DERIVATIVE INSTRUMENTS

        The following table presents the notional amounts and fair value of derivatives and derivative instruments:

                                                December 31, 2013                 December 31, 2012
                                          ------------------------------    ------------------------------
                                           Notional Amount      Fair         Notional Amount      Fair
                                                               Value                             Value
                                          -----------------  -----------    ----------------  ------------
Assets:

Derivative instruments:
  Interest rate swaps (1)                        $ 255,390      $ 7,199           $ 261,660      $ 18,557
  Credit default swaps - pay (1)                    56,000          234              15,000            43
  Interest rate floors (1)                         113,000       11,373             113,000        16,880
  Futures (1)                                    1,807,451      241,554             820,591        87,287
  Call options (1)                               4,413,365      358,926           4,528,154       183,065
  Interest rate swaps - effective
   cash flow (2)                                         -            -              23,810         1,140
                                                             -----------                      ------------

                                                              $ 619,286                         $ 306,972
                                                             ===========                      ============
Reinsurance receivables - embedded
  derivatives from reinsurance ceded:
   Indexed annuity products ceded (1)           N/A            $ 57,314           N/A            $ 44,356
   Indexed annuity funds withheld (1)           N/A             132,102           N/A             174,549
                                                             -----------                      ------------

                                                              $ 189,416                         $ 218,905
                                                             ===========                      ============
Fixed maturities - asset-backed securities:
  Hybrid instruments (1)                                      $ 580,623                         $ 583,649
                                                             ===========                      ============

Liabilities:
Investment-type insurance contracts -
  embedded derivatives:
   Indexed life and annuity products (1)                      $ 286,801                         $ 181,550
                                                             ===========                      ============
Derivative instruments:
  Interest rate swaps (1)                         $ 42,900        $ 571             $ 2,376          $ 50
  Credit default swaps - receive (1)                     -            -              15,650           345
  Credit default swaps - pay (1)                         -            -              41,000         1,265
  Interest rate swaps - effective
   fair value (2)                                  675,270       13,917                   -             -
                                                             -----------                      ------------

                                                               $ 14,488                           $ 1,660
                                                             ===========                      ============

(1) Not designated as hedging instruments

(2) Designated as hedging instruments

        The notional values above approximate the level of activity throughout
        2013 and 2012.

        Cash flow hedges

        The Company has a number of investments which pay interest on a variable rate tied to a benchmark interest rate. The Company had interest rate swaps that effectively converted the variable cash flows on specific fixed maturity securities to fixed over the life of the swaps. The last such interest rate swap was terminated in December 2013. These swaps were accounted for as cash-flow hedges and were reported at fair value in the consolidated balance sheets with the change in fair value reported as a component of OCI for the effective portion of the hedge.

        Indexed options and futures

        The Company has indexed annuity and indexed universal life products that provide for a guaranteed base return and a higher potential return tied to several major equity market indices. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the
        Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts and options to compensate it for increases in the same indices. The Company classifies these options and futures as derivative instruments.

        The Company amortizes the cost of the indexed options against investment income over the term of the option, which is typically one year. When the options are exercised at maturity, the value received by the Company is reflected as net investment income in the consolidated statements of income.

        The futures contracts have no initial cost and are marked to market daily. That daily mark-to-market is settled through the Company's variation margin accounts maintained with the counterparty. The Company reports the change in the difference between market value and amortized cost of indexed options and the change in the futures variation margin accounts as gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        Embedded derivatives related to indexed life and annuity products

        The Company's indexed life and annuity products contain embedded derivatives. The fair value of the embedded options related to these direct and ceded policyholder obligations are based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using an assumed interest rate consistent with the duration of the liability adjusted to reflect the Company's credit risk and additional provision for adverse deviation. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the consolidated statements of income as net gains (losses) on derivatives and derivative instruments.

        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer. Under applicable guidance, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the
        Company. The embedded derivatives contained in the funds withheld liability have characteristics similar to a total return swap since the
        Company cedes the total return on a designated investment portfolio to the outside reinsurer. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivative embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the funds withheld portfolio and the fair value of the policy liabilities estimated from cash flow models. The value of the embedded derivative is reported in the consolidated balance sheets in reinsurance receivables. The net change in the reported value of the embedded derivatives is reported in net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        See Note 11 for further discussion related to the Company's coinsurance with funds withheld reinsurance agreements.

        Embedded derivatives related to hybrid financial instruments

        The Company holds hybrid financial instruments, fixed income securities with embedded derivatives, and has elected fair value measurement. These securities are reported in the consolidated balance sheets in fixed maturities, available-for-sale, at fair value. Any change in the fair value of the security is reported as net gains (losses) on derivatives and derivative instruments in the consolidated statements of income. The amortized cost and fair value of the Company's hybrid financial instruments at December 31, 2013 was $580,000 and $580,623, respectively. The amortized cost and fair value of the Company's hybrid financial instruments at December 31, 2012 was $580,000 and $583,649, respectively. The decision to elect fair value measurement is made on an instrument-by-instrument basis under the guidance. The Company will consider making an election of fair value measurement at the time of any future acquisitions of hybrid financial instruments.

        Other derivative instruments

        The Company has also entered into interest rate floor, interest rate swap and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider and a protection buyer.
        The Company holds interest rate floor agreements to protect itself against interest rates decreasing below its policy reserve guarantees.
        These swaps and floors are reported at fair value in the consolidated balance sheets and changes in the fair value are reported as a component of net gains (losses) on derivatives and derivative instruments in the consolidated statements of income. Periodic interest rate and credit default swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income in the consolidated statements of income with the payable or receivable included in accrued investment income in the consolidated balance sheets. The stated fair value of the applicable interest rate and credit default swaps excludes the current period accruals.

        The following table presents the impact of derivatives and derivative instruments not designated as hedging instruments on the consolidated statements of income:
                                                         2013           2012            2011
                                                    -------------  --------------  --------------
Gains (losses) recognized in net gains (losses)
 on derivatives and derivative instruments:

Interest rate swaps                                     $ (9,694)       $ (2,747)        $ 9,663
Credit default swaps - receive                               340          (1,285)            877
Credit default swaps - pay                                 1,457          11,776          (3,274)
Interest rate floors                                      (5,383)          2,679           9,218
Embedded derivatives in:
Indexed life and annuity products                       (105,251)       (216,692)         (5,480)
Indexed annuity products ceded                           (35,072)         52,005          39,576
Indexed annuity funds withheld                           (42,447)         30,220          94,654
Hybrid instruments                                        (3,026)         (5,232)         19,852
Futures                                                  351,302         105,352         (47,765)
Options                                                  180,892          59,396        (111,554)
                                                    -------------  --------------  --------------

                                                       $ 333,118        $ 35,472         $ 5,767
                                                    =============  ==============  ==============

Gains (losses) recognized in net investment income:

Interest rate swaps                                     $  9,901       $  12,557       $  13,554
Interest rate floors                                       1,308               -               -
Options                                                  161,198         (42,111)         62,770
                                                    -------------  --------------  --------------

                                                       $ 172,407       $ (29,554)       $ 76,324
                                                    =============  ==============  ==============

        Collateral on derivative instruments

        Collateral posted by counterparties at December 31, 2013 and 2012 applicable to derivative instruments was $276,872 and $118,914, respectively, and is reflected in the consolidated balance sheets in short-term investments. The obligation to repay the collateral is reflected in the consolidated balance sheets in repurchase agreements, other borrowings and collateral on derivative instruments. Collateral posted by the Company at December 31, 2013 and 2012 applicable to derivative instruments was $0 and $310, respectively, and is reflected in the consolidated balance sheets as other receivables, other assets and property, plant and equipment.

6.      OFFSETTING OF ASSETS AND LIABILITIES

        Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements are also in place requiring the Company or the counterparty to pledge collateral in the event minimum thresholds have been reached, typically related to the fair value of the outstanding derivatives. Additionally, certain of the
        Company's repurchase and reverse repurchase agreements provide for net settlement on termination of the agreement.

        The Company reports derivative instruments, repurchase agreements, and reverse repurchase agreements on a gross basis within the consolidated balance sheet. The tables below present the Company's gross and net derivative instruments and gross and net repurchase agreements by asset and liabilities for the Company as December 31, 2013 and 2012:

                                                                                December 31, 2013
                                                              -----------------------------------------------------

                                                               Gross Amounts
                                                              Presented in the      Financial
                                                                  Balance          Instruments/       Gross/ Net
                                                                   Sheet            Collateral          Amount
                                                              -----------------  -----------------  ---------------

Offsetting of financial assets:
Derivative instruments                                               $ 619,286                $ -        $ 619,286
Reinsurance receivables - embedded derivatives
from reinsurance ceded                                                 189,416                  -          189,416
                                                              -----------------  -----------------  ---------------
Total derivative instruments subject to a master
netting arrangement                                                    808,702                  -          808,702
Reverse repurchase agreements                                           70,000             70,000                -
                                                              -----------------  -----------------  ---------------
Total financial assets                                               $ 878,702           $ 70,000        $ 808,702
                                                              =================  =================  ===============

Offsetting of financial liabilities:
Derivative instruments                                                $ 14,488                $ -         $ 14,488
Investment-type insurance contracts - embedded derivatives             286,801                  -          286,801
                                                              -----------------  -----------------  ---------------
Total derivatives subject to a master
netting arrangement                                                    301,289                  -          301,289
Repurchase agreements                                                2,260,749          2,260,749                -
                                                              -----------------  -----------------  ---------------
Total financial liabilities                                        $ 2,562,038        $ 2,260,749        $ 301,289
                                                              =================  =================  ===============

                                                                                December 31, 2012
                                                              -----------------------------------------------------

                                                               Gross Amounts
                                                              Presented in the      Financial
                                                                  Balance          Instruments/       Gross/ Net
                                                                   Sheet            Collateral          Amount
                                                              -----------------  -----------------  ---------------

Offsetting of financial assets:
Derivative instruments                                               $ 306,972                $ -        $ 306,972
Reinsurance receivables - embedded derivatives
from reinsurance ceded                                                 218,905                  -          218,905
                                                              -----------------  -----------------  ---------------
Total derivative instruments subject to a master
netting arrangement                                                    525,877                  -          525,877
Reverse repurchase agreements                                          123,034            123,034                -
                                                              -----------------  -----------------  ---------------
Total financial assets                                               $ 648,911          $ 123,034        $ 525,877
                                                              =================  =================  ===============

Offsetting of financial liabilities:
Derivative instruments                                                 $ 1,660                $ -          $ 1,660
Investment-type insurance contracts - embedded derivatives             181,550                  -          181,550
                                                              -----------------  -----------------  ---------------
Total derivatives subject to a master
netting arrangement                                                    183,210                  -          183,210
Repurchase agreements                                                2,184,795          2,184,795                -
                                                              -----------------  -----------------  ---------------
Total financial liabilities                                        $ 2,368,005        $ 2,184,795        $ 183,210
                                                              =================  =================  ===============

7.      VARIABLE INTEREST ENTITIES

        In 2009, the Company completed a re-securitization transaction by transferring nonagency RMBS to a special interest entity, which then transferred the securities to a nonaffiliated Trust. The cash flows from the transferred securities will be used to service re-tranched and re-rated securities issued by the Trust. Upon completion of the re-securitization, the previous carrying amount of the transferred securities was allocated to the securities issued by the Trust. The beneficial interests in the remaining securities issued by the Trust had been retained by the Company and had a carrying value equal to the prior carrying value of the transferred securities less the carrying value allocated to the re-securitized securities sold. As of December 31,
        2013, the beneficial interests in the remaining securities had a book value of $108,165 and fair value of $114,369.

        In addition, the Company has other investments in limited partnerships, special purpose vehicles ("SPVs"), a re-securitization trust and a private debt fund that are reviewed to determine if they are VIEs. The
        VIEs are primarily limited partnerships formed for the purpose of purchasing fixed income and private equity securities and SPVs formed for specific business purposes such as aircraft leasing. Financing for these VIEs is primarily accomplished through limited partnership contributions and various debt structures. For limited partnerships, the
        Company is a limited partner with no voting rights in the VIEs. For the
        SPVs, the Company is typically a senior and subordinated debt holder with limited voting rights, which are not significant enough to direct activities of the SPV. In the case of the SPVs, the Company reports its investment in these entities as a component of fixed maturity investments. The Company's involvement with the re-securitization trust and private debt fund is limited due to a third-party manager. Certain of these investments were determined to be VIEs, but in each case the
        Company has determined it is not the primary beneficiary. The determination was based on the conclusion that the Company does not have the power to direct the activities of the VIEs that most significantly impact the entities' economic performance. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.

        The Company's maximum exposure to loss is based on the carrying value of the limited partnerships, SPVs, the remaining beneficial interests held for the re-securitization trust and its investment in the private debt fund. The Company's carrying amount of its asset compared to its maximum exposure to loss as of December 31, 2013 is as follows:

            Limited partnerships
             Carrying amount of asset                        $ 848,632
             Maximum exposure to loss                          848,632
            Special Purpose Vehicles
             Carrying amount of asset                          357,445
             Maximum exposure to loss                          357,445
            Private Debt Fund
             Carrying amount of asset                          119,223
             Maximum exposure to loss                          119,223
            Resecuritization trust
             Beneficial interests held in trust                114,369
             Maximum exposure to loss                          114,369

8.      OTHER BORROWINGS

        At December 31, 2013, 2012 and 2011, the Company had outstanding borrowings of $929,870, $649,870 and $349,870, respectively from the
        FHLB in accordance with the terms of its membership agreement. The purpose of the borrowings is to complement the Company's security lending program. The borrowings are reported as a component of repurchase agreements, other borrowings and collateral on derivative instruments in the consolidated balance sheets. The borrowings outstanding at December 31, 2013 have maturity dates in March and June of 2014, February, August and December of 2015. The interest rates on the outstanding borrowings range from 0.32% to 0.68%. Interest expense incurred during 2013, 2012 and 2011 was $4,278, $2,002 and $1,940, respectively, and is reported as a component of net investment income in the consolidated statements of income. The fair value of this borrowing approximates its reported value due to its short maturity.

        In accordance with the FHLB membership agreement, the Company was required to purchase FHLB common stock. At December 31, 2013, 2012 and
        2011 the Company held $47,195, $38,919 and $25,619 of FHLB common stock, respectively. In addition, the Company has posted mortgage loans and agency MBS/CMO fixed income securities with fair values in excess of the amount of the borrowing as collateral.

        On December 31, 2011 Solberg Re, an indirect wholly owned limited purpose subsidiary domiciled in the State of Iowa, secured an irrevocable standby letter of credit ("LOC") from a large commercial bank. On June 28, 2013, the LOC facility was amended to increase the aggregate maximum LOC amount, extend the term and increase the life insurance policies covered under the agreement. The amended LOC, which has a term of 13 years, has an aggregate maximum issuance amount of
        $700,000, of which $411,492 and $325,161 were issued and outstanding at
        December 31, 2013 and December 31, 2012, respectively. The purpose of the LOC is to support redundant statutory required reserves on specific term life insurance policies issued by Midland National and North
        American and ceded to Solberg Re. The LOC can be drawn upon when actual policy benefits applicable to the specific life insurance term policies exceed specified thresholds. Solberg Re does not anticipate drawing funds against the LOC. Total credit facility origination costs of $5,814 were incurred and capitalized during 2011 and 2012 and are included in other receivables, other assets and property, plant and equipment on the consolidated balance sheets. The capitalized fees will be amortized over the original life of the facility. Amortization expense of $447 was recorded in 2013 and 2012, respectively. The Company expects to amortize
        $447 in each of the next five years. In addition, a quarterly fee equal to 1.45% per annum of the outstanding LOC was paid during 2012 and part of 2013. As part of the LOC facility amendment, the quarterly fee was changed to 1.3855% per annum of the outstanding LOC, which will be paid during the remaining term of the facility. LOC fees of $5,136 and $4,054 were paid in 2013 and 2012, respectively.

        On December 31, 2012 MNL Re, another indirect wholly owned limited purpose subsidiary domiciled in the State of Iowa, secured a contingent note guarantee of specific risks on certain permanent life insurance policies assumed from Midland National and North American from an unrelated third party. The contingent note guarantee was amended on
        December 31, 2013 to increase the aggregate maximum guarantee amount, extend the term and increase the permanent life insurance policies covered under the agreement. This contingent note guarantee functions in a manner similar to a letter of credit. The contingent note guarantee has a term of 23 years and an aggregate maximum guarantee amount of
        $1,250,000, of which $417,440 and $140,723 was utilized at December 31,
        2013 and 2012, respectively. MNL Re pays a fee to the guarantee provider equal to 0.65% per annum, payable quarterly, applied to the amount of the guarantee utilized. The contingent note guarantee can be drawn upon when actual policy benefits applicable to the specific permanent life insurance policies exceed certain thresholds. MNL Re does not anticipate drawing funds against the contingent note guarantee. December 31, 2013 and 2012, fees paid related to this contingent note guarantee were
        $1,339 and $229 respectively.

9.      DAC, DSI and PVFP

        Policy acquisition costs of new and acquired business deferred and amortized for the years ended December 31, 2013, 2012 and 2011 are as follows:

                                                               2013            2012            2011
                                                          ---------------  -------------  ----------------

DAC, beginning of year                                       $ 1,205,520    $ 1,247,354       $ 1,346,860
Commissions deferred                                             281,921        255,404           219,380
Underwriting and acquisition expenses deferred                    13,743         13,112            12,631
Change in offset to unrealized (gains) losses                    168,066       (108,999)         (137,401)
Amortization related to operations                              (144,051)      (206,802)         (202,734)
Amortization related to realized (gains) losses                  (12,257)        (2,434)            2,681
Amortization related to derivatives (gains) losses               (31,267)         7,885             5,937
                                                          ---------------  -------------  ----------------

DAC, end of year                                             $ 1,481,675    $ 1,205,520       $ 1,247,354
                                                          ===============  =============  ================

        The composition of DSI for the years ended December 31, 2013, 2012 and 2011 is summarized below:

                                                                2013            2012            2011
                                                          ---------------  -------------  ----------------

DSI, beginning of year                                        $  324,262      $ 374,891        $  456,382
Sales inducement costs deferred                                  111,657         88,791            81,990
Change in offset to unrealized (gains) losses                     98,794        (60,497)          (84,826)
Amortization related to operations                               (67,057)       (82,074)          (84,532)
Amortization related to realized (gains) losses                   (5,536)        (1,170)            1,578
Amortization related to derivatives (gains) losses               (10,244)         4,321             4,299
                                                          ---------------  -------------  ----------------

DSI, end of year                                              $  451,876      $ 324,262        $  374,891
                                                          ===============  =============  ================

        The composition of the PVFP for the years ended December 31, 2013, 2012 and 2011 is summarized below:

                                                               2013            2012            2011
                                                          ---------------  -------------  ----------------

PVFP, beginning of year                                       $   16,084      $  17,176        $   21,015
Amortization                                                      (1,625)        (1,092)           (3,839)
                                                          ---------------  -------------  ----------------

PVFP, end of year                                             $   14,459      $  16,084        $   17,176
                                                          ===============  =============  ================

10.     PROPERTY, PLANT AND EQUIPMENT

        The major classifications of property, plant and equipment recorded in the consolidated balance sheets as a component of other receivables, other assets and property, plant and equipment are as follows:

                                               Range of
                                             Useful Lives         2013           2012
                                           -----------------  -------------  -------------
Land                                              -               $  3,029       $  3,029
Buildings and improvements                  20 - 39 years           18,746         18,746
Leasehold improvements                      10 - 40 years            2,322          1,961
Furniture and fixtures                         10 years              7,788          7,578
Computer equipment and software               3 - 10 years          65,275         49,019
Other                                          3 - 5 years              51             40
                                                              -------------  -------------
                                                                    97,211         80,373
Accumulated depreciation                                           (40,201)       (33,993)
                                                              -------------  -------------
                                                                 $  57,010      $  46,380
                                                              =============  =============

        Depreciation expense was $8,644, $6,423 and $6,099 for the years ended
        December 31, 2013, 2012 and 2011, respectively.

11.     REINSURANCE

        The Company is primarily involved in the cession and, to a lesser degree, assumption of life and annuity reinsurance with other companies.
        Reinsurance premiums and claims ceded and assumed for the years ended
        December 31 are as follows:

                                      2013                     2012                      2011
                               -----------------------  -----------------------  -----------------------
                                 Ceded      Assumed       Ceded      Assumed       Ceded      Assumed
                               ----------  -----------  ----------  -----------  ----------- -----------

Premiums and deposits
 on investment contracts        $264,176     $131,726    $461,561     $112,130     $533,766     $ 9,034

Claims and investment
 contract withdrawals            230,860       39,023     257,257       27,281      212,969       1,337

        The Company is party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies of specific annuity plans issued from January
        1, 2002 through March 31, 2005, 60% of substantially all policies of specific annuity plans issued from April 1, 2005 through February 29,
        2008, and 50% of substantially all policies of specific annuity plans issued from March 1, 2008 through November 30, 2012. In these agreements, the Company agrees to withhold, on behalf of the reinsurer, assets equal to the statutory liabilities associated with these policies. The Company has netted the funds withheld liability of
        $4,221,227 and $4,148,863 against the reserve credits of $4,735,912 and
        $4,889,736 in reinsurance receivables in the December 31, 2013 and 2012 consolidated balance sheets, respectively. The reserve credits contain embedded derivatives as discussed in Note 5.

        The Company is a party to a coinsurance agreement with Guggenheim Life and Annuity Company ("GLAC"), an affiliate. This is an indemnity agreement that covers 100% of all policies issued from January 1, 2008 through September 30, 2009 of specific annuity plans. Reserve credits of
        $425,959 and $553,124 associated with this agreement are reported as a component of reinsurance receivables in the December 31, 2013 and 2012 consolidated balance sheets, respectively.

        MNL Re has a coinsurance agreement with North American, which was subsequently amended and restated on December 31, 2013. On June 28,
        2013, the agreement was amended and extends the term and increase the life insurance policies covered under the agreement. In accordance with the coinsurance agreement North American ceded a defined block of permanent life insurance products to MNL Re. At December 31, 2013 and
        2012, MNL Re assumed reserves of $55,855 and $34,995, respectively, which are included in reinsurance receivables. MNL Re received premiums of $35,013 and $42,135 from North American in 2013 and 2012, respectively. MNL Re paid experience refunds to North American of $158,
        $1,152 and $4,738 in 2013, 2012 and 2011, respectively.

        On December 31, 2011, Solberg Re entered into a coinsurance agreement with North American. On June 28, 2013, the agreement was amended and extends the term and increase the life insurance policies covered under the agreement. In accordance with the coinsurance agreement North
        American ceded a defined block of term life insurance to Solberg Re. At
        December 31, 2013 and 2012, Solberg Re assumed reserves of $97,284 and
        $74,822, respectively, which are included in reinsurance receivables.
        Solberg Re received premiums of $52,671 and $42,266 from North American in 2013 and 2012, respectively. In addition, Solberg Re received a reinsurance assumed risk charge of $10,493 and $8,685 in 2013 and 2012, respectively from North American. Solberg Re paid an expense allowance of $18,573 and $14,480 in 2013 and 2012, respectively and paid claims of
        $13,429 and $10,683 in 2013 and 2012, respectively to North American.

        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

12.     NOTES PAYABLE

        On October 28, 2013, the Company issued a note payable to its parent,
        SFG, for $142,000. The note payable bears an interest rate of 7.5%
        payable semi-annually. The maturity date of the note is October 31,
        2043. The amount of interest accrued and incurred during 2013 was
        $1,897. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division.

13.     ACCUMULATED OTHER COMPREHENSIVE INCOME

        The components of accumulated OCI are as follows:

                                                              2013            2012
                                                          --------------  --------------

Net unrealized gain
     Available-for-sale securities                           $  977,412     $ 2,743,416
     Certain interest rate swaps                                      -           1,140
     Non-credit portion of OTTI losses                             (272)        (31,094)
Intangibles                                                    (159,066)       (429,915)
Pension liability:
     Unrecognized actuarial net gains                           (13,351)        (21,298)
Postretirement liability:
     Unrecognized actuarial net gains                            19,509          (6,658)
     Unrecognized prior service costs                            (9,541)            487
Deferred income taxes                                          (285,142)       (789,627)
                                                          --------------  --------------

Accumulated other comprehensive income                       $  529,549     $ 1,466,451
                                                          ==============  ==============

        The following table sets forth the changes in each component of accumulated OCI:

                                                             2013            2012             2011
                                                          --------------  --------------  ---------------

Net unrealized gain
     Available-for-sale securities                          $(1,654,549)     $1,313,309       $1,243,917
     Certain interest rate swaps                                 (1,140)         (1,025)             272
     Non-credit portion of OTTI losses                           30,822          (6,694)          (4,387)
Intangibles                                                     270,849        (191,149)        (202,463)
Reclassification adjustment for (gains) losses released
     into income                                               (111,456)        (39,681)          12,445
Pension liability:
     Amortization of net loss in net periodic benefit expense     2,768           2,363            1,450
     Net gain (loss) recognized in accrued benefit costs          5,179          (1,585)          (6,464)
Postretirement liability:
     Amortization of net gain in net periodic
     benefit expense                                               (100)            236              504
     Amortization of prior service costs                          4,917             (34)            (117)
     Net gain (loss) recognized in accrued benefit costs          1,978           1,997           (6,303)
     Prior service costs arising in current year                  9,345           1,997           (6,303)
     Transfer from affiliates                                         -             245                -
Deferred income taxes                                           504,485        (377,294)        (363,598)
                                                          --------------  --------------  ---------------

     Total other comprehensive income                        $ (936,902)     $  702,685       $  668,953
                                                          ==============  ==============  ===============

        The unrealized gain (loss) on available-for-sale securities, certain interest rate swaps, and non-credit portion of OTTI losses is adjusted by intangibles and deferred income taxes and is included in the statements of comprehensive income.

14.     INCOME TAXES

        The significant components of income tax expense are as follows:

                                                    2013            2012            2011
                                                --------------  --------------  --------------

Current                                             $  39,151       $  55,326       $  18,207
Deferred                                              199,847          86,702          90,205
                                                --------------  --------------  --------------
   Total income tax expense                        $  238,998      $  142,028      $  108,412
                                                ==============  ==============  ==============

        Total income tax expense attributable to income before taxes differs from the amounts that would result from applying the U.S. federal statutory income tax rate of 35% in 2013, 2012 and 2011 as follows:

                                                    2013            2012            2011
                                                --------------  --------------  --------------

At statutory federal income tax rate               $  266,527      $  170,926      $  138,128
Dividends received deductions                          (1,572)         (1,726)         (1,112)
Nondeductible ESOP expense                              7,024           6,538           4,655
Tax credits                                           (33,668)        (33,680)        (33,010)
Other, net                                                687             (30)           (249)
                                                --------------  --------------  --------------
   Total income tax expense                        $  238,998      $  142,028      $  108,412
                                                ==============  ==============  ==============

        The tax effects of temporary differences that give rise to significant portions of deferred income tax assets and deferred income tax liabilities at December 31, 2013 and 2012 are as follows:

                                                               2013            2012
                                                          --------------  --------------

Deferred income tax assets
   Policy liabilities and reserves                           $  686,533      $  635,596
   Other, net                                                    56,719          56,335
                                                          --------------  --------------
     Total deferred income tax assets                           743,252         691,931
                                                          --------------  --------------
Deferred income tax liabilities
   Present value of future profits of acquired business          (5,061)         (5,629)
   Investments                                                 (660,640)     (1,044,392)
   Deferred policy acquisition costs and deferred sales
    inducements                                                (549,345)       (418,350)
                                                          --------------  --------------
     Total deferred income tax liabilities                   (1,215,046)     (1,468,371)
                                                          --------------  --------------
     Net deferred income tax asset (liability)               $ (471,794)     $ (776,440)
                                                          ==============  ==============

        If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized.
        Based upon a review of the Company's anticipated future taxable income and after considering all other available evidence, both positive and negative, the Company's management concluded that it is more likely than not that the gross deferred tax assets will be realized, and no valuation allowance is necessary.

        The Company has not established a liability for unrecognized tax benefits and does not expect this to change during the next twelve months. The Company recognizes interest and/or penalties as a component of tax expense. The Company did not have any accrued interest and penalties at December 31, 2013 and 2012.

        The Company is no longer subject to IRS examination for years before 2010.

15.     STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

        The Company is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
        ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        The prescribed and permitted practices used by the Company in 2013 include the following:

        1.      In 2006 Iowa issued a prescribed practice that allows other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. As a result, the Company carries the assets of the separate accounts related to its bank owned life insurance products at book value.

        2.      In 2008 Iowa issued a prescribed practice to account for call option derivative assets that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices at amortized cost. Other derivative
                instruments such as indexed futures, swaps and swaptions that may be used to hedge the growth in interest credited to the policy as a direct result of changes in the related indices would still be accounted for at fair value since an amortized cost for these instruments does not exist. As a result, the
                Company elected to establish a voluntary reserve to offset increases in the values of these other derivative instruments.
                The prescribed practice also provides guidance to determine indexed annuity reserve calculations based on the Guideline 35
                Reserve assuming the market value of the call option(s)
                associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The Company adopted this prescribed practice in 2008.

        The combined effect of applying these prescribed practices in 2013 decreased the Company's statutory-based surplus by $31,889. The risk-based capital excluding the effect of these prescribed practices would not have resulted in a regulatory trigger event.

        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to notification of regulatory authorities.
        The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory income (generally, the greater of prior year statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of
        $122,441, $75,523 and $114,692 in 2013, 2012 and 2011, respectively.
        Dividends payable in 2014 up to approximately $460,689 will not require prior approval of regulatory authorities.

        The statutory net gain from operations of the Company for the years ended December 31, 2013, 2012 and 2011, was $460,689, $359,533 and
        $326,031, respectively, and reported surplus at December 31, 2013, 2012 and 2011, was $2,563,054, $2,124,326 and $1,854,241, respectively, in accordance with statutory accounting principles.

16.     OPERATING LEASES

        The Company leases certain equipment and office space. Rental expense of
        $3,883, $3,824 and $4,224 was incurred in 2013, 2012 and 2011, respectively. Approximate future minimum lease payments under noncancellable leases are as follows:

        Year ending December 31,
        2014                                    $ 2,757
        2015                                      2,867
        2016                                      2,437
        2017                                      2,541
        2018                                      2,576
        Thereafter                                7,045
                                           -------------
                                               $ 20,223
                                           =============

17.     EMPLOYEE BENEFIT PLANS

        Defined benefit pension plan and post-retirement health care benefits

        The Company has a noncontributory defined benefit pension plan ("Pension
        Plan") covering certain full-time employees. In addition, the Company provides certain post-retirement health care benefits through a health and welfare benefit plan ("Other Benefit Plan") and life insurance benefits for eligible active and retired employees.

        The information for the Pension Plan and Other Benefits Plan, which reflects an allocation of the Company's portion of the SEI plans at
        December 31, is as follows:

                                                                  Pension Plan            Other Benefit Plan
                                                               2013         2012          2013          2012
                                                            ------------ ------------  ------------  ------------
Obligation and funded status
Accumulated benefit obligation                                $ (52,094)    $(58,297)    $ (16,008)     $(31,051)
Fair value of plan assets                                        49,064       49,254             -             -
                                                            ------------ ------------  ------------  ------------
Underfunded status                                             $ (3,030)    $ (9,043)    $ (16,008)     $(31,051)
                                                            ============ ============  ============  ============
Accrued benefit liability recognized
in other liabilities                                           $ (3,030)    $ (9,043)    $ (16,008)     $(31,051)
                                                            ============ ============  ============  ============

Changes in liability for benefits recognized in
   accumulated OCI (pre-tax)
Beginning balance                                             $ (21,298)    $(22,076)     $ (6,171)     $ (8,615)
Net (gain) loss amortized into net periodic benefit cost          2,768       (1,585)        4,917         1,997
Net gain (loss) arising during the period                         5,179        2,363           191           202
Net curtailment effect                                                -            -         1,978             -
Prior service costs arising during period                             -            -         9,345             -
Amortization of prior service costs                                   -            -          (292)            -
Transfer from affiliate                                               -            -             -           245
                                                            ------------ ------------  ------------  ------------
Balance at December 31                                        $ (13,351)    $(21,298)      $ 9,968      $ (6,171)
                                                            ============ ============  ============  ============

Changes in deferred taxes recognized in
   accumulated OCI                                              $ 2,781      $   272       $ 5,649       $   856
                                                            ============ ============  ============  ============

                                                                     Pension Plan                    Other Benefit Plan
                                                              2013       2012        2011       2013        2012       2011
                                                            ---------  ----------  ---------  ----------  ---------  ----------
Additional information
Net periodic benefit income (costs)                         $ (1,933)   $ (1,374)    $ (849)   $ (1,207)    $2,495      $2,218
Curtailment income                                                 -           -          -         826          -           -
Net periodic benefit cost reclassified from
   accumulated OCI                                            (2,768)     (2,363)    (1,450)        100       (202)       (387)
Employer contributions                                             -           -      5,000         110        269         263
Employee contributions                                             -           -          -         329        325         185
Benefit payments                                               1,504       1,242        531         526        697         525

Actuarial assumptions
Weighted-average assumptions used to determine benefit
   obligations as of December 31:
     Discount rate                                           4.70%       3.82%      4.27%       4.75%      3.95%       4.28%
     Expected return on plan assets                          6.50%       7.00%      7.00%        N/A        N/A         N/A

Weighted-average assumptions used to determine net
   costs for the years ended December 31:
     Discount rate                                           3.82%       4.27%      5.33%     3.95% / 4.71%4.28%       5.12%
     Expected return on plan assets                          6.50%       7.00%      7.00%        N/A         N/A        N/A

        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:

                                                                Other
                                                  Pension      Benefit
                                                   Plan         Plan
                                                ------------ ------------
          Year ending December 31,
                 2014                               $ 1,514        $ 591
                 2015                                 1,655          647
                 2016                                 1,826          712
                 2017                                 1,955          763
                 2018                                 2,138          828
                 2019-2023                           14,077        5,087

        Pension Plan

        Effective December 31, 2004, the Company approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit
        Pension Plan. This has the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the
        Pension Plan to the extent each participant is or becomes 100% vested in such accrued benefits.

        In 2013, 2012 and 2011, the Pension Plan recorded an actuarial loss/(gain) of ($6,916), $3,322 and $8,220, respectively, due to demographic experience, including assumption changes, and investment returns that vary from assumptions made during the prior year.

        For 2013 and 2012, the Company's weighted-average expected long-term rate of return on assets was 6.50% and 7.00%, respectively. In developing this assumption, the Company evaluated input from its third party pension plan asset managers, including their review of asset class return expectations and long-term inflation assumptions. The Company also considered its historical average return, which was in line with the expected long-term rate of return assumption for 2013.

        The Pension Plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:

                                                    2013
                                                   Target         2013         2012
                                                 ------------  ------------ ------------
Cash and cash equivalents, and
   fixed income investments                              50%           51%          63%
Equity correlated investments                            50%           49%          37%
                                                 ------------  ------------ ------------

           Total                                        100%          100%         100%
                                                 ============  ============ ============

        It is the Company's policy to invest Pension Plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations investment strategies above. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. To achieve the desired returns, the plan assets are invested primarily in a variety of individual fixed income securities matched to the plan's liabilities as well as diversified equity portfolio comprised of assets that are expected to generate an excess return over the return associated with the plan liabilities. This equity portfolio is expected to achieve long-term returns similar to the return on equities with reduced volatility through the use of option overlay, geographic diversification and a focus on strategies with higher income generation capacity.

        The following table summarizes the valuation of the Company's Pension
        Plan assets carried at fair value as of December 31, 2013 and 2012 by asset class:

                                                          December 31, 2013
                                       -----------------------------------------------------------
                                        Quoted Prices    Significant
                                          in Active         Other       Significant
                                         Markets for     Observable    Unobservable
                                       Identical Assets    Inputs         Inputs
                                          (Level 1)       (Level 2)      (Level 3)       Total
                                       ----------------  ------------  -------------- ------------

Cash and cash equivalents (A)                      $ -       $ 1,594             $ -      $ 1,594
Fixed income investments (B)
U.S. government                                      -         1,064               -        1,064
Asset-backed securities                              -         1,175             151        1,326
Corporate bonds                                      -        17,031               -       17,031
Mortgage-backed securities                           -         1,680               -        1,680
Municipal bonds                                      -         1,751               -        1,751

Pooled funds (C)                                24,052             -             231       24,283

Receivables (D)                                    335             -               -          335
                                       ----------------  ------------  -------------- ------------
                                              $ 24,387      $ 24,295           $ 382     $ 49,064
                                       ================  ============  ============== ============

                                                           December 31, 2012
                                       -----------------------------------------------------------
                                        Quoted Prices    Significant
                                          in Active         Other       Significant
                                         Markets for     Observable    Unobservable
                                       Identical Assets    Inputs         Inputs
                                          (Level 1)       (Level 2)      (Level 3)       Total
                                       ----------------  ------------  -------------- ------------
Cash and cash equivalents (A)                      $ 6         $ 634             $ -        $ 640
Fixed income investments (B)
Asset-backed securities                              -         2,179             167        2,346
Corporate bonds                                      -        24,260             307       24,567
Mortgage-backed securities                           -         1,942               -        1,942
Municipal bonds                                      -         1,585               -        1,585

Pooled funds (C)                                17,211             -             546       17,757

Receivables (D)                                    417             -               -          417
                                       ----------------  ------------  -------------- ------------
                                              $ 17,634      $ 30,600         $ 1,020     $ 49,254
                                       ================  ============  ============== ============

        (A)     Cash equivalents are held in a readily accessible money market fund invested in short-term U.S. Treasury securities.
                Bids/pricing of such securities held by the fund is received from individual brokers based on specific yields and maturities.

        (B)     Fixed income investments are generally based on quoted prices in active markets. When quoted prices are not available, fair value is determined based on valuation models that use inputs such as interest-rate yield curves, cross-currency basis index spreads and country-specific credit spreads similar to the bond in terms of issuer maturity and seniority.

        (C)     Pooled funds include mutual funds and hedge funds. Mutual funds are registered investments that are priced at net asset value
                ("NAV") at the end of each day. Mutual funds are invested in equities and commodities across a broad investment spectrum, including mid-cap, large-cap, emerging and developed market, liquid real estate and infrastructure. Hedge funds are primarily valued by each fund's administrator based upon the valuation of the underlying assets by applying methodologies as appropriate to the specific security/ instrument.

        (D)     Receivables are primarily accrued interest on fixed income investments.

        The Company is not required to make a contribution in 2014 and is evaluating the amount, if any, of discretionary contributions.

        The estimated amortization of net loss for the pension plan in 2014 is
        $1,458. The estimated 2014 net periodic benefit expense for the pension plan is $754. In 2014 a 50 basis point increase to the discount rate projected at 4.70 would decrease the net periodic cost by $360 and a 50 basis point decrease would increase the net periodic cost by $1,196. In
        2014 a 50 basis point increase to the expected rate of return on assets projected at 6.50% would decrease the net periodic cost by $514 and a 50 basis point decrease would increase the net periodic cost by $994.

        Other Benefit Plan

        Effective January 1, 2012 the obligations for the postretirement health plan associated with the employees of an affiliated insurer, North
        American, were transferred to the Company. This transfer corresponded with the transfer of all active employees from the affiliated insurer to the Company. The transfer of $7,102 of benefit obligation was supported by $7,102 of cash which resulted in no impact to the Company's postretirement health costs in 2012.

        In 2013, 2012 and 2011, the Other Benefit Plan recorded an actuarial loss/(gain) of ($4,037), $1,557, and $2,933, respectively, due to assumption changes and demographic experience different from rates assumed during the prior year.

        For measurement purposes, a 6.10% annual rate of increase in the per capita cost of covered healthcare benefits was assumed for 2012, and that rate was assumed to decrease gradually to 4.20% by 2084. For 2013, a 5.40% assumed annual rate of increase in the per capita cost of covered healthcare benefits were assumed, and that rate was assumed to decrease gradually to 4.20% by 2084.

        The estimated 2014 amortization of net loss/(gain) and prior service cost for the Other Benefit Plan is ($1,065). The estimated 2014 net periodic benefit expense for the Other Benefit Plan is $316.

        A plan amendment affecting Post-65 retirees of certain subsidiaries of the Company changed the way healthcare will be provided to all Medicare eligible retirees and their spouses. Coverage will be offered by a private healthcare exchange and the subsidiary will contribute an annual amount that the retirees can use to purchase coverage through the exchange. The amendment resulted in curtailment income of $826. The
        Company recorded a reduction in benefit obligations of $11,323 related to the plan amendment and curtailment.

        Employee stock ownership plan

        The Company participates in an Employee Stock Ownership Plan ("ESOP")
        sponsored by SEI covering certain full-time employees. Prior to 2010, the majority of SEI's stock was held in the Charles A. Sammons 1987
        Charitable Remainder Trust Number Two (the "CRT"). Prior to his death in
        1988, Charles A. Sammons, the founder of SEI, established the CRT. The death of his widow, Elaine D. Sammons, in January 2009, initiated the process of settling the CRT. In January 2010, the 7,664,402 shares of the SEI stock held by the CRT were transferred to the ESOP (the
        "Transfer") as unallocated shares, which completed the settlement of the
        CRT. As of December 31, 2013 the ESOP owns 100% of the outstanding stock of SEI.

        Compensation expense of $20,070, $18,680 and $13,301 for 2013, 2012 and
        2011, respectively, was recorded related to the ESOP.

18.     OTHER RELATED PARTY TRANSACTIONS

        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $11,393, $9,568 and $7,940 in 2013,
        2012 and 2011, respectively, related to these contracts.

        During 2013, Midland National issued guaranteed investment contracts to
        SEI for $102,000. These contracts are included in policyholder account balances in the accompanying consolidated balance sheet at December 31,
        2013. These contracts pay 1% interest and mature in equal monthly installments over a one year period. Each installment may be renewed for an additional one year period. Interest incurred on these contracts during 2013 was $153.

        Guggenheim Partners Investment Management ("GPIM") provides investment management services for the Company. During 2013, 2012 and 2011, the
        Company incurred $31,616, $27,989 and $24,764, respectively, for these investment management services. The fee is calculated based on the average fair value of invested assets under management multiplied by a contractual rate.

        Effective March 31, 2013, the Company entered into an agreement with
        Guggenheim Commercial Real Estate Finance, LLC which provides commercial mortgage loan origination and servicing services for the Company. During
        2013, the Company incurred expense of $2,312 for these commercial mortgage services. The fee is calculated monthly based on the outstanding principal balance of the commercial mortgage loans and real estate owned multiplied by a contractual rate.

        The Company had a $70,000 reverse repurchase agreement with Guggenheim
        Aircraft Opportunity Fund, L.P. (a limited partnership managed by
        Guggenheim). The reverse repurchase agreement is reported in short-term investments in the consolidated balance sheets, has an initial term of
        364 days, is renewable and earns an interest rate of 3.92%. The Company earned $193 and $41 from this agreement in 2013 and 2012, respectively.

        At December 31, 2013, the Company holds various investment securities issued by Guggenheim and its affiliates. These securities are reported in fixed maturities, available-for-sale in the accompanying consolidated balance sheet at December 31, 2013 and include securities issued by
        Guggenheim ( 4.25% interest, $42,835 par, $43,306 reported value, due
        2020) and Security Benefit Life Insurance Company (7.45% interest,
        $24,313 par, $25,114 reported value, due 2033).

        The Company provided specified accounting and financial reporting services to GLAC in accordance with a service contract which terminated effective August 15, 2013. The service fees received were $361, $402 and
        $355 in 2013, 2012 and 2011, respectively.

        The Company is part to two coinsurance agreements with GLAC. See Note 11 for further discussion of these transactions.

        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $577, $557 and $516 in 2013, 2012 and 2011, respectively, related to SSI sales.

19.     COMMITMENTS AND CONTINGENCIES

        The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits. The Company believes these claims and lawsuits, either individually or in aggregate, will not materially affect the Company's financial position or results of operations.

        The Company is a party to various agreements with state regulators on the use of the Social Security Administration's Death Master File (the
        "DMF") in determining whether an insured has died. These agreements address whether the Company is liable for a death benefit, or for the escheatment of the value of a death benefit, even in situations where the beneficiary has not filed a claim. The Company has completed a review of the initial information obtained from the DMF and has established a liability of $9,710 in anticipation of discovering unreported death claims. This amount was charged against earnings in
        2013 and the Company believes the liability is sufficient to cover any unreported death claims to date that may arise from the review of the
        DMF.

        At December 31, 2013, the Company had outstanding capital commitments to limited partnerships of $64,516.

        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2013, the Company had $14,400 of outstanding private placement bond funding commitments.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the consolidated financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

20.     SUBSEQUENT EVENTS

        SEI elected S corporation tax status as of January 1, 2014. The Company, excluding the life insurance subsidiaries, will be taxed as an S corporation as of January 1, 2014. The Company estimates the financial effect of the change to be immaterial.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2013 and 2012
Midland National Life Insurance Company
Separate Account A
Index
--------------------------------------------------------------------------------------------

                                                                                     Page(s)

Report of Independent Registered Public Accounting Firm....................................1

Financial Statements

Statements of Assets and Liabilities, Operations and Changes in Net Assets..............2-64

Notes to Financial Statements..........................................................65-81
                Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Midland National Life Insurance
Company and Policy Holders of Midland National Life Insurance Company Separate
Account A:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Midland National Life Insurance Company Separate Account
A (which includes the Fidelity Variable Insurance Products Fund I, the Fidelity
Variable Insurance Products Fund II, the Fidelity Variable Insurance Products
Fund III, the American Century Variable Portfolios, Inc., the MFS Variable
Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger Fund, the Invesco
Variable Insurance Funds, the Van Eck Worldwide Insurance Trust, the PIMCO
Variable Insurance Trust, the Goldman Sachs Variable Insurance Trust, the
Neuberger Berman Advisors Management Trust, the ProFunds VP, and the Vanguard
Variable Insurance Funds subaccount thereof) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of Midland National Life
Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of the number of shares owned at December 31, 2013 by correspondence with the underlying registered investment companies, provide a reasonable basis for our opinion.

April 28, 2014

--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300, Des Moines, IA  50309
T: (515)246-3800, F: (515) 246- 3811, www.pwc.com/
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 2,374
     7,386,343 shares (cost $7,386,343)    $ 7,386,343       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                      2,374
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 7,386,343       Administrative expense                         1,180
                                         --------------
                                                             Mortality and expense risk                    54,090
                                                                                                    --------------

                                                                                                           55,270
                                                                                                    --------------

                                                          Net investment loss                             (52,896)

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments                    -
                                                           Change in net unrealized appreciation on
                                                            investments                                         -
                                                                                                    --------------

                                                          Net decrease in net assets resulting from
                                                          operations                                    $ (52,896)
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 8,436,858    $ 9,133,394

 Net decrease in net assets resulting from operations                                      (52,896)       (68,042)

Capital shares transactions
   Net premiums                                                                            946,207      1,144,896
   Transfers of policy loans                                                                94,367        107,188
   Transfers of cost of insurance                                                         (602,051)      (789,451)
   Transfers of surrenders                                                                (743,696)      (953,173)
   Transfers of death benefits                                                                (471)             -
   Transfers of other terminations                                                         (54,100)       (95,065)
   Interfund and net transfers to general account                                         (637,875)       (42,889)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (997,619)      (628,494)
                                                                                     -------------- --------------

 Total decrease in net assets                                                           (1,050,515)      (696,536)
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 7,386,343  $   8,436,858
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           2
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - High Income Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                            $ 394,516
     1,174,990 shares (cost $6,614,650)    $ 6,814,943       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                    394,516
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 6,814,943       Administrative expense                         3,537
                                         --------------
                                                             Mortality and expense risk                    50,460
                                                                                                    --------------

                                                                                                           53,997
                                                                                                    --------------

                                                          Net investment income                           340,519

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments              195,477
                                                           Change in net unrealized depreciation on
                                                            investments                                  (190,014)
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 345,982
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 7,025,031    $ 6,848,110

 Net increase in net assets resulting from operations                                      345,982        872,091

Capital shares transactions
   Net premiums                                                                            550,864        567,056
   Transfers of policy loans                                                                58,543         35,874
   Transfers of cost of insurance                                                         (487,116)      (503,166)
   Transfers of surrenders                                                                (359,684)      (420,017)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (33,747)       (26,143)
   Interfund and net transfers to general account                                         (284,930)      (348,774)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (556,070)      (695,170)
                                                                                     -------------- --------------

 Total (decrease) increase in net assets                                                  (210,088)       176,921
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 6,814,943  $   7,025,031
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           3
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Equity-Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 493,455
     902,752 shares (cost $17,593,971)     $ 21,025,103       Capital gains distributions                1,307,036
                                                                                                     --------------

Liabilities                                           -                                                  1,800,491
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 21,025,103       Administrative expense                        12,532
                                          --------------
                                                              Mortality and expense risk                   134,409
                                                                                                     --------------

                                                                                                           146,941
                                                                                                     --------------

                                                           Net investment income                         1,653,550

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments              762,722
                                                            Change in net unrealized appreciation on
                                                             investments                                 2,280,130
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                  $ 4,696,402
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 17,885,222   $ 16,930,511

 Net increase in net assets resulting from operations                                     4,696,402      2,680,440

Capital shares transactions
   Net premiums                                                                           1,332,877      1,280,016
   Transfers of policy loans                                                                167,656        159,458
   Transfers of cost of insurance                                                        (1,387,974)    (1,442,666)
   Transfers of surrenders                                                               (1,169,663)    (1,010,243)
   Transfers of death benefits                                                               (1,046)        (1,156)
   Transfers of other terminations                                                         (151,057)      (103,557)
   Interfund and net transfers to general account                                          (347,314)      (607,581)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                               (1,556,521)    (1,725,729)
                                                                                      -------------- --------------

 Total increase in net assets                                                             3,139,881        954,711
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 21,025,103  $  17,885,222
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           4
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 101,965
     693,907 shares (cost $26,656,272)     $ 39,649,841       Capital gains distributions                   24,277
                                                                                                     --------------

Liabilities                                           -                                                    126,242
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 39,649,841       Administrative expense                        20,098
                                          --------------
                                                              Mortality and expense risk                   227,793
                                                                                                     --------------

                                                                                                           247,891
                                                                                                     --------------

                                                           Net investment loss                            (121,649)

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments            2,512,153
                                                            Change in net unrealized appreciation on
                                                             investments                                 8,415,279
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                 $ 10,805,783
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 31,046,308   $ 29,771,838

 Net increase in net assets resulting from operations                                    10,805,783      4,124,421

Capital shares transactions
   Net premiums                                                                           2,653,164      2,568,145
   Transfers of policy loans                                                                346,450        400,271
   Transfers of cost of insurance                                                        (2,621,695)    (2,784,199)
   Transfers of surrenders                                                               (2,295,074)    (2,078,593)
   Transfers of death benefits                                                               (5,170)       (23,235)
   Transfers of other terminations                                                         (256,375)      (234,782)
   Interfund and net transfers to general account                                           (23,550)      (697,558)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                               (2,202,250)    (2,849,951)
                                                                                      -------------- --------------

 Total increase in net assets                                                             8,603,533      1,274,470
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 39,649,841  $  31,046,308
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           5
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Overseas Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 159,796
     626,038 shares (cost $10,582,407)     $ 12,921,417       Capital gains distributions                   43,805
                                                                                                     --------------

Liabilities                                           -                                                    203,601
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 12,921,417       Administrative expense                         4,146
                                          --------------
                                                              Mortality and expense risk                    98,481
                                                                                                     --------------

                                                                                                           102,627
                                                                                                     --------------

                                                           Net investment income                           100,974

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments              926,239
                                                            Change in net unrealized appreciation on
                                                             investments                                 2,162,358
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                  $ 3,189,571
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 18,251,637    $ 9,657,305

 Net increase in net assets resulting from operations                                     3,189,571      2,080,599

Capital shares transactions
   Net premiums                                                                           1,082,957      1,073,485
   Transfers of policy loans                                                                117,384        109,602
   Transfers of cost of insurance                                                          (781,366)      (821,550)
   Transfers of surrenders                                                                 (662,763)      (837,955)
   Transfers of death benefits                                                                    -         (4,153)
   Transfers of other terminations                                                         (150,797)       (75,283)
   Interfund and net transfers to general account                                        (8,125,206)     7,069,587
                                                                                      -------------- --------------

Net (decrease) increase in net assets from capital share transactions                    (8,519,791)     6,513,733
                                                                                      -------------- --------------

 Total (decrease) increase in net assets                                                 (5,330,220)     8,594,332
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 12,921,417  $  18,251,637
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           6
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Mid Cap Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 125,762
     755,720 shares (cost $24,948,864)     $ 27,500,667       Capital gains distributions                3,175,079
                                                                                                     --------------

Liabilities                                           -                                                  3,300,841
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 27,500,667       Administrative expense                           873
                                          --------------
                                                              Mortality and expense risk                   158,544
                                                                                                     --------------

                                                                                                           159,417
                                                                                                     --------------

                                                           Net investment income                         3,141,424

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments            1,659,988
                                                            Change in net unrealized appreciation on
                                                             investments                                 2,079,551
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                  $ 6,880,963
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 19,818,576   $ 18,737,788

 Net increase in net assets resulting from operations                                     6,880,963      2,627,290

Capital shares transactions
   Net premiums                                                                           1,885,383      1,581,664
   Transfers of policy loans                                                                177,818        183,606
   Transfers of cost of insurance                                                        (1,199,059)    (1,124,920)
   Transfers of surrenders                                                               (1,156,389)    (1,216,758)
   Transfers of death benefits                                                               (2,357)             -
   Transfers of other terminations                                                         (216,893)      (151,974)
   Interfund and net transfers from (to) general account                                  1,312,625       (818,120)
                                                                                      -------------- --------------

Net increase (decrease) in net assets from capital share transactions                       801,128     (1,546,502)
                                                                                      -------------- --------------

 Total increase in net assets                                                             7,682,091      1,080,788
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 27,500,667  $  19,818,576
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           7
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom Income Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                $ 624
     4,506 shares (cost $44,684)              $ 49,068       Capital gains distributions                      361
                                                                                                    --------------

Liabilities                                          -                                                        985
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                    $ 49,068       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                       336
                                                                                                    --------------

                                                                                                              336
                                                                                                    --------------

                                                          Net investment income                               649

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments                  141
                                                           Change in net unrealized appreciation on
                                                            investments                                     1,061
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                      $ 1,851
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                           $ 37,264       $ 39,584

 Net increase in net assets resulting from operations                                        1,851          2,148

Capital shares transactions
   Net premiums                                                                              2,320          3,500
   Transfers of policy loans                                                                     -              -
   Transfers of cost of insurance                                                           (1,764)        (2,283)
   Transfers of surrenders                                                                       -              -
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                               -              -
   Interfund and net transfers from (to) general account                                     9,397         (5,685)
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                        9,953         (4,468)
                                                                                     -------------- --------------

 Total increase (decrease) in net assets                                                    11,804         (2,320)
                                                                                     -------------- --------------

Net assets at end of year                                                                 $ 49,068    $    37,264
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           8
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2010 Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                 $ 21
     105 shares (cost $1,146)                  $ 1,290       Capital gains distributions                       15
                                                                                                    --------------

Liabilities                                          -                                                         36
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                     $ 1,290       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                         -
                                                                                                    --------------

                                                                                                                -
                                                                                                    --------------

                                                          Net investment income                                36

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments                   12
                                                           Change in net unrealized appreciation on
                                                            investments                                       113
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                        $ 161
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                            $ 1,275          $ 651

 Net increase in net assets resulting from operations                                          161            100

Capital shares transactions
   Net premiums                                                                                  -            684
   Transfers of policy loans                                                                     -              -
   Transfers of cost of insurance                                                             (205)          (195)
   Transfers of surrenders                                                                       -              -
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                               -              -
   Interfund and net transfers from general account                                             59             35
                                                                                     -------------- --------------

Net (decrease) increase in net assets from capital share transactions                         (146)           524
                                                                                     -------------- --------------

 Total increase in net assets                                                                   15            624
                                                                                     -------------- --------------

Net assets at end of year                                                                  $ 1,290    $     1,275
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           9
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2015 Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                $ 712
     3,361 shares (cost $39,070)              $ 41,773       Capital gains distributions                      501
                                                                                                    --------------

Liabilities                                          -                                                      1,213
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                    $ 41,773       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                        82
                                                                                                    --------------

                                                                                                               82
                                                                                                    --------------

                                                          Net investment income                             1,131

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments                3,557
                                                           Change in net unrealized depreciation on
                                                            investments                                      (199)
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                      $ 4,489
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                           $ 30,193       $ 23,395

 Net increase in net assets resulting from operations                                        4,489          2,817

Capital shares transactions
   Net premiums                                                                                971            211
   Transfers of policy loans                                                                 5,119          6,000
   Transfers of cost of insurance                                                           (3,292)        (2,931)
   Transfers of surrenders                                                                     (67)             -
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                             (29)             -
   Interfund and net transfers from general account                                          4,389            701
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                   7,091          3,981
                                                                                     -------------- --------------

 Total increase in net assets                                                               11,580          6,798
                                                                                     -------------- --------------

Net assets at end of year                                                                 $ 41,773    $    30,193
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           10
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2020 Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 3,921
     18,280 shares (cost $220,432)           $ 230,517       Capital gains distributions                    2,634
                                                                                                    --------------

Liabilities                                          -                                                      6,555
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 230,517       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                     1,055
                                                                                                    --------------

                                                                                                            1,055
                                                                                                    --------------

                                                          Net investment income                             5,500

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments               26,067
                                                           Change in net unrealized depreciation on
                                                            investments                                    (2,610)
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                     $ 28,957
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 169,924      $ 146,264

 Net increase in net assets resulting from operations                                       28,957         18,640

Capital shares transactions
   Net premiums                                                                             78,847         16,270
   Transfers of policy loans                                                               (60,269)             -
   Transfers of cost of insurance                                                          (12,718)       (11,391)
   Transfers of surrenders                                                                       -              -
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                               -              -
   Interfund and net transfers from general account                                         25,776            141
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                  31,636          5,020
                                                                                     -------------- --------------

 Total increase in net assets                                                               60,593         23,660
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 230,517   $    169,924
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           11
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2025 Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 1,136
     5,061 shares (cost $58,528)              $ 65,749       Capital gains distributions                      795
                                                                                                    --------------

Liabilities                                          -                                                      1,931
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                    $ 65,749       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                       253
                                                                                                    --------------

                                                                                                              253
                                                                                                    --------------

                                                          Net investment income                             1,678

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments                2,698
                                                           Change in net unrealized appreciation on
                                                            investments                                     4,154
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                      $ 8,530
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                           $ 35,923       $ 27,311

 Net increase in net assets resulting from operations                                        8,530          4,168

Capital shares transactions
   Net premiums                                                                              8,535          6,817
   Transfers of policy loans                                                                     -              -
   Transfers of cost of insurance                                                           (3,244)        (2,373)
   Transfers of surrenders                                                                       -              -
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                            (500)             -
   Interfund and net transfers from general account                                         16,505              -
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                  21,296          4,444
                                                                                     -------------- --------------

 Total increase in net assets                                                               29,826          8,612
                                                                                     -------------- --------------

Net assets at end of year                                                                 $ 65,749    $    35,923
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           12
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2030 Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 3,196
     15,587 shares (cost $164,731)           $ 200,132       Capital gains distributions                    2,494
                                                                                                    --------------

Liabilities                                          -                                                      5,690
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 200,132       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                       703
                                                                                                    --------------

                                                                                                              703
                                                                                                    --------------

                                                          Net investment income                             4,987

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments                6,694
                                                           Change in net unrealized appreciation on
                                                            investments                                    22,274
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                     $ 33,955
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 158,569      $ 135,254

 Net increase in net assets resulting from operations                                       33,955         21,030

Capital shares transactions
   Net premiums                                                                             27,606         30,456
   Transfers of policy loans                                                                     -              -
   Transfers of cost of insurance                                                          (15,036)       (16,112)
   Transfers of surrenders                                                                  (5,524)       (11,951)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                               -              -
   Interfund and net transfers from (to) general account                                       562           (108)
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                   7,608          2,285
                                                                                     -------------- --------------

 Total increase in net assets                                                               41,563         23,315
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 200,132   $    158,569
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           13

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Asset Manager Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 87,252
     334,120 shares (cost $4,772,955)      $ 5,760,231       Capital gains distributions                   13,540
                                                                                                    --------------

Liabilities                                          -                                                    100,792
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 5,760,231       Administrative expense                         6,464
                                         --------------
                                                             Mortality and expense risk                    42,940
                                                                                                    --------------

                                                                                                           49,404
                                                                                                    --------------

                                                          Net investment income                            51,388

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              180,820
                                                           Change in net unrealized appreciation on
                                                            investments                                   531,707
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 763,915
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 5,343,012    $ 5,244,325

 Net increase in net assets resulting from operations                                      763,915        583,673

Capital shares transactions
   Net premiums                                                                            344,190        338,638
   Transfers of policy loans                                                               203,112         53,527
   Transfers of cost of insurance                                                         (429,667)      (439,565)
   Transfers of surrenders                                                                (237,558)      (207,477)
   Transfers of death benefits                                                                   -           (543)
   Transfers of other terminations                                                         (23,090)       (13,331)
   Interfund and net transfers to general account                                         (203,683)      (216,235)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (346,696)      (484,986)
                                                                                     -------------- --------------

 Total increase in net assets                                                              417,219         98,687
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 5,760,231  $   5,343,012
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           14

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Investment Grade Bond Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 284,845
     953,843 shares (cost $12,317,773)     $ 11,789,494       Capital gains distributions                  146,098
                                                                                                     --------------

Liabilities                                           -                                                    430,943
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 11,789,494       Administrative expense                         1,647
                                          --------------
                                                              Mortality and expense risk                    77,572
                                                                                                     --------------

                                                                                                            79,219
                                                                                                     --------------

                                                           Net investment income                           351,724

                                                          Realized and change in unrealized gains
                                                          (losses) on investments
                                                            Net realized gains on investments               10,156
                                                            Change in net unrealized depreciation on
                                                             investments                                  (657,955)
                                                                                                     --------------

                                                           Net decrease in net assets resulting from
                                                           operations                                   $ (296,075)
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 12,046,444   $ 12,455,377

 Net (decrease) increase in net assets resulting from operations                           (296,075)       626,001

Capital shares transactions
   Net premiums                                                                             768,947        818,566
   Transfers of policy loans                                                                324,187        521,955
   Transfers of cost of insurance                                                          (747,295)      (741,232)
   Transfers of surrenders                                                                 (413,444)      (706,602)
   Transfers of death benefits                                                                 (609)             -
   Transfers of other terminations                                                          (74,606)       (52,868)
   Interfund and net transfers from (to) general account                                    181,945       (874,753)
                                                                                      -------------- --------------

Net increase (decrease) in net assets from capital share transactions                        39,125     (1,034,934)
                                                                                      -------------- --------------

 Total decrease in net assets                                                              (256,950)      (408,933)
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 11,789,494  $  12,046,444
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           15

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Index 500 Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                          $ 1,044,964
     325,370 shares (cost $42,682,548)     $ 60,613,184       Capital gains distributions                  546,731
                                                                                                     --------------

Liabilities                                           -                                                  1,591,695
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 60,613,184       Administrative expense                         7,333
                                          --------------
                                                              Mortality and expense risk                   342,569
                                                                                                     --------------

                                                                                                           349,902
                                                                                                     --------------

                                                           Net investment income                         1,241,793

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments            2,658,191
                                                            Change in net unrealized appreciation on
                                                             investments                                11,092,343
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                 $ 14,992,327
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 49,308,036   $ 46,356,991

 Net increase in net assets resulting from operations                                    14,992,327      6,860,748

Capital shares transactions
   Net premiums                                                                           4,870,421      4,566,690
   Transfers of policy loans                                                                299,679        311,179
   Transfers of cost of insurance                                                        (3,722,218)    (3,665,535)
   Transfers of surrenders                                                               (2,707,061)    (2,584,703)
   Transfers of death benefits                                                               (5,008)        (5,344)
   Transfers of other terminations                                                         (424,309)      (417,312)
   Interfund and net transfers to general account                                        (1,998,683)    (2,114,678)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                               (3,687,179)    (3,909,703)
                                                                                      -------------- --------------

 Total increase in net assets                                                            11,305,148      2,951,045
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 60,613,184  $  49,308,036
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           16

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Contrafund Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 494,296
     1,476,684 shares (cost $34,496,541)   $ 50,724,087       Capital gains distributions                   13,161
                                                                                                     --------------

Liabilities                                           -                                                    507,457
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 50,724,087       Administrative expense                         8,911
                                          --------------
                                                              Mortality and expense risk                   274,631
                                                                                                     --------------

                                                                                                           283,542
                                                                                                     --------------

                                                           Net investment income                           223,915

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments            2,171,236
                                                            Change in net unrealized appreciation on
                                                             investments                                 9,464,349
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                 $ 11,859,500
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 39,157,854   $ 36,666,399

 Net increase in net assets resulting from operations                                    11,859,500      5,645,641

Capital shares transactions
   Net premiums                                                                           2,867,060      2,932,584
   Transfers of policy loans                                                                366,757        366,508
   Transfers of cost of insurance                                                        (2,452,899)    (2,477,246)
   Transfers of surrenders                                                               (2,223,952)    (2,336,994)
   Transfers of death benefits                                                               (2,266)       (31,174)
   Transfers of other terminations                                                         (357,797)      (323,054)
   Interfund and net transfers from (to) general account                                  1,509,830     (1,284,810)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                                 (293,267)    (3,154,186)
                                                                                      -------------- --------------

 Total increase in net assets                                                            11,566,233      2,491,455
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 50,724,087  $  39,157,854
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           17

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Asset Manager: Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 33,502
     190,987 shares (cost $2,613,739)      $ 3,495,069       Capital gains distributions                    9,181
                                                                                                    --------------

Liabilities                                          -                                                     42,683
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 3,495,069       Administrative expense                         1,618
                                         --------------
                                                             Mortality and expense risk                    19,089
                                                                                                    --------------

                                                                                                           20,707
                                                                                                    --------------

                                                          Net investment income                            21,976

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              192,776
                                                           Change in net unrealized appreciation on
                                                            investments                                   436,799
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 651,551
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 3,216,086    $ 3,172,814

 Net increase in net assets resulting from operations                                      651,551        447,193

Capital shares transactions
   Net premiums                                                                            242,604        254,195
   Transfers of policy loans                                                                36,845         40,714
   Transfers of cost of insurance                                                         (271,781)      (289,865)
   Transfers of surrenders                                                                (237,837)      (263,753)
   Transfers of death benefits                                                                   -         (7,047)
   Transfers of other terminations                                                         (38,247)       (27,503)
   Interfund and net transfers to general account                                         (104,152)      (110,662)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (372,568)      (403,921)
                                                                                     -------------- --------------

 Total increase in net assets                                                              278,983         43,272
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 3,495,069  $   3,216,086
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           18

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III - Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 65,116
     251,424 shares (cost $3,861,079)      $ 4,465,295       Capital gains distributions                  184,960
                                                                                                    --------------

Liabilities                                          -                                                    250,076
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 4,465,295       Administrative expense                           126
                                         --------------
                                                             Mortality and expense risk                    25,490
                                                                                                    --------------

                                                                                                           25,616
                                                                                                    --------------

                                                          Net investment income                           224,460

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              262,105
                                                           Change in net unrealized appreciation on
                                                            investments                                   236,770
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 723,335
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 3,881,752    $ 3,679,148

 Net increase in net assets resulting from operations                                      723,335        514,696

Capital shares transactions
   Net premiums                                                                            365,067        343,116
   Transfers of policy loans                                                                38,324         29,745
   Transfers of cost of insurance                                                         (336,345)      (352,493)
   Transfers of surrenders                                                                (215,717)      (195,370)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (32,840)       (29,905)
   Interfund and net transfers from (to) general account                                    41,719       (107,185)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (139,792)      (312,092)
                                                                                     -------------- --------------

 Total increase in net assets                                                              583,543        202,604
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 4,465,295  $   3,881,752
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           19

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III - Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                            $ 156,298
     476,171 shares (cost $5,936,617)      $ 9,113,910       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                    156,298
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 9,113,910       Administrative expense                           433
                                         --------------
                                                             Mortality and expense risk                    48,055
                                                                                                    --------------

                                                                                                           48,488
                                                                                                    --------------

                                                          Net investment income                           107,810

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              519,777
                                                           Change in net unrealized appreciation on
                                                            investments                                 1,688,971
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,316,558
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 7,274,248    $ 6,860,702

 Net increase in net assets resulting from operations                                    2,316,558      1,182,491

Capital shares transactions
   Net premiums                                                                            674,258        722,853
   Transfers of policy loans                                                                72,268         37,625
   Transfers of cost of insurance                                                         (629,788)      (648,007)
   Transfers of surrenders                                                                (425,249)      (366,781)
   Transfers of death benefits                                                              (6,838)        (2,337)
   Transfers of other terminations                                                         (58,406)       (62,304)
   Interfund and net transfers to general account                                         (103,141)      (449,994)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (476,896)      (768,945)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,839,662        413,546
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 9,113,910  $   7,274,248
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           20

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III - Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 24,945
     304,117 shares (cost $5,180,925)      $ 9,111,339       Capital gains distributions                    4,240
                                                                                                    --------------

Liabilities                                          -                                                     29,185
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 9,111,339       Administrative expense                           579
                                         --------------
                                                             Mortality and expense risk                    43,150
                                                                                                    --------------

                                                                                                           43,729
                                                                                                    --------------

                                                          Net investment loss                             (14,544)

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              783,583
                                                           Change in net unrealized appreciation on
                                                            investments                                 1,796,766
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,565,805
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 7,253,982    $ 6,310,384

 Net increase in net assets resulting from operations                                    2,565,805      1,189,801

Capital shares transactions
   Net premiums                                                                            569,250        602,497
   Transfers of policy loans                                                               112,296         92,737
   Transfers of cost of insurance                                                         (559,079)      (584,779)
   Transfers of surrenders                                                                (515,546)      (445,784)
   Transfers of death benefits                                                              (2,793)             -
   Transfers of other terminations                                                         (66,675)       (90,547)
   Interfund and net transfers (to) from general account                                  (245,901)       179,673
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (708,448)      (246,203)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,857,357        943,598
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 9,111,339  $   7,253,982
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           21

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - Balanced Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 42,794
     343,368 shares (cost $2,318,012)      $ 2,774,411       Capital gains distributions                   52,917
                                                                                                    --------------

Liabilities                                          -                                                     95,711
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 2,774,411       Administrative expense                            83
                                         --------------
                                                             Mortality and expense risk                    17,506
                                                                                                    --------------

                                                                                                           17,589
                                                                                                    --------------

                                                          Net investment income                            78,122

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              180,288
                                                           Change in net unrealized appreciation on
                                                            investments                                   156,719
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 415,129
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 2,596,036    $ 2,541,169

 Net increase in net assets resulting from operations                                      415,129        272,759

Capital shares transactions
   Net premiums                                                                            235,328        224,048
   Transfers of policy loans                                                                19,068         22,282
   Transfers of cost of insurance                                                         (191,874)      (202,264)
   Transfers of surrenders                                                                (218,701)      (197,663)
   Transfers of death benefits                                                                   -         (7,895)
   Transfers of other terminations                                                         (20,234)       (12,066)
   Interfund and net transfers to general account                                          (60,341)       (44,334)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (236,754)      (217,892)
                                                                                     -------------- --------------

 Total increase in net assets                                                              178,375         54,867
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 2,774,411  $   2,596,036
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           22

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                  $ -
     406,384 shares (cost $6,346,204)      $ 7,428,705       Capital gains distributions                  255,937
                                                                                                    --------------

Liabilities                                          -                                                    255,937
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 7,428,705       Administrative expense                           446
                                         --------------
                                                             Mortality and expense risk                    47,940
                                                                                                    --------------

                                                                                                           48,386
                                                                                                    --------------

                                                          Net investment income                           207,551

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              844,001
                                                           Change in net unrealized appreciation on
                                                            investments                                 1,138,380
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,189,932
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 6,102,498    $ 5,713,175

 Net increase in net assets resulting from operations                                    2,189,932        979,935

Capital shares transactions
   Net premiums                                                                            699,967        447,446
   Transfers of policy loans                                                                94,554         50,765
   Transfers of cost of insurance                                                         (439,414)      (446,207)
   Transfers of surrenders                                                                (528,321)      (547,730)
   Transfers of death benefits                                                                   -           (456)
   Transfers of other terminations                                                        (100,916)       (63,592)
   Interfund and net transfers to general account                                         (589,595)       (30,838)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (863,725)      (590,612)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,326,207        389,323
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 7,428,705  $   6,102,498
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           23

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - International Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 244,718
     1,409,380 shares (cost $11,403,191)   $ 15,136,746       Capital gains distributions                        -
                                                                                                     --------------

Liabilities                                           -                                                    244,718
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 15,136,746       Administrative expense                           683
                                          --------------
                                                              Mortality and expense risk                    99,752
                                                                                                     --------------

                                                                                                           100,435
                                                                                                     --------------

                                                           Net investment income                           144,283

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments              554,090
                                                            Change in net unrealized appreciation on
                                                             investments                                 2,096,929
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                  $ 2,795,302
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 13,499,090   $ 12,200,488

 Net increase in net assets resulting from operations                                     2,795,302      2,341,198

Capital shares transactions
   Net premiums                                                                           1,167,957      1,227,948
   Transfers of policy loans                                                                147,486        112,315
   Transfers of cost of insurance                                                          (918,567)      (961,222)
   Transfers of surrenders                                                                 (966,114)      (947,873)
   Transfers of death benefits                                                                 (732)           (99)
   Transfers of other terminations                                                         (174,814)      (129,312)
   Interfund and net transfers to general account                                          (412,862)      (344,353)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                               (1,157,646)    (1,042,596)
                                                                                      -------------- --------------

 Total increase in net assets                                                             1,637,656      1,298,602
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 15,136,746  $  13,499,090
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           24

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - Value Fund
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                            $ 424,252
     3,164,292 shares (cost $22,096,390)   $ 26,738,268       Capital gains distributions                        -
                                                                                                     --------------

Liabilities                                           -                                                    424,252
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 26,738,268       Administrative expense                         1,002
                                          --------------
                                                              Mortality and expense risk                   173,149
                                                                                                     --------------

                                                                                                           174,151
                                                                                                     --------------

                                                           Net investment income                           250,101

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments            3,553,924
                                                            Change in net unrealized appreciation on
                                                             investments                                 2,960,158
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                  $ 6,764,183
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 22,712,813   $ 23,843,287

 Net increase in net assets resulting from operations                                     6,764,183      2,829,048

Capital shares transactions
   Net premiums                                                                           2,362,007      2,355,490
   Transfers of policy loans                                                                163,582        135,076
   Transfers of cost of insurance                                                        (1,420,247)    (1,423,654)
   Transfers of surrenders                                                               (1,323,949)    (1,250,607)
   Transfers of death benefits                                                                    -              -
   Transfers of other terminations                                                         (343,097)      (181,436)
   Interfund and net transfers to general account                                        (2,177,024)    (3,594,391)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                               (2,738,728)    (3,959,522)
                                                                                      -------------- --------------

 Total increase (decrease) in net assets                                                  4,025,455     (1,130,474)
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 26,738,268  $  22,712,813
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           25

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III - Income & Growth Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 48,363
     263,182 shares (cost $1,646,890)      $ 2,413,377       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     48,363
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 2,413,377       Administrative expense                            55
                                         --------------
                                                             Mortality and expense risk                    12,296
                                                                                                    --------------

                                                                                                           12,351
                                                                                                    --------------

                                                          Net investment income                            36,012

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              124,491
                                                           Change in net unrealized appreciation on
                                                            investments                                   484,374
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 644,877
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 1,867,726    $ 1,843,450

 Net increase in net assets resulting from operations                                      644,877        247,906

Capital shares transactions
   Net premiums                                                                            178,860        164,067
   Transfers of policy loans                                                                19,909         19,365
   Transfers of cost of insurance                                                         (133,027)      (134,168)
   Transfers of surrenders                                                                 (84,820)      (193,091)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (19,508)       (20,223)
   Interfund and net transfers to general account                                          (60,640)       (59,580)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                 (99,226)      (223,630)
                                                                                     -------------- --------------

 Total increase in net assets                                                              545,651         24,276
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 2,413,377  $   1,867,726
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           26

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Growth Series
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 35,190
     488,149 shares (cost $13,478,458)    $ 19,071,991       Capital gains distributions                  111,467
                                                                                                    --------------

Liabilities                                          -                                                    146,657
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                $ 19,071,991       Administrative expense                           585
                                         --------------
                                                             Mortality and expense risk                    79,008
                                                                                                    --------------

                                                                                                           79,593
                                                                                                    --------------

                                                          Net investment income                            67,064

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments            1,300,417
                                                           Change in net unrealized appreciation on
                                                            investments                                 3,534,746
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 4,902,227
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                       $ 13,719,318   $ 12,284,658

 Net increase in net assets resulting from operations                                    4,902,227      2,090,474

Capital shares transactions
   Net premiums                                                                          1,450,781      1,344,526
   Transfers of policy loans                                                               129,530        107,114
   Transfers of cost of insurance                                                         (889,606)      (893,609)
   Transfers of surrenders                                                                (824,787)      (615,188)
   Transfers of death benefits                                                                (703)       (21,717)
   Transfers of other terminations                                                        (177,719)      (130,353)
   Interfund and net transfers from (to) general account                                   762,950       (446,587)
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                      450,446       (655,814)
                                                                                     -------------- --------------

 Total increase in net assets                                                            5,352,673      1,434,660
                                                                                     -------------- --------------

Net assets at end of year                                                             $ 19,071,991  $  13,719,318
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           27

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Investors Trust Series
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 15,979
     55,041 shares (cost $1,144,204)       $ 1,648,471       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     15,979
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 1,648,471       Administrative expense                            16
                                         --------------
                                                             Mortality and expense risk                     7,935
                                                                                                    --------------

                                                                                                            7,951
                                                                                                    --------------

                                                          Net investment income                             8,028

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              101,861
                                                           Change in net unrealized appreciation on
                                                            investments                                   292,313
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 402,202
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 1,336,494    $ 1,194,365

 Net increase in net assets resulting from operations                                      402,202        216,857

Capital shares transactions
   Net premiums                                                                            136,171        120,228
   Transfers of policy loans                                                                14,285         12,023
   Transfers of cost of insurance                                                         (100,274)      (103,771)
   Transfers of surrenders                                                                 (83,230)       (56,277)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (7,957)       (20,519)
   Interfund and net transfers to general account                                          (49,220)       (26,412)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                 (90,225)       (74,728)
                                                                                     -------------- --------------

 Total increase in net assets                                                              311,977        142,129
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 1,648,471  $   1,336,494
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           28

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - New Discovery Series
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                  $ -
     405,200 shares (cost $6,862,985)      $ 8,942,758       Capital gains distributions                   64,711
                                                                                                    --------------

Liabilities                                          -                                                     64,711
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 8,942,758       Administrative expense                           381
                                         --------------
                                                             Mortality and expense risk                    54,468
                                                                                                    --------------

                                                                                                           54,849
                                                                                                    --------------

                                                          Net investment income                             9,862

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              530,981
                                                           Change in net unrealized appreciation on
                                                            investments                                 2,334,789
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,875,632
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 7,190,703    $ 6,108,354

 Net increase in net assets resulting from operations                                    2,875,632      1,206,126

Capital shares transactions
   Net premiums                                                                            621,373        612,839
   Transfers of policy loans                                                                92,374         54,206
   Transfers of cost of insurance                                                         (414,597)      (417,310)
   Transfers of surrenders                                                                (881,594)      (429,941)
   Transfers of death benefits                                                                   -         (6,148)
   Transfers of other terminations                                                         (95,617)       (36,487)
   Interfund and net transfers (to) from general account                                  (445,516)        99,064
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                              (1,123,577)      (123,777)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,752,055      1,082,349
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 8,942,758  $   7,190,703
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           29

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Research Series
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 12,522
     147,418 shares (cost $2,865,334)      $ 4,236,797       Capital gains distributions                    9,331
                                                                                                    --------------

Liabilities                                          -                                                     21,853
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 4,236,797       Administrative expense                            72
                                         --------------
                                                             Mortality and expense risk                    20,305
                                                                                                    --------------

                                                                                                           20,377
                                                                                                    --------------

                                                          Net investment income                             1,476

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              294,085
                                                           Change in net unrealized appreciation on
                                                            investments                                   756,569
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 1,052,130
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 3,440,212    $ 3,318,049

 Net increase in net assets resulting from operations                                    1,052,130        526,136

Capital shares transactions
   Net premiums                                                                            315,673        282,795
   Transfers of policy loans                                                                35,772         37,468
   Transfers of cost of insurance                                                         (240,782)      (251,665)
   Transfers of surrenders                                                                (223,065)      (337,197)
   Transfers of death benefits                                                              (1,341)          (305)
   Transfers of other terminations                                                         (33,778)       (30,347)
   Interfund and net transfers to general account                                         (108,024)      (104,722)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (255,545)      (403,973)
                                                                                     -------------- --------------

 Total increase in net assets                                                              796,585        122,163
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 4,236,797  $   3,440,212
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           30

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Total Return Series
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 4,399
     11,487 shares (cost $225,916)           $ 269,262       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                      4,399
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 269,262       Administrative expense                             7
                                         --------------
                                                             Mortality and expense risk                       974
                                                                                                    --------------

                                                                                                              981
                                                                                                    --------------

                                                          Net investment income                             3,418

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments                4,060
                                                           Change in net unrealized appreciation on
                                                            investments                                    32,552
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                     $ 40,030
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 207,330      $ 208,576

 Net increase in net assets resulting from operations                                       40,030         22,069

Capital shares transactions
   Net premiums                                                                             27,938         34,279
   Transfers of policy loans                                                                   493              -
   Transfers of cost of insurance                                                          (13,334)       (11,891)
   Transfers of surrenders                                                                  (9,560)       (50,380)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                            (286)        (1,557)
   Interfund and net transfers from general account                                         16,651          6,234
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                       21,902        (23,315)
                                                                                     -------------- --------------

 Total increase (decrease) in net assets                                                    61,932         (1,246)
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 269,262   $    207,330
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           31

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Utilities Series
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 83,058
     114,488 shares (cost $3,135,212)      $ 3,649,871       Capital gains distributions                   66,311
                                                                                                    --------------

Liabilities                                          -                                                    149,369
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 3,649,871       Administrative expense                           116
                                         --------------
                                                             Mortality and expense risk                    22,343
                                                                                                    --------------

                                                                                                           22,459
                                                                                                    --------------

                                                          Net investment income                           126,910

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              131,242
                                                           Change in net unrealized appreciation on
                                                            investments                                   351,104
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 609,256
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 3,029,209    $ 3,032,912

 Net increase in net assets resulting from operations                                      609,256        365,879

Capital shares transactions
   Net premiums                                                                            344,434        294,452
   Transfers of policy loans                                                               314,431        407,729
   Transfers of cost of insurance                                                         (188,624)      (172,411)
   Transfers of surrenders                                                                 (97,110)      (205,392)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (34,102)       (28,226)
   Interfund and net transfers to general account                                         (327,623)      (665,734)
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                       11,406       (369,582)
                                                                                     -------------- --------------

 Total increase (decrease) in net assets                                                   620,662         (3,703)
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 3,649,871  $   3,029,209
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           32

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                             $ 57,990
     334,895 shares (cost $7,982,230)      $ 11,131,920       Capital gains distributions                        -
                                                                                                     --------------

Liabilities                                           -                                                     57,990
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 11,131,920       Administrative expense                           204
                                          --------------
                                                              Mortality and expense risk                    70,123
                                                                                                     --------------

                                                                                                            70,327
                                                                                                     --------------

                                                           Net investment loss                             (12,337)

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments              546,923
                                                            Change in net unrealized appreciation on
                                                             investments                                 2,490,296
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                  $ 3,024,882
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                         $ 8,978,466    $ 8,712,909

 Net increase in net assets resulting from operations                                     3,024,882        958,319

Capital shares transactions
   Net premiums                                                                             971,797        898,706
   Transfers of policy loans                                                                 91,492         84,177
   Transfers of cost of insurance                                                          (666,484)      (681,506)
   Transfers of surrenders                                                                 (627,555)      (589,235)
   Transfers of death benefits                                                               (3,922)             -
   Transfers of other terminations                                                         (132,885)       (47,007)
   Interfund and net transfers to general account                                          (503,871)      (357,897)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                                 (871,428)      (692,762)
                                                                                      -------------- --------------

 Total increase in net assets                                                             2,153,454        265,557
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 11,131,920  $   8,978,466
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           33

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
------------------------------------------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                     Year Ended December 31, 2013

Assets:                                                   Investment income:
   Investment in Portfolio,                                   Dividend income                             $ 54,046
     596,084 shares (cost $9,440,910)      $ 13,966,258       Capital gains distributions                        -
                                                                                                     --------------

Liabilities                                           -                                                     54,046
                                          --------------                                             --------------
                                                          Expenses:
Net assets                                 $ 13,966,258       Administrative expense                           500
                                          --------------
                                                              Mortality and expense risk                    95,176
                                                                                                     --------------

                                                                                                            95,676
                                                                                                     --------------

                                                           Net investment loss                             (41,630)

                                                          Realized and change in unrealized gains
                                                          on investments
                                                            Net realized gains on investments              962,532
                                                            Change in net unrealized appreciation on
                                                             investments                                 2,411,901
                                                                                                     --------------

                                                           Net increase in net assets resulting from
                                                           operations                                  $ 3,332,803
                                                                                                     --------------

-------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                          2013           2012

Net assets at beginning of year                                                        $ 11,723,841   $ 11,229,318

 Net increase in net assets resulting from operations                                     3,332,803      1,475,277

Capital shares transactions
   Net premiums                                                                           1,077,497        989,821
   Transfers of policy loans                                                                 84,469         99,857
   Transfers of cost of insurance                                                          (751,097)      (776,801)
   Transfers of surrenders                                                                 (806,518)      (614,843)
   Transfers of death benefits                                                               (6,495)             -
   Transfers of other terminations                                                         (142,822)       (91,206)
   Interfund and net transfers to general account                                          (545,420)      (587,582)
                                                                                      -------------- --------------

Net decrease in net assets from capital share transactions                               (1,090,386)      (980,754)
                                                                                      -------------- --------------

 Total increase in net assets                                                             2,242,417        494,523
                                                                                      -------------- --------------

Net assets at end of year                                                              $ 13,966,258  $  11,723,841
                                                                                      -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           34

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - International Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                            $ 109,194
     632,867 shares (cost $5,575,554)      $ 6,379,301       Capital gains distributions                  494,547
                                                                                                    --------------

Liabilities                                          -                                                    603,741
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 6,379,301       Administrative expense                           204
                                         --------------
                                                             Mortality and expense risk                    39,450
                                                                                                    --------------

                                                                                                           39,654
                                                                                                    --------------

                                                          Net investment income                           564,087

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              391,738
                                                           Change in net unrealized appreciation on
                                                            investments                                   589,649
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 1,545,474
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 5,217,368    $ 4,534,768

 Net increase in net assets resulting from operations                                    1,545,474        884,289

Capital shares transactions
   Net premiums                                                                            407,817        347,394
   Transfers of policy loans                                                                49,166         36,842
   Transfers of cost of insurance                                                         (273,188)      (278,510)
   Transfers of surrenders                                                                (171,048)      (174,893)
   Transfers of death benefits                                                                (880)             -
   Transfers of other terminations                                                         (59,364)       (37,866)
   Interfund and net transfers to general account                                         (336,044)       (94,656)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (383,541)      (201,689)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,161,933        682,600
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 6,379,301  $   5,217,368
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           35

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - Calibrated Dividend Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 4,456
     17,302 shares (cost $268,154)           $ 281,502       Capital gains distributions                   25,530
                                                                                                    --------------

Liabilities                                          -                                                     29,986
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 281,502       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                     1,559
                                                                                                    --------------

                                                                                                            1,559
                                                                                                    --------------

                                                          Net investment income                            28,427

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments               19,852
                                                           Change in net unrealized appreciation on
                                                            investments                                     1,665
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                     $ 49,944
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 124,053      $ 115,608

 Net increase in net assets resulting from operations                                       49,944         14,219

Capital shares transactions
   Net premiums                                                                             15,687          9,931
   Transfers of policy loans                                                                   233            (12)
   Transfers of cost of insurance                                                           (8,561)        (5,566)
   Transfers of surrenders                                                                  (6,807)        (2,717)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (1,130)            (6)
   Interfund and net transfers from (to) general account                                   108,083         (7,404)
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                      107,505         (5,774)
                                                                                     -------------- --------------

 Total increase in net assets                                                              157,449          8,445
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 281,502   $    124,053
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           36

Midland National Life Insurance Company
Separate Account A
Alger Fund - Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 81,934
     185,214 shares (cost $7,723,976)     $ 11,629,562       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     81,934
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                $ 11,629,562       Administrative expense                           328
                                         --------------
                                                             Mortality and expense risk                    77,762
                                                                                                    --------------

                                                                                                           78,090
                                                                                                    --------------

                                                          Net investment income                             3,844

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              646,418
                                                           Change in net unrealized appreciation on
                                                            investments                                 2,383,279
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 3,033,541
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 9,166,592    $ 9,067,565

 Net increase in net assets resulting from operations                                    3,033,541        801,102

Capital shares transactions
   Net premiums                                                                            945,054        986,111
   Transfers of policy loans                                                                88,558         60,144
   Transfers of cost of insurance                                                         (566,373)      (608,240)
   Transfers of surrenders                                                                (604,969)      (576,620)
   Transfers of death benefits                                                              (1,104)        (6,924)
   Transfers of other terminations                                                        (115,183)       (74,617)
   Interfund and net transfers to general account                                         (316,554)      (481,929)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (570,571)      (702,075)
                                                                                     -------------- --------------

 Total increase in net assets                                                            2,462,970         99,027
                                                                                     -------------- --------------

Net assets at end of year                                                             $ 11,629,562  $   9,166,592
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           37

Midland National Life Insurance Company
Separate Account A
Alger Fund - Mid Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 23,411
     427,517 shares (cost $5,558,092)      $ 7,844,929       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     23,411
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 7,844,929       Administrative expense                           178
                                         --------------
                                                             Mortality and expense risk                    49,466
                                                                                                    --------------

                                                                                                           49,644
                                                                                                    --------------

                                                          Net investment loss                             (26,233)

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              721,448
                                                           Change in net unrealized appreciation on
                                                            investments                                 1,435,161
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,130,376
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 6,434,765    $ 5,991,591

 Net increase in net assets resulting from operations                                    2,130,376        914,731

Capital shares transactions
   Net premiums                                                                            721,408        695,517
   Transfers of policy loans                                                                53,532         62,655
   Transfers of cost of insurance                                                         (426,394)      (441,201)
   Transfers of surrenders                                                                (662,032)      (327,992)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (84,699)       (50,435)
   Interfund and net transfers to general account                                         (322,027)      (410,101)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (720,212)      (471,557)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,410,164        443,174
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 7,844,929  $   6,434,765
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           38

Midland National Life Insurance Company
Separate Account A
Alger Fund - Capital Appreciation Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 49,016
     204,760 shares (cost $13,678,605)    $ 15,031,430       Capital gains distributions                1,531,074
                                                                                                    --------------

Liabilities                                          -                                                  1,580,090
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                $ 15,031,430       Administrative expense                           274
                                         --------------
                                                             Mortality and expense risk                    66,365
                                                                                                    --------------

                                                                                                           66,639
                                                                                                    --------------

                                                          Net investment income                         1,513,451

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              845,045
                                                           Change in net unrealized appreciation on
                                                            investments                                   750,135
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 3,108,631
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 8,466,137    $ 7,855,345

 Net increase in net assets resulting from operations                                    3,108,631      1,429,694

Capital shares transactions
   Net premiums                                                                            908,310        755,109
   Transfers of policy loans                                                                88,892         54,404
   Transfers of cost of insurance                                                         (523,075)      (508,491)
   Transfers of surrenders                                                                (753,217)      (685,193)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                        (104,158)       (60,426)
   Interfund and net transfers from (to) general account                                 3,839,910       (374,305)
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                    3,456,662       (818,902)
                                                                                     -------------- --------------

 Total increase in net assets                                                            6,565,293        610,792
                                                                                     -------------- --------------

Net assets at end of year                                                             $ 15,031,430  $   8,466,137
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           39

Midland National Life Insurance Company
Separate Account A
Alger Fund - Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                  $ -
     232,238 shares (cost $6,842,829)      $ 7,580,246       Capital gains distributions                  921,718
                                                                                                    --------------

Liabilities                                          -                                                    921,718
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 7,580,246       Administrative expense                           115
                                         --------------
                                                             Mortality and expense risk                    48,378
                                                                                                    --------------

                                                                                                           48,493
                                                                                                    --------------

                                                          Net investment income                           873,225

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              405,687
                                                           Change in net unrealized appreciation on
                                                            investments                                   685,342
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 1,964,254
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 6,109,787    $ 5,861,398

 Net increase in net assets resulting from operations                                    1,964,254        668,100

Capital shares transactions
   Net premiums                                                                            363,448        404,134
   Transfers of policy loans                                                                51,821         25,002
   Transfers of cost of insurance                                                         (285,434)      (300,514)
   Transfers of surrenders                                                                (335,010)      (311,379)
   Transfers of death benefits                                                                   -           (384)
   Transfers of other terminations                                                         (72,751)       (37,768)
   Interfund and net transfers to general account                                         (215,869)      (198,802)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (493,795)      (419,711)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,470,459        248,389
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 7,580,246  $   6,109,787
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           40

Midland National Life Insurance Company
Separate Account A
Invesco Variable Insurance Funds - Diversified Dividend Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 24,381
     56,343 shares (cost $928,650)         $ 1,179,261       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     24,381
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 1,179,261       Administrative expense                            92
                                         --------------
                                                             Mortality and expense risk                     8,753
                                                                                                    --------------

                                                                                                            8,845
                                                                                                    --------------

                                                          Net investment income                            15,536

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              109,975
                                                           Change in net unrealized appreciation on
                                                            investments                                   142,571
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 268,082
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 871,740      $ 711,289

 Net increase in net assets resulting from operations                                      268,082        129,206

Capital shares transactions
   Net premiums                                                                            148,831         92,472
   Transfers of policy loans                                                                44,412          1,376
   Transfers of cost of insurance                                                          (70,182)       (56,449)
   Transfers of surrenders                                                                 (26,313)        (9,293)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (10,251)        (4,902)
   Interfund and net transfers (to) from general account                                   (47,058)         8,041
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                  39,439         31,245
                                                                                     -------------- --------------

 Total increase in net assets                                                              307,521        160,451
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 1,179,261   $    871,740
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           41

Midland National Life Insurance Company
Separate Account A
Invesco Variable Insurance Funds - Global Health Care Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 15,456
     90,018 shares (cost $2,037,215)       $ 2,639,325       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     15,456
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 2,639,325       Administrative expense                            46
                                         --------------
                                                             Mortality and expense risk                    14,509
                                                                                                    --------------

                                                                                                           14,555
                                                                                                    --------------

                                                          Net investment income                               901

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              314,162
                                                           Change in net unrealized appreciation on
                                                            investments                                   389,571
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 704,634
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 1,640,184    $ 1,389,446

 Net increase in net assets resulting from operations                                      704,634        261,982

Capital shares transactions
   Net premiums                                                                            199,859        124,270
   Transfers of policy loans                                                               143,794         21,582
   Transfers of cost of insurance                                                         (139,140)       (98,209)
   Transfers of surrenders                                                                 (69,897)      (108,786)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (37,636)       (11,058)
   Interfund and net transfers from general account                                        197,527         60,957
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                      294,507        (11,244)
                                                                                     -------------- --------------

 Total increase in net assets                                                              999,141        250,738
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 2,639,325  $   1,640,184
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           42

Midland National Life Insurance Company
Separate Account A
Invesco Variable Insurance Funds - International Growth Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 70,513
     177,209 shares (cost $4,948,558)      $ 6,259,020       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     70,513
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 6,259,020       Administrative expense                           178
                                         --------------
                                                             Mortality and expense risk                    37,860
                                                                                                    --------------

                                                                                                           38,038
                                                                                                    --------------

                                                          Net investment income                            32,475

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              337,031
                                                           Change in net unrealized appreciation on
                                                            investments                                   617,545
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 987,051
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 5,699,167    $ 4,711,721

 Net increase in net assets resulting from operations                                      987,051        712,603

Capital shares transactions
   Net premiums                                                                            745,417        745,644
   Transfers of policy loans                                                                39,262        109,244
   Transfers of cost of insurance                                                         (344,050)      (354,595)
   Transfers of surrenders                                                                (217,949)      (210,152)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (93,110)       (65,126)
   Interfund and net transfers (to) from general account                                  (556,768)        49,828
                                                                                     -------------- --------------

Net (decrease) increase in net assets from capital share transactions                     (427,198)       274,843
                                                                                     -------------- --------------

 Total increase in net assets                                                              559,853        987,446
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 6,259,020  $   5,699,167
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           43

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust - Global Hard Assets Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                            $ 102,994
     497,639 shares (cost $15,865,404)    $ 15,620,891       Capital gains distributions                  294,417
                                                                                                    --------------

Liabilities                                          -                                                    397,411
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                $ 15,620,891       Administrative expense                           388
                                         --------------
                                                             Mortality and expense risk                    96,470
                                                                                                    --------------

                                                                                                           96,858
                                                                                                    --------------

                                                          Net investment income                           300,553

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized losses on investments            (129,795)
                                                           Change in net unrealized appreciation on
                                                            investments                                 1,235,737
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 1,406,495
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                       $ 14,646,126   $ 14,448,645

 Net increase in net assets resulting from operations                                    1,406,495        387,024

Capital shares transactions
   Net premiums                                                                          1,698,449      1,579,583
   Transfers of policy loans                                                               275,479        497,658
   Transfers of cost of insurance                                                         (877,125)      (957,880)
   Transfers of surrenders                                                                (635,771)      (634,890)
   Transfers of death benefits                                                             (12,536)          (861)
   Transfers of other terminations                                                        (135,060)      (100,360)
   Interfund and net transfers to general account                                         (745,166)      (572,793)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (431,730)      (189,543)
                                                                                     -------------- --------------

 Total increase in net assets                                                              974,765        197,481
                                                                                     -------------- --------------

Net assets at end of year                                                             $ 15,620,891  $  14,646,126
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           44

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - Total Return Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                            $ 654,967
     2,511,280 shares (cost $28,469,440)  $ 27,573,858       Capital gains distributions                  240,642
                                                                                                    --------------

Liabilities                                          -                                                    895,609
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                $ 27,573,858       Administrative expense                         1,481
                                         --------------
                                                             Mortality and expense risk                   196,553
                                                                                                    --------------

                                                                                                          198,034
                                                                                                    --------------

                                                          Net investment income                           697,575

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments              149,550
                                                           Change in net unrealized depreciation on
                                                            investments                                (1,593,348)
                                                                                                    --------------

                                                          Net decrease in net assets resulting from
                                                          operations                                   $ (746,223)
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                       $ 29,223,735   $ 29,534,163

 Net (decrease) increase in net assets resulting from operations                          (746,223)     2,467,880

Capital shares transactions
   Net premiums                                                                          2,993,368      3,117,058
   Transfers of policy loans                                                               954,581      1,145,908
   Transfers of cost of insurance                                                       (1,840,990)    (1,817,567)
   Transfers of surrenders                                                              (1,534,108)    (1,534,499)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                        (362,053)      (200,280)
   Interfund and net transfers to general account                                       (1,114,452)    (3,488,928)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (903,654)    (2,778,308)
                                                                                     -------------- --------------

 Total decrease in net assets                                                           (1,649,877)      (310,428)
                                                                                     -------------- --------------

Net assets at end of year                                                             $ 27,573,858  $  29,223,735
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           45

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - Low Duration Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 32,482
     210,110 shares (cost $2,160,193)      $ 2,229,269       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     32,482
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 2,229,269       Administrative expense                            27
                                         --------------
                                                             Mortality and expense risk                    13,193
                                                                                                    --------------

                                                                                                           13,220
                                                                                                    --------------

                                                          Net investment income                            19,262

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments               12,104
                                                           Change in net unrealized depreciation on
                                                            investments                                   (47,259)
                                                                                                    --------------

                                                          Net decrease in net assets resulting from
                                                          operations                                    $ (15,893)
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 2,268,773    $ 2,179,575

 Net (decrease) increase in net assets resulting from operations                           (15,893)       112,775

Capital shares transactions
   Net premiums                                                                             33,803         90,015
   Transfers of policy loans                                                                11,116          4,828
   Transfers of cost of insurance                                                          (96,597)       (90,941)
   Transfers of surrenders                                                                 (10,865)        (2,398)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (4,372)          (613)
   Interfund and net transfers from (to) general account                                    43,304        (24,468)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                 (23,611)       (23,577)
                                                                                     -------------- --------------

 Total (decrease) increase in net assets                                                   (39,504)        89,198
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 2,229,269  $   2,268,773
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           46

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - High Yield Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                            $ 229,227
     358,281 shares (cost $2,879,221)      $ 2,891,330       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                    229,227
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 2,891,330       Administrative expense                            33
                                         --------------
                                                             Mortality and expense risk                    33,341
                                                                                                    --------------

                                                                                                           33,374
                                                                                                    --------------

                                                          Net investment income                           195,853

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments               37,649
                                                           Change in net unrealized depreciation on
                                                            investments                                   (77,175)
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 156,327
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 5,166,606    $ 8,225,521

 Net increase in net assets resulting from operations                                      156,327        976,549

Capital shares transactions
   Net premiums                                                                            334,194        579,760
   Transfers of policy loans                                                               208,294        437,879
   Transfers of cost of insurance                                                         (218,986)      (355,185)
   Transfers of surrenders                                                                (307,534)      (394,872)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (48,751)       (48,793)
   Interfund and net transfers to general account                                       (2,398,820)    (4,254,253)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                              (2,431,603)    (4,035,464)
                                                                                     -------------- --------------

 Total decrease in net assets                                                           (2,275,276)    (3,058,915)
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 2,891,330  $   5,166,606
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           47

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - Real Return Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 97,533
     422,060 shares (cost $5,686,350)      $ 5,317,953       Capital gains distributions                   43,164
                                                                                                    --------------

Liabilities                                          -                                                    140,697
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 5,317,953       Administrative expense                           118
                                         --------------
                                                             Mortality and expense risk                    37,677
                                                                                                    --------------

                                                                                                           37,795
                                                                                                    --------------

                                                          Net investment income                           102,902

                                                         Realized and change in unrealized losses
                                                         on investments
                                                           Net realized losses on investments             (47,637)
                                                           Change in net unrealized depreciation on
                                                            investments                                  (659,312)
                                                                                                    --------------

                                                          Net decrease in net assets resulting from
                                                          operations                                   $ (604,047)
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 6,425,284    $ 6,328,227

 Net (decrease) increase in net assets resulting from operations                          (604,047)       491,187

Capital shares transactions
   Net premiums                                                                            261,288        308,979
   Transfers of policy loans                                                               256,066        440,587
   Transfers of cost of insurance                                                         (306,423)      (320,334)
   Transfers of surrenders                                                                (183,372)      (218,612)
   Transfers of death benefits                                                              (1,251)             -
   Transfers of other terminations                                                         (57,642)       (14,012)
   Interfund and net transfers to general account                                         (471,950)      (590,738)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (503,284)      (394,130)
                                                                                     -------------- --------------

 Total (decrease) increase in net assets                                                (1,107,331)        97,057
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 5,317,953  $   6,425,284
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           48

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust - Structured Small Cap Equity Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 43,985
     322,456 shares (cost $5,079,424)      $ 4,859,411       Capital gains distributions                  555,212
                                                                                                    --------------

Liabilities                                          -                                                    599,197
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 4,859,411       Administrative expense                            89
                                         --------------
                                                             Mortality and expense risk                    34,971
                                                                                                    --------------

                                                                                                           35,060
                                                                                                    --------------

                                                          Net investment income                           564,137

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments            1,234,838
                                                           Change in net unrealized depreciation on
                                                            investments                                  (753,789)
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 1,045,186
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 3,130,037    $ 2,888,421

 Net increase in net assets resulting from operations                                    1,045,186        335,500

Capital shares transactions
   Net premiums                                                                            526,758        351,508
   Transfers of policy loans                                                                22,470         13,252
   Transfers of cost of insurance                                                         (223,298)      (173,992)
   Transfers of surrenders                                                                (254,311)      (123,314)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (78,371)       (22,426)
   Interfund and net transfers from (to) general account                                   690,940       (138,912)
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                      684,188        (93,884)
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,729,374        241,616
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 4,859,411  $   3,130,037
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           49

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust - Large Cap Value Fund
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 48,469
     340,755 shares (cost $3,518,521)      $ 4,290,100       Capital gains distributions                  463,075
                                                                                                    --------------

Liabilities                                          -                                                    511,544
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 4,290,100       Administrative expense                           124
                                         --------------
                                                             Mortality and expense risk                    25,914
                                                                                                    --------------

                                                                                                           26,038
                                                                                                    --------------

                                                          Net investment income                           485,506

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              233,379
                                                           Change in net unrealized appreciation on
                                                            investments                                   390,909
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 1,109,794
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 3,563,692    $ 3,087,201

 Net increase in net assets resulting from operations                                    1,109,794        564,734

Capital shares transactions
   Net premiums                                                                            438,511        460,338
   Transfers of policy loans                                                                30,795         20,438
   Transfers of cost of insurance                                                         (239,435)      (239,883)
   Transfers of surrenders                                                                (182,547)       (98,394)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (91,453)       (49,072)
   Interfund and net transfers to general account                                         (339,257)      (181,670)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (383,386)       (88,243)
                                                                                     -------------- --------------

 Total increase in net assets                                                              726,408        476,491
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 4,290,100  $   3,563,692
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           50

Midland National Life Insurance Company
Separate Account A
Neuberger Berman Advisors Management Trust - AMT Mid Cap Intrinsic Value Portfolio
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 9,048
     53,926 shares (cost $745,018)           $ 883,314       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                      9,048
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 883,314       Administrative expense                            19
                                         --------------
                                                             Mortality and expense risk                     3,167
                                                                                                    --------------

                                                                                                            3,186
                                                                                                    --------------

                                                          Net investment income                             5,862

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments               33,844
                                                           Change in net unrealized appreciation on
                                                            investments                                   158,035
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 197,741
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 450,586      $ 129,392

 Net increase in net assets resulting from operations                                      197,741         19,660

Capital shares transactions
   Net premiums                                                                            101,537         17,854
   Transfers of policy loans                                                                 9,177          1,599
   Transfers of cost of insurance                                                          (46,537)       (10,396)
   Transfers of surrenders                                                                    (397)             -
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (16,482)          (385)
   Interfund and net transfers from general account                                        187,689        292,862
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 234,987        301,534
                                                                                     -------------- --------------

 Total increase in net assets                                                              432,728        321,194
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 883,314   $    450,586
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           51

Midland National Life Insurance Company
Separate Account A
Profunds VP - Japan
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                  $ -
     20,191 shares (cost $301,288)           $ 381,607       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                          -
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 381,607       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                     1,476
                                                                                                    --------------

                                                                                                            1,476
                                                                                                    --------------

                                                          Net investment loss                              (1,476)

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments               27,932
                                                           Change in net unrealized appreciation on
                                                            investments                                    69,076
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                     $ 95,532
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                           $ 94,326       $ 46,026

 Net increase in net assets resulting from operations                                       95,532         15,806

Capital shares transactions
   Net premiums                                                                             49,259         32,206
   Transfers of policy loans                                                                   897            476
   Transfers of cost of insurance                                                          (26,511)       (18,984)
   Transfers of surrenders                                                                  (1,225)             -
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (4,065)        (2,039)
   Interfund and net transfers to general account                                          173,394         20,835
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 191,749         32,494
                                                                                     -------------- --------------

 Total increase in net assets                                                              287,281         48,300
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 381,607    $    94,326
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           52

Midland National Life Insurance Company
Separate Account A
Profunds VP - Oil & Gas
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 8,078
     38,031 shares (cost $1,839,295)       $ 2,033,895       Capital gains distributions                   71,662
                                                                                                    --------------

Liabilities                                          -                                                     79,740
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 2,033,895       Administrative expense                             8
                                         --------------
                                                             Mortality and expense risk                    12,404
                                                                                                    --------------

                                                                                                           12,412
                                                                                                    --------------

                                                          Net investment income                            67,328

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments               69,378
                                                           Change in net unrealized appreciation on
                                                            investments                                   246,363
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 383,069
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 1,684,148    $ 1,698,396

 Net increase in net assets resulting from operations                                      383,069         38,313

Capital shares transactions
   Net premiums                                                                            271,939        256,831
   Transfers of policy loans                                                                 9,127         14,027
   Transfers of cost of insurance                                                          (90,798)      (116,021)
   Transfers of surrenders                                                                 (40,531)       (64,434)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (24,726)        (4,184)
   Interfund and net transfers to general account                                         (158,333)      (138,780)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                 (33,322)       (52,561)
                                                                                     -------------- --------------

 Total increase (decrease) in net assets                                                   349,747        (14,248)
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 2,033,895  $   1,684,148
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           53

Midland National Life Insurance Company
Separate Account A
Profunds VP - Small-Cap
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                              $ 1,512
     22,604 shares (cost $660,160)           $ 944,392       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                      1,512
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 944,392       Administrative expense                            20
                                         --------------
                                                             Mortality and expense risk                     2,984
                                                                                                    --------------

                                                                                                            3,004
                                                                                                    --------------

                                                          Net investment loss                              (1,492)

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments               40,778
                                                           Change in net unrealized appreciation on
                                                            investments                                   213,918
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 253,204
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 686,320      $ 629,555

 Net increase in net assets resulting from operations                                      253,204         94,256

Capital shares transactions
   Net premiums                                                                            109,181        106,998
   Transfers of policy loans                                                                 1,049          1,990
   Transfers of cost of insurance                                                          (39,859)       (47,088)
   Transfers of surrenders                                                                 (28,124)        (5,878)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (11,167)        (9,559)
   Interfund and net transfers to general account                                          (26,212)       (83,954)
                                                                                     -------------- --------------

Net increase (decrease) in net assets from capital share transactions                        4,868        (37,491)
                                                                                     -------------- --------------

 Total increase in net assets                                                              258,072         56,765
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 944,392   $    686,320
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           54

Midland National Life Insurance Company
Separate Account A
Profunds VP - Ultra Mid-Cap
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                                  $ -
     33,236 shares (cost $1,155,979)       $ 1,782,769       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                          -
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 1,782,769       Administrative expense                           155
                                         --------------
                                                             Mortality and expense risk                     6,812
                                                                                                    --------------

                                                                                                            6,967
                                                                                                    --------------

                                                          Net investment loss                              (6,967)

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              172,402
                                                           Change in net unrealized appreciation on
                                                            investments                                   538,691
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 704,126
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 924,138      $ 628,858

 Net increase in net assets resulting from operations                                      704,126        236,273

Capital shares transactions
   Net premiums                                                                            122,943        173,885
   Transfers of policy loans                                                                36,119          4,215
   Transfers of cost of insurance                                                          (75,034)       (72,751)
   Transfers of surrenders                                                                  (4,423)       (30,061)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (28,227)       (37,209)
   Interfund and net transfers from general account                                        103,127         20,928
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 154,505         59,007
                                                                                     -------------- --------------

 Total increase in net assets                                                              858,631        295,280
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 1,782,769   $    924,138
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           55

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Balanced
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 29,915
     59,820 shares (cost $1,177,238)       $ 1,415,343       Capital gains distributions                   26,108
                                                                                                    --------------

Liabilities                                          -                                                     56,023
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 1,415,343       Administrative expense                            11
                                         --------------
                                                             Mortality and expense risk                     8,285
                                                                                                    --------------

                                                                                                            8,296
                                                                                                    --------------

                                                          Net investment income                            47,727

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments               27,279
                                                           Change in net unrealized appreciation on
                                                            investments                                   140,442
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 215,448
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 1,068,054      $ 660,479

 Net increase in net assets resulting from operations                                      215,448         99,558

Capital shares transactions
   Net premiums                                                                             66,310         55,990
   Transfers of policy loans                                                                 3,676          2,704
   Transfers of cost of insurance                                                          (59,818)       (47,986)
   Transfers of surrenders                                                                 (10,442)       (54,844)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (2,078)          (193)
   Interfund and net transfers from general account                                        134,193        352,346
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 131,841        308,017
                                                                                     -------------- --------------

 Total increase in net assets                                                              347,289        407,575
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 1,415,343  $   1,068,054
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           56

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Total Bond Market Index
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 20,966
     77,557 shares (cost $945,453)           $ 909,745       Capital gains distributions                    9,318
                                                                                                    --------------

Liabilities                                          -                                                     30,284
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 909,745       Administrative expense                            24
                                         --------------
                                                             Mortality and expense risk                     5,467
                                                                                                    --------------

                                                                                                            5,491
                                                                                                    --------------

                                                          Net investment income                            24,793

                                                         Realized and change in unrealized losses
                                                         on investments
                                                           Net realized losses on investments              (6,734)
                                                           Change in net unrealized depreciation on
                                                            investments                                   (43,901)
                                                                                                    --------------

                                                          Net decrease in net assets resulting from
                                                          operations                                    $ (25,842)
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 755,324      $ 541,451

 Net (decrease) increase in net assets resulting from operations                           (25,842)        17,269

Capital shares transactions
   Net premiums                                                                             91,663         89,214
   Transfers of policy loans                                                                 4,423          5,101
   Transfers of cost of insurance                                                          (59,890)       (42,793)
   Transfers of surrenders                                                                  (8,296)       (72,782)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (1,035)        (1,555)
   Interfund and net transfers from general account                                        153,398        219,419
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 180,263        196,604
                                                                                     -------------- --------------

 Total increase in net assets                                                              154,421        213,873
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 909,745   $    755,324
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           57

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - High Yield Bond
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 20,813
     43,578 shares (cost $343,436)           $ 359,083       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                     20,813
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                   $ 359,083       Administrative expense                            35
                                         --------------
                                                             Mortality and expense risk                     2,014
                                                                                                    --------------

                                                                                                            2,049
                                                                                                    --------------

                                                          Net investment income                            18,764

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments                9,513
                                                           Change in net unrealized depreciation on
                                                            investments                                   (15,326)
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                     $ 12,951
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 376,272      $ 319,854

 Net increase in net assets resulting from operations                                       12,951         46,454

Capital shares transactions
   Net premiums                                                                             37,350         34,501
   Transfers of policy loans                                                                   961         16,165
   Transfers of cost of insurance                                                          (23,251)       (23,431)
   Transfers of surrenders                                                                  (6,051)        (4,145)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (5,867)        (2,382)
   Interfund and net transfers to general account                                          (33,282)       (10,744)
                                                                                     -------------- --------------

Net (decrease) increase in net assets from capital share transactions                      (30,140)         9,964
                                                                                     -------------- --------------

 Total (decrease) increase in net assets                                                   (17,189)        56,418
                                                                                     -------------- --------------

Net assets at end of year                                                                $ 359,083   $    376,272
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           58

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - International
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                            $ 176,985
     694,271 shares (cost $12,083,711)    $ 15,468,367       Capital gains distributions                        -
                                                                                                    --------------

Liabilities                                          -                                                    176,985
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                $ 15,468,367       Administrative expense                           505
                                         --------------
                                                             Mortality and expense risk                    66,369
                                                                                                    --------------

                                                                                                           66,874
                                                                                                    --------------

                                                          Net investment income                           110,111

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              404,014
                                                           Change in net unrealized appreciation on
                                                            investments                                 2,282,974
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,797,099
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                       $ 11,646,593    $ 8,146,570

 Net increase in net assets resulting from operations                                    2,797,099      1,744,230

Capital shares transactions
   Net premiums                                                                          1,483,426      1,553,290
   Transfers of policy loans                                                               100,653         48,024
   Transfers of cost of insurance                                                         (724,212)      (659,335)
   Transfers of surrenders                                                                (411,336)      (278,725)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                        (109,474)       (70,225)
   Interfund and net transfers from general account                                        685,618      1,162,764
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                               1,024,675      1,755,793
                                                                                     -------------- --------------

 Total increase in net assets                                                            3,821,774      3,500,023
                                                                                     -------------- --------------

Net assets at end of year                                                             $ 15,468,367  $  11,646,593
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           59

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Mid-Cap Index
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 99,000
     437,511 shares (cost $6,639,065)      $ 9,087,107       Capital gains distributions                  309,375
                                                                                                    --------------

Liabilities                                          -                                                    408,375
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 9,087,107       Administrative expense                           293
                                         --------------
                                                             Mortality and expense risk                    45,291
                                                                                                    --------------

                                                                                                           45,584
                                                                                                    --------------

                                                          Net investment income                           362,791

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              823,834
                                                           Change in net unrealized appreciation on
                                                            investments                                 1,386,680
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,573,305
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 7,997,666    $ 6,443,284

 Net increase in net assets resulting from operations                                    2,573,305      1,000,747

Capital shares transactions
   Net premiums                                                                          1,052,728      1,068,245
   Transfers of policy loans                                                                41,376         33,542
   Transfers of cost of insurance                                                         (480,954)      (467,952)
   Transfers of surrenders                                                                (250,031)      (229,733)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (81,890)       (52,038)
   Interfund and net transfers (to) from general account                                (1,765,093)       201,571
                                                                                     -------------- --------------

Net (decrease) increase in net assets from capital share transactions                   (1,483,864)       553,635
                                                                                     -------------- --------------

 Total increase in net assets                                                            1,089,441      1,554,382
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 9,087,107  $   7,997,666
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           60

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - REIT Index
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 42,125
     225,374 shares (cost $2,712,987)      $ 2,675,184       Capital gains distributions                   50,384
                                                                                                    --------------

Liabilities                                          -                                                     92,509
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 2,675,184       Administrative expense                           107
                                         --------------
                                                             Mortality and expense risk                    14,891
                                                                                                    --------------

                                                                                                           14,998
                                                                                                    --------------

                                                          Net investment income                            77,511

                                                         Realized and change in unrealized gains
                                                         (losses) on investments
                                                           Net realized gains on investments              109,418
                                                           Change in net unrealized depreciation on
                                                            investments                                  (193,619)
                                                                                                    --------------

                                                          Net decrease in net assets resulting from
                                                          operations                                     $ (6,690)
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 1,944,646    $ 1,445,112

 Net (decrease) increase in net assets resulting from operations                            (6,690)       247,269

Capital shares transactions
   Net premiums                                                                            241,335        210,919
   Transfers of policy loans                                                               270,324        338,811
   Transfers of cost of insurance                                                         (135,285)      (111,901)
   Transfers of surrenders                                                                 (57,178)       (14,161)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (18,541)        (3,167)
   Interfund and net transfers from (to) general account                                   436,573       (168,236)
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 737,228        252,265
                                                                                     -------------- --------------

 Total increase in net assets                                                              730,538        499,534
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 2,675,184  $   1,944,646
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           61

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Small Company Growth
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 38,486
     269,991 shares (cost $5,002,026)      $ 7,262,762       Capital gains distributions                  425,034
                                                                                                    --------------

Liabilities                                          -                                                    463,520
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 7,262,762       Administrative expense                           231
                                         --------------
                                                             Mortality and expense risk                    32,442
                                                                                                    --------------

                                                                                                           32,673
                                                                                                    --------------

                                                          Net investment income                           430,847

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments              447,372
                                                           Change in net unrealized appreciation on
                                                            investments                                 1,392,723
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                  $ 2,270,942
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 4,837,881    $ 4,234,844

 Net increase in net assets resulting from operations                                    2,270,942        594,214

Capital shares transactions
   Net premiums                                                                            637,379        647,496
   Transfers of policy loans                                                                80,985         31,240
   Transfers of cost of insurance                                                         (301,880)      (297,709)
   Transfers of surrenders                                                                (171,581)      (146,502)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                         (61,531)       (37,188)
   Interfund and net transfers to general account                                          (29,433)      (188,514)
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 153,939          8,823
                                                                                     -------------- --------------

 Total increase in net assets                                                            2,424,881        603,037
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 7,262,762  $   4,837,881
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           62

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Short Term Investment Grade
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 39,564
     171,355 shares (cost $1,807,468)      $ 1,830,073       Capital gains distributions                   15,152
                                                                                                    --------------

Liabilities                                          -                                                     54,716
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 1,830,073       Administrative expense                             -
                                         --------------
                                                             Mortality and expense risk                    10,738
                                                                                                    --------------

                                                                                                           10,738
                                                                                                    --------------

                                                          Net investment income                            43,978

                                                         Realized and change in unrealized losses
                                                         on investments
                                                           Net realized losses on investments             (23,026)
                                                           Change in net unrealized depreciation on
                                                            investments                                   (12,798)
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                      $ 8,154
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                        $ 2,010,748    $ 2,457,729

 Net increase in net assets resulting from operations                                        8,154         73,972

Capital shares transactions
   Net premiums                                                                             32,231         38,189
   Transfers of policy loans                                                                 2,154          8,903
   Transfers of cost of insurance                                                          (43,321)       (52,466)
   Transfers of surrenders                                                                  (4,897)      (214,091)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (1,885)        (1,035)
   Interfund and net transfers to general account                                         (173,111)      (300,453)
                                                                                     -------------- --------------

Net decrease in net assets from capital share transactions                                (188,829)      (520,953)
                                                                                     -------------- --------------

 Total decrease in net assets                                                             (180,675)      (446,981)
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 1,830,073  $   2,010,748
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           63

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Total Stock Market Index
------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities                       Statement of Operations
    December 31, 2013                                    Year Ended December 31, 2013

Assets:                                                  Investment income:
   Investment in Portfolio,                                  Dividend income                             $ 16,581
     48,065 shares (cost $1,233,575)       $ 1,538,547       Capital gains distributions                   38,307
                                                                                                    --------------

Liabilities                                          -                                                     54,888
                                         --------------                                             --------------
                                                         Expenses:
Net assets                                 $ 1,538,547       Administrative expense                           108
                                         --------------
                                                             Mortality and expense risk                     5,919
                                                                                                    --------------

                                                                                                            6,027
                                                                                                    --------------

                                                          Net investment income                            48,861

                                                         Realized and change in unrealized gains
                                                         on investments
                                                           Net realized gains on investments               31,184
                                                           Change in net unrealized appreciation on
                                                            investments                                   259,839
                                                                                                    --------------

                                                          Net increase in net assets resulting from
                                                          operations                                    $ 339,884
                                                                                                    --------------

------------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2013 and 2012

                                                                                         2013           2012

Net assets at beginning of year                                                          $ 878,844      $ 454,151

 Net increase in net assets resulting from operations                                      339,884         82,927

Capital shares transactions
   Net premiums                                                                            142,252        117,725
   Transfers of policy loans                                                                 1,283          4,035
   Transfers of cost of insurance                                                          (83,479)       (58,707)
   Transfers of surrenders                                                                 (42,811)       (22,033)
   Transfers of death benefits                                                                   -              -
   Transfers of other terminations                                                          (1,850)          (614)
   Interfund and net transfers from general account                                        304,424        301,360
                                                                                     -------------- --------------

Net increase in net assets from capital share transactions                                 319,819        341,766
                                                                                     -------------- --------------

 Total increase in net assets                                                              659,703        424,693
                                                                                     -------------- --------------

Net assets at end of year                                                              $ 1,538,547   $    878,844
                                                                                     -------------- --------------

The accompanying notes are an integral part of these financial statements

                                                           64

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
---------------------------------------------------------------------------------------

1.      Organization and Significant Accounting Policies

        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company
        Act of 1940 as amended, is a segregated investment account of Midland
        National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the
        Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The
        Separate Account consists of twelve insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.

        Investments
        The Separate Account invests in specified portfolios of Fidelity
        Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance
        Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund
        III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"),
        MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc.
        ("LAC"), Alger Fund ("FAM"), Invesco Variable Insurance Funds ("INV"),
        Van Eck Worldwide Insurance Trust ("Van Eck"), PIMCO Variable Insurance
        Trust ("PIMCO"), Goldman Sachs Variable Insurance Trust ("Goldman"),
        Neuberger Berman Advisors Management Trust ("Neuberger"), ProFunds VP
        ("PF") and Vanguard Variable Insurance Funds ("Vanguard"), (collectively
        "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.
        All portfolios have been in existence for more than two years.

        Effective January 6, 2010, the Goldman Growth & Income Fund was renamed the Goldman Large Cap Value Fund.

        Effective May 1, 2010, several funds had name changes. The LAC American
        Value Portfolio was renamed the LAC Capital Structure Portfolio, the LAC
        International Portfolio was renamed the LAC International Opportunities
        Portfolio, and the Van Eck Worldwide Hard Assets Fund was renamed the
        Van Eck Global Hard Assets Fund.

        Effective May 1, 2010, the AIM Variable Insurance Funds were renamed the
        Invesco Variable Insurance Funds and the Alger American Funds were renamed the Alger Funds.

        Effective May 2, 2011, the INV Financial Services Fund was renamed the
        INV Dividend Growth Fund.

        Effective May 1, 2012, several funds had name changes. The LAC Mid Cap
        Value Portfolio was renamed the LAC Mid Cap Stock Portfolio, INV
        Dividend Growth Fund was renamed the INV Diversified Dividend Fund, and the Neuberger Regency Portfolio was renamed the Neuberger Mid Cap
        Intrinsic Value Portfolio.

        Effective September 27, 2012 the LAC Capital Structure Portfolio was
        renamed the LAC Calibrated Dividend Growth Portfolio.

        Investments in shares of the Funds are valued at the net asset values
        (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.

        Current accounting standards define fair value as an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value standards also establish a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.
        The Company does not hold any Level 2 securities in the Separate
        Account.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments. The Company does not hold any Level 3 securities in the Separate Account.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
        The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

        At December 31, 2013, the Company's investments were classified as follows:

                    Quoted prices      Significant
                      in active           other         Significant
                     markets for       observable       unobservable
                   identical assets      inputs            inputs
Assets                (Level 1)         (Level 2)        (Level 3)           Total

Mutual Funds        $ 556,547,863          $ -               $ -        $ 556,547,863

        It is the Company's policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels for the year ended December 31, 2013.

        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Subsequent Events
        The Company evaluated subsequent events through April 28, 2014, the date the financial statements were available to be issued.

2.      Expenses and Related Party Transactions

        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.

        o       A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

        o       A mortality and expense risk fee is charged in return for the
                Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

        o       A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

        o       A sales and premium tax charge is deducted from each premium payment made prior to deposit into the separate account. Total deductions from gross contract premiums received by the Company were $2,493,556 and $2,665,827 in 2013 and 2012, respectively.

       The rates of each applicable charge depending on the product are summarized below:

                            Product                                M&E Charge    Expense Charge
Advanced Variable Universal Life*                                    0.90%        $7 per month
Advisor Variable Universal Life*                                     1.40%        $10 per month
Foundation Variable Universal Life 1.1*                              0.90%        $7 per month
Premier Variable Universal Life 1.1*                                 0.90%        $7 per month
Premier Variable Universal Life 3                                    0.80%        $10 per month
Survivorship Variable Universal Life*                                0.50%        $10 per month
Variable Executive Universal Life 2*                                 0.90%        $6 per month
Variable Executive Universal Life*                                   0.90%        $5 per month
Variable Universal Life*                                             0.90%        $5 per month
Variable Universal Life 2*                                           0.90%        $5 per month
Variable Universal Life 3*                                           0.90%        $7 per month
Variable Universal Life 4*                                           0.90%        $7 per month
Variable Universal Life - Cash Value*                                0.60%        $12 per month
Variable Universal Life - Cash Value 2                               0.60%        $12 per month
Variable Universal Life - Death Benefit                              0.90%        $8 per month

*New contracts are no longer being issued for this product.

3.      Purchases and Sales of Investment Securities

        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2013 and 2012, were as follows:

                                                               2013                                2012
                                                ----------------------------------- -----------------------------------
Portfolio                                          Purchases           Sales           Purchases            Sales

Fidelity Variable Insurance Products
 Fund I
    Money Market Portfolio                         $  1,902,587       $  2,926,766      $ 21,465,200      $ 22,188,072
    High Income Portfolio                             1,221,793          1,419,390         1,259,772         1,630,431
    Equity-Income Portfolio                           3,631,071          3,499,550         3,132,551         3,359,254
    Growth Portfolio                                 11,033,773         13,291,198        11,753,920        14,727,416
    Overseas Portfolio                                4,827,182         13,211,009        18,094,492        11,457,541
    Mid Cap Portfolio                                15,727,455         11,688,923         6,294,476         6,399,176
    Freedom Income Portfolio                             11,669              1,066             3,157             6,855
    Freedom 2010 Portfolio                                  135                245               741               178
    Freedom 2015 Portfolio                               36,336             28,114             7,052             2,222
    Freedom 2020 Portfolio                              269,467            232,332            20,658            11,450
    Freedom 2025 Portfolio                               33,134             10,161             9,486             4,225
    Freedom 2030 Portfolio                               41,260             28,665            33,622            27,441
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                             815,842          1,101,366           578,982         1,000,705
    Investment Grade Bond Portfolio                   3,076,466          2,645,659         2,782,015         3,320,276
    Index 500 Portfolio                               7,151,540          9,498,346         5,989,570         8,669,206
    Contrafund Portfolio                              7,314,015          7,311,804         3,732,884         6,688,483
    Asset Manager: Growth Portfolio                     428,497            775,799           316,180           689,209
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                1,349,655          1,254,034           709,885           804,831
    Growth & Income Portfolio                         1,219,896          1,580,685           778,097         1,438,934
    Growth Opportunities Portfolio                    1,024,498          1,740,591         1,252,129         1,513,411
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                       804,344            951,947           438,722           632,042
    Capital Appreciation Fund                         7,872,865          8,506,810         6,192,690         6,379,006
    International Fund                                1,614,020          2,607,130         1,354,338         2,399,935
    Value Fund                                       13,424,697         15,860,474        10,114,123        13,872,734
    Income & Growth Fund                                397,838            455,736           267,913           470,509
MFS Variable Insurance Trust
    Growth Series                                     5,015,020          4,460,014         4,534,721         5,304,731
    Investors Trust Series                              270,390            345,384           237,413           314,524
    New Discovery Series                              3,704,038          4,789,125         6,161,620         5,731,523
    Research Series                                     623,616            863,477           533,037           941,240
    Total Return Series                                  52,483             27,163            74,576            92,905
    Utilities Series                                  1,055,861            914,763         1,312,298         1,498,873
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                       1,820,637          2,652,477         1,437,214         2,150,144
    Mid-Cap Stock Portfolio                           1,854,992          2,941,356         1,486,519         2,518,098
    International Opportunities Portfolio             2,956,930          2,755,151           846,487           916,203
    Calibrated Dividend Growth Portfolio                217,727             81,797            27,218            30,288
Alger Fund
    Large Cap Growth Portfolio                        1,490,382          2,025,804         1,406,280         2,102,267
    Mid Cap Growth Portfolio                          1,636,638          2,353,458         1,331,727         1,873,594
    Capital Appreciation Portfolio                    9,038,506          4,009,276         4,232,826         5,073,900
    Small Cap Growth Portfolio                        2,394,919          1,995,764         2,196,158         1,355,344
Invesco Variable Insurance Funds
    Diversified Dividend Fund                           484,478            421,043           228,965           194,320
    Global Health Care Fund                           1,302,148            995,929           682,703           716,302
    International Growth Fund                         1,181,594          1,561,967         1,289,929           994,660
Van Eck Worldwide Insurance Trust
    Global Hard Assets Fund                           4,029,230          4,124,719         4,526,016         3,540,270
PIMCO Variable Insurance Trust
    Total Return Portfolio                           21,789,033         21,954,576         8,440,362        10,162,350
    Low Duration Portfolio                              263,409            264,930           186,756           183,979
    High Yield Portfolio                              5,607,612          7,826,962        12,529,883        16,275,537
    Real Return Portfolio                             1,620,420          2,010,205         2,074,498         2,132,233
Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund                  7,716,074          6,463,196           447,300           537,002
    Large Cap Value Fund                              1,006,386            902,387           546,285           522,988
Neuberger Berman Advisors
Management Trust
    AMT Mid Cap Intrinsic Value Portfolio               558,600            317,504           381,350            43,103
Profunds VP
    Japan                                               507,967            317,682           208,528           176,896
    Oil & Gas                                           621,080            582,749           644,822           572,239
    Small-Cap                                           168,821            164,501           139,882           181,058
    Ultra Mid-Cap                                       629,655            481,977         1,031,075           977,817
Vanguard Variable Insurance Funds
    Balanced                                            330,591            145,397           541,438           216,438
    Total Bond Market Index                             378,840            172,987           519,370           311,014
    High Yield Bond                                     106,129            117,002           155,784           128,146
    International                                     2,972,448          1,813,513         3,198,648         1,344,872
    Mid-Cap Index                                     1,590,858          2,696,380         1,851,647         1,075,923
    REIT Index                                        1,564,075            746,499         1,093,542           776,656
    Small Company Growth                              1,635,247          1,039,867         1,094,336         1,023,893
    Short Term Investment Grade                       1,913,109          2,057,960           164,446           649,395
    Total Stock Market Index                            517,364            146,649           579,572           197,419
                                                ----------------  ----------------- -----------------  ----------------
                                                   $175,857,342       $188,169,390      $164,957,886      $180,531,686
                                                ----------------  ----------------- -----------------  ----------------

4.      Summary of Changes from Unit Transactions

        Transactions in units for the years ended December 31, 2013 and 2012, were as follows:

                                                           2013                                  2012
                                             ------------------------------------  ------------------------------------
                                                                     Net Increase/                         Net Increase/
Portfolio                                    Purchases     Sales     (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                      529,136     600,082       (70,946)  1,831,906    1,858,743      (26,837)
   High Income Portfolio                       144,621     165,984       (21,363)    103,976      135,730      (31,754)
   Equity-Income Portfolio                     230,957     279,023       (48,066)    237,847      290,383      (52,536)
   Growth Portfolio                            966,162   1,092,794      (126,632)  1,173,738    1,309,865     (136,127)
   Overseas Portfolio                          564,370   1,157,194      (592,824)  1,633,816    1,123,734      510,082
   Mid Cap Portfolio                           953,549     864,130        89,419     527,275      476,934       50,341
   Freedom Income Portfolio                      1,021         185           836         994        1,376         (382)
   Freedom 2010 Portfolio                          410         421           (11)         63           17           46
   Freedom 2015 Portfolio                        2,990       2,542           448         652          290          362
   Freedom 2020 Portfolio                       15,386      13,893         1,493       1,524        1,058          466
   Freedom 2025 Portfolio                        2,466         838         1,628         642          226          416
   Freedom 2030 Portfolio                        3,637       3,056           581       2,979        2,732          247
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                      78,724      85,400        (6,676)     71,493       86,121      (14,628)
   Investment Grade Bond Portfolio             321,027     286,942        34,085     215,508      232,519      (17,011)
   Index 500 Portfolio                         848,835   1,036,632      (187,797)    815,279      997,638     (182,359)
   Contrafund Portfolio                        713,081     613,924        99,157     531,052      588,101      (57,049)
   Asset Manager: Growth Portfolio              52,623      71,730       (19,107)     43,111       71,953      (28,842)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                          117,165     103,173        13,992      64,496       75,403      (10,907)
   Growth & Income Portfolio                   128,273     142,697       (14,424)    119,086      164,418      (45,332)
   Growth Opportunities Portfolio              116,370     175,179       (58,809)    170,774      194,423      (23,649)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                72,600      74,085        (1,485)     52,404       56,101       (3,697)
   Capital Appreciation Fund                   457,814     471,400       (13,586)    354,761      353,703        1,058
   International Fund                          281,300     354,914       (73,614)    280,578      342,313      (61,735)
   Value Fund                                  925,617     978,011       (52,394)    797,651      926,925     (129,274)
   Income & Growth Fund                         42,470      46,908        (4,438)     40,757       56,206      (15,449)
MFS Variable Insurance Trust
   Growth Series                               528,809     538,745        (9,936)    649,030      682,820      (33,790)
   Investors Trust Series                       34,246      40,166        (5,920)     39,830       42,544       (2,714)
   New Discovery Series                        286,296     307,308       (21,012)    386,817      363,648       23,169
   Research Series                              84,391      98,949       (14,558)     87,596      111,051      (23,455)
   Total Return Series                           4,478       2,758         1,720       6,960        9,375       (2,415)
   Utilities Series                            115,023     115,262          (239)    111,393      144,205      (32,812)
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio                 294,677     321,322       (26,645)    273,268      275,252       (1,984)
   Mid-Cap Stock Portfolio                     255,075     261,533        (6,458)    272,473      250,534       21,939
   International Opportunities Portfolio       256,979     279,868       (22,889)    114,054      123,300       (9,246)
   Calibrated Dividend Growth Portfolio         16,418       7,739         8,679       2,355        2,838         (483)
Alger Fund
   Large Cap Growth Portfolio                  359,485     442,383       (82,898)    273,962      367,841      (93,879)
   Mid Cap Growth Portfolio                    268,667     337,780       (69,113)    252,348      277,918      (25,570)
   Capital Appreciation Portfolio              736,417     517,694       218,723     498,065      565,777      (67,712)
   Small Cap Growth Portfolio                  182,127     232,643       (50,516)    122,413      159,649      (37,236)
Invesco Variable Insurance Funds
   Diversified Dividend Fund                    88,321      91,198        (2,877)     37,351       35,786        1,565
   Global Health Care Fund                     127,039     105,970        21,069      66,397       60,372        6,025
   International Growth Fund                   272,467     322,019       (49,552)    217,970      189,518       28,452
Van Eck Worldwide Insurance Trust
   Global Hard Assets Fund                     570,530     485,030        85,500     393,616      277,093      116,523
PIMCO Variable Insurance Trust
   Total Return Portfolio                    1,964,703   1,943,518        21,185     903,425    1,052,715     (149,290)
   Low Duration Portfolio                       19,468      20,006          (538)     14,701       15,586         (885)
   High Yield Portfolio                        440,051     569,802      (129,751)  1,324,753    1,548,954     (224,201)
   Real Return Portfolio                       148,795     167,395       (18,600)    134,277      152,949      (18,672)
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund            697,446     653,997        43,449      75,516       88,655      (13,139)
   Large Cap Value Fund                        154,921     195,352       (40,431)    102,509      114,673      (12,164)
Neuberger Berman Advisors Management Trust
   AMT Mid Cap Intrinsic Value Portfolio        66,321      48,821        17,500      35,167        7,172       27,995
Profunds VP
   Japan                                       113,228      86,176        27,052      43,974       38,309        5,665
   Oil & Gas                                   117,871     121,011        (3,140)     71,975       75,505       (3,530)
   Small-Cap                                    56,225      56,615          (390)     23,659       29,252       (5,593)
   Ultra Mid-Cap                               103,046      94,249         8,797     180,587      171,311        9,276
Vanguard Variable Insurance Funds
   Balanced                                     31,451      22,552         8,899      46,029       17,758       28,271
   Total Bond Market Index                      37,889      23,825        14,064      43,898       28,020       15,878
   High Yield Bond                               8,973      11,084        (2,111)     12,385       11,510          875
   International                               622,230     535,363        86,867     517,868      316,190      201,678
   Mid-Cap Index                               298,005     410,364      (112,359)    230,906      180,928       49,978
   REIT Index                                  162,598     108,451        54,147     101,222       80,162       21,060
   Small Company Growth                        173,080     163,592         9,488     127,269      124,570        2,699
   Short Term Investment Grade                 184,857     191,272        (6,415)     11,002       56,385      (45,383)
   Total Stock Market Index                     46,865      22,148        24,717      53,229       21,713       31,516
                                             ----------  ----------  ------------  ----------  ----------- ------------
                                             17,500,072  18,575,097   (1,075,025)  16,932,611  17,418,750     (486,139)
                                             ----------  ----------  ------------  ----------  ----------- ------------

5.      Financial Highlights

        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

                                                  December 31                                 Year Ended December 31
                                    -----------------------------------------   -----------------------------------------------
                                                 Unit Fair Value                Investment    Expense Ratio     Total Return
                                                   Lowest to                     Income        Lowest to          Lowest to
                                      Units         Highest      Net Assets      Ratio*        Highest**         Highest***
                                    ----------   --------------  ------------   ---------     ------------     ----------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
        2013                          603,317    $10.03 to 19.77  $7,386,343       0.03%      0.50% to 1.40%   -1.35% to 0.03%
        2012                          674,263    10.04 to 19.99   $8,436,858       0.16%      0.50% to 1.40%   -1.25% to 0.14%
        2011                          701,100    10.26 to 20.19   $9,133,394       0.15%      0.50% to 1.40%   -1.27% to 0.11%
        2010                          720,297    10.25 to 20.39   $9,776,381       0.23%      0.50% to 1.40%   -1.20% to 0.18%
        2009                          764,688    10.23 to 20.58  $10,671,412       0.79%      0.50% to 1.40%   -0.63% to 0.73%

    High Income Portfolio
        2013                          352,035    13.46 to 44.14   $6,814,943       5.71%      0.50% to 1.40%   4.48% to 5.95%
        2012                          373,398    12.72 to 42.12   $7,025,031       5.69%      0.50% to 1.40%   12.64% to 14.23%
        2011                          405,152    12.54 to 37.29   $6,848,110       6.99%      0.50% to 1.40%   2.60% to 4.03%
        2010                          408,335    12.05 to 36.24   $6,812,291       8.94%      0.50% to 1.40%   12.25% to 13.82%
        2009                          567,270    10.59 to 32.19   $8,222,313       9.08%      0.50% to 1.40%   42.02% to 44.03%

    Equity-Income Portfolio
        2013                          891,812    12.81 to 80.06  $21,025,103       2.54%      0.50% to 1.40%   26.38% to 28.15%
        2012                          939,878    10.02 to 63.17  $17,885,222       3.14%      0.50% to 1.40%   15.68% to 17.31%
        2011                          992,414    8.57 to 54.45   $16,930,511       2.46%      0.50% to 1.40%   -0.42% to 0.97%
        2010                        1,028,889    8.50 to 54.52   $18,882,001       1.84%      0.50% to 1.40%   13.56% to 15.15%
        2009                        1,117,772    7.40 to 47.88   $18,521,629       2.14%      0.50% to 1.40%   28.39% to 30.16%

    Growth Portfolio
        2013                        2,138,324    12.42 to 86.30  $39,649,841       0.29%      0.50% to 1.40%   34.45% to 36.34%
        2012                        2,264,956    9.15 to 64.01   $31,046,308       0.62%      0.50% to 1.40%   13.10% to 14.69%
        2011                        2,401,083    8.02 to 56.43   $29,771,838       0.34%      0.50% to 1.40%   -1.18% to 0.20%
        2010                        2,832,137    8.04 to 56.94   $37,826,693       0.37%      0.50% to 1.40%   22.46% to 24.17%
        2009                        2,870,853    6.51 to 46.37   $33,957,851       0.44%      0.50% to 1.40%   26.57% to 28.34%

    Overseas Portfolio
        2013                          754,110    10.22 to 41.91  $12,921,417       1.03%      0.50% to 1.40%   28.64% to 30.44%
        2012                        1,346,934    7.86 to 32.49   $18,251,637       1.45%      0.50% to 1.40%   19.07% to 20.74%
        2011                          836,852    6.52 to 27.21    $9,657,305       1.44%      0.50% to 1.40%   -18.31% to -17.16%
        2010                          859,145    7.89 to 33.21   $12,560,848       1.40%      0.50% to 1.40%   11.55% to 13.11%
        2009                          961,401    7.00 to 29.69   $13,269,182       2.13%      0.50% to 1.40%   24.81% to 26.48%

    Mid Cap Portfolio
        2013                        1,237,006    15.11 to 33.43  $27,500,667       0.53%      0.50% to 1.40%   34.35% to 36.23%
        2012                        1,147,587    11.12 to 24.68  $19,818,576       0.64%      0.50% to 1.40%   13.24% to 14.83%
        2011                        1,097,246    9.71 to 21.73   $18,737,788       0.25%      0.50% to 1.40%   -11.85% to -10.61%
        2010                        1,079,193    10.89 to 24.58  $23,289,689       0.40%      0.50% to 1.40%   27.06% to 28.83%
        2009                        1,060,533    8.47 to 19.29   $19,183,312       0.69%      0.50% to 1.40%   38.19% to 40.07%

    Freedom Income Portolio
        2013                            4,072    11.68 to 12.63      $49,068       1.45%      0.50% to 1.40%   4.09% to 5.55%
        2012                            3,236    11.20 to 11.97      $37,264       1.43%      0.50% to 1.40%   5.04% to 6.52%
        2011                            3,618    10.68 to 11.23      $39,584       1.04%      0.50% to 1.40%   0.23% to 1.63%
        2010                            8,582    10.66 to 11.05      $94,023       3.08%      0.50% to 1.40%   6.01% to 7.49%
        2009                            4,092    10.06 to 10.28      $41,480       7.54%      0.50% to 1.40%   13.36% to 14.90%

    Freedom 2010 Portolio
        2013                               96    12.49 to 13.51       $1,290       1.64%      0.50% to 1.40%   11.92% to 13.49%
        2012                              107    11.16 to 11.90       $1,275       2.45%      0.50% to 1.40%   10.23% to 11.78%
        2011                               61    10.13 to 10.65         $651       0.29%      0.50% to 1.40%   -1.56% to -0.19%
        2010                              848    10.29 to 10.67       $8,850       4.03%      0.50% to 1.40%   11.39% to 12.95%
        2009                            5,158    9.23 to 9.44        $48,016      n/a         0.50% to 1.40%   22.48% to 24.27%

    Freedom 2015 Portolio
        2013                            3,114    12.45 to 13.59      $41,773       1.98%      0.50% to 1.40%   12.83% to 14.41%
        2012                            2,666    11.03 to 11.89      $30,193       2.21%      0.50% to 1.40%   10.67% to 12.23%
        2011                            2,304    9.97 to 10.48       $23,395       2.13%      0.50% to 1.40%   -1.73% to -0.36%
        2010                            2,275    10.15 to 10.52      $23,379       4.09%      0.50% to 1.40%   11.53% to 13.09%
        2009                               21    9.08 to 9.30           $192       4.61%      0.50% to 1.40%   23.60% to 25.21%

    Freedom 2020 Portolio
        2013                           16,829    12.27 to 13.88     $230,517       1.96%      0.50% to 1.40%   14.41% to 16.01%
        2012                           15,336    10.73 to 11.98     $169,924       2.13%      0.50% to 1.40%   11.81% to 13.38%
        2011                           14,870    9.59 to 10.09      $146,264       3.11%      0.50% to 1.40%   -2.40% to -1.03%
        2010                            6,054    9.83 to 10.19       $60,917       3.91%      0.50% to 1.40%   12.91% to 14.49%
        2009                            2,839    8.64 to 8.90        $25,141       5.33%      0.50% to 1.40%   27.28% to 29.03%

    Freedom 2025 Portolio
        2013                            4,848    12.72 to 14.52      $65,749       2.23%      0.50% to 1.40%   18.30% to 19.95%
        2012                            3,220    10.75 to 12.12      $35,923       2.06%      0.50% to 1.40%   13.51% to 15.11%
        2011                            2,804    9.47 to 9.96        $27,311       2.32%      0.50% to 1.40%   -3.46% to -2.11%
        2010                            2,233    9.81 to 10.18       $22,273       3.56%      0.50% to 1.40%   14.19% to 15.79%
        2009                              587    8.51 to 8.79         $5,088       3.92%      0.50% to 1.40%   28.26% to 30.01%

    Freedom 2030 Portolio
        2013                           15,277    12.38 to 14.71     $200,132       1.78%      0.50% to 1.40%   19.98% to 21.66%
        2012                           14,696    10.32 to 12.10     $158,569       2.22%      0.50% to 1.40%   13.98% to 15.58%
        2011                           14,449    9.06 to 9.52       $135,254       2.27%      0.50% to 1.40%   -3.94% to -2.60%
        2010                           12,687    9.39 to 9.78       $122,196       2.88%      0.50% to 1.40%   14.48% to 16.08%
        2009                           10,619    8.11 to 8.42        $88,558       2.79%      0.50% to 1.40%   29.88% to 31.58%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
        2013                          226,284    13.01 to 47.30   $5,760,231       1.57%      0.50% to 1.40%   14.11% to 15.71%
        2012                          232,960    11.24 to 41.34   $5,343,012       1.54%      0.50% to 1.40%   10.92% to 12.48%
        2011                          247,588    9.99 to 37.16    $5,244,325       1.95%      0.50% to 1.40%   -3.90% to -2.56%
        2010                          267,072    10.26 to 38.56   $6,070,088       1.77%      0.50% to 1.40%   12.69% to 14.26%
        2009                          292,349    8.98 to 34.12    $6,012,210       2.31%      0.50% to 1.40%   27.40% to 29.15%

    Investment Grade Bond Portfolio
        2013                          657,528    11.38 to 31.97  $11,789,494       2.39%      0.50% to 1.40%   -3.13% to -1.78%
        2012                          623,443    11.60 to 32.91  $12,046,444       2.32%      0.50% to 1.40%   4.43% to 5.90%
        2011                          640,454    12.79 to 31.42  $12,455,377       3.29%      0.50% to 1.40%   5.86% to 7.33%
        2010                          637,032    11.95 to 29.60  $12,144,534       3.75%      0.50% to 1.40%   6.32% to 7.80%
        2009                          668,254    11.11 to 27.76  $12,176,825       8.80%      0.50% to 1.40%   14.18% to 15.73%

    Index 500 Portfolio
        2013                        3,357,481    14.12 to 48.43  $60,613,184       1.90%      0.50% to 1.40%   30.42% to 32.24%
        2012                        3,545,278    10.70 to 37.03  $49,308,036       2.13%      0.50% to 1.40%   14.31% to 15.92%
        2011                        3,727,637    9.26 to 32.30   $46,356,991       1.95%      0.50% to 1.40%   0.63% to 2.04%
        2010                        3,811,079    9.09 to 32.00   $49,052,799       2.03%      0.50% to 1.40%   13.44% to 15.02%
        2009                        3,947,522    7.93 to 28.13   $46,832,407       2.44%      0.50% to 1.40%   24.80% to 26.64%

    Contrafund Portfolio
        2013                        2,324,832    13.53 to 54.55  $50,724,087       1.10%      0.50% to 1.40%   29.47% to 31.29%
        2012                        2,225,675    10.33 to 42.01  $39,157,854       1.37%      0.50% to 1.40%   14.80% to 16.42%
        2011                        2,282,724    8.90 to 36.49   $36,666,399       1.00%      0.50% to 1.40%   -3.87% to -2.53%
        2010                        2,287,816    9.15 to 37.85   $41,857,031       1.29%      0.50% to 1.40%   15.60% to 17.22%
        2009                        2,275,618    7.83 to 32.65   $39,962,919       1.34%      0.50% to 1.40%   33.87% to 35.68%

    Asset Manager: Growth Portfolio
        2013                          212,690    12.82 to 29.81   $3,495,069       1.00%      0.50% to 1.40%   20.72% to 30.23%
        2012                          231,797    10.47 to 24.62   $3,216,086       1.40%      0.50% to 1.40%   13.85% to 15.45%
        2011                          260,639    9.07 to 21.57    $3,172,814       1.68%      0.50% to 1.40%   -7.46% to -6.17%
        2010                          270,862    9.67 to 23.24    $3,689,322       1.24%      0.50% to 1.40%   14.74% to 16.34%
        2009                          286,103    8.31 to 20.20    $3,544,365       1.50%      0.50% to 1.40%   31.05% to 32.98%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
        2013                          262,303    14.14 to 23.41   $4,465,295       1.56%      0.50% to 1.40%   18.01% to 19.66%
        2012                          248,311    11.85 to 19.74   $3,881,752       1.71%      0.50% to 1.40%   13.47% to 15.07%
        2011                          259,218    10.32 to 17.32   $3,679,148       1.64%      0.50% to 1.40%   -4.94% to -3.61%
        2010                          272,614    10.74 to 18.17   $4,408,027       1.85%      0.50% to 1.40%   16.44% to 18.07%
        2009                          296,206    9.12 to 15.56    $4,224,742       1.87%      0.50% to 1.40%   36.73% to 38.63%

    Growth & Income Portfolio
        2013                          513,381    13.58 to 26.40   $9,113,910       1.91%      0.50% to 1.40%   31.72% to 33.56%
        2012                          527,805    10.20 to 19.98   $7,274,248       2.26%      0.50% to 1.40%   16.92% to 18.56%
        2011                          573,137    8.62 to 17.04    $6,860,702       1.78%      0.50% to 1.40%   0.21% to 1.61%
        2010                          583,490    8.51 to 16.96    $7,268,300       0.73%      0.50% to 1.40%   13.29% to 14.87%
        2009                          602,614    7.42 to 14.93    $7,092,988       1.07%      0.50% to 1.40%   25.39% to 27.30%

    Growth Opportunities Portfolio
        2013                          623,501    13.73 to 20.03   $9,111,339       0.30%      0.50% to 1.40%   36.00% to 37.90%
        2012                          682,310    9.98 to 14.69    $7,253,982       0.44%      0.50% to 1.40%   17.95% to 19.61%
        2011                          705,959    8.37 to 12.42    $6,310,384       0.16%      0.50% to 1.40%   0.89% to 2.30%
        2010                          770,122    8.20 to 12.27    $6,883,229       0.23%      0.50% to 1.40%   22.03% to 23.74%
        2009                          812,587    6.64 to 10.03    $6,139,897       0.47%      0.50% to 1.40%   43.94% to 45.74%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
        2013                          162,489    14.05 to 23.47   $2,774,411       1.60%      0.50% to 1.40%   15.81% to 17.31%
        2012                          163,974    11.99 to 20.17   $2,596,036       2.10%      0.50% to 1.40%   10.25% to 11.52%
        2011                          167,671    10.75 to 18.20   $2,541,169       1.91%      0.50% to 1.40%   3.88% to 5.07%
        2010                          166,610    10.23 to 17.43   $2,625,017       1.82%      0.50% to 1.40%   10.10% to 11.36%
        2009                          172,477    9.19 to 15.76    $2,560,358       5.19%      0.50% to 1.40%   13.86% to 15.42%

    Capital Appreciation Fund
        2013                          381,647    13.90 to 35.24   $7,428,705       0.00%      0.50% to 1.40%   29.12% to 30.92%
        2012                          395,233    10.64 to 27.22   $6,102,498       0.00%      0.50% to 1.40%   14.39% to 16.00%
        2011                          394,175    9.20 to 23.72    $5,713,175       0.00%      0.50% to 1.40%   -7.80% to -6.51%
        2010                          537,767    9.86 to 25.66   $10,155,713       0.00%      0.50% to 1.40%   29.48% to 31.29%
        2009                          330,880    7.53 to 19.76    $5,417,524       0.80%      0.50% to 1.40%   35.13% to 37.13%

    International Fund
        2013                        1,015,442    10.61 to 21.87  $15,136,746       1.71%      0.50% to 1.40%   20.72% to 22.41%
        2012                        1,089,056    8.69 to 18.07   $13,499,090       0.85%      0.50% to 1.40%   19.48% to 21.16%
        2011                        1,150,791    7.19 to 15.08   $12,200,488       1.46%      0.50% to 1.40%   -13.25% to -12.04%
        2010                        1,212,282    8.19 to 17.33   $15,560,307       2.58%      0.50% to 1.40%   11.73% to 13.29%
        2009                        1,304,784    7.25 to 15.47   $16,433,805       1.93%      0.50% to 1.40%   31.92% to 33.66%

    Value Fund
        2013                        1,179,416    14.71 to 32.95  $26,738,268       1.72%      0.50% to 1.40%   29.91% to 31.73%
        2012                        1,231,810    11.20 to 25.29  $22,712,813       1.80%      0.50% to 1.40%   12.99% to 14.58%
        2011                        1,361,084    9.80 to 22.32   $23,843,287       1.74%      0.50% to 1.40%   -0.38% to 1.01%
        2010                        1,351,336    9.72 to 22.34   $25,846,393       2.21%      0.50% to 1.40%   11.86% to 13.42%
        2009                        1,017,241    8.59 to 19.92   $18,477,916       5.26%      0.50% to 1.40%   18.17% to 19.80%

    Income & Growth Fund
        2013                          149,973    13.92 to 20.64   $2,413,377       2.26%      0.50% to 1.40%   33.95% to 35.68%
        2012                          154,411    10.28 to 15.33   $1,867,726       2.12%      0.50% to 1.40%   13.15% to 14.46%
        2011                          169,860    8.98 to 13.48    $1,843,450       1.56%      0.50% to 1.40%   1.69% to 2.86%
        2010                          179,918    8.73 to 13.19    $1,982,303       1.49%      0.50% to 1.40%   12.57% to 13.86%
        2009                          182,151    7.67 to 11.66    $1,884,723       4.47%      0.50% to 1.40%   16.42% to 18.03%

   MFS Variable Insurance Trust
    Growth Series
        2013                        1,245,225    11.03 to 23.00  $19,071,991       0.21%      0.50% to 1.40%   34.96% to 36.85%
        2012                        1,255,161    8.10 to 16.96   $13,719,318       0.00%      0.50% to 1.40%   15.76% to 17.39%
        2011                        1,288,951    6.94 to 14.58   $12,284,658       0.20%      0.50% to 1.40%   -1.70% to -0.32%
        2010                        1,262,661    6.99 to 14.76   $12,579,470       0.11%      0.50% to 1.40%   13.75% to 15.34%
        2009                        1,340,983    6.10 to 12.91   $13,641,268       0.23%      0.50% to 1.40%   35.76% to 37.71%

    Investors Trust Series
        2013                          105,418    14.27 to 19.01   $1,648,471       1.07%      0.50% to 1.40%   30.23% to 31.92%
        2012                          111,338    10.83 to 14.60   $1,336,494       0.91%      0.50% to 1.40%   17.53% to 18.88%
        2011                          114,052    9.11 to 12.42    $1,194,365       0.96%      0.50% to 1.40%   -3.53% to -2.42%
        2010                          124,498    9.34 to 12.88    $1,421,881       1.33%      0.50% to 1.40%   9.56% to 10.82%
        2009                          135,473    8.43 to 11.75    $1,461,656       1.59%      0.50% to 1.40%   25.16% to 26.96%

    New Discovery Series
        2013                          372,391    16.14 to 45.06   $8,942,758       0.00%      0.50% to 1.40%   39.57% to 41.52%
        2012                          393,403    11.42 to 32.13   $7,190,703       0.00%      0.50% to 1.40%   19.54% to 21.22%
        2011                          370,234    12.03 to 26.74   $6,108,354       0.00%      0.50% to 1.40%   -11.50% to -10.27%
        2010                          489,753    13.44 to 30.07  $10,670,420       0.00%      0.50% to 1.40%   34.46% to 36.34%
        2009                          324,990    9.88 to 22.25    $5,873,746       0.00%      0.50% to 1.40%   60.90% to 63.13%

    Research Series
        2013                          267,345    14.75 to 21.05   $4,236,797       0.33%      0.50% to 1.40%   30.46% to 32.28%
        2012                          281,903    11.17 to 16.05   $3,440,212       0.81%      0.50% to 1.40%   15.64% to 17.27%
        2011                          305,358    9.55 to 13.81    $3,318,049       0.88%      0.50% to 1.40%   -1.82% to -0.45%
        2010                          301,192    9.62 to 14.00    $3,623,945       0.94%      0.50% to 1.40%   14.30% to 15.90%
        2009                          326,000    8.32 to 12.19    $3,637,241       1.37%      0.50% to 1.40%   28.73% to 30.51%

    Total Return Series
        2013                           20,388    12.12 to 14.03     $269,262       1.85%      0.50% to 1.40%   17.40% to 19.05%
        2012                           18,668    10.32 to 11.80     $207,330       2.98%      0.50% to 1.40%   9.71% to 11.26%
        2011                           21,083    9.41 to 10.48      $208,576       2.70%      0.50% to 1.40%   0.37% to 1.77%
        2010                           19,425    9.37 to 10.30      $185,995       3.49%      0.50% to 1.40%   8.41% to 9.93%
        2009                           12,267    8.65 to 9.37       $107,239       4.10%      0.50% to 1.40%   16.39% to 17.97%

    Utilities Series
        2013                          262,762    13.35 to 16.16   $3,649,871       2.49%      0.50% to 1.40%   18.85% to 20.52%
        2012                          263,001    11.23 to 13.42   $3,029,209       6.84%      0.50% to 1.40%   11.91% to 13.48%
        2011                          295,813    9.90 to 10.45    $3,032,912       3.17%      0.50% to 1.40%   5.31% to 6.78%
        2010                          290,698    9.27 to 9.84     $2,822,225       4.04%      0.50% to 1.40%   12.24% to 13.81%
        2009                          291,019    8.15 to 8.69     $2,504,063       4.46%      0.50% to 1.40%   31.46% to 33.14%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
        2013                          659,554    12.44 to 24.30  $11,131,920       0.58%      0.50% to 1.40%   34.02% to 35.90%
        2012                          686,199    9.18 to 18.04    $8,978,466       0.98%      0.50% to 1.40%   10.53% to 12.09%
        2011                          688,183    8.21 to 16.24    $8,712,909       0.72%      0.50% to 1.40%   -7.37% to -6.08%
        2010                          652,509    8.76 to 17.45   $10,117,340       0.56%      0.50% to 1.40%   15.79% to 17.41%
        2009                          670,325    7.48 to 15.00    $9,374,073       0.95%      0.50% to 1.40%   17.29% to 18.98%

    Mid-Cap Stock Portfolio
        2013                          621,820    13.56 to 36.14  $13,966,258       0.42%      0.50% to 1.40%   28.52% to 30.32%
        2012                          628,278    10.43 to 27.87  $11,723,841       0.67%      0.50% to 1.40%   12.96% to 14.55%
        2011                          606,339    9.13 to 24.45   $11,229,318       0.21%      0.50% to 1.40%   -5.33% to -4.01%
        2010                          561,805    9.53 to 25.60   $12,942,412       0.39%      0.50% to 1.40%   23.70% to 25.43%
        2009                          611,409    7.62 to 20.52   $12,081,813       0.46%      0.50% to 1.40%   24.88% to 26.71%

    International Opportunities Portfolio
        2013                          426,586    11.24 to 19.04   $6,379,301       1.89%      0.50% to 1.40%   29.88% to 31.70%
        2012                          449,475    8.55 to 14.66    $5,217,368       2.04%      0.50% to 1.40%   18.71% to 20.38%
        2011                          458,721    7.12 to 12.35    $4,534,768       0.98%      0.50% to 1.40%   -16.88% to -15.72%
        2010                          479,772    8.47 to 14.86    $5,778,833       0.89%      0.50% to 1.40%   19.55% to 21.22%
        2009                          509,014    7.01 to 12.43    $5,208,258       1.55%      0.50% to 1.40%   44.85% to 47.01%

    Calibrated Dividend Growth Portfolio
        2013                           20,113    13.06 to 15.51     $281,502       2.20%      0.50% to 1.40%   26.16% to 27.93%
        2012                           11,434    10.35 to 12.12     $124,053       3.10%      0.50% to 1.40%   10.89% to 12.46%
        2011                           11,917    9.34 to 10.78      $115,608       2.78%      0.50% to 1.40%   -1.19% to 0.19%
        2010                           12,361    9.45 to 10.76      $120,003       3.32%      0.50% to 1.40%   13.18% to 14.77%
        2009                           14,493    8.35 to 9.37       $122,203       3.90%      0.50% to 1.40%   21.70% to 23.36%

   Alger Fund
    Large Cap Growth Portfolio
        2013                          933,859    11.47 to 17.71  $11,629,562       0.79%      0.50% to 1.40%   33.22% to 35.08%
        2012                        1,016,757    8.56 to 13.29    $9,166,592       1.22%      0.50% to 1.40%   8.34% to 9.87%
        2011                        1,110,636    7.87 to 12.27    $9,067,565       1.01%      0.50% to 1.40%   -1.72% to -0.35%
        2010                        1,239,146    7.96 to 12.49   $10,117,273       0.91%      0.50% to 1.40%   11.82% to 13.39%
        2009                        1,513,751    7.09 to 11.17   $10,963,637       0.65%      0.50% to 1.40%   45.58% to 47.61%

    Mid Cap Growth Portfolio
        2013                          576,006    11.09 to 17.22   $7,844,929       0.33%      0.50% to 1.40%   33.97% to 35.84%
        2012                          645,119    8.19 to 12.82    $6,434,765       0.00%      0.50% to 1.40%   14.60% to 16.21%
        2011                          670,689    7.06 to 11.15    $5,991,591       0.34%      0.50% to 1.40%   -9.54% to -8.27%
        2010                          670,249    7.72 to 12.33    $6,914,381       0.00%      0.50% to 1.40%   17.74% to 19.38%
        2009                          724,562    6.48 to 10.47    $6,479,792       0.00%      0.50% to 1.40%   49.57% to 51.74%

    Capital Appreciation Portfolio
        2013                          964,283    14.88 to 26.08  $15,031,430       0.42%      0.50% to 1.40%   33.32% to 35.19%
        2012                          745,560    11.11 to 19.56   $8,466,137       1.10%      0.50% to 1.40%   16.66% to 18.30%
        2011                          813,272    9.48 to 16.77    $7,855,345       0.15%      0.50% to 1.40%   -1.68% to -0.30%
        2010                          876,985    9.54 to 17.05    $8,539,862       0.44%      0.50% to 1.40%   12.45% to 14.03%
        2009                          958,937    8.39 to 15.16    $8,265,722       0.00%      0.50% to 1.40%   48.95% to 51.01%

    SmallCap Growth Portfolio
        2013                          509,161    14.18 to 22.90   $7,580,246       0.00%      0.50% to 1.40%   32.41% to 34.13%
        2012                          559,677    10.59 to 17.29   $6,109,787       0.00%      0.50% to 1.40%   10.94% to 12.22%
        2011                          596,913    9.44 to 15.59    $5,861,398       0.00%      0.50% to 1.40%   -4.52% to -3.42%
        2010                          645,098    9.77 to 16.33    $6,603,653       0.00%      0.50% to 1.40%   23.57% to 24.98%
        2009                          718,168    7.82 to 13.21    $5,934,640       0.00%      0.50% to 1.40%   43.46% to 45.54%

   Invesco Variable Insurance Funds
    Diversified Dividend Fund
        2013                          120,768    7.90 to 14.60    $1,179,261       2.39%      0.50% to 1.40%   29.23% to 31.04%
        2012                          123,645    6.12 to 11.15      $871,740       2.13%      0.50% to 1.40%   17.08% to 18.73%
        2011                          122,080    5.22 to 6.38       $711,289       0.20%      0.50% to 1.40%   -3.44% to -2.09%
        2010                          107,366    5.41 to 6.51       $646,910       0.14%      0.50% to 1.40%   8.79% to 10.32%
        2009                          117,610    4.95 to 5.91       $647,049       3.47%      0.50% to 1.40%   25.56% to 27.55%

    Global Health Care Fund
        2013                          137,917    12.04 to 22.95   $2,639,325       0.72%      0.50% to 1.40%   38.60% to 40.54%
        2012                          116,848    8.59 to 16.41    $1,640,184       0.00%      0.50% to 1.40%   19.22% to 20.90%
        2011                          110,823    7.12 to 13.64    $1,389,446       0.00%      0.50% to 1.40%   2.52% to 3.95%
        2010                          103,065    6.87 to 13.19    $1,288,385       0.00%      0.50% to 1.40%   3.84% to 5.29%
        2009                           95,475    6.54 to 12.59    $1,164,469       0.32%      0.50% to 1.40%   19.69% to 27.68%

    International Growth Fund
        2013                          541,827    10.80 to 13.98   $6,259,020       1.18%      0.50% to 1.40%   17.37% to 19.01%
        2012                          591,379    9.20 to 11.76    $5,699,167       1.53%      0.50% to 1.40%   13.93% to 15.53%
        2011                          562,927    8.08 to 8.81     $4,711,721       1.60%      0.50% to 1.40%   -8.03% to -6.74%
        2010                          555,950    8.78 to 9.44     $5,011,954       2.77%      0.50% to 1.40%   11.31% to 12.86%
        2009                          535,163    7.89 to 8.37     $4,296,126       1.60%      0.50% to 1.40%   33.47% to 35.16%

   Van Eck Worldwide Insurance Trust
    Global Hard Assets Fund
        2013                          874,334    8.67 to 41.96   $15,620,891       0.68%      0.50% to 1.40%   9.01% to 10.53%
        2012                          788,834    7.84 to 38.15   $14,646,126       0.62%      0.50% to 1.40%   1.95% to 3.39%
        2011                          672,311    7.58 to 37.09   $14,448,645       1.25%      0.50% to 1.40%   -17.60% to -16.45%
        2010                          571,389    9.08 to 44.61   $18,167,360       0.39%      0.50% to 1.40%   27.45% to 29.23%
        2009                          466,487    7.02 to 34.69   $13,809,699       0.23%      0.50% to 1.40%   55.35% to 57.50%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
        2013                        1,848,934    11.57 to 16.88  $27,573,858       2.31%      0.50% to 1.40%   -3.32% to -1.96%
        2012                        1,827,749    11.82 to 17.30  $29,223,735       2.56%      0.50% to 1.40%   8.07% to 9.59%
        2011                        1,977,039    12.94 to 15.87  $29,534,163       2.75%      0.50% to 1.40%   2.18% to 3.61%
        2010                        1,801,778    12.49 to 15.39  $26,443,080       2.78%      0.50% to 1.40%   6.61% to 8.10%
        2009                        1,970,394    11.56 to 14.31  $27,862,716       4.83%      0.50% to 1.40%   12.46% to 14.08%

    Low Duration Portfolio
        2013                          165,147    10.94 to 13.91   $2,229,269       1.45%      0.50% to 1.40%   -1.51% to -0.23%
        2012                          165,685    10.97 to 14.00   $2,268,773       1.91%      0.50% to 1.40%   4.38% to 5.59%
        2011                          166,570    11.81 to 13.30   $2,179,575       1.68%      0.50% to 1.40%   -0.28% to 0.86%
        2010                          166,245    11.84 to 13.22   $2,163,896       1.73%      0.50% to 1.40%   3.83% to 5.03%
        2009                          169,222    11.10 to 12.62   $2,102,392       3.50%      0.50% to 1.40%   11.74% to 13.35%

    High Yield Portfolio
        2013                          161,730    13.31 to 20.56   $2,891,330       5.70%      0.50% to 1.40%   4.27% to 5.73%
        2012                          291,481    12.61 to 19.55   $5,166,606       5.45%      0.50% to 1.40%   12.71% to 14.30%
        2011                          515,682    12.49 to 17.19   $8,225,521       5.82%      0.50% to 1.40%   1.92% to 3.34%
        2010                          177,139    12.09 to 16.72   $2,773,483      18.01%      0.50% to 1.40%   12.88% to 14.46%
        2009                          164,574    10.56 to 14.68   $2,388,610      12.72%      0.50% to 1.40%   38.48% to 40.41%

    Real Return Portfolio
        2013                          355,778    11.42 to 16.30   $5,317,953       1.66%      0.50% to 1.40%   -10.47% to -9.22%
        2012                          374,378    12.59 to 18.04   $6,425,284       1.06%      0.50% to 1.40%   7.25% to 8.75%
        2011                          393,050    12.72 to 16.67   $6,328,227       2.06%      0.50% to 1.40%   10.13% to 11.66%
        2010                          401,304    11.39 to 15.01   $5,873,537       1.62%      0.50% to 1.40%   6.61% to 8.10%
        2009                          409,876    10.53 to 13.95   $5,612,147       3.06%      0.50% to 1.40%   16.75% to 18.36%

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
        2013                          352,009    12.67 to 17.73   $4,859,411       1.10%      0.50% to 1.40%   33.75% to 35.62%
        2012                          308,560    9.47 to 13.07    $3,130,037       1.22%      0.50% to 1.40%   11.26% to 12.83%
        2011                          321,699    8.51 to 11.59    $2,888,421       0.86%      0.50% to 1.40%   -0.71% to 0.67%
        2010                          312,785    8.57 to 11.51    $2,766,214       0.60%      0.50% to 1.40%   28.32% to 30.12%
        2009                          374,699    6.68 to 8.84     $2,556,517       1.20%      0.50% to 1.40%   25.81% to 27.63%

    Large Cap Value Fund
        2013                          368,274    10.79 to 15.17   $4,290,100       1.23%      0.50% to 1.40%   31.39% to 33.23%
        2012                          408,705    8.21 to 11.40    $3,563,692       1.48%      0.50% to 1.40%   17.48% to 19.13%
        2011                          420,869    6.99 to 8.03     $3,087,201       1.19%      0.50% to 1.40%   -8.33% to -7.05%
        2010                          476,487    7.63 to 8.64     $3,764,457       0.89%      0.50% to 1.40%   9.66% to 11.20%
        2009                          586,858    6.95 to 7.77     $4,169,697       1.91%      0.50% to 1.40%   16.68% to 18.38%

   Neuberger Berman Advisors Management Trust
    AMT Mid Cap Intrinsic Value Portfolio
        2013                           59,184    13.98 to 15.99     $883,314       1.36%      0.50% to 1.40%   35.16% to 37.05%
        2012                           41,684    10.34 to 11.68     $450,586       0.30%      0.50% to 1.40%   13.93% to 15.53%
        2011                           13,689    9.08 to 9.67       $129,392       0.55%      0.50% to 1.40%   -7.79% to -6.50%
        2010                           21,934    9.85 to 10.39      $223,342       0.61%      0.50% to 1.40%   24.44% to 26.18%
        2009                           11,332    7.91 to 8.27        $92,288       0.62%      0.50% to 1.40%   44.64% to 46.51%

   Profunds VP
    Japan
        2013                           43,834    6.97 to 13.32      $381,607       0.00%      0.50% to 1.40%   46.19% to 48.24%
        2012                           16,782    4.77 to 8.99        $94,326       0.00%      0.50% to 1.40%   21.24% to 22.95%
        2011                           11,117    3.93 to 5.35        $46,026       0.00%      0.50% to 1.40%   -19.66% to -18.54%
        2010                           15,881    4.90 to 6.57        $80,823       0.00%      0.50% to 1.40%   -7.82% to -6.53%
        2009                            9,770    5.31 to 7.03        $52,902       0.72%      0.50% to 1.40%   8.84% to 10.41%

    Oil & Gas
        2013                          185,754    9.01 to 14.52    $2,033,895       0.44%      0.50% to 1.40%   22.36% to 24.07%
        2012                          188,894    7.26 to 11.72    $1,684,148       0.11%      0.50% to 1.40%   1.47% to 2.90%
        2011                          192,424    7.06 to 9.42     $1,698,396       0.14%      0.50% to 1.40%   0.84% to 2.25%
        2010                          163,653    6.90 to 9.26     $1,441,372       0.50%      0.50% to 1.40%   16.14% to 17.76%
        2009                          187,460    5.86 to 7.90     $1,532,031       0.00%      0.50% to 1.40%   2.11% to 14.87%

    Small-Cap
        2013                           64,660    12.24 to 15.99     $944,392       0.19%      0.50% to 1.40%   35.77% to 37.67%
        2012                           65,050    9.02 to 11.62      $686,320       0.00%      0.50% to 1.40%   14.55% to 16.16%
        2011                           70,643    7.87 to 10.00      $629,555       0.00%      0.50% to 1.40%   -5.42% to -4.10%
        2010                          139,522    8.32 to 10.43    $1,243,578       0.05%      0.50% to 1.40%   20.42% to 22.10%
        2009                           29,883    6.91 to 8.54       $221,592       0.24%      0.50% to 1.40%   18.76% to 20.48%

    Ultra Mid-Cap
        2013                          124,208    12.18 to 22.21   $1,782,769       0.00%      0.50% to 1.40%   68.26% to 70.61%
        2012                          115,411    7.24 to 13.03      $924,138       0.00%      0.50% to 1.40%   30.65% to 32.49%
        2011                          106,135    5.54 to 7.00       $628,858       0.00%      0.50% to 1.40%   -14.84% to -13.65%
        2010                           90,750    6.51 to 8.10       $618,076       0.00%      0.50% to 1.40%   47.61% to 49.67%
        2009                           38,155    4.41 to 5.41       $172,244       0.06%      0.50% to 1.40%   63.23% to 66.03%

   Vanguard Variable Insurance Funds
    Balanced
        2013                           98,581    13.69 to 14.81   $1,415,343       2.41%      0.50% to 1.40%   18.23% to 19.88%
        2012                           89,682    11.58 to 12.35   $1,068,054       3.22%      0.50% to 1.40%   11.00% to 12.56%
        2011                           61,411    10.44 to 10.97     $660,479       2.61%      0.50% to 1.40%   2.27% to 3.70%
        2010                           48,575    10.20 to 10.58     $506,439       3.84%      0.50% to 1.40%   9.48% to 11.02%
        2009                           43,292    9.32 to 9.53       $408,802       4.08%      0.50% to 1.40%   21.19% to 22.97%

    Total Bond Market Index
        2013                           73,857    11.31 to 12.78     $909,745       2.52%      0.50% to 1.40%   -3.64% to -2.29%
        2012                           59,793    11.58 to 13.12     $755,324       1.90%      0.50% to 1.40%   2.58% to 4.02%
        2011                           43,915    11.95 to 12.64     $541,451       2.12%      0.50% to 1.40%   6.17% to 7.65%
        2010                           16,653    11.26 to 11.77     $192,136       1.91%      0.50% to 1.40%   5.03% to 6.50%
        2009                           13,469    10.72 to 11.08     $145,893       6.65%      0.50% to 1.40%   4.48% to 5.91%

    High Yield Bond
        2013                           24,298    13.52 to 15.32     $359,083       5.66%      0.50% to 1.40%   2.91% to 4.35%
        2012                           26,409    12.97 to 14.71     $376,272       5.73%      0.50% to 1.40%   12.71% to 14.30%
        2011                           25,534    12.15 to 12.91     $319,854       6.71%      0.50% to 1.40%   5.46% to 6.93%
        2010                           22,419    11.52 to 12.10     $263,774      10.08%      0.50% to 1.40%   10.56% to 12.10%
        2009                           22,162    10.42 to 10.82     $233,944       7.31%      0.50% to 1.40%   36.94% to 38.76%

    International
        2013                        1,342,067    10.82 to 14.47  $15,468,367       1.31%      0.50% to 1.40%   21.55% to 23.26%
        2012                        1,255,200    8.91 to 11.75   $11,646,593       1.87%      0.50% to 1.40%   18.47% to 20.14%
        2011                        1,053,522    7.52 to 7.90     $8,146,570       1.61%      0.50% to 1.40%   -14.73% to -13.54%
        2010                          847,411    8.82 to 9.14     $7,609,345       1.36%      0.50% to 1.40%   14.13% to 15.72%
        2009                          428,651    7.72 to 7.90     $3,339,477       3.05%      0.50% to 1.40%   40.69% to 42.84%

    Mid-Cap Index
        2013                          585,406    14.69 to 16.73   $9,087,107       1.16%      0.50% to 1.40%   33.07% to 34.93%
        2012                          697,765    11.04 to 12.41   $7,997,666       1.12%      0.50% to 1.40%   14.21% to 15.82%
        2011                          647,787    9.67 to 10.16    $6,443,284       0.98%      0.50% to 1.40%   -3.39% to -2.04%
        2010                          536,560    10.00 to 10.37   $5,470,921       0.73%      0.50% to 1.40%   23.64% to 25.37%
        2009                          236,872    8.09 to 8.28     $1,933,730       1.42%      0.50% to 1.40%   38.32% to 40.26%

    REIT Index
        2013                          215,439    11.75 to 13.50   $2,675,184       1.82%      0.50% to 1.40%   0.92% to 2.33%
        2012                          161,292    11.64 to 13.20   $1,944,646       1.69%      0.50% to 1.40%   15.83% to 17.46%
        2011                          140,232    10.05 to 10.67   $1,445,112       1.61%      0.50% to 1.40%   6.94% to 8.44%
        2010                          118,697    9.40 to 9.86     $1,135,310       3.18%      0.50% to 1.40%   26.48% to 28.25%
        2009                           55,505    7.43 to 7.71       $416,328       2.73%      0.50% to 1.40%   27.46% to 29.25%

    Small Company Growth
        2013                          360,684    18.73 to 20.98   $7,262,762       0.64%      0.50% to 1.40%   44.52% to 46.54%
        2012                          351,196    12.81 to 14.32   $4,837,881       0.23%      0.50% to 1.40%   13.06% to 14.65%
        2011                          348,497    11.20 to 12.49   $4,234,844       0.20%      0.50% to 1.40%   -0.04% to 1.36%
        2010                          335,082    11.08 to 12.32   $4,044,446       0.35%      0.50% to 1.40%   29.97% to 31.79%
        2009                          236,102    8.43 to 9.35     $2,176,091       0.90%      0.50% to 1.40%   37.47% to 39.33%

    Short Term Investment Grade
        2013                          165,047    11.00 to 12.31   $1,830,073       2.06%      0.50% to 1.40%   -0.32% to 1.08%
        2012                          171,462    10.89 to 12.17   $2,010,748       2.36%      0.50% to 1.40%   2.97% to 4.42%
        2011                          216,845    11.09 to 11.66   $2,457,729       1.64%      0.50% to 1.40%   0.61% to 2.02%
        2010                           74,941    11.02 to 11.46     $842,532       4.62%      0.50% to 1.40%   3.77% to 5.22%
        2009                           62,384    10.62 to 10.92     $670,277       3.61%      0.50% to 1.40%   12.28% to 13.86%

    Total Stock Market Index
        2013                          103,174    14.16 to 16.61   $1,538,547       1.37%      0.50% to 1.40%   31.44% to 33.28%
        2012                           78,457    10.77 to 12.47     $878,844       1.43%      0.50% to 1.40%   14.71% to 16.33%
        2011                           46,941    9.39 to 9.87       $454,151       1.31%      0.50% to 1.40%   -0.56% to 0.83%
        2010                           38,359    9.34 to 9.79       $368,603       3.49%      0.50% to 1.40%   15.49% to 17.11%
        2009                           49,988    7.99 to 8.36       $412,374      10.76%      0.50% to 1.40%   26.55% to 28.22%

        *   The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

        **  The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

PART C

OTHER INFORMATION

Item 26.     Exhibits

(a)   Board of Directors Resolutions.

Resolution of the Board of Directors of Midland National Life establishing the Separate Account A (2)

(b)   Custodian Agreements.  Not Applicable

(c)   Underwriting Contracts.

1)    Principal Underwriting Agreement (8)

2)    Selling Agreement (8)

3)    Commission Schedule (8)

(d)   Contracts.

        Policy (17)

(e)   Applications.

               Application Form. (5)

(f)    Depositor’s Certificate of Incorporation and By-Laws.

1)    Articles of Incorporation of Midland National Life. (2)

2)    By-Laws of Midland National Life. (2)

(g)   Reinsurance Contracts.

                Draft of Reinsurance Contracts (8)

(h)   Participation Agreements.

1. (a)   Participation Agreements between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

    (b)   Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

    (c)   Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund III. (2)

(d)   Participation Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc. (1)

    (e)   Participation Agreement between Midland National Life Insurance Company and Lord Abbett Series Funds, Inc. (3)

    (f)    Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (4)

    (g)   Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (3)

    (h)   Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (6)

(i)    Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products  Fund III. (6)

(j)    Participation Agreement between Midland National Life Insurance Company and Van Eck Global Worldwide Insurance Trust. (7)

(k)   Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (8)

(l)    Participation Agreement between Midland National Life Insurance Company and AIM Distributors, Inc. (12)

(m)  Participation Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust. (10)

(n)   Participation Agreement between Midland National Life Insurance Company and PIMCO Advisors VIT. (10)

(o)   Participation Agreement between Midland National Life Insurance Company and Neuberger Berman Advisers Management Trust. (10)

(p)   Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust. (11)

(q)   Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust. (12)

(r)    Amendment to Participation Agreement between Midland National Life Insurance Company and Premier VIT (formerly PIMCO Advisors VIT) and Allianz Global Investors Distributors LLC. (13)

(s)    Participation Agreement between Midland National Life Insurance Company and ProFund Advisors, LLC. (14)

(t)      Amendment to Participation Agreement for ProFund Advisors, LLC. (16)

(u)     Participation Agreement between Midland National Life Insurance Company and Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation. (16)

(v)     Amendment to, Novation Agreement, Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (18)

(w)    Amendment to, Novation Agreement, Participation Agreement between Midland National Life Insurance Company and Allianz Global Investors Distributors LLC (“AGID”). (19)

(x)     Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust. (19)

(y)     Amendment to Participation Agreement between Midland National Life Insurance Company and Invesco Aim Distributors, Inc. (19)

(z)     Amendment to the Participation Agreement between Midland National Life Insurance Company, The Alger American Portfolios (formerly The Alger American Funds) and Fred Alger & Company, Incorporated. (20)

(aa) Amendment to the Participation Agreement between Midland National Life Insurance Company,  Invesco Distributors, Inc. (formerly known as AIM Distributors, Inc. and Invesco Aim Distributors, Inc.) and AIM Variable Insurance Funds (20)

(bb) Amendment to the Participation Agreement between Midland National Life Insurance Company,  American Century Investment Services, Inc. and American Century Investment Management, Inc. (20)

(cc)  Amendment to the Participation Agreement between Midland National Life Insurance Company,  Calvert Variable Series, Inc. and Calvert Investment Management, Inc. (20)

(dd) Summary Prospectus Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation (20)

(ee)  Amendment to the Participation Agreement between Midland National Life Insurance Company,  Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (20)

(ff)   Amendment to the Participation Agreement between Midland National Life Insurance Company and Janus Aspen Series (20)

(gg)  Amendment to the Participation Agreement between Midland National Life Insurance Company, ProFunds, Access One Trust and ProFunds Advisors LLC (20)

(i)    Administrative Contracts. Not Applicable.

(j)    Other Material Contracts.

(a)     AIM Fund Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between Midland National Life Insurance Company and A I M Investment Services, Inc.   (15)

(b)     Rule 22c-2 Agreement between Midland National Life Insurance Company and Fred Alger & Company, Inc.   (15)

(c)     Shareholder Information Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc.   (15)

(d)     SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation.   (15)

(e)     Variable Annuity Shareholder Information Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust.  (15)

(f)      Rule 22c-2 Agreement between Midland National and Lord Abbett Distributor LLC.  (15)

(g)     Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc.  (15)

(h)     Rule 22c-2 Shareholder Information Access Agreement between Midland National and Neuberger Berman Management Inc.  (15)

(i)       Rule 22c-2 Amendment to Participation Agreement between Midland National and Allianz Global Investors Distributors, Inc., principal underwriters for Premier VIT and PIMCO Variable Insurance Trust.  (15)

(j)      Shareholder Information Agreement between Midland National and Van Eck Securities Corporation.  (15)

(k)   Legal Opinion.

1)       Opinion and Consent. (21)

2)       Power of Attorney. (21)

(l)    Actuarial Opinion.   (21)

(m)  Calculation of Illustrations. (9)

(n)   Other Opinions.

1)    Consent of Sutherland Asbill & Brennan LLP. (21)

2)    Consent of Independent Registered Public Accounting Firm. (21)

(o)   Omitted Financial Statements.  Not Applicable.

(p)   Initial Capital Agreements.  Not Applicable.

(q)   Redeemability Exemption.  Memorandum describing Midland National Life’s issuance, transfer and redemption procedures for the Policy. (21)

__________

(1)     Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No. 333-14061)

(2)     Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061)

(3)     Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061)

(4)     Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333-80975)

(5)     Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File No. 333-14061)

(6)     Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)

(7)     Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File No. 333-71800)

(8)     Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 30, 2003 (File No. 333-14061)

(9)     Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2004 (File No. 333-14081)

(10)   Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File No. 333-108437)

(11)   Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004 (File No. 333-108437)

(12)   Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006 (File No. 333-58300)

(13)   Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 26, 2007 (File No. 333-58300)

(14)    Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 28, 2006 (File No. 333-128910)

(15)    Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-6 on April 28, 2008 (File No. 333-58300)

(16)    Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-6 on April 29, 2009 (File No. 333-148111)

(17)    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-6 on January 21, 2009 (File No. 333-153825)

(18)    Incorporated herein by reference to Post-Effective Amendment No. 18 for Form N-4 on April 29, 2010 (File No. 333-71800)

(19)    Incorporated herein by reference to Post-Effective Amendment No. 19 for Form N-4 on April 27, 2011 (File No. 333-71800)

(20)    Incorporated herein by reference to Post-Effective Amendment No. 8 for Form N-6 on April 26, 2013 (File No. 333-148824)

(21)    Filed herewith

(22)    To be filed by amendment

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Esfandyar E. Dinshaw**............................................	Chairman of the Board & Chief Executive Officer
Steven C. Palmitier***...............................................	President and Chief Operating Officer – Director
John J. Craig II**.........................................................	Senior Vice President & Treasurer - Director
Darron K. Ash...............................................................	Vice President - Director
Roland C. Baker..........................................................	Director
Willard Bunn, III..........................................................	Director
William D. Heinz..........................................................	Director
Heather Kreager...........................................................	Vice President - Director
Michael M. Masterson................................................	Director
Michael O. Winemiller.................................................	Director
Cindy K. Reed**.........................................................	President, Annuity Division
William L. Lowe**......................................................	President, Sammons Retirement Solutions
Robert R. TeKolste......................................................	President, Shared Services
Victoria E. Fimea**.....................................................	Senior Vice President, General Counsel & Secretary
Donald T. Lyons **.....................................................	Senior Vice President
Timothy A. Reuer .......................................................	Senior Vice President and Corporate Actuary
David Shaw **.............................................................	Senior Vice President and Chief Information Officer
Rebecca L. Luloff**...................................................	Senior Vice President, Chief Administration Officer & Assistant Secretary
Melody R.J. Jensen......................................................	Vice President, General Counsel and Secretary
Brian D. Hansen***....................................................	Vice President, Compliance & Counsel
Daniel M. Kiefer...........................................................	Vice President and Chief Financial Officer
Ann Hughes****.........................................................	Vice President, Business Development - SRS
Brent A. Mardis**.......................................................	Vice President, Chief Risk Officer
Gary Brown...................................................................	Vice President, Life New Business & Underwriting
Teri L. Ross**...............................................................	Vice President, Annuity New Business & Agency Services
Bradley W. Rosenblatt***.........................................	Vice President, Marketing and Sales Support
Kirk Evans**................................................................	Vice President, Product Actuary & Risk Management – SRS
Jeremy A. Bill................................................................	Vice President, Life Product Development
Gerald R. Blair***.......................................................	Vice President and Chief Distribution Officer
Diana Ronald**...........................................................	2nd Vice President, Client Services & Claims and Benefits
Brian Hansen***.........................................................	Vice President Compliance & 38a-1 CCO
Michael J. Arch.............................................................	Assistant Vice President, Internal Audit
Richard T. Hicks..........................................................	Assistant Vice President, Systems Administration & Controls
Randy D. Shaull...........................................................	Assistant Vice President & Actuary
Melissa Scheuerman**...............................................	Assistant Vice President, Business Development SRS
Susan Mersereau**.....................................................	Assistant Vice President, Chief Compliance Officer, Broker Dealer – SFN

 *     Unless noted otherwise, the principal business address for each officer and director is One Sammons Plaza, Sioux Falls, SD 57193-9991

**   Annuity Division, 4350 Westown Parkway, West Des Moines, IA 50266

*** 525 W. Van Buren, Chicago, IL 60607

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant –

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc.  The Registrant is a segregated asset account of Midland.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).   Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2013, are:

Name	Jurisdiction	Percent Of Voting Securities Owned
1888 Fund, Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
1900 Capital, Inc.	DE	100 % by Compatriot Capital, Inc.
5180 CLO LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
7100 Holdings, LLC	DE	100% by EquiTrust Life Insurance Company
A24 Films, LLC	DE	66.7% by SBC Funding, LLC
ACEI Holdco, LLC (fka IIP Bridge Funding, LLC)	DE	100% by GPFT Holdco, LLC
ACEIG, LLC	DE	100% by Guggenheim Capital Enterprises, LLC
Advisor Research Center, LLC	MD	100% by Rydex Fund Services, LLC
AF V, LLC	DE	100% by Corporate Funding VI, LLC
AF VI, LLC	DE	100% by Corporate Funding VI, LLC
AF VII, LLC	DE	100% by Corporate Funding VI, LLC
AFSP Fund I Partners, LLC	DE	53.6% by Compatriot Capital, Inc.
Aircraft Mgmt. Company, LLC	DE	100% by GPFT Holdco, LLC
Ann Arbor City Apartments LLC	DE	90% by Compatriot Capital, Inc. 10% by Village Green Holding LLC
Argus Portfolios Holdings Ltd.	CYM	(No Ownership) Management by Guggenheim Partners, LLC
Argus Portfolios SPC	CYM	100% by Argus Portfolios Holdings Ltd.
ASG Mortgage Investors, LLC	DE	35.3% by 1900 Capital, Inc.
Asheville Resolution Corporation	DE	100% by Consolidated Investment Services, Inc.
Asset Consulting Group, LLC	DE	100% by GWM Holdco, LLC
Astoria InvestCo Holdings, LLC	DE	100% by Security Benefit Life Insurance Company
Astoria InvestCo, LLC	DE	50% by Astoria InvestCo Holdings, LLC
Aureus Group, LLC	DE	29.9% by Compatriot Capital, Inc.
Ballinshire investment entities	DE	100% by EL Funding, LLC
Bennington Stark Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
BFC Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Bingham LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Bismarck Development Company, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
Bound Brook Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Briggs Construction Equipment, Inc.	DE	100% by Consolidated Investment Services, Inc.
Briggs Equipment Mexico, Inc.	DE	100% by Briggs Equipment, Inc.
Briggs Equipment UK Limited	GBR	100 % by Briggs UK Holdings, Inc.
Briggs Equipment, Inc.	DE	100% by Briggs International, Inc.
Briggs Equipment, S.A. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% Briggs Equipment Mexico, Inc.
Briggs International, Inc.	DE	100% by Consolidated Investment Services, Inc.
Briggs UK Holdings, Inc.	DE	100 % by Consolidated Investment Services, Inc.
Cainhoy Land & Timber, LLC	DE	65.5% by GC Parent Holdings, LLC
California Reverse Mortgage Co.	CA	100% by Generation Financial Mortgage, LLC
Caprock Funding entities	DE	100% by LCLF investment entities
Carco Services, LLC	DE	100% by Guggenheim Services, LLC
CCE Funding LLC	DE	100 % by Compatriot Capital, Inc.
Cedar Springs (Cayman) Ltd.	CYM	100% by Cedar Springs Capital Company, LLC
Cedar Springs Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
CF-G Funding, LLC	DE	100% by Gennessee Insurance Agency, LLC
Channel Capital Group Holdings, LLC	DE	38.3% by Nominee Holding Company, LLC
Channel Capital Group LLC	DE	100% by Channel Capital Group Holdings, LLC
Chelsea Creek Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Cohen Financial Services (DE), LLC	DE	100% by Pillar Financial, LLC
Compatriot Capital, Inc.	DE	100 % by Sammons Equity Alliance, Inc.
Concord Minutemen (Cayman) Ltd.	CYM	100% by Concord Minutemen Capital Company, LLC
Concord Minutemen Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Consolidated Investment Services, Inc.	NV	100% by Sammons Enterprises, Inc.
Controladora Briggs de Mexico S. de R.L. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% Briggs Equipment Mexico, Inc.
Copper River CLO Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Corporate Funding V, LLC	DE	100% by GPFT Holdco, LLC
Corporate Funding VI, LLC	DE	100% by GPFT Holdco, LLC
Corporate Funding VIII, LLC	DE	100% by SL Funding, LLC
CP Aureus FSP, LP	DE	49.5% by AFSP Fund I Partners, LLC
Crown Point Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Crown Point Funding (Cayman), Ltd.	CYM	100% by Crown Point Capital Company, LLC
CSFC, LLC	DE	100% by The Liberty Hampshire Company, LLC
DBI/ASG Mortgage Acquisition Fund I, LP	DE	55.4% by 1900 Capital, Inc.
dcp Funding LLC	DE	27.8% by Guggenheim Life and Annuity Company
dcp Funding LLC	DE	(No Ownership) Management by Guggenheim Corporate Funding, LLC
Deferred Compensation investment entities	DE	36% - 100% by GC Deferred Compensation I, LLC
dick clark entities	DE	100% by dcp Funding LLC
DLPG, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Dunbarre Insurance Agency, LLC	DE	100% by Security Benefit Life Insurance Company
E2 CTA Portfolio Limited	CYM	100% by The Liberty Hampshire Company, LLC
E2M Fund II Holdco, LP	DE	47.8% by Compatriot Capital, Inc. & Management by E2M General Partner II, LLC
E2M General Partner II, LLC	DE	17.4% by Compatriot Capital, Inc.
E2M General Partner III, LLC	DE	30% by Compatriot Capital, Inc.
E2M Holdings, LLC	DE	30% by Compatriot Capital, Inc.
E2M Partners, LLC	DE	100 % by E2M Holdings, LLC
E2M Strategic Fund (Fund A), LP	DE	80.5% by Compatriot Capital, Inc. & Management by E2M General Partner III, LLC
E2M/SRC Investment Company, LLC	DE	37% by Compatriot Capital, Inc. 60% by E2M Fund II Holdco, LP
Edenton Funding, LLC	DE	100% by Elsmere Insurance Agency, LLC
Edgehill Byron Capital Company Limited	IRL	(No Ownership) Management by Guggenheim Partners, LLC
EFC Holdings investment entities	DE	100% by GPFT Holdco, LLC
Efland Funding, LLC	DE	100% by Elsmere Insurance Agency, LLC
EHC Funding, LLC	DE	100% by EquiTrust Holdco Parent, LLC
Eiger Fund I, LP	DE	38.8% by Compatriot Capital, Inc.
Eiger Partners, LP	DE	10% by Compatriot Capital, Inc.
EL Funding, LLC	DE	100% by SL Funding, LLC
ELSL Funding, LLC	DE	100% by Elsmere Insurance Agency, LLC
Elsmere Insurance Agency, LLC	DE	100% by Guggenheim Life and Annuity Company
Energy Asset Holdings LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Enterhealth, LLC	TX	21.3% by Sammons Capital, Inc.
EquiTrust GBM Investco, LLC	DE	100% by EquiTrust Life Insurance Company
EquiTrust Holdco Parent II, LLC	DE	30% by Guggenheim Insurance Holdco, LLC & Management by Guggenheim Insurance Holdco, LLC
EquiTrust Holdco Parent, LLC	DE	100% by EquiTrust Holdco Parent II, LLC & Management by EquiTrust Manager, LLC
EquiTrust Holdings, LLC	DE	100% by EquiTrust Holdco Parent, LLC
EquiTrust Insurance Services, LLC	DE	100% by Guggenheim Insurance Services, LLC
EquiTrust Life Insurance Company	IL	100% by EquiTrust Holdings, LLC
EquiTrust Manager, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Eventine Funding, LLC	DE	100% by Elsmere Insurance Agency, LLC
First Security Benefit Life Insurance and Annuity Company of New York	NY	100% by Security Benefit Corporation
Forklift Operations de Mexico, S.A. de C.V.	MEX	99% by Controladora Briggs de Mexico S. de R.L. de C.V. 1% by Briggs Equipment Mexico, Inc.
Forrestal Portfolios, LLC	DE	100% by Moore's Creek Capital Corporation
Franklin Park (Cyprus) Limited	CYP	100% by GGIC IIP Holdings LP
Franklin Park India, LLC	DE	100% by Infrastructure India Plc
GAAFS Holdings, LLC	DE	100% by Guggenheim Advisors, LLC
GAIF II Aviation U.S. Source Asset Holding Companies	DE	100% by Guggenheim Aviation Investment Fund II, LP
GAIF II Aviation Asset Holding Companies	DE	100% by GAIF II U.S. Source Fund, LP
GAIF II FF Feeder Fund, L.P.	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
GAIF II Services Group, LLC	DE	100% by Guggenheim Aviation Investment Fund II, LP
GAIF II U.S. Source Blocker, LP	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
GAIF II U.S. Source Fund, LP	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
GAIF II U.S. Source Services Group, LLC	DE	100% by GAIF II U.S. Source Fund, LP
GASG Co-Investor Fund I, LP	DE	50% by 1900 Capital, Inc.
GBH Venture Co., Inc.	DE	100% by Consolidated Investment Services, Inc.
GC Deferred Compensation I, LLC	DE	100% by Guggenheim Capital, LLC
GC Deferred Compensation Offshore, Ltd.	CYM	100% by Guggenheim Capital International, Ltd.
GC Maple Leaf, Inc.	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
GC New York, LLC	DE	99.5% by GC Parent Holdings, LLC
GC Orpheus Investors, LLC	DE	20.2% by Guggenheim Partners, LLC
GC Parent Holdings, LLC	DE	100% by Guggenheim Capital, LLC
GC Pilar Golf Investment, LLC	DE	100% by GC Parent Holdings, LLC
GC Repo, LLC	DE	100% by Guggenheim Partners, LLC
GC VIE Manager, LLC	DE	99.5% by Guggenheim Partners, LLC
GDP property holding entities	DE	100% by Guggenheim Development Partners, Inc.
GDP-Pilara Lotes, LLC	DE	100% by GC Parent Holdings, LLC
GEIF GP, LLC	DE	99.5% by Guggenheim Partners, LLC
Generation Financial Group, LLC	DE	50% by JLx3, LLC 50% by Guggenheim Partners, LLC
Generation Financial Mortgage, LLC	DE	66.9% by GPFT Holdco, LLC
Generation Financial Mortgage, LLC	DE	25.8% by Generation Financial Group, LLC
Generation Mortgage Company	CA	100% by Generation Financial Mortgage, LLC
Gennessee Insurance Agency, LLC	DE	100% by Security Benefit Life Insurance Company
GFP Green Inc.	CYM	100% by GGIC, Ltd.
GFP Peru Dunas Holdings, Inc.	CYM	100% by GGIC, Ltd.
GFP Wind Holdings, LLC	DE	100% by Guggenheim Franklin Park Management, LLC
GFPIC, L.P.	CYM	34.5% by GFPID, LLC
GFPID, LLC	DE	40% by GC Parent Holdings, LLC
GFS (Ireland) Limited	IRL	100% by Guggenheim Fund Solutions, LLC
GFS MAP (Ireland) Public Limited Company	IRL	(No Ownership) Management by Guggenheim Fund Solutions, LLC
GGIC Greenbacker Funding Ltd.	CYM	100% by GGIC, Ltd.
GGIC IIP Holdings LP	CYM	100% by GGIC, Ltd. & Management by GGIC IIP Holdings Ltd.
GGIC IIP Holdings Ltd.	CYM	100% by GGIC, Ltd.
GGIC KTI Holdings, Ltd.	CYM	100% by GGIC, Ltd.
GGIC Loan Funding I, LLC	DE	100% by GGIC, Ltd.
GGIC Manager, LLC	DE	100% by GGIC, Ltd.
GGIC, Ltd.	GGY	100% by GFPIC, L.P.
GGT GP LLC	DE	100% by GGT Manager
GGT Manager	DE	100% by Guggenheim Holdings, LLC
GGT Multi-Strategy Fund LLC	DE	(No Ownership) Management by GGT Manager
GGT Multi-Strategy Funds	CYM	(No Ownership) Management by GGT GP LLC
GGT Trading	DE	(No Ownership) Management by GGT GP LLC
GH Financial, LLC	DE	100% by Guggenheim Life and Annuity Company
GI Holdco II LLC	DE	100% by Guggenheim Partners, LLC
GI Holdco LLC	DE	100% by GI Holdco II LLC
GIA Asia Holdings, Ltd.	CYM	100% by GWM Holdco, LLC
GIA Europe Holdings, Ltd.	CYM	100% by GWM Holdco, LLC
GIA Services (CA), Inc.	DE	100% by Guggenheim Investment Advisors, LLC
GIAS Funds	DE	(No Ownership) Management by Guggenheim Advisors, LLC
GIFS (Cayman) Ltd.	CYM	100% by GIFS Capital Company, LLC
GIFS Capital Company, LLC	DE	100% by Relationship Funding Company, LLC
Gila Bend Power Partners, LLC	DE	50% by Sammons Power Development, Inc.
GIM GP Ltd.	CYM	100% by Guggenheim Partners Investment Management, LLC
GLAC GBM Investco, LLC	DE	100% by Guggenheim Life and Annuity Company
GLAC Holdings, LLC	DE	100% by GPFT Holdco, LLC
Gladwin Holdings, LLC	DE	100% by Guggenheim Life and Annuity Company
GMI GPIM, LLC	DE	100% by Guggenheim Manager, Inc.
GMI GPIMH, LLC	DE	100% by Guggenheim Manager, Inc.
GN Fund I, LLC	FL	100% by Guggenheim Nicklaus Partners, LLC
GNCG Santiago LLC	DE	100% by Guggenheim Capital Enterprises, LLC
GNCG Vigo LLC	DE	100% by GNCG Santiago LLC
GNP property holding entities	DE	100% by Guggenheim-Nicklaus Fund I, Ltd.
GNP property holding entities	DE	100% by Guggenheim Nicklaus Partners, LLC
GP Energy Partners, LLC	DE	100% by Guggenheim Securities, LLC
GP Feeder Fund Management, LLC	DE	100% by GWM Holdco, LLC
GP Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
GP India Opportunities Feeder Fund, LP	CYM	(No Ownership) Management by Guggenheim Partners India GP, LLC
GPAM Holdings II, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPAM Holdings III, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPAM Holdings IV, LLC	DE	99.5% by Guggenheim Partners Investment Management, LLC
GPAM Holdings, Inc.	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
GPBLK, Inc.	DE	100% by GP Holdco, LLC
GPC Portfolio Companies	DE	(No Ownership) Management by Guggenheim Advisors, LLC
GPFT Holdco, LLC	DE	100% by GP Holdco, LLC
GPI Ventures, LLC	DE	100% by The Grove Park Inn Resort, Inc.
GPIM Holdings V, LLC	DE	TBD% by Guggenheim Partners Investment Management Holdings, LLC
GPIM Holdings VI, LLC	DE	TBD% by Guggenheim Partners Investment Management Holdings, LLC
GPM Center Court, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
GRE Monroe Property LLC	DE	(No Ownership) Management by GRE Monroe LLC
GRE Monroe, LLC	DE	100% by SBC Funding, LLC
GRE Plus Company, LLC	DE	99.5% by Guggenheim Partners, LLC
GRE property holding companies	DE	84% - 100% by Guggenheim Plus Leveraged LLC
GRE property holding companies	DE	67% - 100% by Guggenheim Real Estate Investment Trust & Management by Guggenheim Real Estate Investment Trust
GRE property holding companies	DE	95% - 100% by Guggenheim Plus Mezzanine Finance L.P. & Management by Guggenheim Plus Mezzanine Finance L.P.
GRE property holding companies	DE	100% by Guggenheim Plus Unleveraged LLC
GRE U.S. Property Fund GP LLC	DE	100% by Guggenheim Real Estate LLC
GRE U.S. Property Fund LP	DE	100% by GRE U.S. Property Fund GP LLC
Green Lane CLO Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
GREI GP LLC	DE	100% by Guggenheim Real Estate LLC
GRES GP LLC	DE	100% by Guggenheim Trust Company LLC
GS Gamma Advisors, LLC	DE	50% by Guggenheim Partners Investment Management Holdings, LLC
GS Gamma Investments, LLC	DE	(No Ownership) Management by GS Gamma Management, LLC
GS Gamma Management, LLC	DE	50% by Guggenheim Partners Investment Management Holdings, LLC
GSA Manager LLC	DE	100% by GGT Manager LLC
GSA OPH LLC	DE	(No Ownership) Management by GSA Manager LLC
GSFI, LLC	DE	70% by Guggenheim Partners, LLC 30% by JLx3, LLC
GTVI Partners, LLC	DE	44.4% by Guggenheim Venture Partners, LLC
Guggenheim Access Funds	DE	(No Ownership) Management by GP Feeder Fund Management, LLC
Guggenheim Advisors (Cayman) Ltd.	CYM	100% by Guggenheim Advisors, LLC
Guggenheim Advisors Funds	CYM	(No Ownership) Management by Guggenheim Advisors, LLC
Guggenheim Advisors, LLC	DE	100% by Guggenheim Alternative Asset Management, LLC
Guggenheim aero Finance Company, LLC	DE	100% by GPBLK, Inc.
Guggenheim Aircraft Opportunity GP, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Alpha Solutions Fund, LLC	DE	100% by GPIM Holdings V, LLC
Guggenheim Alternative Asset Management, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Apsley Fund, L.P.	CYM	(No Ownership) Management by Guggenheim Apsley Holdings, LLC
Guggenheim Apsley Holdings, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Aviation GAP Holdco, LLC	DE	100% by Guggenheim Aviation Partners, LLC
Guggenheim Aviation GM Holdco, LLC	DE	100% by Guggenheim Manager, Inc.
Guggenheim Aviation GP Holdco, LLC	DE	100% by Guggenheim Partners, LLC
Guggenheim Aviation Investment Fund II, LP	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
Guggenheim Aviation Offshore Investment Fund II, L.P.	CYM	(No Ownership) Management by Guggenheim Aviation Services II, Ltd.
Guggenheim Aviation Partners Limited	GBR	100% by Guggenheim Capital, LLC
Guggenheim Aviation Partners, LLC	DE	59.5% by Guggenheim Aviation GP Holdco, LLC
Guggenheim Aviation Services II, LLP	DE	39.5% by Guggenheim Aviation GP Holdco, LLC
Guggenheim Aviation Services II, Ltd.	CYM	100% by Guggenheim Capital, LLC
Guggenheim Aviation Services, Ltd.	CYM	100% by Guggenheim Capital, LLC
Guggenheim Capital Enterprises, LLC	DE	99.5% by Guggenheim Capital, LLC
Guggenheim Capital International, Ltd.	CYM	100% by GC Parent Holdings, LLC
Guggenheim Capital Management (Asia) Private Limited	IND	99% by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Capital, LLC	DE	41% by SAGE Assets, Inc.
Guggenheim Commercial Real Estate Finance, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Concinnity Funds	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Concinnity Strategy Funds	DE	(No Ownership) Management by Guggenheim Partners, LLC
Guggenheim Corporate Funding, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Credit Services, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Development Partners, Inc.	DE	100% by GC Parent Holdings, LLC
Guggenheim Digital Media, LLC	DE	100% by GI Holdco II LLC
Guggenheim Disbursement Agent, LLC	DE	100% by Guggenheim Services, LLC
Guggenheim Distributors, LLC	KS	100% by Rydex Holdings, LLC
Guggenheim Energy Advisors, LLC	DE	50% by GP Energy Partners, LLC & Management by GP Energy Partners, LLC
Guggenheim Energy LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Energy Opportunities Fund, LP	DE	(No Ownership) Management by Guggenheim Energy LLC
Guggenheim Energy Opportunities Leveraged Fund, LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Enhanced Income Fund, LLC	DE	(No Ownership) Management by GPIM Holdings VI, LLC
Guggenheim Franklin Park Management, LLC	DE	100% by GGIC, Ltd.
Guggenheim Fund Solutions, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Funding (Cayman) Ltd.	CYM	100% by Guggenheim Capital, LLC
Guggenheim Funds Distributors, LLC	DE	100% by Guggenheim Funds Services, LLC
Guggenheim Funds Investment Advisors, LLC	DE	100% by Guggenheim Funds Services, LLC
Guggenheim Funds Services Holdings, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Funds Services, LLC	DE	100% by Guggenheim Funds Services Holdings, LLC
Guggenheim GGT (Swiss) Gmbh	CH	100% by Guggenheim Global Trading, LLC
Guggenheim Global Investments Public Limited Company	IRL	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Global Trading, LLC	DE	99.5% by Guggenheim Manager Holdco, LLC
Guggenheim Golf Properties Investor, LLC	DE	99.5% by GC Parent Holdings, LLC
Guggenheim High Yield Plus Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Holdings, LLC	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Insurance Holdco, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Insurance Services, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Guggenheim International, LLC	DE	100% by Guggenheim Corporate Funding, LLC
Guggenheim Investment Advisors (Europe) Limited	GBR	100% by GIA Europe Holdings, Ltd.
Guggenheim Investment Advisors (Hong Kong) Limited	HKG	100% by GIA Asia Holdings, Ltd.
Guggenheim Investment Advisors, LLC	DE	100% by GWM Holdco, LLC
Guggenheim Investment Advisory Solutions, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Investor Services, LLC	DE	100% by GWM Holdco, LLC
Guggenheim Investors Fund LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim IQ Equity Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Knights of Security, LLC	DE	100% by Guggenheim Partners, LLC
Guggenheim Life and Annuity Company	DE	100% by GLAC Holdings, LLC
Guggenheim Loan Agent, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Loan Services Company, Inc.	CA	100% by Guggenheim Loan Services Company, LLC
Guggenheim Loan Services Company, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Management, LLC	DE	100% by Guggenheim Alternative Asset Management, LLC
Guggenheim Manager Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Manager, Inc.	DE	100% by Guggenheim Capital, LLC
Guggenheim Media, LLC	DE	100% by GI Holdco II LLC
Guggenheim Merchant Manager, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Mortgage Capital, LLC	DE	80% by Liberty Hampshire Holdings, LLC
Guggenheim Nicklaus Partners, LLC	DE	70% by GC Parent Holdings, LLC
Guggenheim Opportunities Investors III, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Partners Advisory Company	SD	100% by Guggenheim Partners, LLC
Guggenheim Partners Covered Call Fund GP, L.L.C.	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Partners Covered Call Fund, L.P.	DE	(No Ownership) Management by Guggenheim Partners Covered Call Fund GP, L.L.C.
Guggenheim Partners Europe Limited	IRL	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Partners India GP, LLC	DE	67% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Partners India Limited (Cayman)	CYM	100% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Management, LLC	DE	100% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners Investment Management Holdings, LLC	DE	99.5% by GI Holdco LLC
Guggenheim Partners Investment Management, LLC	DE	99.5% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Partners London Premises Limited	UK	100% by Guggenheim Capital, LLC
Guggenheim Partners Mauritius I, Ltd.	MUS	100% by Guggenheim Partners India Limited (Cayman)
Guggenheim Partners Mauritius II, Ltd.	MUS	100% by Guggenheim Partners Mauritius I, Ltd.
Guggenheim Partners Opportunistic Investment Grade Securities Funds	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Partners, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Payroll Agent, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Plus GP LLC	DE	100% by Guggenheim Real Estate LLC
Guggenheim Plus II GP, LLC	DE	100% by Guggenheim Real Estate LLC
Guggenheim Plus II L.P.	DE	(No Ownership) Management by Guggenheim Plus II GP, LLC
Guggenheim Plus L.P.	DE	(No Ownership) Management by Guggenheim Plus GP LLC
Guggenheim Plus Leveraged LLC	DE	100% by Guggenheim Plus L.P. & Management by Guggenheim Trust Company LLC
Guggenheim Plus Mezzanine Finance L.P.	DE	91% ownership by Guggenheim Plus L.P. & Management by GRES GP LLC/Guggenheim Trust Company LLC
Guggenheim PLUS Strategic Funding Member, Inc.	DE	100% by Guggenheim Real Estate LLC
Guggenheim Portfolio Management (India) Private Limited	IND	49.9% by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Premises I, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Private Debt Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Private Family Network, LLC	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Proprietary Investor investment entities	CYM	100% by GC Deferred Compensation Offshore, Ltd.
Guggenheim Real Estate International Fund L.P.	CYM	(No Ownership) Management by GREI GP LLC
Guggenheim Real Estate Investment Trust	MA	100% by Guggenheim Trust Company LLC
Guggenheim Real Estate LLC	DE	99.5% by GPFT Holdco, LLC
Guggenheim Real Estate Partners L.P.	DE	94.9% by GPFT Holdco, LLC
Guggenheim Real Estate Services Inc.	DE	100% by Guggenheim Real Estate LLC
Guggenheim Receivable Financing, LLC	DE	100% by Guggenheim Services, LLC
Guggenheim Reinsurance Holdings, LLC	DE	100% by GPBLK, Inc.
Guggenheim Retail Real Estate Partners, Inc.	DE	100% by GC Parent Holdings, LLC
Guggenheim SBC Holdings, LLC	DE	(No Ownership) Management by Guggenheim Knights of Security, LLC
Guggenheim Securities Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Securities, LLC	DE	100% by Links Holdings LLC
Guggenheim Services, LLC	DE	99.5% by Guggenheim Capital, LLC
Guggenheim Specialized Products, LLC	DE	100% by Security Investors, LLC
Guggenheim Stella Multi-Strategy Fund, LP	DE	100% by Guggenheim Strategic Fund Management, LLC
Guggenheim Strategic Fund Management, LLC	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Strategy Funds	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Technology Ventures I, L.P.	DE	(No Ownership) Management by GTVI Partners, LLC
Guggenheim Transparent Value, LLC	DE	63.8% by GPFT Holdco, LLC
Guggenheim Treasury Services (Europe) Limited	GBR	100% by Liberty Hampshire International Limited
Guggenheim Treasury Services Corporation (N.Y.)	DE	100% by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services, LLC	DE	100% by Liberty Hampshire Holdings, LLC
Guggenheim Trust Assets, LLC	DE	100% by Guggenheim Securities, LLC
Guggenheim Trust Company LLC	SD	99.5% by Guggenheim Partners, LLC
Guggenheim Venture Partners, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Wealth Services, LLC	DE	100% by GWM Holdco, LLC
Guggenheim-meZocliq Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim-Nicklaus Fund I, Ltd.	FL	89.5% by Guggenheim Golf Properties Investor, LLC
GW Ocean, LLC	DE	50% by Guggenheim Partners Investment Management, LLC
GWM Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
HB property holding entities	DE	100% by Retail Investors III, LLC
Heights 2, LLC d/b/a WSGEV Holdings, LP	DE	100% by Compatriot Capital, Inc.
Herakles Investments, Inc.	DE	100% by Consolidated Investment Services, Inc.
HHEP-DirecPath, LP	DE	25% by Sammons Capital, Inc.
HHEP-Directional, LP	DE	24.9% by Sammons Capital, Inc.
HHEP-Latrobe, LP	DE	24.9% by Sammons Capital, Inc.
HHEP-Ocular	DE	24.8% by Sammons Capital, Inc.
HHEP-SafeMed, LP	DE	20.9% by Sammons Capital, Inc.
Highland Peak investment entities	DE	100% by EL Funding, LLC
IDF investment entities	DE	100% by Security Benefit Life Insurance Company
IDF investment entities	DE	100% by EquiTrust Life Insurance Company
IDF investment entities	DE	100% by Guggenheim Life and Annuity Company
IIP Bridge Investors, LLC	DE	100% by GPFT Holdco, LLC
Infrastructure India Plc	DE	100% by Franklin Park (Cyprus) Limited
Internet Radio Funding, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
IPEX LLC	DE	100% by Generation Financial Group, LLC
IPEX Services, LLC	DE	100% by Generation Financial Group, LLC
Iron Hill CLO Limited	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Jasmine Asset Funding Limited	CYM	100% by The Liberty Hampshire Company, LLC
Java Acquisition Company property holding entities	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
JHCCI Leasing LLC	DE	50% by Compatriot Capital, Inc.
JLB 2728 Cedar Springs, LP	TX	30% by JLB Partners LLC 70% by Compatriot Capital, Inc.
JLB BUILDERS LLC	TX	100% by JLB Partners LLC
JLB McLean LLC	TX	30% by JLB Partners LLC 40.9% Compatriot Capital, Inc.
JLB Partners LLC	DE	30% by Compatriot Capital, Inc.
JLB Peachtree LLC	TX	10% by JLB Partners LLC 70% by Compatriot Capital, Inc.
JLB REALTY LLC	TX	100% byJLB Partners LLC
JLB RESIDENTIAL LLC	TX	100% byJLB Partners LLC
JLx3, LLC	DE	22.2% by Guggenheim Partners, LLC
KDC Holdings, LLC	DE	50% by E2M/SRC Investment Company, LLC
Kemps Landing Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Kennecott Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
King Tech Holdings Ltd.	CYM	100% by GGIC KTI Holdings, Ltd.
King Tech International, Ltd.	CYM	100% by King Tech Holdings Ltd.
Kitts Hill Funding A, LLC	DE	100% by LSFCA A, LLC
Kitts Hill Funding B, LLC	DE	100% by LSFCA B, LLC
Kitts Hill Funding C, LLC	DE	100% by LSFCA C, LLC
KLD Funding, LLC	DE	100% by The Liberty Hampshire Company, LLC
Lamberton Funding, LLC	DE	100% by Lavallette Insurance Agency, LLC
Lavallette Insurance Agency, LLC	DE	100% by EquiTrust Life Insurance Company
LCLF investment entities	DE	100% by Corporate Funding V, LLC
Legacy (Cayman) Ltd.	CYM	100% by Legacy Capital Company, LLC
Legacy Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Lexington Parker (Cayman) Ltd.	CYM	100% by Lexington Parker Capital Company, L.L.C.
Lexington Parker Capital Company, L.L.C.	DE	100% by The Liberty Hampshire Company, LLC
Liberty Hampshire Holdings, LLC	DE	99.5% by Guggenheim Capital, LLC
Liberty Hampshire International Limited	CYM	100% by The Liberty Hampshire Company, LLC
Links Holdings LLC	DE	99.5% by Guggenheim Partners, LLC
Links Holdings, Inc.	DE	100% by Guggenheim Partners, LLC
Lionel Holdings, LLC	DE	(No Ownership) Management by Guggenheim Corporate Funding, LLC
Longhorn Trail Ranch II, Ltd.	TX	40% by Compatriot Capital, Inc.
LSFCA A, LLC	DE	100% by AF V, LLC
LSFCA B, LLC	DE	100% by AF VI, LLC
LSFCA C, LLC	DE	100% by AF VII, LLC
Magma WCFF II Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Mexcolift Servicios de Personnel S. de R.L. de C.V.	MEX	99% by Controladora Briggs de Mexico S. de R.L. de C.V. 1% by Briggs Equipment Mexico, Inc.
MF Master Seed Co., LLC	DE	100% by SBC Funding, LLC
MF Seed Co., LLC	DE	100% by MF Master Seed Co., LLC
Midland National Life Insurance Company	IA	100% by Sammons Financial Group, Inc.
Midland National Services Corporation, LLC	DE	100% by Midland National Life Insurance Company
Minerva Funding LLC	DE	100% by Guggenheim Life and Annuity Company
Minerva Holdings Ltd.	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Minerva Holdings, LLC	DE	(No Ownership) Management by Guggenheim Corporate Funding, LLC
Minutemen Park Cayman Limited	CYM	(No Ownership) Management by Guggenheim Partners, LLC
MNL Reinsurance Company	IA	100% by Midland National Life Insurance Company
Montacargas Yale, de Mexico S.A. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% Briggs Equipment Mexico, Inc.
Monterra investment entities	DE	100% by EL Funding, LLC
Moore's Creek Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
N318MM, LLC	KS	50% by Security Benefit Corporation
NC property holding entities	DE	100% by Retail Investors III, LLC
Nominee Holding Company, LLC	DE	100% by GPFT Holdco, LLC
North American Company for Life and Health Insurance	IA	100% by Sammons Financial Group, Inc.
Note Funding II, LLC	KS	100% by Security Benefit Corporation
Note Funding III, LLC	KS	100% by Security Benefit Corporation
Note Funding MP II, LLC	KS	100% by Security Benefit Corporation
Note Funding MP III, LLC	KS	100% by Security Benefit Corporation
Note Funding MP, LLC	KS	100% by Security Benefit Corporation
Note Funding, LLC	KS	100% by Security Benefit Corporation
NZC Guggenheim Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
NZCG Funding	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Optimus Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Orpheus Funding, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Orpheus Holdings, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Otter, Inc.	OK	100% by Sammons Power Development, Inc.
Paragon GBM Investco, LLC	DE	100% by Paragon Life Insurance Company of Indiana
Paragon Life Insurance Company of Indiana	IN	100% by PLIC Holdings, LLC
Parkway Mortgage, Inc.	DE	100% by Consolidated Investment Services, Inc.
Pathfinder Renewable Wind Energy, LLC	WY	35.3% by Sammons Power Development, Inc.
PH Capital, LLC	DE	100% by PLIC Holdings, LLC
Picton S.à r.l.	LUX	99.6% by The Liberty Hampshire Company, LLC
Pilar Holdings, LLC	FL	88.4% by GC Pilar Golf Investment, LLC
Pillar Capital Finance, LLC	DE	100% by Pillar Financial, LLC
Pillar Financial, LLC	DE	24.2% by GPFT Holdco, LLC & Management by GPFT Holdco, LLC
Pillar Multifamily, LLC	DE	100% by Pillar Financial, LLC
PLIC Holdings, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Property Disposition, Inc.	DE	100% by Sammons Financial Group, Inc.
Relationship Funding (Cayman) Ltd.	CYM	100% by The Liberty Hampshire Company, LLC
Relationship Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Retail Investors I, LLC	DE	49% by Stonefire Investors, LLC 51% by Stonebridge Investors I, LLC
Retail Investors II, LLC	DE	99.5% by Stonefire Investors, LLC & Management by Stonebridge Investors II, LLC
Retail Investors III, LLC	DE	(No Ownership) Management by Stonebridge Investors II, LLC
RHDFJ Partners, LP	TX	50% by JLB Partners LLC 50% Compatriot Capital, Inc.
Ridgefield Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Rydex Fund Services, LLC	KS	100% by Rydex Holdings, LLC
Rydex Holdings, LLC	KS	100% by Guggenheim Partners Investment Management Holdings, LLC
Saganaw Insurance Agency, LLC	DE	100% by Guggenheim Life and Annuity Company
SAGE Assets, Inc.	DE	100% by Sammons Equity Alliance, Inc.
SAILES 2, LLC	DE	100% by SAILES 2-0, LLC
SAILES 2-0, LLC	DE	100% by Security Benefit Life Insurance Company
Sammons BW, Inc.	DE	100% by Sammons Distribution Holdings, Inc.
Sammons Capital, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Sammons Corporation	DE	100% by Consolidated Investment Services, Inc.
Sammons Distribution Holdings, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Enterprises, Inc.	DE	100% by Sammons Enterprises, Inc. ESOT
Sammons Equity Alliance, Inc.	DE	100 % by Consolidated Investment Services, Inc.
Sammons Financial Group, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Financial Network, LLC	DE	100% by Sammons Securities, Inc.
Sammons Power Development, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Sammons Retirement Solutions, Inc.	DE	100% by Sammons Financial Group, Inc.
Sammons Securities Company, LLC	DE	67.2% by Sammons Securities, Inc.
Sammons Securities, Inc.	DE	100% by Sammons Financial Group, Inc.
Sands Point Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Sandy Point Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Saratoga Springs Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Saulsbury Funding, LLC	DE	100% by Searcy Insurance Agency, LLC
SB Carco Holdings, LLC	KS	100% by Security Benefit Corporation
SB Carco, LLC	KS	100% by SB Carco Holdings, LLC
SB Custody, LLC	DE	100% by Guggenheim SBC Holdings, LLC
SB Private Investments, LLC	DE	100% by Guggenheim SBC Holdings, LLC
SB I property holding entities	DE	100% by Retail Investors I, LLC
SB II property holding entities	DE	100% by Retail Investors II, LLC
SB III property holding entities	DE	100% by Retail Investors III, LLC
SBC Funding, LLC	KS	100% by Security Benefit Corporation
SBTree, Inc.	DE	100% by Guggenheim Partners, LLC
se2 Holdco, LLC	KS	100% by Security Benefit Corporation
se2 Holdings, Inc.	KS	100% by se2 Holdco, LLC
se2 Holdings, LLC	DE	100% by Guggenheim SBC Holdings, LLC
se2, LLC	KS	100% by se2 Holdings, Inc.
Searcy Insurance Agency, LLC	DE	100% by EquiTrust Life Insurance Company
SecBen GBM Investco, LLC	DE	100% by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100% by Security Benefit Corporation
Security Benefit Asset Management Holdings, LLC	KS	100% by GI Holdco II LLC
Security Benefit Corporation	KS	100% by Guggenheim SBC Holdings, LLC
Security Benefit Life Insurance Company	KS	100% by Security Benefit Corporation
Security Distributors, Inc.	KS	100% by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100% by Security Benefit Corporation
Security Investors, LLC	KS	100% by Rydex Holdings, LLC
Sentry Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
SFVII GP, LLC	DE	100% by Guggenheim Fund Solutions, LLC
SIA Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Ski Partners II, LLC	DE	32.8% by Compatriot Capital, Inc.
Ski Partners, LLC	DE	32.7% by Compatriot Capital, Inc.
SL Funding, LLC	DE	100% by Guggenheim SBC Holdings, LLC
SLBCA Holding LLC	DE	90% by Compatriot Capital, Inc. 10% by Village Green Holding LLC
SLF II-McCarty Investors II, LP	TX	69.5% Compatriot Capital, Inc.
SLF II-McCarty Investors, LP	TX	22% by Compatriot Capital, Inc.
Solberg Reinsurance Company	IA	100% by Midland National Life Insurance Company
Soo Line Building City Apartments LLC	DE	85% by SLBCA Holding LLC
South Blacktree Agency, LLC	DE	100% by SBTree, Inc.
SRI Ventures, LLC	DE	100 % by Compatriot Capital, Inc.
Stellar Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Stone Secured investment entities	DE	100% by EL Funding, LLC
Stonebridge Investors I, LLC	DE	99.5% by GC Parent Holdings, LLC
Stonebridge Investors II, LLC	DE	99.5% by GC Parent Holdings, LLC
Stonefire Investors, LLC	DE	100% by Guggenheim Life and Annuity Company
Stony Point Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
TEK Financial, LLC	DE	99.5% by Guggenheim Partners, LLC
Terrabyte Development, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
The Liberty Hampshire Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
The Liberty Hampshire Company, LLC	DE	100% by Liberty Hampshire Holdings, LLC
The Property and Casualty Reinsurance Company of Bermuda Ltd.	BMU	100% by Guggenheim Reinsurance Holdings, LLC
theAudience, Inc.	DE	(No Ownership) Management by SBC Funding, LLC
Thomas Creek Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Thomas Weisel India Opportunity Fund, LP	DE	(No Ownership) Management by Guggenheim Partners India GP, LLC
Ticknor Corner Holdings LLC	DE	100% by Minerva Holdings, LLC
Ticknor Corner LLC	DE	100% by Ticknor Corner Holdings LLC
TK property holding entities	DE	100% by Retail Investors III, LLC
Tocqueville Capital Company B.V.	DE	100% by The Liberty Hampshire Company, LLC
Toledo-MNG, LLC	DE	90.6% by GC Pilar Golf Investment, LLC
Toledo-SLS, LLC	DE	90.6% by GC Pilar Golf Investment, LLC
Tomorrow, LLC	DE	100% by Guggenheim Life and Annuity Company
Transparent Value Advisors, L.L.C.	DE	100% by Transparent Value, L.L.C.
Transparent Value Private Limited	IND	100% by Transparent Value, L.L.C.
Transparent Value, L.L.C.	DE	100% by Guggenheim Transparent Value, LLC
Trigger Investco, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
UBSFC, LLC	DE	100% by The Liberty Hampshire Company, LLC
UQ 720 Partners, LP	DE	95% by Compatriot Capital, Inc.
Valcour Bay Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Venice GSTF I, LLC	DE	100% by Guggenheim Life and Annuity Company
VGH St. Louis LLC	DE	100% by Village Green Holding LLC
Village Green Communications LLC	DE	100% by Village Green Holding LLC
Village Green Construction LLC	DE	100% by Village Green Holding LLC
Village Green Development Holding LLC	DE	100% by Village Green Holding LLC
Village Green Holding LLC	DE	50% by Compatriot Capital, Inc.
Village Green Management Company LLC	DE	100 % by Village Green Holding LLC
V-Suites LLC	DE	100% by Village Green Holding LLC
White Plains Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Wind Investors I, LLC	DE	100% by GFP Wind Holdings, LLC
XONM 2012, Inc.	DE	100% by XONM LLC
XONM Capital LLC	DE	100% by XONM LLC
XONM Funding LLC	DE	100% by XONM Capital LLC
XONM LLC	DE	100% by Guggenheim Mortgage Capital, LLC

Item 29.     Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and  employees to the full extent permitted by Iowa law.  This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.  Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by  controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Item 30.     Principal Underwriter—

 (a)  Other Activity.   In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

    (b)  Management.  The directors and principal officers of Sammons Securities Company LLC are as follows:

Name and Principal Business Address*	Positions and Offices with Sammons Securities Company, LLC
Steve Palmitier 525 W. Van Buren Chicago, IL 60607	Chairman & Chief Executive Officer
Jerome S. Rydell	Vice Chairman
Cindy Reed Annuity Division, 4350 Westown Parkway West Des Moines, IA 50266	President
John A. McClellan, CROP, SROP	Chief Compliance Officer, Municipal Securities Principal
Jan R. Elcock One Sammons Plaza, Sioux Falls, SD 57193-9991	Vice President, Operations & Compliance
Gerald R. Blair 525 West Van Buren Chicago, IL 60607	Vice President & Chief Marketing Officer
Brandon D. Rydell	Vice President & Chief Financial Officer

    * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road,  Ann Arbor  MI  48103

(c)  Compensation From the Registrant.  The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions*	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation*
Sammons Securities Company, LLC	$1,319,001	None	N/A	$15,002

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National’s variable universal life insurance policies issued through Separate Account A.  In exchange for the underwriting fee, Sammons Securities Company provides various administrative services.  Examples of the services provided include registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and continuing education required by FINRA to maintain licensing for all affiliated registered representatives licensed with Midland National.

Item 31.     Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Sammons Plaza Sioux Falls, SD  57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL  60607.

Item 32.     Management Services

All management contracts are discussed in Part A or Part B.

Item 33.     Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 29th day of April, 2014.

By:  MIDLAND NATIONAL LIFE SEPARATE

        ACCOUNT A (REGISTRANT)

Attest:   *                                                                                    By:            *

                                                                                                           Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

By:  MIDLAND NATIONAL LIFE

        INSURANCE COMPANY (DEPOSITOR)

Attest:  *                                                                                     By:            *

                                                                                                           Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

                       Signatures                                                                           Title

/s/  *                                                                        Chairman of the Board of Directors, Chief Executive Officer

       Esfandyar E. Dinshaw                                 (Principal Executive Officer)

/s/  *                                                                        Director, President & Chief Operating Officer

       Steven C. Palmitier

/s/  *                                                                           Director, Senior Vice President & Treasurer

       John J. Craig, II

/s/ *                                                                          Vice President & Chief Financial Officer

       Daniel M. Kiefer                                           (Principal Financial & Accounting Officer)

/s/  *                                                                          Director

       Darron K. Ash

/s/  *                                                                          Director

       Roland C. Baker

/s/  *                                                                         Director

       Willard Bunn, III

/s/  *                                                                          Director

       William D. Heinz

/s/ *                                                                          Director

       Heather Kreager

/s/ *                                                                          Director

       Michael M. Masterson

/s/ *                                                                          Director

       Michael O. Winemiller

*By:  /s/ Brian Hansen                                                                       Date:  April 29, 2014

                Brian D. Hansen

                Attorney-in-Fact

                Pursuant to Power of Attorney

Registration No. 333-153825

Post-Effective Amendment 7

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

AND

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Exhibit Index

Item	Exhibit
26(k)	(1) Opinion and Consent of Counsel. (2) Power of Attorney
26(l)	Actuarial Opinion
26(n)	(1) Consent of Sutherland Asbill & Brennan LLP (2) Consent of Independent Registered Public Accounting Firm
26(q)	Redeemability Exemption.

Item 26(k)(1)

April 29, 2014

The Board of Directors

Midland National Life Insurance Company

Des Moines, Iowa

Directors:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-153825 Post-Effective Amendment 7) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1.      Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance policies by the Department of Insurance of the State of Iowa.

2.      The Midland National Life Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3.      The flexible premium variable life insurance policies, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.

Sincerely,

/s/ Victoria E. Fimea

Victoria E. Fimea

Senior Vice President, General Counsel & Secretary

Item 26(k)(2)

POWER OF ATTORNEY

The undersigned Directors and Officers of Midland National Life Insurance Company, an Iowa corporation (the “Company”), hereby constitute and appoint Victoria E. Fimea, Brian Hansen and Brett L. Agnew, and each of them (with full power to each of them to act alone), its true and lawful attorney-in-fact and agent, with full power of substitution to each, for it and on its behalf and in its name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (including but not limited to: 33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-148111; 333-148824; 333-153825; 333-119088; 333-108437; 333-71800; 33-64016; 333-128910; 333-128978; 333-176870) and if applicable under the Investment Company Act of 1940 (including but not limited to: 811-05271; 811-07772) with respect to any insurance contract(s): registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and they or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

The consent of each of the undersigned Directors and Officers to the above-stated Power of Attorney, evidenced by writing their individual signatures below, are given with the intent to make such resolution effective as of the date specified above without regard to the date(s) such signatures may actually be written on this Power of Attorney.  This Power of Attorney may be executed by the Directors and Officers in one or more counterparts and each executed counterpart shall be deemed an original and all such executed counterparts when taken together shall be the consent to the Power of Attorney by the undersigned Directors and Officers.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 29th day of

January, 2014.

SIGNATURE                          DATE                             SIGNATURE                                       DATE

/s/ Darron K. Ash                      1/29/14                         /s/  Roland C. Baker                              1/29/14

Darron K. Ash                                                               Roland C. Baker

/s/ Willard Bunn, III                    1/29/14                         /s/  John J. Craig, II                                1/29/14

Willard Bunn, III                                                             John J. Craig, II

/s/ Esfandyar E. Dinshaw          1/29/14                         /s/  William D. Heinz                               1/29/14

Esfandyar E. Dinshaw                                                   William D. Heinz

/s/ Daniel M. Kiefer                   1/29/14                         /s/  Heather Kreager                              1/29/14

Daniel M. Kiefer                                                            Heather Kreager

/s/ Michael M. Masterson        1/29/14                        /s/  Steven C. Palmitier                           1/29/14

Michael M. Masterson                                                Steven C. Palmitier

/s/ Michael O. Winemiller         1/29/14

Michael O. Winemiller

Item 26(l)

April 29, 2014

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Gentlemen:

This opinion is furnished in connection with the filing of Post- Effective Amendment No. 7 to Registration Statement No. 333-153825 on Form N-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.

In my opinion:

The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectus included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Policy and Midland National’s administrative procedures. The rate structure of the Policies has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions.  The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,

/s/ Randy D. Shaull

Randy D. Shaull, FSA, MAAA

Assistant Vice President and Actuary   Item 26(n)(1)

[Sutherland Letterhead]

April 25, 2014

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Re:	Premier VUL III Form N-6, File No. 333-153825

Gentlemen:

            We hereby consent to the reference to our name under the caption “Legal Matters” in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed by Midland National Life Separate Account A for certain variable life insurance contracts (File No. 333-153825).  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

Very truly yours,

SUTHERLAND ASBILL & BRENNAN LLP

/s/      Frederick R. Bellamy

                                                                           Frederick R. Bellamy   Item 26(n)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-153825 and 811-05271) of our report dated April 28, 2014,  relating to the financial statements and financial highlights of Midland National Life Insurance Company Separate Account A and the report dated March 31, 2014, relating to the financial statements of Midland National Life Insurance Company, which appear in such Registration Statement.  We also consent to the reference to us under the heading “Financial Matters” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Des Moines, Iowa

April 29, 2014

25(q) Re Memo

MIDLAND NATIONAL LIFE

INSURANCE COMPANY

SEPARATE ACCOUNT A

VARIABLE UNIVERSAL LIFE

REDEEMABILITY MEMORANDUM

Revised:  May 1, 2014

New Business Date and Time Stamping

New Policy Issuance and Delivery Process

Missing Information on Application

Agent Licensing Issues

Volume Over $1,000,000

Non-Compliance with Procedure on Variable Life Cases

Variable Universal Life Suitability Review Procedure

Abstracting Policy Issue Files

Contract Dating Rules

Backdating Guidelines Exhibit A

Applying Money on New Issue

Final Actions with Premium Refunds

Policy Change Edify Reinstatement Process

Policy Change CyberLife Reinstatement Process

Death Benefit Option Change

Suitability Review for Increase in Specified Amount

Policy Change Increase Process

Suitability Review for Decrease in Specified Amount

Policy Change Decrease Process

Administering Modified Endowment Contracts

Interfund Transfer Requests

Customer Service ~ Recorded Line Calls

Death Benefit Processing for Variable Life Policies

Policy Change Underwritten Premium Processing

New Business Date and Time Stamping

Introduction

New Business (NB) receives mail in several ways each day. To ensure that all mail is processed in the most time efficient manner, each New Business team date and time stamps their own mail each morning.

Policy

Rule 22c-1 under the 1940 Act requires each Variable Account to sell and redeem its units at the price based on the accumulated unit value next computed after “receipt” of the order to buy or redeem the security. Among the items that must be date and time stamped are: Variable Contract applications; premium payment checks; requests for transfers, partial withdrawals and surrenders; underwriting correspondence; requests to exercise a right to cancel; notices of death and correspondence from a beneficiary; requests to initiate dollar cost averaging and asset reallocation; and loan applications. Date and time stamping must occur on each valuation day, as defined in the Variable Contracts’ prospectuses. The Variable Contracts’ prospectuses define a valuation (business) day as each day that the New York Stock Exchange is open for business. All date and time stamping should be legible and performed in a consistent manner.

Responsible Individual
VL ~ Manager of New Business

Pocess for Mail Received via US Mail
Below is the process for date and time stamping mail that is received from the US Post Office.
Step	Action
1	Mail is delivered by the US Post Office to the mailroom each morning.
2	Mailroom sorts into mail buckets based on NB team.
3	Pick up in the mailroom at 7am by NB team member.
4	All items are date and time stamped.
5	Items are scanned into the imaging system.
6	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Mail Received via Express Mail
Below is the process for date and time stamping mail that is received in the mailroom by an express service.
Step	Action
1	Items are received in the mailroom by express service.
2	Mailroom logs all items in the express book.
3	Mailroom sorts items by department into mail carts for delivery.
4	Items placed in teams “IN” box.
5	All items are date and time stamped.
6	Associates identify “live” check and take them to Treasury Operations and receive “yellow” copies.
7	“Yellow” copies of checks are placed with overnight items for processing.
8	If package directed to individual, the entire package is given to them to process. If not directed to a specific person, items are imaged to the correct workbasket for handling.
9	Items scanned/directed into correct imaged file.

Process for Mail Received From Departments
Below is the process for date and time stamping mail that is received from other departments.
Step	Action
1	Items are received or placed in the teams “IN” box.
2	All items are date and time stamped.
3	Items are scanned into the imaging system.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Secured Email Document Download
Below is the process for when an application received via secured email document download.
Step	Action
1	Items are received via upload.
2	All items are printed and date and time stamped.
3	Items are scanned into the imaging system.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Mail Received via Rightfax
Below is the process for date and time stamping mail that is received from Right Fax.
Step	Action
1	Item received via Rightfax.
2	Rightfax electronically date and time stamps items.
3	Items are electronically indexed under the correct policy number.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Caution
Any items that are received from another department or fax that do not contain a date or time stamp or that stamp is not legible will be logged in the New Business 38a-1 exception log.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

New Policy Issuance and Delivery Process

Introduction

New Business (NB) receives applications for new coverage everyday. To ensure that new applications are processed in accordance with SEC regulations, New Business has established guidelines regarding the safeguarding and delivery of variable contracts, including those that are 1035 exchanges.

Policy

Section 11 of the 1940 Act prohibits any registered separate account, or any principal underwriter for the Variable Accounts, to make or cause to be made an exchange offer of a Variable Account (mutual fund) security for another registered separate account (or mutual fund) security, unless the offer: (i) is approved by order of the SEC; or (ii) meets the SEC rules governing exchanges. Section 11 applies only when both the security to be exchanged (“old contract”) and the security to be acquired (“new contract”) are issued by a registered investment company.

New Business will process external 1035 involving the purchase of variable life policies in accordance with the provisions of Rule 6e-3(T), upon receipt of the proceeds from the old contract, the application for the new contract and all other required documentation in good order, including approval of the exchange by SSC, as applicable, and compliance with our existing written policies and procedures governing replacements.

Responsible Individual
VL ~ Manager of New Business

1035 Exchange Process
Below is the process a new application goes through from the day received to delivery.
Step	Action
1	Application received and date and time stamped.
2	Application coded into system (assigned policy number).
3	Policy sent to underwriting.
4	Requirements are ordered.
5	Requirements are received.
6	Suitability and requirements reviewed.
7	Application approved.
8	1035 initiated with other company if no amendments or if policy meets early mailing requirements.
9	Policy sent the next business day after approval to agent with final requirements, if any.
10	Final requirements received, if any.
11	1035 mailed, once amendment received and applicant accepts policy.
12	Premium applied.
13	Policy released and file closed.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Missing Information on Application

If there is any missing information (DOB, volume riders etc…) on the application for any plan (Term, UL, Variable) which would prohibit the application from being coded , a phone call is made to the agent.  If we are unable to obtain the information within 48 hours, the application is returned to the agent.

Agent Licensing Issues

If the agent is not variable licensed, a call is made to the Contracting Department.  The Contracting Department will provide instructions within 48 hours on how to process the application.

If the application can be accepted, the money will be added with an Interest Effective Date of the date the money was received.  If the application cannot be accepted, the application, forms and money are returned within the 48-hour period.

Volume Over $1,000,000

If the volume is over $1,000,000 money cannot be added to the application, and must be returned.  The check is returned within a 24-hour period of receipt   We also do not accept money on cases that do not submit the Temporary Insurance Agreement form and premium.   On regular face amount applications we cannot accept money with out the TIA form and if they have not met the criteria laid out in the questions.

Non-Compliance with Procedure on Variable Life Cases

The Specialist verifies that handling of money and processing of unlicensed agents is handled within the required time.   Any exceptions to this procedure on variable life cases are reported in the Underwritten Premium Processing for Variable Life Cases Exception Report.  The Underwritten Premium Processing for Variable Life Cases Exception Report is located on the New Business H:/ Drive in the Variable Life Exception Reports workbook.  The Managers of New Business monitors the exception report for patterns of non-compliance.  Copies of the report are given to the 38a-1 Chief Compliance Officer.  Officer.

Variable Universal Life Suitability Review Procedure

Introduction

New Business (NB) receives applications for new coverage everyday. To ensure that new applications are processed in accordance with SEC regulations, New Business has established guidelines regarding the Suitability Review process.

Policy

FINRA Conduct Rules require SSC to determine whether its recommendation of a security is suitable. FINRA Conduct Rule 2310 requires that SSC have reasonable grounds for believing that a recommendation is suitable for a customer based upon the facts available, including the customer’s other security holdings, financial situation, and needs. SSC also must make reasonable efforts to obtain certain information from retail customers, such as the customer’s financial status and investment objectives, before the execution of a transaction.

Responsible Individuals
VL ~ Manager of Underwriting

Below outlines the Suitability Review process when Form #10411 is sent with an application.
Step	Action
1	Review New Account Form and New VUL Insurance Form. If all information is present, go to Step 2. If it is not, return form to Registered Rep for completion (all changes must be initialed and dated).
2	Compare info on Application to the 1st box on New Account Form. If info matches, go to Step 3. If it does not match, contact Registered Rep for clarification.
3	Review New Account Form and additional information.
4	Check Signatures.
5	Determine if sale is suitable.
6	Contact Registered Rep with decision.

Suitability Review Form #8721
Below outlines the Suitability Review process when Form #8721 is sent with an application.
Step	Action
1	Review Form #8721. If all information is present, go to Step 2. If it is not, return form to Registered Rep for completion (all changes must be initialed and dated).
2	Compare client’s name, SS#, and replacement information. If info matches, go to Step 3. If it does not match, contact Registered Rep for clarification.
3	Review the net value, surrender charges, and front-end load information.
4	Review reinvestment, tax related questions, and additional information.
5	Check Signatures.
6	Determine if sale is suitable.
7	Contact Registered Rep with decision.

Contacting Registered Representative

CONTACTING THE REGISTERED REPRESENTATIVE, A REGISTERED PRINCIPAL, OR OSJ MANAGER

A phone call to the Registered Representative is often the best way to answer suitability questions. For example, the Registered Principal may question why the client has chosen an aggressive fund. The Registered Representative could provide information showing that the planned premium represents only a small portion of the client’s entire portfolio. Therefore, background provided by the Registered Representative can often help resolve suitability related questions.

Encourage the Registered Representative to “learn” from the questions asked so that more detail is provided on future NAF or CAL forms; thus, preventing future questions.

Contacting other Registered Principals or the OSJ (Office of Supervisory Jurisdiction) may also help resolve suitability questions. However, the Registered Representative should usually be contacted first.

Notes from any telephone conversations or correspondence should be initialed and dated so they can be placed into the policy file.

Any material changes or additions to the NAF or CAL must be initialed and dated by the applicant.

Office of Supervisory Jurisdiction Audit (OSJ)

Periodically, the OSJ Manager may conduct an audit of the New Business and Policy Change suitability review process. Policy numbers randomly taken from the Blotter will be used for the audit sample. Microfiche or imaged forms will be reviewed. The policy files will be reviewed for:

Step	Action
1	Application for Life Insurance • Does product applied for correspond with NAF and CAL? • Is the amount and type of insurance applied for reasonable?
2

Application Supplement for Life Insurance

•   Are all questions answered?

•   Do premium/deduction allocation percentages total 100%?

•   Do the allocations correspond to investment objectives and risk tolerance noted on NAF?

•   Are required signatures and dates present?

3	SSC New Account Form (NAF) • Are the questions fully completed? • Are required signatures and dates present?
4

New Insurance Form: VUL Customer Acknowledgement (CAL)

•   If a replacement, is there reasonable basis?

•   has a valid reason for the replacement been provided?

•   Are required signatures and dates present?

5	Underwriting Worksheets • Is there evidence of Principal Review and Approval?
Any deficiencies are to be noted. The OSJ Manager will review and contact the Underwriter/Registered Principal to discuss any deficiencies.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Abstracting Policy Issue Files

Introduction

New Business (NB) receives applications for new coverage everyday. To ensure that new applications are processed in accordance with SEC regulations, New Business has established guidelines regarding the safeguarding and delivery of variable contracts.

Policy

While the SEC and the FINRA have not specifically articulated a position regarding the timeframe for delivering/mailing a Variable Contract, a Variable Contract is a security that should be mailed to the contract owner or the agent, in the case of hand delivery, by the next business day following final approval of issuance. For a variable life insurance policy, this would follow completion of the underwriting process.

Checking your Workbasket
Below are the steps to check the workbasket.
Step	Action
1	Type NP60 and your desk code and hit enter. (If instructions state Issue Policy, write policy number down and clear from NP60.)
2	Enter NB50 Policy Number and hit enter. (This will re-audit the policy in case anyone has done any changes to the policy.)
3	Type NP10 policy number and hit enter.
4

On the Imaging System, type in policy number and click on Search space – this will bring up any papers that have been sent and scanned for this number. You can also use the Macro button if you have this set up on your system.

•   Review plan forms, documents, and state required forms

•   Part I – application

•   Application Part II – exam

Abstracting Procedure
The abstracting procedure is outlined below.
Step	Action
1

Verify the Proposed Insured’s name is coded correctly and use the signature on the back of the application for further reference. If signature differs, you would use the Proposed Insured’s signature (if readable). Also, use any other documents that have been scanned to verify name/signatures.

2

See the box marked “Send Mail To” on the application. If the residence address is indicated, use the address in #2 on the application. If the business address is indicated, use the address in #3. If an insured requests an owner other than the Proposed Insured, use the address for the owner (should be indicated in the owner’s section towards the bottom of the application). For all policies set up on a List Bill basis (D1-01), you would use the residence address unless a different owner is requested on the application in which case you would again use the owner’s address.

3

Return to Section 1 to verify the date of birth; age; state of birth; sex; Social Security number, and the Occupation Class. The Occupation class is used when the plan code does not indicate the smoking status. The smoking question is on the application. If the smoking question is answered ‘Yes’, the occupation class will show ST. If answered ‘No’, the occupation class will show PPN, PN, PS, PT, or ST.

Refer to your rate card for the Underwriting guidelines used to determine if an insured is eligible for Preferred class. If they are not eligible for Preferred Plus, they would be issued at the best possible class.

4	Verify the Zip Code.
5

Owner: When the Owner of the policy is the Proposed Insured, the owner will appear as ‘01’. If another owner is requested, it will appear as ‘00’.The owner’s name and Social Security number/tax ID number will appear on the special billing screen as you page forward to continue the Abstracting process. If the policy has been keyed with the owner as person ‘01” and we need to change this information, just rekey the owner as ‘00’ and as you page forward the special billing screen will appear where you will need to enter the owner’s name and Social. If Trust is owner verify that the date of the trust is before the application date. If it is not, request a new application to be signed after the date of the trust.

6

Death Benefit Option 1 –2 should appear on all Universal Life policies. Verify the option as requested on the application in the box close to the ‘Plan of Basic Policy’. If neither option is marked, you would automatically use Option 1. This information should then be set up as an Endorsement in the policy pages or added to any amendment, whichever is appropriate.

7

Mode Premium – This field displays the Mode Premium only. If a change is required, hit the PF6 and re-enter the modal premium on the plan change screen. When abstracting a Universal Life plan, it is important to make sure the modal premium on the application matches what appears on the NP10 screen. If it doesn’t, re-key the modal premium again. (Universal Life plans have a stipulated first year minimum guaranteed premium.) If the requested premium does not meet the minimum, the system will automatically increase the premium to satisfy this stipulation. This will also be indicated in the Audit Messages as follows: ‘Stipulated Premium Increased to Meet 1st Year Expenses’. You can verify the minimum guaranteed annual premium on the NP10 Screen under the heading NLG (no lapse guarantee premium).

8

Accounting Balance: This field displays the amount of cash that has currently been applied to the policy. If the amount of cash is more than what is listed on the application, check the transaction history – UW49 – for any additional accounting transactions.

9	Verifying the Premium Mode (Form), which will be entered as follows:
	Mode	Form	Description
	12	A2	Annual
	06	A2	Semi-Annual
	03	A2	Quarterly
	01	B1	Monthly Pre-Authorized Check
	01	D1	List Bill
	12	D1	Single Pay Policy
	01	D2	Civil Service Allotment (CSA)
	01	C1	Military Allotment (MGA)

10

The remainder of line three is used when a Proposed Insured is requesting payment on a COM basis. This information is located on the 1654 COM Authorization or on the application. The bill date can be found on the Auth, on the application or in the Special Request section at the bottom of the application. After reviewing the bill date, make sure to follow up with the month as well. If the Authorization has been received, an ‘X’ should appear in the ‘Auth” field. The transit/routing number appears in the lower left-hand corner of the void check. The first 8 digits should appear in the transit field on the NP10 screen. The account number appears to the right of the transit number on the void Check. Verify that the check number has not been keyed as part of the account number. The account number is keyed with no space or hyphens. The account type appears to the right of the account number. Verify if the premium is to be drafted from the checking or savings account. If the policy you are currently abstracting is being added to another COM, the multiple billing numbers will display the policy number from that file. You should verify that the information keyed from the other file is accurate.

11

Begin the fourth line of abstracting on the NP10 screen by verifying the policy anniversary date. If a specific date if requested in Special Requests, or on any messages that have been sent, or in Issue instructions from the UW, this date is entered in the field marked ‘ANNIV’. The actual date of the policy is not established until the application is approved and issued, or unless a policy date is entered manually. * For information regarding how the system assigns the anniversary date, refer to the Desk Manual Procedure entitled ‘Policy Dating Rules’.

•   The ‘approved’ field displays the date the Underwriter enters the approval on the System.

•   The ‘rcvd’ field displays the date the application was received in the Home office.

•   The ‘app’ field displays the date the application was completed and signed by the Proposed Insured.

•   The ‘app st’ field displays the state in which the application was signed.

•   The ‘plan’ field should display the ‘Plan of Basic Policy’ that was requested.

•   The ‘amount’ field should match the face amount of insurance requested.

•   The ‘agent information’ field displays the soliciting/writing agent that is indicated on the back bottom of the application. You need to verify that the correct agent code has been entered and that any agent splits have been keyed as requested on the application. If the soliciting agent does not sign the application, is returned with the policy to be signed and returned on delivery.

12

Audit Messages will follow; read all audit messages (especially level 2 or 3) to make sure the plan and face amount are available, etc. Level 3 errors must be corrected before the policy can be issued.

13	Any forms needed for ‘residence or signed state, will appear including applications, replacement forms, and Part II. Review forms received to ensure correct versions were received.
14	Delivery Requirements (if any). If an Endorsement, Amendments, or illustration statement is needed, they will appear after the delivery requirements.
15	Plan Screen – confirms the plan, face amount, riders, issue ages.
16

Miscellaneous screen displays the following:

•   Primary beneficiary as indicated on the application

•   Replacement - P for processed – N for not processed

•   1035 – X if the case applies – input date form will be mailed

•   X Single Pay if ONE TIME PAY

•   Input amount for Lump sum if 1035 will be sent; or if lump sum is indicated in

•   “Special Request” section of the application or if in any correspondence from the agent.

•   Exclusion Field - See Desk Manual Procedure for Exclusions

17

Index and VUL Coverage Description section will only show up on NP10 if abstracting a variable plan. Compare the allocation form on imaging to the percentages keyed into the system to ensure they are correct.

18	After completing all screens and making any changes, press the PF1 and this will take you into the NB72 transaction. The NB72 transaction will trigger the system to generate policy page output.
19	Once you have issued a policy, go back to your workbasket (NP60) and in front of the number, key C (completed), enter PF11 to exit.
20

Policy is assembled and prepared to be mailed to agent for delivery to the client. Policy pages ordered before 2pm will go out the day ordered, if ordered after 2pm the policy will go out the next business day.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Contract Dating Rules

Introduction
New Business (NB) is responsible for monitoring the dating of new contracts.

Policy
New Business has established guidelines for assigning a policy anniversary to a new policy contract. These guidelines are used to ensure consistency in the dating process.

Responsible Individuals
VL ~ Manager of New Business

General Contract Dating Guidelines

If a specific anniversary policy or effective date is requested on the application, then the contacted is date as requested. If a date is not requested and the contract is issued as applied for, then the contract is dated based on the billing mode. Below are the guidelines that have been established for each mode.

Mode	Dating Guideline
Annual	Date the contract the date of the application or the date of the examination, whichever is later.
Semi-annual	Date the contract the date of the application or the date of the examination, whichever is later.
Quarterly	Date the contract the date of the application or the date of the examination, whichever is later.
Monthly PAC	Date the contract the date of the application, the date of the examination, or 15 days prior to the date of approval, whichever is later.
Monthly PAC with Initial Draft	Date the policy 5 days following the approval date.
Military Government Allotment	Date the contract the 11th day of the month following policy mailing per system guidelines or special request on the application.
Civil Service Allotment	Date one month following the approval date.
List Bill

A billing mode is established for each group code, which will be 17 days prior to the policy dates of all policies issued to the group. (billing date of the 1st, policy date the 18th) Policies will be dated according to the next available billing date… for example… if the billing date is the 10th, the policy date is the 27th. Any application approved prior to the 10th of the month will be issued a policy dated the 27th of the current month, any application approved after the 10th will be dated the 27th of the following month.

COD Policies

COD (cash on delivery) policies are policies in which we do not receive premium at the time of application or the premium collected is not sufficient to cover the minimum premium requirement. At the time of issue, the system will determine if there is sufficient Annual, Semi-Annual, Quarterly, Check-O-Matic or List Bill premium to put the policy in force. When the policy is issued the system will generate the “Notice Regarding Initial Premium and Effectiveness of Coverage” document with the policy page output. It will be placed in the right pocket of the policy jacket. The contract will be mailed with a contract date that is 8 days after the approval date. This future date is established as coverage is not in effect until the policy is delivered and all the delivery requirements completed.

The policyholder will then have 7 calendar days following the delivery of the policy in which to notify their Midland National agent in writing, by phone or email, to request the policy date be changed to coincide with the actual date of the premium payment. (If the request is within a reasonable amount of time, an exception can be made to this rule, and will be noted on the exception report) A new face page will be generated and sent to the agent. The agent will obtain and destroy or return the face page of the original contract.

Backdating Contracts
Upon request, New Business will backdate as far as the state law permits. For most states, the maximum period is six months prior to the date of the application.

Postdating Contracts

Upon request, New Business will post date up to two months from the application date. A policy may be dated beyond 60 days with approval by the underwriter and the inclusion of a Health Statement with the policy. However, no coverage is in effect until all requirements are met and this date is reached with no change in the proposed insured insurability. Underlying all of the above dating rules is the practice of “saving age”. On all applications when an age change has occurred within 30 days of the approval date the policy can be dated to save age.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Backdating Guidelines Exhibit A

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ALABAMA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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ALASKA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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ARIZONA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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ARKANSAS

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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CALIFORNIA

CITATION: Cal.Ins.Code § 11067 Prohibited provisions (b) Any provision by which the certificate shall purport to be issued or take effect more than six months before the original application for the certificate was made, except in case of transfer from one form of certificate to another in connection with which the member is to receive credit for any reserve accumulation under the form of certificate from which the transfer is made.

MAXIMUM BACKDATE LENGTH: 6 Months

COMMENTS: none

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COLORADO

CITATION: CRSA §10-7-103 (1)(c) It is unlawful for any foreign or domestic company to issue or deliver in this state any life insurance policy if it contains any of the following provisions:  a provision by which the policy purports to be issue or take effect more than one  year before the original application for the insurance was made, if thereby, the assured would rate at an age not more than one year younger than his age at a date when application was made, according to his age at nearest birthday.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

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CONNECTICUT

CITATION: CGSA §38a-442 No policy of life insurance shall be issued or delivered in this state if it purports to be issued or to take effect as of a date more than six months before the application for the insurance was made if thereby the applicant would rate at an age younger than at the date when the application was made according to his age at nearest birthday.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

DISTRICT OF COLUMBIA

CITATION: DC ST §31-4704 (2) No policy of life insurance other than industrial insurance, annuities and pure endowments, with or without return of premiums or of premium and interest, shall be issued or delivered in the District or be issued by a life company organized under the laws of the District after the 1st day of January 1935, if it contains any of the following provisions:   a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made; except for provisions relating to misstatement of age, suicide, aviation, and military or naval service in time of war, a provision for any mode of settlement at maturity, after the expiration of the contestable period of the policy, of less value than the amount insured on the face of the policy plus divided additions, if any, less any indebtedness to the company on or secured by the policy, and less any premium that may, by the terms of the policy, be deducted.  This paragraph shall not apply to any nonforfeiture provision.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

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DELAWARE

CITATION: 18 Del.C. §2927 (1) No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains any of the following provisions: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

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FLORIDA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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GEORGIA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

GUAM

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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HAWAII

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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IDAHO

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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ILLINOIS

CITATION: 215 ILCS 5/225 (1)(b) After the effective date of this Code [September 14, 1983], no policy of life insurance may be issued or delivered in this State if it includes any of the following provisions:  a provision by which the policy purports to be issued or take effect more than 6 months before the original application for the insurance was made, but this provision does not apply in any case of a transfer from one form of policy to another in connection with which the policy owner receives credit for any reserve accumulation under the form of policy from which the transfer was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

INDIANA

CITATION:

IC 27-1-12-8 (2).  No policy of life insurance shall hereafter be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains the following provision: a provision by which the policy shall purport to be issued or to take effect more than six months before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

 ==========================================

IOWA

CITATION: IAC 191-30.6(508) policy of life insurance shall hereafter be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains the following provision: a provision by which the policy shall purport to be issued or to take effect more than six months before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

KANSAS

CITATION: K.S.A 40-421.  From and after the first day of January, 1928, no policy of life insurance, other than industrial insurance, annuities, and pure endowments with or without return of premiums or of premiums and interest, shall be issued, or delivered in this state or be issued by a life insurance company organized under the laws of this state if it contains the following provision: a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

 ==========================================

KENTUCKY

CITATION: KRS §304.15-280 (1)(a).  No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for the insurance made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

==========================================

LOUISIANA

CITATION: LSA – R.S. 22:904. No insurer shall knowingly deliver or issue for delivery in this state any policy or contract of life insurance which purports to be issued or to take effect as of a date more than six months before the application therefor was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. No agent or other representative of an insurer shall in this state prepare, submit or accept any application for life insurance which bears a date earlier than the date when such application was made by the insured or applicant, if thereby the premium on such policy is reduced as above stated. Nothing contained in this Section shall invalidate any contract made in violation of this Section.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

MAINE

CITATION:

24-A M.R.S.A §2526 (1)(A).  No life insurance policy, other than industrial insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for which the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

 ==========================================

MARYLAND

CITATION:  MD Code, Insurance §16-104.  An insurer may not knowingly deliver or issue for delivery in the State a policy of life insurance that purports to be issued or to take effect as of a date more than 6 months before the application for the policy was made, if, as a result, the premium on the policy is reduced below the premium that would have been payable on the policy as determined by the insuring age of the insured when the application was made.

MAXIMUM BACKDATE LENGTH 6 months

COMMENTS:  none

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MASSACHUSETTS

CITATION: M.G.L.A 175 §130 No policy of life or endowment insurance shall be issued or delivered in the commonwealth if it shall purport to be issued or to take effect as of a date more than six months before the date of the original written application, if thereby the applicant would rate at an age younger than his age at nearest birthday on the date when the application was made, and no annuity or pure endowment contract shall be so issued or delivered if it shall purport to be issued or to take effect at an age higher than the age of the applicant at his nearest birthday at the time of the original written application.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

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MICHIGAN

CITATION: M.C.L.A. 500.4046(3) No policy of life insurance other than industrial life insurance shall be issued or delivered in this state if it contains the following provision:  A provision by which the policy shall purport to be issued or to take effect as of a date more than 6 months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. Nothing contained in this subdivision shall invalidate any contract made in violation of this subdivision. This subdivision shall not be construed to prohibit the exchange, alteration or conversion of policies of life insurance or annuity contracts as of the original date of such policies or contracts if the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy or the amount of insurance which the premium paid for the original policy or contract would have purchased if the new policy had been originally applied for, whichever is greater; nor to prohibit the exercise of any conversion privilege contained in any policy or contract

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

MINNESOTA

CITATION:

M.S.A. §61A.07 (3) – No policy of life insurance shall be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

 ==========================================

MISSISSIPPI

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

MISSOURI

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

MONTANA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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NEBRASKA

CITATION: Neb. Rev. St. §44-503.  No policy of life or endowment insurance shall be issued or delivered in this state (1) if it contains in substance a provision by which the policy shall purport to be issued, or to take effect, more than six months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

 ==========================================

NEVADA

CITATION:

N.R.S. 688A.270 (1)(a).  No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains the following provision:  a provision by which the policy purports to be issued or to take more than 1 year before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

==========================================

NEW HAMPSHIRE

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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NEW JERSEY

CITATION:  N.J.A.C. 11:4-41.3 General standards 3 (i) 3. All forms shall include a provision that the policy shall become incontestable by the insurer, except for nonpayment of premiums, after the policy has been in force during the lifetime of the insured for a period of no more than two years from the date of the policy’s issue.

i. The periods for incontestability and suicide shall commence upon the earliest of the date of issue, the policy date and any other effective date. As used in this subchapter, the date of issue or date of the policy’s issue shall be deemed to be the earliest of the date of issue, the policy date and any other effective date described in the form, except in the case of backdating to save age where the date of issue or date of policy’s issue shall be the date on which coverage becomes effective.

MAXIMUM BACKDATE LENGTH: None (Follow Company Practice)

COMMENTS: none

==========================================

NEW MEXICO

CITATION: N.M.S.A. 1978, §59A-20-26 (A)(1) No life insurance policy shall be delivered or issued for delivery in this state if it contains the following provision: a provision by which the policy purports to be issued or take effect more than 1 year before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

==========================================

NEW YORK

CITATION: McKinney’s Insurance Law §3208 (a)(b)(c). Antedating of life insurance policies and burial agreement prohibited

(a) No insurer shall knowingly deliver or issue for delivery in this state any policy of life insurance that purports to have been issued or to have taken effect more than six months before the date on which the application therefore was made, if thereby the premium is reduced below the premium that would be payable thereon as determined by the insured's birthday nearest the date on which the application was made.

(b) No agent or other representative of an insurer shall prepare, submit or accept in this state any application for life insurance dated earlier than the date on which the application was made by the insured or the applicant, if thereby the premium is reduced as above stated.

(c) This section shall not be construed to invalidate any contract made in violation of the provisions hereof; nor to prohibit the exchange, alteration or conversion of any policy of life insurance as of the original date thereof if the amount of insurance of the new policy does not exceed the greater of that of that of the original policy or that which the premium paid for the original policy would have purchased if the new policy had been originally applied for; nor to prohibit the exercise of any conversion privilege contained in any policy.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

NORTH CAROLINA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

NORTH DAKOTA

CITATION: NDCC, 26.1-33-06 (3).  No life insurance policy may be issued or delivered in this state if it contains the following: a provision by which the policy purports to be issued or take effect more than 6 months before the original application for life insurance was made.  This subsection does not prohibit the exchange, alteration, or conversion of any policy of life insurance.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

 ==========================================

OHIO

CITATION: R.C. §3915.13  Back-dating policies: No life insurance company nor any of its agents shall knowingly make, issue, or deliver in this state any policy or contract of life insurance which purports to be issued or to take effect as of a date more than three months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon, as determined by the nearest birthday of the insured at the time when such application was made. In determining the date when an application was made, under this section the date of execution of the application or the date of medical examination, where such examination is required, whichever is later, shall govern.

MAXIMUM BACKDATE LENGTH: 3 months

COMMENTS:  none

==========================================

OKLAHOMA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

OREGON

CITATION:  O.R.S. §743.225 (2)  A provision by which the policy purports to be issued or to take effect more than six months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

PENNSYLVANIA

CITATION:  40 P.S. §511(c).  No policy of life insurance shall be delivered in this Commonwealth, except policies of industrial insurance where the premiums are payable monthly or oftener, if it contains the following provision:  by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

PUERTO RICO

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

RHODE ISLAND

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

SOUTH CAROLINA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

SOUTH DAKOTA

CITATION:  SDCL §58-15-44  Dating back of application for insurance to reduce premium prohibited--Contract not invalidated: No Insurer shall knowingly deliver or issue for delivery in this state any life insurance policy which purports to be issued or to take effect as of a date more than six months before the application therefore was made, if thereby the premium on such policy is reduced below the premium which would be payable thereon as determined by the insuring age of the insured at the time when such application was made. No agent or other representative of an insurer shall in this state prepare, submit or accept any application for life insurance which bears a date earlier than the date when such application was made by the insured or applicant, if thereby the premium on such contract is reduced as above stated. Nothing contained in this section shall invalidate any contract made in violation of this section. This section shall not be construed to prohibit the exchange, alteration or conversion of any policy of life insurance.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

TENNESSEE

CITATION: T.C.A. §56-7-2308 (3).  A provision by which the policy purports to be issued or to take effect more than six (6) months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday or the last birthday of the insured at the time when such application was made; provided, that nothing contained in this subdivision shall invalidate any contract made in violation of this subdivision. This subdivision shall not apply to any policy issued under plan or trust having qualified status under subchapter D, Part I, subtitle A, Internal Revenue Code of 1954, as amended from time to time, nor under 501(a), Internal revenue code of 1954, as amended from time to time . This subdivision shall not be construed to prohibit the exchange, alteration or conversion of policies of life insurance as of the original date of such policies If the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy, or the amount of insurance which the premium paid for the original policy would have purchased if the new policy had been originally applied for, whichever is greater; nor to prohibit the exercise of any conversion privilege contained in any policy or contract;

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

 ==========================================

TEXAS

CITATION:  28 TAC §3.120(a)  (a) Except as provided by Subsection (b), a life insurance policy may not contain a provision under which the policy is issued or takes effect on a date more than six months before the date of the original policy application if the provision causes the insured to rate at an age that is younger than the age of the insured on the date of the application.  For the purposes of this subsection, the age of the insured on the date of the application is the age of the insured on the birthday of the insured that is nearest to the date of the application.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

UTAH

CITATION: U.C.A. 1953 §31A-22-401 (2)  No life insurance company may issue or deliver any life insurance policy subject this chapter under Section 31A-21-101 which contains any provision: claiming that the policy was issued or became effective more than one year before the original application for the insurance is executed, if the insured would then be rated at an age more than one year younger than his age at the date of his application, unless the aggregate amount of the annual premiums for the whole term of the back-dated period is paid in cash

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

==========================================

VERMONT

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

VIRGINIA

CITATION: VA Code Ann. §38.2-3104 (A) No policy to be issued purporting to take effect more than six months before application made, conversion permitted

A. No life insurance policy delivered or issued for delivery in this Commonwealth shall be backdated more than six months from the date the written application for the insurance was made if the premium on the policy is less than the premium that would be payable on the policy, as determined by the nearest birthday of the insured when the application was made.

B. Neither the provisions of subsection A of this section nor any other provision of general law shall prohibit the conversion or exchange to some form of life insurance dated back to become effective at an age not less than the insured's age at this nearest birthday on the date of issue of the existing contract for:

1. A policy insuring one person for a policy insuring another person dated not earlier than the original policy exchanged;

2. The conversion of any existing life insurance policy; or

3. Any deferred annuity contract purchased by a consideration payable in annual or more frequent installments, and under which no annuity payments have yet been made. The exchanged or converted form of life insurance shall not exceed the greater of (i) the amount of insurance under the existing policy or (ii) the amount of insurance that the premium or consideration paid for the existing policy or contract would have purchased at the insured's age on his nearest birthday at the date of issue of the existing policy or contract.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

==========================================

VIRGIN ISLANDS

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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WASHINGTON

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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WEST VIRGINIA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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WISCONSIN

CITATION:  Wis. Admin. Code § Ins. 2.03 (1).   (1) No company shall issue for delivery in this state any policy or contract of life insurance which purports to be issued or take effect as of a date more than 6 months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. The date of the Application must be considered to be the date on which the application (Part I) or the medical examination (Part II) is completed, whichever is the later.

(2) this ruling does not prohibit the exchange, alteration or conversion of policies of life insurance as of the original date of such policies if the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy or the amount of insurance which the premium paid for the original policy would have purchased if the new policy had been originally applied for, whichever is greater, nor prohibit the exercise of any conversion privilege contained in any policy or contract.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS:  none

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WYOMING

CITATION: W.S. 1977 §26-16-120(a)(i).  (a) No life insurance policy, other than industrial insurance, shall be issued or delivered in this state, or be issued by any domestic insurer, if it contains any provision: (i) By which the policy purports to be issued or to take effect more than one (1) year before the original application for the insurance is made, if thereby the insured would rate at an age more than one (1) year younger than his insuring age at date when application is made;

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS:  none

Applying Money on New Issue

Introduction

New Business (NB) receives premium payments at various times during the applications process. To ensure that premium payments are processed in accordance with SEC regulations, New Business has established guidelines for internal audits and annual review of procedures.

Policy

Rule 22c-1 under the 1940 Act requires MNL to price premium payments using the accumulation unit value next computed after receipt of the premium at the designated address. Rule 6e-3(T)(b)(12) under the 1940 Act provides MNL with a conditional exemption from Section 22(c) and Rule 22c-1 and permits MNL to retain an initial or subsequent premium payment in its suspense account during the underwriting period, so long as the procedures are reflected in a current Redeemability Exemption Memorandum (“ RE memorandum”) on file with the SEC as Part C of the registration statement for the variable life insurance policy. Once underwriting is completed, the variable life insurance policy should be issued on the next business day. Once the policy is placed inforce, the premium is removed from the General Account and allocated in accordance with the procedures stated in the prospectus.

Responsible Individuals
VL ~ Assistant Vice President Manager of New Business

Premium Received with Application
Below is the process for when a payment is received with the application:
Step	Action
1	Premium is date and time stamped.
2	See Temporary Insurance Agreement Procedure (TIA) to determine if policy qualifies for TIA.
3	Policy goes into underwriting until approval.
4	Premium is applied, using the earliest date and time stamp as the effective date.
5	Premium is transferred to the subaccounts the day after policy released.

Premium Received with Final Requirements
Below is the process for when a payment is received with the final requirements.
Step	Action
1	Premium is date and time stamped.
2	Premium is applied.
3	Premium is placed into the subaccounts upon policy release.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Final Actions with Premium Refunds

Introduction

New Business (NB) from time to must to close or reject contracts during the application process. To ensure that premium payments are returned in accordance with SEC regulations New Business has established the below procedure.

Policy
The Redeemability Exemption memorandum (“RE memorandum”) should include procedures for the safeguarding and prompt return of any premium paid on applications rejected during underwriting.

Responsible Individuals
VL ~ Manager of New Business

Close Out Process
Below outlines the process to close out a file upon request of the owner or agent.
Step	Action
1	Application is received.
2	Policy sent to underwriting.
3	Request received to stop underwriting process, prior to approval.
4	Premium is refunded to owner.
5	Letter sent to agent confirming close out.
6	Close out letter sent to owner 7 days after agent letter.
7	File is closed and all items are in imaging file.

Rejected Application Process
Below outlines the process to close out a file when it has been declined by our New Business unit.
Step	Action
1	Application is received
2	Application sent to underwriting.
3	Requirements are ordered.
4	Requirements are received and reviewed.
5	Application is declined based on underwriting or suitability.
6	Premium is refunded to owner.
7	Letter sent to agent confirming close out.
8	Close out letter sent to owner 7 days after agent letter.
9	File is closed and all items are in imaging file.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Policy Change Edify Reinstatement Process

Process Map:

Edify

 Internal Controls:

N/A

Supporting Documents/References:

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item W- Variable Life Policy Lapse and Reinstatment

Step	Action
Edify Reinstatements (Day 1)

1.       Upon Approval from the Underwriter, and approval instruction is sent to the workbasket (to access the workbasket, go to a blank screen on passport (life70) and key np60 (space) then the appropriate desk code, and hit enter.

2.       Determine if we have sufficient premium to bring the policy current. If yes, continue with step 3. If no, skip to step 5.

3.       Determin if the policy is on IIMG and IPMG file (pre-terminated master file); key IIMG or IPMG on a blank screen in passport, the policy number, co= company number (i.e. IIMG 01234567, co= 15)

4.       Print a copy of the reinstatement application form the imaged file

5.       Check the file for premium received with the application (it will also be noted on UW46). Send a copy of the check in Imaging electronically to Cashiering, include the policy number, account 25504 and your desk code on the check.

6.       Determine what cycle will be used

a.       C cycle (Universal Life)

b.       F cycle (Term/WL)

c.        A cycle (Non UL Exceptions)

If all of the above requirements have been met, the reinstatement will be keyed through the C cycle as follows:

7.       Access Edify

8.       Check the IIMG screen (bring up passport, go to blank screen key IIMG, the policy number, co= company number (i.e. IIMG 01234567, co= 15). This will display if a loan was on the policy; if so, print this page to used when adding the loan back

9.       Under the processing tab, click Cycle Reinstatement, cycle C

10.    Enter the date of the last deduction processed in the As of Date field

11.    Enter .01 in the Premium Amount field (No decimals should be used).

12.    Enter the Paid to Date in the Approval Date field (use the date deduction due)

13.    Leave the number of months blank

14.    Enter the Reinstatement Approval Date (use this like your PC70 screen)

15.    Enter the Mail Date (use the completion date, which should be 1 day after you start the reinstatement process)

16.    Click on letter-verify the correct address (LETN 0077K for the confirmation letter that will be attached with the application (used when reinstatement is processed as a Home Office exception)

17.    Click Submit Update

Result: The following message will display:

Click here to go back to the top of the procedure

Edify Reinstatements (Day 2)

If the policy is not showing active, go to the TRMS report to determine why the reinstatement rejected through cycle (to access TRMS, go to a blank screen in passport, key SHIFT +F10. to go into Total Report Management Solution). Enter DCRS30 in the report ID field and delete any information in the user ID field, hit enter. Look for the most recent Reinstatement Cycle Activity Report and key an X to the left of the report and search for you policy number. (The most common error is the policy was not on the IIMG or IPMG file. These cases would need to be keyed through TRAK and NB03 transaction.)

*If the policy is showing as active follow the steps below:

1.       View file maintenance and pull any UL NOT notices, premium notice and/or quarterly reports

2.       If policy is being reinstated as a home office exception, suspend to the requestor’s desk code that requested the reinstatement and notify the individual policy is active. (You are finished with the reinstatement process.) Send the reinstatement confirmation letter to Policyowner (0003B) if requested on exception worksheet.

3.       If there is a loan that needs to be added, add now (unless it pulled through during the reinstatement process), using deen t13 and move the loan amount in Millenium.

4.       Under Billing Change update the paid-to and bill-to date to reflect the new paid-to date.

5.       Look at PRTM and verify this amount with the cumulative gross payment amount on Life70 Policy Information screen.

a.       If the amounts do not match, change PRTM to match the cumulative gross payments amount.

6.       Under the processing tab in Edify, click on Name and Address to make any updates. You can also update the telephone number on this screen.

7.       Apply the money received to the General Account with an effective date of, the later of the approval date or date when policy in good order, using the Rapid Accounting screen. If there is money received for an outstanding loan, also apply now with current date.

Click here to go back to the top of the procedure

Edify Reinstatements (Day 3)

1.       Verify the accounting processed (check the accounting screen to verify if the payment reflects applied.) If yes, proceed to step A. If no, check for an error, as mentioned above and follow the steps outlined. If unable to fix the error, email a

Variable Life Services.

2.       If there is an error on the Policy Information page, the accounting did not process (check the accounting screen to verify if payment reflects applied), try to determine what the error is and fix it or contact your Team Leader.

a.       Change the allocations to any new allocations submitted with the reinstatement application, including the general account, using the deen253 screen.

b.       If we need to add funds to the policy per request with the reinstatement application, please follow the steps below

                                                               i.      Add the proper phases to the A trailer

                                                              ii.      Add an IDA Control trailer for each new phase

                                                            iii.      Add an H4 trailer for each fund that was added

c.        If the policy is paid current, move the money from the general account to the selected funds with today as the effective date.

d.       Mail the confirmation letter, along with a Privacy notice.

e.

3.       If the reinstatement has been approved, and we do not have sufficient money to bring the policy current, send a letter to the policyowner requesting the balance needed within 3 weeks (the policy is put in a bring up folder). If the money isn’t received after 3 weeks, a closeout letter is sent along with any money that was received with the reinstatement request.

Click here to go back to the top of the procedure

Policy Change CyberLife Reinstatement Process

Process Map:

Cyberlife

Internal Controls:

N/A

Supporting Documents/References:

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item W- Variable Life Policy Lapse and Reinstatment

Step	Action
CyberLife Reinstatements (Day 1)

1.       Upon Approval from the Underwriter, and approval instruction is sent to the workbasket (to access the workbasket, go to a blank screen on passport (life70) and key np60 (space) then the appropriate desk code, and hit enter.

2.       Determine if we have sufficient premium to bring the policy current. If yes, continue with step 3. If no, skip to step 4. To calculate the amount of premium needed, see step 5.

3.       Print a copy of the reinstatement application from the imaged file.

4.       Check the file for premium received with the application (it will also be noted on UW46). Send a copy of the check in Imaging electronically to Cashiering, include the policy number, account 25504 and your desk code on the check..

5.       Sign on to CyberLife

6.       Click on the policy information screen and key in the policy number.

7.       Verify if product allows for all back premiums. If yes, and policy is within MAP period, compare accumulative MAP from issue (take number of months the policy is inforce x monthly MAP amount). Compare this to the premiums paid in (count up all premiums received in Financial Activity.

If no longer in MAP period use total premiums paid compared to amount of cost of insurance needed for all insured’s, plus any shortage and applicable fees. If product does not allow for all back premiums, verify sufficient required premium received (check chart or policy pages). Check to see if there is an outstanding loan (use Financial Activity or Values Inquiry). If sufficient premium received, proceed to step 8. If no, proceed to Step 23.

8.       Click on the Payments link and key in the amount of money received (under the Premium section).

9.       In the As of Date field enter the lapsed date (this is on the financial activity page and may be labeled as internal surrender or lapse).

10.    Click on Payment Type

11.    Select Reinstatement Payment from drop down

12.    Click Add then Apply.

13.    VUL’s are being reinstated like an exception where you, use the lapsed date (found on the financial accounting page) and $0 for premium on the payment type. Click add and apply. Suspend policy to the requestor and send email policy is active.

If the policy is an XL policy you will need to allocate the $0 payment to the Fixed Monthly account. If the Fixed Monthly is not there select the Fixed account.

Result: The policy should now show active.

14.    Go to Policy Notes screen

a.       if exception add policy note “suspend to (desk code of requester)”.

15.    Add Policy Note that says “MM/DD/YY (2 years from current date) Rein pnp”

16.    Click Add & Apply

17.    If phone number or address needs to be updated, click on Client Information link. Click on Phone Information bar (+sign), then click on Insured’s name. Key in the updated phone number and click Update. Click on Clients on Policy bar (+sign), then click on the city name. On this page you can update the address information if needed, then click on Add and then Apply.

18.    If necessary, the policy can be suspended from the Policy Control Tab. Change the Suspend type to suspended and click Apply.

19.    If the policy is to be on monthly band draft, click on Billing.

Click Form  and select Electronic Funds Transfer.

Click on Mode  and select mode the client chooses, example: monthly.

Click on Timing  and select 1 month after/1 month prior. Select 1 month after if draft date is after monthiversary, and 1 month prior if draft date is on or before the policy monthiversary.

Click on Billed To Date and key in the new paid to date of the policy.

Key in the policy number in the Billing Control field and substitute the company with 00’s. For example: 1502345678 would be 0002345678.

Key in the information (routing #, account #, EFT type and authorized signatures) for the bank draft.

Branch number is all 0’s, then click Add and Apply.

20.    Send for output to be pulled for next day to PAD Output

21.    Go to Policy Information screen and verify policy shows active and no errors occurred with the process. Send all necessary documentation to the policy file (imaging).

22.    Create Letter and send to Policyowner

a.       Pull up work document letter and send confirmation of the reinstatement

b.       If processing the reinstatement as an exception, use the work template for exception reinstatement.

23.    If payment received is not sufficient to process reinstatement, send letter asking for additional premium (go to Word and use special LETN designed for VUL products).

24.    If no payment is received within 3 weeks following the letter, send close-out letter (go to Passport and use LETN screen and send LETN 0007O). Return any premium received with the request.

Click here to go back to the top of the procedure

CyberLife Reinstatements (Day 2)

Day 2 Cyberlife VUL

1.       Check to make sure there is no Grace Period Expire date on the policy.

If there is a GPE date go to billing and switch from Direct Bill to EFT or vice versa to remove this date

2.       Apply the payment you received by going to the Payments screen and enter the amount received in the amount section. Use the later of the approved or received date of the payment for the as of date. The payment type should be Premium Payment.

3.       If there is a loan on the policy go to the payments screen and enter the amount received in the amount section. Use the later of the approved or received date for the as of date. Payment type should be Loan Payment.

Click here to go back to the top of the procedure

ARTICLE I.

Death Benefit Option Change

Procedure Title: Policy Change Death Benefit Option Change Procedure

Purpose/Introduction

The Policy Change Department receives requests to change death benefit option on existing Variable Life policies.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount

Step	Action
1.       Cyberlife – Policy Review & Processing

Below are the steps of changing the death benefit option on a policy:

1.       Request received in Policy Change.

2.       Item is date and time stamped.

3.       Request is routed to mail services to be scanned into Policy Change batch.

4.       Coder receives the request via a batch through Invision system.

5.       Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

6.       Request is coded and imaged into the policy file.

7.       Request is sent to Change Tech.

8.       Determine if you can approve. If yes, approve and go to Step 9. If no, send to underwriting.

a.       To change from Level to Increasing they must answer all medical questions on the form.

b.       If the insured is 59 years old or less and the contract fund is 25,000 or less ok to approve.

c.        If the insured is 60 years old or older and the contract fund is 10,000 or less ok to approve.

d.       For contract funds above these guidelines refer to an Underwriter for review. If the medical questions fall within the Jet Underwriting guidelines ok to approve.

e.        To change from Increasing to Level they do not need to answer the medical questions on the form.

f.        No evidence of insurability is needed if the contract fund is 75,000 or less and the insured is 59 years old or less.

g.        No evidence of insurability is needed if the contract fund is 25,000 or less and the insured is 60 years old or older.

9.       Underwriting is complete. If approved, go to Step 10. If declined, send letter and process ends.

10.    Run illustration to see if change violates guidelines or becomes a MEC.

a.       If you are changing to a level (option 1) death benefit option, the system will increase the specified amount by the policy’s account value. If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

b.       If you are changing to an increasing (option 2) death benefit option, the system will decrease the specified amount by the policy’s account value. If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

c.        You may elect to override the increase/decrease. See process below.

11.    If policy will become a MEC, contact agent or insured to see if they want to do change. Auth required to proceed, acknowledging that they accept MEC status.

12.    If they want to continue with the change, go to Step 13. If they do not want to do the change, send letter and file change.

13.    Make sure that no payments have been applied after the effective date. If they have you will need to reverse them. See Reversing Premium Procedure.

14.    Key the following to change the death benefit:

a.       On the Navigation Bar, click on Future Changes:

b.       Click on the + next to the base insured’s name.

c.        Click on the base benefit.

d.       Under Future Changes select “Scheduled Death Benefit Option Change” from the Type drop-down list.

e.        Enter effective date of the change in the Date field. (Next monthiversary after application is in good order or date requested)

f.        Select the option you are changing to from the dropdown next to “Death Benefit Option”

g.        If you will be processing another change, such as an increase or decrease, in addition to the option change or they are requesting the Death Benefit remain the same: Check the “Override Automatic Increases or Decreases” box. The system will not adjust the specified amount of insurance by the policy’s account value.

h.       If the policy is a MEC or will become a MEC check the “Overrider Tamra Test” box..

i.         Click “Add.”

j.         Click “Apply.”

15.    Verify that the scheduled change is listed, then click “Apply”.

16.    Process increase or decrease, see corresponding procedures.

17.    On the Navigation Bar, go to the Billing Screen to change premium, if requested to be changed.

a.       Enter new premium in the “Premium” box

b.       Click Apply

18.    Go to a blank screen on Passport to process approval.

a.       Key PC70 policy number,co=15 and hit enter

b.       Enter the completion and mail dates and hit enter

c.        The policy will show approved on UW46

19.    Apply premium, if needed. (see Applying Premium CyberLife Procedure)

20.    Order letters through Xpressions, see Ordering Correspondence Procedure. Then send Confirmation of change to policyowner and Agent. Amend change if necessary.

21.    File all paperwork.

Click here to go back to the top of the procedure

1.       Edify – level to increasing- Policy Review

Below are the steps of changing the death benefit option from level to increasing on a policy:

1.       Request received in Policy Change.

2.       Item is date and time stamped.

3.       Request is routed to mail services to be scanned into Policy Change batch.

4.       Coder receives the request via a batch through Invision system.

5.       Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

6.       Request is coded and imaged into the policy file.

7.       Request is sent to Change Tech.

8.       Determine if you can approve. If yes, approve and go to Step 9. If no, send to underwriting.

a.       To change from Level to Increasing they must answer all medical questions on the form.

b.       If the insured is 59 years old or less and the contract fund is 25,000 or less ok to approve.

c.        If the insured is 60 years old or older and the contract fund is 10,000 or less ok to approve.

d.       For contract funds above these guidelines refer to an Underwriter for review. If the medical questions fall within the Jet Underwriting guidelines ok to approve.

e.        To change from Increasing to Level they do not need to answer the medical questions on the form.

f.        No evidence of insurability is needed if the contract fund is 75,000 or less and the insured is 59 years old or less.

g.        No evidence of insurability is needed if the contract fund is 25,000 or less and the insured is 60 years old or older.

9.       Underwriting is complete. If approved, go to Step 10. If declined, send letter and process ends.

10.    Run illustration to see if change violates guidelines or becomes a MEC.

a.       If you are changing to a level (option 1) death benefit option, the system will increase the specified amount by the policy’s account value. If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

b.       If you are changing to an increasing (option 2) death benefit option, the system will decrease the specified amount by the policy’s account value. If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

c.        You may elect to override the increase/decrease. See process below.

11.    If policy will become a MEC, contact agent or insured to see if they want to do change. Auth required to proceed, acknowledging that they accept MEC status.

12.    If they want to continue with the change, go to Step 13. If they do not want to do the change, send letter and file change.

13.    Make sure the deductions are where they need to be, if you need to reverse, see Reversing Deductions Procedure.

14.    If we need to reverse deductions on the policy process on screen Deen T604R. (See below)

a.       Enter the YRT phase

b.       Date you are reversing deductions back to.

c.        Enter 99999999.99

d.       If deductions reversed, wait till next day to process option change.

(1)

15.    Note the Deduction Paid to Date

16.    Click on the Coverage/Benefit Info link.

17.    The Coverage/Benefit Info screen will populate in a separate Edify browser screen.

18.    Note the YRT phase on the Coverage/Benefit Info Screen.

a.       Once the YRT phase number is noted, you may close the Coverage/Benefit Info screen.

2.       Edify –Level to increasing-Processing

1.       Access a Midland Production CICS Session in Passport.

a.       The APPLID code for Midland Production CICS is CICSPRD.

2.       On a blank screen type DEEN T604R;

3.       Press Enter.

4.       In the Control Data box enter the following information:

a.       Desk= Processing Change Techs Desk Code

b.       Company = Policy company code

c.        Policy = 8 digit policy number

5.       In the Changes box enter the following information:

a.       Phase = YRT phase number

b.       Effective Date = 1 month prior to the current

Deduction Paid to Date

c.        Change in Death Benefit Option = Number code for the requested Death Benefit Option (New DB Option)

Level Death Benefit = 1

Increasing Death Benefit = 2

6.       Press Enter

7.       You will receive a transaction completed confirmation message.

8.       Process decrease, if applicable. (see corresponding procedure)

9.       On the Navigation Bar, go to the Billing Screen to change premium. If requested or required by guidelines.

a.       Enter new premium in the “Premium” box

b.       Click Submit Update

(2)

10.    Once the change is complete, go to the Processing drop down menu and choose Policy Change Approval and complete the following:

a.       Enter Approval Date (entered upon approval)

b.       Enter Mailing Date

c.        Click Submit Update

11.    Apply premium, if needed. (see Applying Premium CyberLife Procedure)

12.    Order letters through Xpressions, see Ordering Correspondence Procedure. Then send Confirmation of change to policyowner and Agent. Amend change if necessary.

13.    Endorsement of change must be generated using a Word Template or LETN 0014W.

14.    If the change is requested by the Policy Owner:

a.       If premium changed, use letter code 0002S

b.       If premium changed and refund is being sent use LETN letter code 0043T

c.        If premium did not change use LETN letter code 0089C

15.    Send endorsement & illustration along with the confirmation letter

16.    Completed PC70 (see Cyberlife Step 18) to add mail & completion dates.

17.    File all paperwork.

Click here to go back to the top of the procedure

1.       Edify –Increasing to Level – Policy Review

Below are the steps of changing the death benefit option from increasing to level on a policy:

1.       Request received in Policy Change.

2.       Item is date and time stamped.

3.       Request is routed to mail services to be scanned into Policy Change batch.

4.       Coder receives the request via a batch through Invision system.

5.       Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

6.       Request is coded and imaged into the policy file.

7.       Request is sent to Change Tech.

8.       Determine if you can approve. If yes, approve and go to Step 9. If no, send to underwriting.

•   To change from Level to Increasing they must answer all medical questions on the form.

•   If the insured is 59 years old or less and the contract fund is 25,000 or less ok to approve.

•   If the insured is 60 years old or older and the contract fund is 10,000 or less ok to approve.

•   For contract funds above these guidelines refer to an Underwriter for review. If the medical questions fall within the Jet Underwriting guidelines ok to approve.

•   To change from Increasing to Level they do not need to answer the medical questions on the form.

•   No evidence of insurability is needed if the contract fund is 75,000 or less and the insured is 59 years old or less.

•   No evidence of insurability is needed if the contract fund is 25,000 or less and the insured is 60 years old or older.

9.       Underwriting is complete. If approved, go to Step 10. If declined, send letter and process ends.

10.    Run illustration to see if change violates guidelines or becomes a MEC.

a.       If you are changing to a level (option 1) death benefit option, the system will increase the specified amount by the policy’s account value. If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

b.       If you are changing to an increasing (option 2) death benefit option, the system will decrease the specified amount by the policy’s account value. If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

c.        You may elect to override the increase/decrease. See process below.

11.    If policy will become a MEC, contact agent or insured to see if they want to do change. Auth required to proceed, acknowledging that they accept MEC status.

12.    If they want to continue with the change, go to Step 13. If they do not want to do the change, send letter and file change.

13.    Make sure the deductions are where they need to be, if you need to reverse, see Reversing Deductions Procedure. (see example above in Step 14)

14.    Note the Deduction Paid to Date

15.    Click on the Coverage/Benefit Info link.

15.    The Coverage/Benefit Info screen will populate in a separate Edify browser screen.

16.    Note the YRT phase on the Coverage/Benefit Info Screen.

a.       Once the YRT phase number is noted, you may close the Coverage/Benefit Info screen.

2.       Edify –Increasing to Level – Processing
1. Access a Midland Production CICS Session in Passport. b. The APPLID code for Midland Production CICS is CICSPRD. 2. On a blank screen type DEEN T604R; 3. Press Enter.
(3)

4.       In the Control Data box enter the following information:

d.       Desk= Processing Change Techs Desk Code

e.        Company = Policy company code

f.        Policy = 8 digit policy number

5.       In the Changes box enter the following information:

d.       Phase = YRT phase number

e.        Effective Date = 1 month prior to the current

Deduction Paid to Date

f.        Change in Death Benefit Option = Number code for the requested Death Benefit Option (New DB Option)

Level Death Benefit = 1

Increasing Death Benefit = 2

6.       Press Enter

7.       You will receive a transaction completed confirmation message.

8.       Process decrease, if applicable. (see corresponding procedure)

9.       On the Navigation Bar, go to the Billing Screen to change premium. If requested or required by guidelines.

c.        Enter new premium in the “Premium” box

d.       Click Submit Update

10.    Once the change is complete, go to the Processing drop down menu and choose Policy Change Approval and complete the following:

d.       Enter Approval Date (entered upon approval)

e.        Enter Mailing Date

f.        Click Submit Update

11.    Apply premium, if needed. (see Applying Premium CyberLife Procedure)

12.    Order letters through Xpressions, see Ordering Correspondence Procedure. Then send Confirmation of change to policyowner and Agent. Amend change if necessary.

13.    Endorsement of change must be generated using a Word Template or LETN 0014W.

14.    If the change is requested by the Policy Owner:

d.       If premium changed, use letter code 0002S

e.        If premium changed and refund is being sent use LETN letter code 0043T

f.        If premium did not change use LETN letter code 0089C

15.    Send endorsement & illustration along with the confirmation letter

16.    Completed PC70 (see Cyberlife Step 18) to add mail & completion dates.

17.    File all paperwork.

Click here to go back to the top of the procedure

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Suitability Review for Increase in Specified Amount

New –Suitability

                                                Reviews For

                                                Increase Requests

                                                   To:   General Agents

                                                  RE:   Suitability Review for Increases to Variable Products

                                              Date:   July 13, 2004

Effective August 2, 2004 all Increase requests for variable products submitted to Policy Change will require a suitability review and approval by a registered principal. A new Customer Information Statement will need to be submitted with the request. Also, if Allocations are being revised, please include an updated copy. If no change in allocations is requested, the initial form contained in the policy file will be reviewed.

If you have any questions regarding suitability reviews for increases to variable products, please contact the Policy Change Department at extension 32721

-For Agent/Broker Use Only.  Not Intended for Consumer Solicitation Purposes-

Policy Change Increase Process

Procedure Title: Policy Change Increase Procedure

Purpose/Introduction

The Policy Change Department receives requests to increase coverage on existing Variable Life policies.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount

Procedure

Links
Click here to access the Cyberlife procedure steps
Click here to access the Edify procedure steps

Step	Action
1.       Cyberlife – Increase Coverage- Policy Review & Processing

Below are the steps to increase coverage on a policy in CyberLife:

22.    Request received in Policy Change.

23.    Item is date and time stamped.

24.    Request is routed to mail services to be scanned into Policy Change batch.

25.    Coder receives the request via a batch through Invision system.

26.    Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

27.    Request is coded and imaged into the policy file.

28.    Request is sent to underwriting for review.

29.    Underwriting is complete. If approved at same class, go to Step 9. If approved at different class and it is a Pre-2001 CSO Product, the request is declined. If declined, send letter and process ends.

30.    Request is sent to Change Tech.

31.    Run illustration. Verify the premium will carry the new coverage amount.

32.    If a premium increase was requested from the navigation bar click on “Billing”, enter the new premium in the premium box and click Apply. Notate the premium change amount, you will need this later for the Target Allocations.

33.    On the Navigation Bar, click on “Financial” then “Financial Actvity” Review the last premium payment, if it was after the effective date you are making the increase it will need to be reversed. Note: If you are reversing a payment you will need to wait until the next day to proceed. If no payments have been applied after the effective date or you are making the increase effective the next anniversary proceed to the next step.

34.    Reverse premium if applied after effective date. The Increase will be effective the next monthiversary after application is in good order or date requested. (see Reversing Premium Procedure)

35.    On the Navigation Bar, click on the “Client Information.”

36.    Click on the Base Insured in the “Clients on Policy” section.

a.       Note the Rate Class on the “Client Information” screen and compare this to the Rate Class for which the increase was approved on the UW Change Worksheet:

•

b.       If the increase was approved at the same Rate Class, proceed to step “13”

c.        If the increase was approved at a better rate class, process the Rate Class Change on the policy before adding the Increase (see the class change procedure).

37.    On the Navigation Bar, click on “Coverage” and key the following:

a. Expand the client in the Benefit Information section to view the plan name for the base coverage and to check if the policy has Waiver of Premium.

b. Click on the base insured under “Client”.

c.  In the “Rider/Coverage Name” drop down list, select the base plan description.

d. In the “Units” field, enter the number of units per thousand of coverage for the increase.

e.  In the “Issue Date” field, enter the issue date of the next monthliversary or the date requested by the agent/policy owner.

f.  If the rate class was changed from the “Rate Class” drop down list, select the rate class approved by the Underwriter, otherwise you can skip this box. It will default to the current class.

g.  Enter the Application Signed Date from the application.

h. Enter the Application Signed State from the application.

i.   Click “Add.”

38.    The coverage you added will appear under Coverage and key the following:

a. Click on the coverage added. A checkmark should be in the box under “Selected” .

b. Click on the “+” next to “Add Rider Agent” to expand the fields.

c.  The “Effective Date” field should be pre-filled.

d. Review 62D6 in the host to see if the agent code on the application is different. If it is Contact Commissions to get the applicable profile code for the agent or look on AG52 in Life 70.

e.  If the “Writing Agent” field, enter the agent code, then hit tab.

f.  Cyberlife will go to Performance+ to get the available Profile codes. If the agent is the same select the same profile code as on 62D6, if different select the profile code given to you by Commissions.

g.  In the “Commission” field enter the percentage for the agent. Example: 100.00 to credit the coverage to one agent. For a 50/50 split enter 50.00.

h. Click “Add”.

i.   If there is an agent split, repeat steps. (do not click on coverage 2nd time)

j.   Click “Apply”

•

•

•

•

39.    Check for Waiver of premium on the policy. There will be a “+” next to the base coverage.

a.       Click on it to expand the field. Look at the rate on 62D2 to see if there is a rating on the waiver, if so rate the waiver you add. (See Add Supplemental Benefit Procedure)

a.       Click on the coverage you added to add Waiver to it.

b.       Under Benefit Information select “Waiver of Premium” from the Benefit Type dropdown box.

c.        Enter the Issue date; it would be the same as the new coverage.

d.       The units will be the amount of units for the coverage.

e.        Enter the WP rating in the rating box, if it does not have a rating enter 100.

f.        Click Add, and then Apply.

2.       Add Premium Allocations (CZ targets)

Add Premium Allocations (CZ targets) You will add a CZ target for all components (except LNR, ABR, or PFR).

1.       Increase with no premium change: A CZ target will need to be added for .01 so no premium is allocated to the new coverage since there was no premium increase.

a.       From the navigation bar click on “Target Maintenance”.

b.       Click on the “+” under Clients/Coverage to expand the field.

c.        Click on the coverage added.

d.       Enter the effective date of the coverage in the Date box.

e.        Select “Allocation Target” from the drop down box.

f.        Enter .01 in the amount box.

g.        Click Add. The allocation target will now be available to view under the coverage.

h.       Click Apply

i.         If the new coverage has Waiver of Premium go to the Benefits section. Expand to see the Waiver of Premium. Click on “Waiver of Premium”. Add a CZ (allocation) and a CY (over/under) target for .01.

j.         Click Apply.

(4)

2.       Coverage Addition with a premium increase: You will add a CZ target for all components (except LNR).

a.       From the Navigation bar click on “Billing”

                                             i.            Enter the new premium amount.

                                            ii.            Click Apply.

b.       Log onto Performance Plus.

                                             i.            Click on the stack on papers “Account/Case Search”.

                                            ii.            From the “Type of Search” drop down box select “History”.

                                          iii.            Click Go.

•

•

•

•

                                          iv.            Annualize the amount being allocated to each phase. You will need to do this for any benefits on the phase as well.

c.        From the Navigation bar click on “Target Maintenance”.

Example case: premium increased from 800.00 monthly to 1000.00 monthly

                                             i.            Phase 1 = 786.40 x 12 = CZ 9438.80

                                            ii.            Phase 1 WP= 13.60 x 12= CZ 163.20

                                          iii.            Phase 2= 200 x 12 = CZ 2400.00

                                          iv.            Phase 2 WP add a CZ and a CY (over/under) target for .01

d.       Cyberlife will only accept 1 CZ for a phase at a time. You will need to add the base allocation targets, Apply; then add the benefit allocation targets.

                                             i.            From the navigation bar click on “Target Maintenance”

                                            ii.            Click on the “+” under Clients/Coverage to expand the field.

                                          iii.            Click on the coverage you will be adding the allocation target on.

                                          iv.            Enter the effective date of the coverage in the Date box.

                                           v.            Select “Allocation Target” from the drop down box.

                                          vi.            Enter the annual premium amount in the amount box.

                                        vii.            Click Add. The allocation target will now be available to view under the coverage.

                                       viii.            Click Apply.

                                          ix.            Repeat these steps to add the allocations on the benefits.

•

•

3.       Applying Premium

Apply any premium received.

1.       On the Navigation Bar, go to the Billing Screen to change premium, if requested to be changed.

a. From the Navigation bar click on “Billing”

b. Enter the new premium amount.

c.  Click Apply.

2.       Go to a blank screen on Passport to process approval.

•   Key PC70 policy number,co=15 and Press enter

a.       Enter the completion and mail dates and hit enter

b.       The policy will show approved on UW46

3.       Apply premium the day after the increase is processed, if needed. (see Applying Premium Procedure)

4.       Order letters through LETN, see Ordering Correspondence Procedure. Then send Confirmation of change to policyowner and agent. Amend change if necessary.

5.       File all paperwork.

Click here to go back to the top of the procedure

Edify – Increase Coverage Procedure

Below are the steps to increase coverage on Edify:

1.       Request received in Policy Change.

2.       Item is date and time stamped.

3.       Request is routed to mail services to be scanned into Policy Change batch.

4.       Coder receives the request via a batch through Invision system.

5.       Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

6.       Request is coded and imaged into the policy file.

7.       Request is sent to underwriting for review.

8.       Underwriting is complete. If approved at same class, go to Step 9. If approved at different class and it is a Pre-2001 CSO Product, the request is declined. If declined, send letter and process ends.

9.       Request is sent to Change Tech.

10.    Run Illustration. Make sure the deductions are where they need to be, if you need to reverse, see Reversing Deductions Procedure.

11.    Select “Death Benefit” screen under the processing menu.

12.    Determine the effective date of the change. To do this, you can refer to the date the deductions are paid to.

13.    The Increase will be effective the next monthiversary after application is in good order or date requested.

14.    Day 1 (Day 2 if you needed to reverse deductions for any reason)

a.       Figure the base insured’s current age

b.       Locate the correct rates/rate card and calculate the No Lapse Guarantee (NLG) and Target based on the current age and the increase in face amount (refer to the NLG and Target procedures as needed/if necessary)

  Take the NLG rate x the increased amount. This will be the amount you enter on Edify. For Waiver of Premium use rate card to determine minimum (include Waiver of Premium if applicable).
  Take the Target rate x the increased amount. Add this to the existing Target. The new total is the amount you will enter here on Edify.

Enter the exp/thou phase if applicable

If your increase has caused the policy to change bands, enter the new band’s expense phase appu here

Enter the amount you’re increasing the death benefit by  here

If the billable premium is changing, enter the new number of units here

If the increase has caused your total death benefit change bands, enter the new base appu here

If the waiver amount per thousand is changing for any reason, enter the new amount here

Enter the band (new) only if it is changing

Leave at default unless otherwise requested

Leave at default unless otherwise requested (or if policy is original IUL—if the death benefit is increased, this rider is removed as stated in plan provisions—this does not apply for IUL2)

Submitting agent code

This is always the base (YRT) phase. Enter this and click “Policy # Submit” prior to completing the rest of this screen.

Leave the “Sent Letter to” default at Agent

If the address of the insured has not changed, this area can be skipped. If the confirmation is to go to a special address, or you need to permanently change the address, you can do so here.

For your endorsement, choose “Increase Universal Life”.

***Important***

If the policy has a layered surrender charge (see Layered Surrender Charge information for applicable plans), leave the endorsement default at “None”  and generate your own with the applicable information.

When all applicable areas have been completed click “Submit Update” to process

15.    Increase coverage by completing the following fields (as shown above):

a.       Expense Phase ~ Enter Exp Thou Phase Number that you are increasing, only if policy has an expense per thousand phase

b.       Expense Phase APPU ~ Enter if changing bands

c.        Death Benefit/ WP change ~ Amount of Increase

d.       Annualized Premium (units) ~ enter new annual premi um divided 100

e.        Ann Prem per unit (auto-populates)~ Check ratecard for amount, if changing bands

f.        Waiver Premium per unit (auto-populates)~ Complete only if policy has WP

g.        Band (auto-populates)~ Check ratecard

h.       Change effective date (defaults to current deductions, may need to reverse deductions) ~ The next monthiversary after application is in good order or date requested

i.         Update Billing info ~ Select yes or no

j.         NLG/ Base Premium ~ Enter the amount the NLG will be increased by

k.       Target Premium ~ Enter the resulting Target Premium from increase

l.         Remove Cost of Living Rider ~ Select yes or no

m.     Remove IPGR ~ Select yes or no

n.       Send Letter to ~ Select Agent if going to agent and enter his code.

o.       Update address, if necessary

p.       Endorsement (skip, as word document will be used, check to determine if layered then select letter and endorsement)

q.       Click Submit

•

16.    Agent Comp. Trailer will automatically generate once the Policy # Submit button is selected. This will show any changes made to the DB, Target, or NLG on this policy.

17.    After the Death Benefit screen has processed, you will proceed to HOST and key in PCLR.

Complete this screen only  under the following conditions:

a.       The monthly bank draft is being increased

b.       The direct billing is being increased and the agent/insured has submitted premium with the change

c.        If policy is in first year:

1.       You will need to adjust date on CLCD screen to next year to get renewal rates.

2.       Figure target and increase premium for remainng number of policy years. (example - # of months x monthly rate).

d.       The policy is in it’s 2nd year and the current premium has already exceeded the original Target premium

•

Enter the agent code of the submitting agent (found on app) here—do this for commission splits also

If there is no split in commissions, enter 100

Enter the annual increase  in billable premium (monthly increased amount x 12, quarterly x 4, etc)

Enter the increase in Target premium (increase amount calculated in #2b)

Enter the amount of the increase in death benefit

Enter the renewal percentage, found on screen CLCD in your passport session

Answer the following questions in the same order as shown.

Press PF1 to calculate

Screen print

Press PF4 to stow

18.    Generate the Commission Adjustment by completing the

following fields (as shown above):

a.       Enter Agent Code

b.       Enter Commission Split, if there is one

c.        Enter New change in annualized premium (no decimal places and

•   round to an even number)

d.       Enter net change in Target (no decimal places and round to an

•   even number)

e.        Enter net change in Face Amount (no decimal places and round

•   to an even number)

f.        Enter % of WA Commission Deduction, if any

g.        Enter % of GA Commission Deduction, if any

h.       Non-COLR increase, enter yes or no

i.         Click Submit update

•

19.    Once the change is complete, go to the Processing drop down menu and choose Policy Change Approval. (as shown below)

a.       Enter Approval Date (entered at approval)

b.       Enter Mailing Date

c.        Click Submit Update

•

•

There should already be an approval date here (from the underwriter’s approval)—if not enter the date of the approval

Enter the date you’re mailing the confirmation to the agent/insured here

Enter the date you completed the change here

Click “Submit Update”

•

20.    Apply premium, if needed. (see Applying Premium Edify Procedure)

21.    Order letters through LETN, see Ordering Correspondence Procedure. Then send Confirmation of change to policyowner and agent. Amend change if necessary.

22.    File all paperwork.

Click here to go back to the top of the procedure

•

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Suitability Review for Decrease in Specified Amount

            New –Suitability

                                    Reviews For

                                    Decrease Requests

                                       To:   Registered Representatives

                                          RE:  Suitability Review for Decreases to Variable Products

                                      Date:   March 31, 2005

According to Webster’s Dictionary, two synonyms for Suitability are “meetness” and rightness”. When the principal performs the suitability review, he or she is determining whether we are “meeting” the client’s needs and if the product solutions are “right” for  the client’s financial situation/ Since a decrease in coverage usually indicated a change in the applicant’s financial situation, a suitability review will not be required.

Effective immediately, all decrease request for variable products submitted to Policy Change will require a suitability review and approval by a registered principal. A new Customer Information Statement will need to  be submitted with the request. Also, please include an updated Allocation form, if allocations are to be revised. Otherwise, allocations will remain as they were prior to the change.

This change in procedure will help us work together to help provide the right product for the client. If you have any questions regarding suitability reviews for decreases to variable products, please contact the Policy Change Department at extension 32721.

MAF:clf

Please consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The product prospectus and the fund prospectuses contain this and other information about Midland National’s variable products including the funds’ investment objectives, risks, charges and expenses. To obtain current and fund prospectuses, you can call or write to Midland National, Executive Office, One Midland Plaza, Sioux Falls, SD 57193-001, (605) 335-5700. Please read the prospectus carefully before you invest or send any money.

The broker-dealer for Midland National’s variable products is Sammons Securities Company, member NAS/SIPC. Sammons Securities Company is a registered broker-dealer under the Securities Exchange Act of 1934. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, the ultimate parent company of Midland National.

FOR REGISTERED REPRESENTATIVE USE ONLY. NOT INTENDED FOR CONSUMER SOLICITATION PURPOSES.

Policy Change Decrease Process

                Procedure Title: Policy Change Decrease Procedure

Purpose/Introduction

The Policy Change Department receives requests to decrease coverage on existing Variable Life policies.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount
MAP Calculation Procedure	Add Link to procedure when procedure is complete

Procedure

Links
Click here to access the Cyberlife procedure steps
Click here to access the Edify procedure steps

Step	Action
1. Cyberlife Review Prior to Processing

40.   Request received in Policy Change.

41.   Item is date and time stamped.

42.   Request is routed to mail services to be scanned into Policy Change batch.

43.   Coder receives the request via a batch through Invision system.

44.   Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

a.    Is the policy active?

b.    Did the owner sign the form? If so, does it match the signature in the file?

c.     Was the policy issued in a Community Property State? Does the insured currently reside in a Community Property State?

d.    Is the policy assigned? If so, did the assignee sign the form?

e.     Were any other changes requested on the form?

f.     Is the policy within its first two years?

g.     Can the requested decrease be processed based on minimum death benefits for the premium class and product?

h.    Is the policy still within the NLG period? If so, the new NLG must be calculated based on the decrease in coverage.

i.      Was a premium change requested? If so, compare the new premium requested against the MAP (minimum) premium and the cash value. If the requested premium is below MAP and they do not have a positive cash value, the requestor must be notified that the premium must be equal to the MAP amount.

45.   Request is coded and imaged into the policy file.

46.   If Sammons rep and in the first 3 years, send to underwriting for suitability review. If outside the first 3 years, skip to Step 8.

47.   If policy approved, request routed to Change Tech. If declined, letter sent to policyowner/agent and process ends.

2. Run Illustration

1.       Run an illustration in ACE

a.       Input the reduced NLG in the software prior to running the illustration if the policy is still within the NLG period. This will be the NLG at the age of issue for the new benefit amount.

b.       Determine if change can be processed without violating Federal Premium Guidelines. (see MAP calculation procedure)

                                                               i.      If the change will violate premium guidelines, the change cannot be processed as requested and the requestor must be notified.

c.        Determine if the change will cause the policy to become a MEC.

                                                               i.      If the change will cause the policy to become a MEC, the decrease can be processed but a letter must be sent prior to the change to notify the requestor of their options.

                                                              ii.      If a letter is required to notify the requestor of the MEC status, the following options should be offered: to keep the change as is, the minimum non-MEC benefit if applicable, or no change at this time. They must sign and return the document with their decision.

3. Process a Decrease on Cyberlife

1.       Expand Financial  on the Navigation Bar and click on Future  Changes

a.       Expand the Client and Coverage Information to display coverage’s

b.       Review for any increase in coverage (the most recent increase will be decreased by total decrease amount)

2.       Click on the plan name of either the base benefit or most recent increase

3.       Select Scheduled Specified Amount Decrease from the Change Type drop-down list

4.       Enter the dollar amount the death benefit is being reduced by (i.e. if the request is to decrease by $100,000, enter 100000)

5.       Enter the effective date of the change in the Date  field

6.       Check the Override Tamra Test box if ACE indicates the policy will become a MEC and the client has authorized this change.

7. Click on Add. The decrease can then be seen if the + next to coverage is expanded 8. Click Apply
4. Change mode premium if requested	1. Select Billing on the Navigation Bar 2. Type the requested premium amount in the Premium field 3. Click on Apply
5. Adjust NLG if policy is within NLG period

1.       Adjust the NLG if the policy is still within NLG period and is not one of the following products or any newer version of these products: ULCV, ULDB, EGUL, LGSIUL, XLCV3, XLDB2

a.       Select Target Maintenance on the Navigation Bar

b.       Click on the +  to expand the coverage

c.        Click on the base coverage

d.       Add the effective date of the change in the Date  field

e.        Select Minimum Premium from the drop-down list in the Type  field

f.        Add the Monthly NLG in the Amount  field

g.        Click on Add.

h.       Click on Apply

6. Notify Reinsurance if applicable

1.       Send email to the reinsurance mailbox – NAC Reinsurance if the policy is reinsured with a 2, 4, 7, or S

a.       Provide the following information in the email:

                                                               i.      Policy number

                                                              ii.      Type of change

                                                            iii.      Effective date of change

7. Update Policy Notes	1. Expand General on the Navigation Bar and select Policy Notes 2. Select Miscellaneous form the Purpose drop-down box 3. Indicate the prior NLG amount, the new NLG amount, and the effective date.
8. Complete Agent Charge Back if applicable

1.       Complete agent charge back if the contract is within the first two contract years

a.       Calculate the current Target

b.       Calculate the Target charge back

                                                               i.      This will be the target of the reduced benefit amount. If the original target was adjusted, you will need to apply the same adjustment calculation to the adjusted target.

c.        Complete worksheet

d.       Forward completed worksheet to Jean Knutson and Autumn Meier in Commissions

e.        Email the agent with the charge back information

9. Document completed change	1. Complete the documentation confirming the process of the decrease a. Order Decrease Endorsement

2.       Order Decrease Letter and send a copy to the agent on all requests confirming the change and new premium amount if applicable and attach an illustration

3.       Update PC70 with complete mail date and completion date

4.       Go to a blank screen on Passport to process approval.

a. Key PC70 policy number,co=15 and hit enter

b. Enter the completion and mail dates and hit enter • c. The policy will show approved on UW46
10. Cyberlife Processing Day 2	1. If you have premium to apply, process accounting. 2. Count out on weekly report.
1. Edify Review Before Processing

1.       Request received in Policy Change.

2.       Item is date and time stamped.

3.       Request is routed to mail services to be scanned into Policy Change batch.

4.       Coder receives the request via a batch through Invision system.

5.       Review application or written request to confirm the amount of the decrease, including proper signatures. Verify signatures.

a.       If owner is different than the insured, and the insured is 15 years or older, we require both signatures.

b.       Was this issued or do they currently reside in a community property state? If so make sure we have all applicable signatures and forms.

6.       Most products have minimum death benefits based upon premium class. Review the application to confirm the death benefit they are requesting is available for the premium class and product.

7.       Verify if the policy is still within the NLG period. If it is calculate the new NLG premium based on the decrease in coverage, and the NLG will be prorated. When calculating the prorated NLG check to see if the product is banded. If it is calculate your new NLG off of issue band.

a.       To calculate the prorated NLG, use the NLG Prorate Spreadsheet (if the policy has had multiple changes to the DB, use the NLG Prorate SS for policies with multiple changes)

8.       Request is coded and imaged into the policy file.

9.       If Sammons rep and in the first 3 years, send to underwriting for suitability review. If outside the first 3 years, skip to Step 10.

10.   If policy approved, request routed to Change Tech. If declined, letter sent to policyowner/agent and process ends.

11.    Run Illustration in ACE to verify if change can be processed without violating Federal Premium Guidelines and to check if it will become a MEC.

a.       If it violates premium guidelines the change cannot be processed as requested and the requestor will need to be notified.

b.       If it will cause the policy to become a MEC the change can be processed but a letter will need to be sent with the confirmation to notify the client of this. On the letter offer the following options, the current amount causes a MEC, The Minimum Non-Mec benefit if applicable, or No change at this time.

12.    When running an illustration with a product still in the NLG period you will need to input the pro-rated NLG in the software as of issue age.

13.    You will need to print a copy of the illustration and mail with the endorsement.

14.    Required forms- 1032C (state appropriate) Application for Policy Conversion, Change or Reinstatement

a.       Or a written request to process the decrease signed by the policy owner

b.       10611

15.    Screens Referenced

a.       Edify – Policy Information

b.       Product Grid – For product minimum amount

c.        Deen T604R – Reversing Ul deductions

d.       Edify – Processing Screens – Death Benefit

e.        Rate Card – for new cost of insurance

2. Process a Decrease on Edify

1.       Verify the current deduction date on policy. If on EFT is the policy in process of drafting.

a.       If yes, then wait until draft completes to process change.

b.       If no, then proceed with processing.

2.       Verify what date the request was received and compare to month-a versary date. If month-a-versary date is passed then process change as of next month-a-versary

3.       If we need to reverse deductions on the policy process on screen Deen T604R (see below)

a.       Enter base phase.

b.       Date you are reversing deductions back to

c.        Enter 99999999.99

d.       If deductions reversed, wait until next day to process decrease. If no deductions reversed continue with step 6.

4.       Update NLG to prorated NLG amount

a.       Go to Deen T600; screen

b.       Place an “x” next to MOD:

c.        Enter your desk code, company number, policy number

d.       Enter the policy issue month and year in the Effective Date section

e.        Enter the YRT phase number in the Phase section.

f.        Enter the new annual prorated NLG in the No Lapse Guarantee Min Prem Section.

                                 i.            If the policy has had DB increases prior to the change effective date, you must factor this into the amount that you are adjusting the NLG to.

                                ii.            For example, the original NLG was $200.00 and there has been multiple increases totaling an increase of $50.00 in the NLG since issue. The new prorated NLG is $175.00, you would enter the new NLG amount as $125.00 (175-50=125.00)

5.       Go to Death Benefit screen in Edify, under Processing

6.       Click the Policy # Submit button and the YRT phase information will automatically populate.

7.       Skip down to Death Benefit Amount/WP change – enter the amount that you are decreasing by with a (-) sign in front of the amount (example – 150000.00 (no commas))

8.       Annual premium per unit and band will pull in. Need to change this field if the decrease will cause the policy to change bands.

a.       The new APPU will be found on the product rate sheet.

9.       Enter effective date of change.

10.    Target premium appears, do not change.

11.    Go to Endorsement section, select appropriate letter.
Enter amount of death benefit is being decreased to.

a.       If NLG is being prorated, you will need to manually complete the endorsement so that you can input the prorated NLG.

12.    Click on Submit Update

13.    The Agent Comp Trailer will automatically generate once the Policy # Submit button is selected. This will show any changes made to the DB, Target, or NLG on this policy.

14.    Verify that the decrease is shown on this trailer and close.

15.    If policy is within the 7-pay period, you will need to add the 7-pay trailer

a.       Go to the PUSM screen (PUSM policy#,co=15)

b.       Place an “A’ in the Add a new trailer

                                             i.            Effective date of decrease

                                            ii.            ‘3’ for MEC IND

                                          iii.            ‘0’ for MEC RSN

                                          iv.            ‘2’ for CALCOD

                                           v.            ‘0’ for remaining fields

                                          vi.            Press Enter and F4 to stow.

16.    If policy has an Expense Per Thousand (EXP/THOU) phase, you will need to change the number of units to the new death benefit amount.

a.       Go to the PATM screen

b.       F8 to the EXP/THOU phase number and place and “m” next to the phase

c.        Update the Units field with the new death benefit amount.

17.    If policy has COLR, remove the COLR benefit. If policy is being decreased, the COLR benefit is automatically removed.

18.    Go to LETN and select appropriate letter

a.       Letter 0089C – if insured submitted

b.       Letter 0002S – if insured submitted request and are changing premium.

19.    Add mail Date on PC70 and to the mailing report. (see Step 9 above)

20.    Mail out letter, endorsement, and illustration. (see example in Step 9 above)

21.    Copy will automatically go in policy file

3. Processing Day 2	3. If you have premium to apply, process accounting. 4. Count out on weekly report.
Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Administering Modified Endowment Contracts

Purpose/Introduction

Policy Billing & Accounting must review guidelines and process policies in accordance with TAMRA guidelines.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item X- MEC Processing for Variable Life Policies

Procedure

Step	Action
7 Pay Policy Processing

Below is the processing steps for 7 Pay:

Process 1

1.       Notification received in Policy Billing & Accounting.

2.       Pull policy on system and verify amount in suspense.

3.       Review premium. If premium is a 1035 payment, go to Step 4. If premium is not 1035 payment, skip to Process 2 Step 1.

4.       Send to Policy Change to review and run illustrations. Determine if policy can/needs to be increased and if underwriting is needed.

5.       Send to underwriting, if needed. Skip to Step 6 if not needed.

6.       Process increase and go to Process 2 Step 4, if approved. If not approved, send letter and end process here.

Process 2

1.       Calculate how much can be paid into policy.

2.       Calculate total premiums paid.

3.       Determine amount that can be applied.

4.       Apply Premium.

5.       Type letter explaining options.

6.       Place file in bring up for 30 days. If no response, send follow up letter.

7.       Comply with request received.

8.       File all paperwork.

CyberLife TAMRA Screen

Below is a screenprint of the CyberLife screen that will provide you with more information on TAMRA. You can get to this screen by selecting Values Inquiry on the left side then selecting Details under Target.

Edify TAMRA Screen
Below is a screen print of the Edify screen that will provide you with more information on TAMRA. This is at the bottom of the main policy information screen.
Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Interfund Transfer Requests

Purpose/Introduction

The Variable Life Services (VLS) team receives and processes allocation changes for all Variable Universal Life policies.  An allocation change occurs when the policyholder wants to make changes to the way his payments and/or deductions are being allocated (divided) on a policy.

Process Map

CyberLife Allocation Workflow

Edify Workflow

Internal Controls

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item P- Written, Telephone, Fax, and Internet Transfer Requests

Procedure

Links
Click here to access the Cyberlife procedure steps
Click here to access the Edify procedure steps

Step	Action
CyberLife Allocation Change

Below outlines the steps you must follow in order to make an allocation change.

*Reminder ~ Notify Atlas within one week of receipt if unable to process.

1.       Find “as of “ date. Check the date and time stamp on the request to find the processing “as of” date. Items receive before 3pm are processed with the same effective date as the stamp date. Items received at or after 3pm are processed with the next business date as the “as of “ date.

2.       See if policy is set up for scheduled rebalances. If policy is not then skip to Step 5

3.       Add to Rebalance Log, if requested.

4.       Change the rebalance fund allocations to match the new fund allocations, if requested.

5.       Select Funds from the side menu.

CyberLife Allocation Change (continued)

6.       Select Fund Allocations (side Menu), then complete the following:

•         Select the drop down arrow and select charge deductions or standing allocations for premium

•         Select the effective date

•         Hit New

7.       Select “Standing Allocations” or change deduction from the drop down box next to Allocation Type complete the following:

•         Select the funds that have been selected.

•         Put in the percent request and hit Add.

•         Keep doing that until all the funds are there and it equals 100%.

•         Once that is completed, select apply.

CyberLife Allocation Change (continued)

8.       When all funds have been selected click “Apply”. Percentages must equal 100%, system will give an error if they do not.

9.       Repeat this process to set up the deductions. Select “Charge Deduction”. This must be done regardless if the percentages are the same as the allocations.

10.    To review the next day or even the same day to make sure it is accurate, Select detail.

Your selections will show, adjust if necessary.

Click here to go back to the top of the procedure

Edify Allocation Change

Below outlines the steps you must follow in order to make an allocation change.

*Reminder ~ Notify Atlas within one week of receipt if unable to process.

1.       Find “as of “ date. Check the date and time stamp on the request to find the processing “as of” date. Items receive before 3pm are processed with the same effective date as the stamp date. Items received at or after 3pm are processed with the next business date as the “as of “ date.

2.       Add a new phase. If the allocation change requests a fund that has not been added to the policy yet, the fund will need to be added before the request can be completed. A list of the funds has been enclosed. When adding a phase, the IDA Control Trailer and the H4 Trailer also need to be added.

To add a phase, on a blank screen type in ‘PATM xxxxxxxx,CO=15” where x = the policy number.

Page down (PF8) until you get to the last phase, type an “A” for add under the asterisk “*” as shown below and hit enter.

* PH RB PLCODE CV SC MR ST AG TA AGE SEX ISSMY DOB UNITS

A 14 68 FDAO00 V 0 TN 0 48 48 1 0598 070649 000015000

Section 2. VPU APPU NDO PR PE DU IF BN CM PAYDTE EXPDTE

0010000 10000 500 1 1 01 B V 1 052050 052050

Now you can change the information to add the new phase:

* PH RB PLCODE CV SC MR ST AG TA AGE SEX ISSMY DOB UNITS

A 14 68 FDAO00 V 0 TN 0 48 48 1 0598 070649 000015000

VPU APPU NDO PR PE DU IF BN CM PAYDTE EXPDTE

0010000 10000 500 1 1 01 B V 1 052050 052050

Items that need to be changed:

•   PH: The next phase. For example, if the last phase is 14, you would enter in 15.

•   PLCODE: The plancode for the new fund.

•   TA: Age of the insured when the contract was issued (Found on PSS1).

•   AGE: Same as true age*

•   ISSMY: Original issue month and year of the contract.

•   NDO: 500

•   PE: 1

•   IF: 2

•   CM 1

*If a phase is being added to an annuity, you only need to change the True Age to the current age, the phase, the plancode and the NDO, PE, IF and CM. The Age column will remain the issue age of the policy (not the new phase).

Edify Allocation Change

3.       Add an IDA Control Trailer. Key the information as of the current effective month that the new fund is being added. The transaction to add the IDA Control trailer is DEEN T61;

T61 IDA CONTROL CHANGES

***********************

* CONTROL DATA * DELETE: ADD: (1) MOD:

***********************

* DESK: (2) *

* COMPANY: (3) *

* POLICY: (4) *

* STAT REQD: * ********************

* PROC DATE: MM DD * * *

*********************** * C H A N G E S *

****************************************************************************

* PHASE: (05) ORIG STIPUL PREM:

* MIN ANNUAL PREM: TAX QUAL LIMIT:

* SETTLEMENT OPTION: FIXED AMT: PERIOD: LAG:

* CUM GROSS PAYMENT: CUM GR PMT/LOAD:

* CUM GR PMT/COMM: EXCESS INT WITHDN:

* LAST CONT ANNIV: (6) LAST PROC ANNIV: (7)

* GROSS PREMIUMS: NET PREMIUMS:

* GROSS WITHDRAWALS: AINT CHARGES:

* INTEREST CREDITED: EXCESS INT CREDIT:

* INTER-FUND TRANSFERS: FUND UNITS OWNED:

1. Add will always be marked for this instance.

2. Your three digit desk code.

3. The company number.

4. The policy number.

5. The new phase number.

6. Issue date of the new phase. Month/Year *

7. Issue date of the new phase. Month/Day/Year*

*If the contract anniversary has passed, use current year.

On annuities, the Last Processing Anniversary is always 01-01-YY (current year). To verify that the trailer was added, look on IIMG screen 10. There will be IDA Control Trailers for every fund on the policy so you may need to hit the “enter” key a few times until you get to the phase number of your new fund.

Edify Allocation Change (continued)

4.       Add the H4 Trailer. Only one H4 trailer is needed for the payment allocation and prorata rules. A new complete H4 Trailer must be added for the specific rule.

To add the H4 trailer, go to a blank screen and type ‘DEEN T604;’ (enter)

T60 UNIVERSAL LIFE - MONTHLY DEDUCTION ALLOCATION RULES

***********************

* CONTROL DATA * DELETE: ADD: (1) MOD: (1)

***********************

* DESK: (2) *

* COMPANY: (3) *

* POLICY: (4) *

* STAT REQD: * ********************

* PROC DATE: MM DD * * C H A N G E S *

************************ ********************

PHASE: (5) EFFECTIVE DATE: MM YYYY (6) MONTHLY DEDUCTION ALLOC RULE: (7)

SEQ ID PERCENT ID PERCENT ID PERCENT ID PERCENT ID PERCENT

* (8) (9) (10)

1. Type an “X” in the space for the transaction you are doing. *

2. Your three digit desk code.

3. The company number.

4. The policy number.

5. “04” or “05”, the phase number on H4 Trailer.

6. The date currently used on the existing H4 Trailer.

7. 1=Specific, 2=Payment Allocation, 3=Prorata.

8. 1, 2 or 3 (There are five funds per sequence)*

9. The fund ID (DXX)

10. The percentage of the deduction to be taken out of the fund. For Specific, the deduction percentage is used. For Payment Allocation and Prorata, you always use “0.000”.

* When you are modifying, you are modifying the sequence. For example, if sequence 1 has three fund phases and you are adding another fund, you would modify sequence 1 and enter in all of the fund phases that will be listed under sequence 1. Since each sequence will hold five funds, if sequence 1 already has five fund phases, you would need to add a sequence and add the fund under sequence 2. An example is shown below. If adding a new fund for a policy with a Specific rule, the existing H4 trailers need to be changed to show the new funds and a new H4 needs to be added using a current date for the effective date with all of the funds listed. For example, if a new fund is being added for the 02/99 monthaversary, the existing H4 trailers would need to be changed to show the new funds and a new H4 would need to be added to show all past and current funds with an effective date of 02/99.

Edify Allocation Change
(continued)

***** UL-II - ALLOCATION PERCENTAGES *****

H-4 PHASE: 04

FUND EFFEC PAYMENT MONTHLY MONTHLY

PHASE SEQ FUND DATE ALLOC % DEDUCT % DEDUCT RULE

07 1 FD0100 02/97 0.00000 0.00000 PMT ALLOC

08 1 FD0200 02/97 0.00000 0.00000 PMT ALLOC

09 1 FD0300 02/97 0.00000 0.00000 PMT ALLOC

10 1 FD0400 02/97 0.00000 0.00000 PMT ALLOC

11 1 FD0500 02/97 0.20000 0.00000 PMT ALLOC

12 2 FD1000 02/97 0.00000 0.00000 PMT ALLOC

13 2 FD1100 02/97 0.00000 0.00000 PMT ALLOC

14 2 FD1200 02/97 0.00000 0.00000 PMT ALLOC

15 2 FD1300 02/97 0.00000 0.00000 PMT ALLOC

5.       Change the allocation. The next step is to change the deduction percentages on the basic benefit “A” trailer. On a blank screen, type in “DEEN L253;” and hit (enter).

DEEN L253;

NEXT: 001----

L253 BASIC BENEFIT MODIFY

***********************

* CONTROL DATA *

***********************

* DESK: (1) *

* COMPANY: (2) *

* POLICY: (3) *

* STAT REQD: * ********************

* PROC DATE: MM DD (4) * * *

*********************** * C H A N G E S *

* *

***********************************************************

* PHASE: (5)

* BIRTHDATE: MM DD YY

* NFO:

* OTHER:

* OMMISSION:

* UNITS: (6)

* VAR PAY ALLOC %:

* MATERIAL CHANGE OR DECREASE:

Edify Allocation Change (continued)

(1) Your three digit desk code.

(2) The company number

(3) The policy number.

(4) The Proc Date is the effective date.

(5) The phase number that needs to be changed.

(6) The percentage of the allocation (.10 = 10%) *

* This will change the A trailer and H4 trailer on a payment allocation and prorata rule and only the allocation on a specific rule. You can verify what phases need to be changed by looking on PSS1, screen 5 (PF5).

6.       Reverse Premium or Loan and suspend policy, if needed.

7.       Process Transfer. If a transfer needs to be processed, you would need to do the transfer at this time. If only an allocation change is being made, then you can go to the next step. You can do both the transfer and the allocation change in the same cycle, but the transfer needs to be completed before this next step is done.

8.       Reapply Premium of Loan, if needed.

9.       Unsuspend Policy. If deductions had to be reversed, unsuspend the policy on the next day to bring deductions forward.

10.    On the next day, check for error messages and verify H4 trailer.

Click here to go back to the top of the procedure

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Customer Service ~ Recorded Line Calls

Purpose/Introduction

The Variable Life Services (VLS) team receives written and phone communication from policyowners each day.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 8.- Communications and Customer Service; item B. – Oversight of Customer Service

Procedure

Step	Action
Types of Written Correspondence

VLS receives written requests to update policy information. Below are the types of written requests VLS receives. For specific information on how VLS handles these requests, please refer to the procedure for each type of request.

•   Address Change

•   Loan Request

•   Partial Withdrawal Request

•   EFT Change

•   SAI Request

•   Prospectus Request

•   Allocation Change

•   Transfer Request

•   Surrender Request

•   Loan Requests

Types of Phone Correspondence

VLS receives phone calls from policyowners to request information, update information or make changes to their contract. Below are the types of phone calls VLS receives. For specific information on how VLS handles these requests, please refer to the procedure for each type of request.

•   Address Change

•   EFT Change (account number or date change only)

•   SAI Request

•   Prospectus Request

•   Allocation Change

•   Transfer Request

Call Center Phone Process

Below is the process that the phone reps go through when a call is received in VLS.

Policyowner Call

1.       Call received on recorded line.

2.       Date of birth and Social Security number verified.

3.       Take change request.

4.       Confirm change by repeating it back to policyowner.

5.       Give owner the effective date and time of the change.

6.       Route to appropriate individual.

Registered Representative Call

1.       Call received on recorded line.

2.       Verify Agent code and authorization.

3.       Date of birth and Social Security number verified for allocation changes.

4.       Verify that owner requested change.

5.       Request updated daytime phone number.

6.       Take change request.

7.       Confirm change by repeating it back to policyowner.

8.       Give owner the effective date and time of the change.

9.       Route to appropriate individual.

Recorded Calls

An interfund transfer or allocation change will occur when the owner of a policy calls, writes, or faxes a message stating they would like to transfer value from one fund to another. All requests received prior to 3:00 PM, CST will be processed effective as of the close of business that day. All requests received after 3:00 PM, CST will be processed effective as of the close of the next business day.

For all calls from either a policy owner or Registered Representative with authorization, Variable Life Services will notify the caller that they are on a recorded line. This will apply to direct calls to VLS as well as calls transferred from other departments.

All calls will be "tagged" using the "Tag IT" feature. Tag IT will be brought up at the start of the business day on each PC. A call is tagged when the policy number is entered and "Send" is pressed. Upon completion of the call, Tag IT will be minimized on the desktop. "Tag It" only allows for the first policy number to be tagged for calls with multiple policy numbers.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Death Benefit Processing for Variable Life Policies

Procedure Title: Non-Contestable Death Claims

Purpose/Introduction

This procedure describes the steps required when reviewing a non-contestable death claim.  To ensure that claims are processed in accordance with SEC and State regulations, this procedure defines guidelines regarding each stage of this procedure.

Process Map

Internal Controls

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See Section 6 – Transaction, Claims and Requests; item U. Death Benefit Processing for Variable Life Policies.
38a-1 exception log	H:\MAR (model audit rule)\VUL\38a-1 Exception Report.xls The spreadsheet is titled 38a-1 Exception Report.

Procedure

Step	Action
1. File assembly process

The following steps occur when we receive the initial notification of death:

1.       The death is reported and coverage is verified.

2.       The policy is downloaded to the Claims system and assigned to a Claims Examiner.

3.       The policy is placed on Pending Death Claim status on the appropriate legacy system.

4.       The claim form and the appropriate condolence letter are mailed to the claimant.

a.       A copy of the dated letter is imaged. If a claim packet was emailed or faxed, a copy of the dated condolence letter must be imaged.

b.       Please note: If the policy is variable and a manual (ad-hoc) letter must be created, submit the letter to Management for approval. Management will work with the Claims Officer or VUL Compliance for final approval before the letter can be sent.

5.       The completed claim form and proof of death are received.

6.       The received documents are date and time stamped.

7.       The claim file is assigned to a Claims Examiner.

8.       If the claim will not be paid within 10 calendar days of receipt of the claim documentation in our office, a written acknowledgement letter is sent to the beneficiary. Follow up letters are sent at 30, 60, and 90 day intervals if there are any outstanding requirements needed.

9.       If the claim is not paid within 7 calendar days on a variable life policy and does not fall under the exceptions, it will be tracked on the 38a-1 exception log and signed off quarterly by Management. Note: A claim check should be mailed out immediately after generated or no later than 7 days, even it suspense has not been cleared.

2. Review process

The Claims Examiner completes the following steps once documentation is received:

1.       Review the file to ensure all documents are received.

a.       Review the death certificate to ensure the cause of death is present, a raised seal (or other official seal) is present, and the certificate is stamped “Original.”

b.       In the issue or residence state of Arkansas (AR), when a death results from withholding or withdrawing medical care according to the terms of the Arkansas Healthcare Decisions Act, please reference AR Requirement 8452 for further instruction.

c.        If the manner of death is homicide, determine if the beneficiary is being investigated as a suspect. It is required to obtain a written statement on letterhead from the investigator and/or the attorney stating the investigation is complete and the beneficiary is not a suspect. Refer this documentation to Management for further review. If the beneficiary is a suspect, submit the claim to the Lead Legal Claims Examiner for review. If the beneficiary has been charged, it will also need to be escalated to the Lead Legal Claims Examiner. State statutes will be researched to determine how to proceed.

                           i.      For the issue or residence state of Massachusetts, if the beneficiary is convicted (after all possible appeals) of the felonious and intentional killing of an owner/insured, he/she forfeits their policy. Refer to MA H.B. 3780 for additional information.

                         ii.      For the issue or residence state of South Carolina, if an individual feloniously and intentionally kills the decedent and if the killer dies within 120 hours of the decedent’s death, the decedent is considered to have survived the killer for the purposes of distributing benefits payable under a life insurance policy or annuity. Refer to SC S.B. 143 for additional information.

                        iii.      If documentation is received stating that the investigation is ongoing and Management has made the decision that in order to continue the claim review, documentation must be provided indicating that the investigation is completed, the team member will set a 90-day bring-up and follow up with the detective/investigator regarding the status of the investigation.

2.       Once all documents are received, proceed to Step 3.

3.       Review the policyowner’s name, date of birth, and social security number.

4.       Verify the insured is also the deceased.

a.       If they are not the same person, the claim is denied and a denial letter is sent.

5.       Review the file to determine the beneficiary, assignments, child support liens (for Texas and Massachusetts) and reinsurance.

a.       To search for TX child support liens, use the following website – http://www.childsupportliens.com/TX_next_steps.php.

b.       To search for MA child support liens, use the following website – https://wfb.dor.state.ma.us/pip/public/pages/login.aspx?ReturnUrl=%2fpip%2fprivate%2fpages%2flookupresults.aspx%3fp%3dMjY4MzE1&p=MjY4MzE1.

6.       Review Community Property guidelines and determine if they apply. If they do, obtain documents (divorce decree, property settlement, etc.) needed to determine payout.

a.       Current Community Property states are Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Wisconsin, and Washington.

7.       For the issue or residence state of Ohio, if the Company receives notice from the Child Support Enforcement Agency, please refer to Ohio Requirement 9359. The Company will comply and complete research to see if any claims, policies, or benefits were applicable and withhold paying any settlement amount benefit if there were and follow the instructions listed within the above referenced document. If Notice is received after a claim has been paid, escalate the documentation to Management for further review.

8.       For the issue or residence state of Iowa, if a decree of dissolution, annulment, or separate maintenance is issued after the policyowner of an insurance contract insuring the policyowner’s own life has designated the policyowner’s spouse or one or more relatives of the policyowner’s spouse as a beneficiary in effect on the date of the decree, refer to Iowa Requirement 9752.

9.       If a Funeral Home is designated as the Beneficiary or Assignee:

a.     Before we pay the insurance proceeds to any undertaker or funeral director who is a Beneficiary or Assignee, the following documentation is required:

                              i.      The Funeral Home Assignment form,

                            ii.      An itemized statement of services from the funeral home,

                           iii.      An original, certified Death Certificate, and

                          iv.      An original state consent form, if required for claim.

b.     When paying the death claim with a funeral home assignment, the following applies:

                              i.      If the funeral home assignment was completed prior to the insured’s death, pay the amount specified to the funeral home. The Estate of the deceased is taxed for the full amount of death claim proceeds, including the amount sent to the funeral home.

                            ii.      If the beneficiaries assign the policy to the funeral home after the insured’s death, pay the amount specified to the funeral home. The beneficiaries are taxed for the full amount of death claim proceeds, including the amount sent to the funeral home.

1.     Note: Whether assigned before or after the insured’s death, the state of Michigan has a maximum amount that can be assigned:

a.       6/1/2011 – 5/31/2012 – $9,466.

b.       6/1/2012 – 5/31/2013 – $9,775.

10.    Complete the remainder of this procedure for steps to pay the remaining death benefit to the beneficiary(ies) of the policy.

11.    A status letter needs to be sent to the beneficiary(ies) every 30 days if the claim has not been paid.

12.    If there are multiple beneficiaries and not all are being paid at the present time, you need to make payment to the beneficiary that has submitted the claim. Do not hold the paperwork waiting for the additional beneficiaries to submit their claim.

13.    Review the file to determine what benefits are payable; contract fund, loans, withdrawals, dividends, premium deposit account, accelerated death benefit riders.

14.    Adjust the Death Benefit and prepare the letter due to age misstatement, if necessary.

3. Payout process

The Claims Examiner completes the following steps once the death claim payout has been determined:

1.       Terminate the legacy record.

2.       Complete New Account Detail if retained asset is established.

3.       Prepare Paid Up Insurance Endorsement if the policy included a Children’s Insurance Rider (CIR) or Family Insurance Rider (FIR).

4.       If it is a variable claim, send a notepad to the Variable Life Services Team to get a final VUL Confirmation Statement. Once received, send the statement to the beneficiary.

5.       Prepare State notices, if necessary.

6.       Send Explanation of Benefits to the agent, if active.

7.       Finish system file maintenance processing.

8.       Verify the record terminated. Manually terminate, if necessary.

9.       All documents are sent to imaging.

Exception reports

Exception reports are maintained to document any incidents that do not follow these procedures for variable products. These reports are monitored by Management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Procedure Title: Contestable Claim

Purpose/Introduction

This procedure is designed to provide guidance regarding the handling of contestable claims to enhance the consistency as best practices.

Process Map

Internal Controls

Lead claims investigator will review and approve documentation on claims that are not paid.

Supporting Documents/References

Document/Resource	Description
Life Death Claim Processing – New System	Procedure defining the process to pay a death claim.
Escalated Claim	Procedure defining the processing steps required to escalate a claim.
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item U. Death Benefit Processing for Variable Life Policies

Procedure

Step	Action
1. Review provision

1.       The claim will be assigned to the applicable examiner based on the state of issue, date of death and the issue date. Once in good order, claims must be paid within 5 days.

2.       Review the incontestable provision to determine if the claim is contestable.

3.       Review the policy and the policy file to determine if the date of death is within the specified contestability period. This includes reviewing the image file for conversions, replacements. Reinstatements, rate and class changes that may or may not have changed the contestable time period.

•         If the claim is contestable proceed to step 2.

•         If the claim is not contestable, the claim will be reassigned to be processed according to non-contestable death claim procedures and the contestable process is complete.

2. Generate correspondence

1.       Access the applicable contestable letter. ** A letter must be sent to each beneficiary on the policy. The letters for both MNL and NA are located in CSI and the Claims drive: Contestable\Approved Letters folder:

•         Condolence Contestable Letter –

o    Variables to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Issue date

▪  Agent Name and Phone

•         Contestable Acknowledge Letter

o    Variable to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Date, enter the stamp date and CSI will pull the information for the letter

▪  Issue Date

▪  Agent Name and Phone

•         CSI SP Auth Needed LTR

o    Variable to be completed

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Notification – Enter the name of the applicable medical facility.

▪  Agent Name and Phone

2.       If no response is received, send follow-up letter. Need to print on demand. The system will set the applicable follow-up date.

•         Contestable Follow Up

o    Variable to be completed

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Issue Date

▪  Agent Name and Phone

3.       Place the policy in bring-up for 30 days. If a decision has not been made send the following letter:

•         Review Ongoing

o    Variables to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract (policy number)

▪  Salutation

▪  Agent Name and Phone

•         Review Ongoing – Not received all docs

o    Variables to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract (policy number)

▪  Salutation

▪  Agent Name and Phone

3. Review ExamOne

1.       Access the following website : http://www.examone.com.

2.       Hover over the Log In section of the screen and select ScriptCheck.

3.       Log in, using your assigned user ID and password. For the Account Code, key LJE for North American or LJF for Midland National.

4.       To order a new request:

•         Review imaging to ensure a HIPPA form is present.

•         Click Add New Request from the left column.

•         Key the policy number in the Reference ID field.

•         Key the policy number in the Policy Number field.

•         Complete the Date of Birth, Gender, Social Security number, and Zip Code fields.

•         Click Submit and then OK to save the order.

5.       To review results:

•         Click Review Results from the left column. A list of all of your orders display.

•         Locate the correct order.

•         Click Complete under the Results column on the right side of the screen.

o    Note: The results will display a Pending status prior to this time. Do not open the results until the status changes to Complete.

o    If you have previously viewed the results, the status will be Viewed. To view the results again, click Viewed.

•         When viewing the results, you can sort the columns by clicking the up and down arrows in the Prescription Summary area or by clicking the column headings.

•         ExamOne scores the medication risk from 0 to 10, with 10 being the worst risk and 0 being the least risk.

•         The Prescriber Detail section is where the doctor’s information is listed.

•         Click Back to the Top to return to the original report details.

6.       To print the Prescription Summary and Prescriber Summary results:

•         Click Edit View in the top left corner.

•         Click the Drug Summary and Prescriber Detail under the Print column.

•         Click Save to Profile. This saves your preferences so you don’t have wto adjust the settings each time you have to print the documentation.

o    Note: To edit the display, select Edit View and then click Save to Profile.

•         To print, go to Printer View, then click the printer in the middle of the screen.

•         Review the Response Type column description:

o    3 – Not Found – No results will display.

o    6 – Only eligibility information – No results will display.

o    7 – Claims with no eligibility – Results will display prescription detail from pharmacy claims or clearinghouse.

o    10 – Claims with eligibility – Results will display prescription detail from health insurance.

4. Request medical records

1.       Review the application, file and the claim information to determine the physicians, hospitals and clinics that Parameds will be requesting medical records from.

2.       Access the Parameds website at www.parameds.com/.

3.       Sign In. Note, only designated examiners have access to order medical records.

4.       Select the applicable company. To change companies, select Change Location from the menu at the top of the screen.

•         Midland National

•         N.A.C.O.L. A. H.

5.       A list of all outstanding cases will appear. Parameds will send status emails when they have a change in the status of a case. A status update includes, a response has been received to an outstanding requirement or that an outstanding item is due from the requestor. Any cases that require action, they will be highlighted red.

6.       Click on the case number to review the case (items requested as well as the status of those items.).

7.       Returned requirements will be in the form of a PDF. The PDF will be uploaded to the image file.

•         If the documentation is less than 25 pages the entire document will be printed and reviewed by the examiner.

•         If the documentation is more than 25 pages, a summary will be printed.

8.       Add a request or request a status on a case:

•         Open a new case – Request all medical information for 5 years prior  to the application date and 3 months after the application date.

•         Select Order New Request and enter the following:

o    First Name

o    Last Name

o    DOB (date of birth)

o    SSN

o    State

9.       Click on Submit

10.    Enter the doctor’s name of the name of the medical facility and the state. **If the information needed to submit the request is not located on the Paramed site, an internet search should be done to locate the information needed to submit the request. Click Submit. A list of matches will be returned

•         If the doctor/facility is listed select it and all the applicable information will be provided. Review the information to confirm it is the doctor and/or medical facility that was requested by comparing the address etc.

•         If the doctor/facility is not listed, click on New Entry and enter all the applicable information and click Submit.

11.    A case number will be provided.

12.    Select the Upload option to upload the completed HIPAA form.

13.    An acknowledgement email will be generated to the requestor.

14.    If a response is not received within 60 days from either the medical facility or beneficiary for an outstanding requirement, the case will be closed. At any time this case can be reopened or a new case created.

15.    Place the policy in bring-up for 10 business days and if no update emails are received, access the Parameds website to “add an action” which is a status request.

5. Generate agent correspondence

1.       Agent questionnaire should be sent when the initial documentation is mailed, emailed or faxed.

•         MNL – Form 16820

•         NA – Form O-2845

•         Complete the following:

o    To – Enter the agent name

o    From – Enter the name of the examiner

o    CC:

o    Date – Date sent

o    Re – Enter the policy number and name of the deceased

2.       Place the policy in bring up for 10 business days. If not response send follow-up request via phone, fax or email.

6. Update reinsurance status

1.       CSI will generate an extract of all claims that it passes to the Reinsurance System – TAI. Reinsurance will notify the reinsurance company(s) that a claim has been submitted.

2.       For contestable claim, the examiner will email the reinsurance company(s) the following claim information once it has been received:

•         UW document(s)/file

•         Claim form

•         Death Certificate

3.       All documentation that is received during the investigation will be provided to all the reinsurance companies on the policy. **Ensure that all documentation is also included in the image file.

4.       If the claim is approved, the reinsurer will need to be notified via email on the decision. Utilize the following verbiage:

•         “The Company has completed our standard contestable review and the Company will be proceeding with payment of the claim. Please let me know if you have any questions.”

7. Prepare file for review

1.       Access the Underwriting Opinion form (16436) which is located in the Underwriting Opinion folder for the current year in the Claims H drive. Enter the following information:

•         To – Enter the applicable underwriting contact.

•         Policy/Contract Number – Enter the policy number.

•         RE – Enter the name of the insured/deceased.

•         Application Date – Enter the date on the original application.

•         Application Part II Date – Enter the date of the part II application, this is the date the Paramed examination was completed.

•         Admitted History – Enter admitted history that was included on the application.

•         Special Note –Enter any special notes.

2.       Ensure that the medical information returned from Parameds is included in the file as well as upload to the image system.

3.       Email the completed Underwriting Opinion form to the lead claims investigator and carbon copy manager. In the body of the email, include the agent’s name and code if the agent is active.

4.       Upload a copy of the Underwriting Opinion Form in the Underwriting Opinion folder on the H drive. Once the review is completed remove the form from this folder.

5.       Provide the completed form and claim file to the designated underwriter for review.

8. Decision

1.       The examiner will be notified once the review process is complete whether to pay the claim of escalate the claim.

•         Claim approved –

o    Pay claim using the Life Death Claim Processing – New System procedure.

o    Notify the reinsurance company(s) of the decision via email once a decision has been made requesting that they agree or disagree with the decision. Place the policy in bring up for 7 – 10 days. If no response process claim accordingly.

•         Claim Escalated – Proceed to step 9.

9. Resolution

1.       Complete the claim discussion form found in the Claims Opinion Folder on the Claims H drive and send to the lead investigator with policy pages, policy file and claim file for review.

2.       The examiner will be notified once the claim decision has been made.

3.       If the claim is approved, pay the claim using the Life Death Claim Processing – New System procedure.

4.       If the decision is for the claim denial then the examiner should proceed as follows.

•         Generate correspondence – The correspondence must include the specific reasons why the claim was denied. For example, a specific medical question as well as the response and the medical information that was provided as part of the contestable review that states why that incorrect information caused the claim to be denied.

•         Forward the correspondence draft to the lead claims examiner for review and approval. Once approved, send correspondence to all beneficiaries on the policy. Image all documentation.

•         Examiner will notify the reinsurance company of the decision via email once a decision has been made notifying them of the claim denial.

•         Close case

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Policy Change Underwritten Premium Processing

IIntroduction
On occasion the Policy Change Department will receive a check for future premiums with a change application on Variable Life policies.

PPolicy

Midland National is required to price premium payments using the accumulation unit value next computed after receipt of the premium at the designated address. Midland National is provided with a conditional exemption and permits Midland National to retain an initial or subsequent premium payment in its suspense account during the underwriting period, so long as the procedures are reflected in a current Redeemability Exemption Memorandum (“ RE memorandum”) on file with the SEC as Part C of the registration statement for the variable life insurance policy. Once underwriting is completed, the variable life insurance policy should be issued on the next business day. Once the policy is placed inforce, the premium is removed from the General Account and allocated in accordance with the procedures stated in the prospectus.

RResponsible Individual
VL ~ Manager of Policy Change

CCheck Process
Below is the current Policy Change process for when premium is received with an change application that requires underwriting:
Step	Action
1	Application and check received at Home Office.
2	Application is scanned by batches based on change type. Policy Change then works the batches and codes changes into system, or distributes to be worked.
3	Mail Services makes a copy of the check so it is kept together with the application when scanned.
4	Check is routed to Treasury Operations.
5	Application is sent to Underwriting.
6

If change is approved, Policy Change contacts Treasury operations and check is cashed. If change is denied, Policy Change routes decline letter to Treasury Operations and check is returned with letter to policyowner.

7	All paperwork is filed.

Exception
Reports

Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.